UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Future FinTech Group Inc.
(Exact name of registrant as specified in its charter)

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(1)	Title of each class of securities to which transaction applies: Ordinary Stock

(2)	Aggregate number of securities to which transaction applies: 12,139,536

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(4)	Proposed maximum aggregate value of transaction: $158,542,340.16

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PRELIMINARY PROXY STATEMENT	DATED OCTOBER 20, 2017

LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), which will be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Monday, December 18, 2017 at 10:00 A.M., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from shareholders. Shareholders may attend the annual meeting in person or telephonically by dialing 1-866-395-5819 toll-free within the United States, 10-400 682 8609 toll-free within China, or 1-706-643-6986 outside the United States and China (toll charged). Shareholders attending telephonically should ask for the “Future FinTech Group Inc. 2017 Annual Meeting of Shareholders / Conference ID 9198969”.  However, a shareholder must complete the attached proxy card or be present in person to vote at the meeting. Shareholders that participate in the meeting via teleconference will be on listen only mode and will not be able to ask questions or vote their shares using the teleconference line.  If you anticipate participating in the annual meeting via teleconference and have questions, please provide such questions in advance to the Company’s external investor relations representative at david.rudnick@preceptir.com or 646-694-8538 and the Board will address them during the meeting.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

For a discussion of risk factors you should consider in evaluating the proposals set forth in this proxy statement that you are being asked to adopt, see “Risk Factors” beginning on page 15.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SKYPEOPLE BVI OR FULLMART ORDINARY SHARES TO BE DISTRIBUTED IN THE SPIN-OFFS OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

By Order of the Board of Directors,

/s/ Hongke Xue
Hongke Xue
Chief Executive Officer
October •, 2017 Xi’an, China

FUTURE FINTECH GROUP INC.

16F, China Development Bank Tower,

No. 2 Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Monday, December 18, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), will be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Monday, December 18, 2017 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	To approve the spin-off of the Company’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock at the close of business on October 31, 2017, the record date (the “Spin-Offs”);

(4)	To approve an amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of Future FinTech from 8,333,333 to 60,000,000 (the “Amendment”);

(5)	To adopt and approve the Future FinTech Group Inc. 2017 Omnibus Equity Plan; and

(6)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on October 31, 2017 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm, a vote IN FAVOR OF the Spin-Offs, a vote IN FAVOR OF the Amendment, and a vote IN FAVOR OF the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Hongke Xue
Hongke Xue
Chief Executive Officer
October •, 2017
Xi’an, China

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the shareholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Your broker or other agent cannot vote on the Spin-Offs and other discretionary matters without your instructions.

If you are a shareholder of record and fail to return your proxy card to us or vote by ballot in person at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting. If you are a shareholder of record, voting in person by ballot at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote in person at the Annual Meeting.

We encourage you to read the accompanying proxy statement carefully and in its entirety, as well as the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. If you have any questions concerning any of the proposals to be voted upon at the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact the Company’s Corporate Secretary at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, or call 86-29-81878827.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

Future FinTech Group Inc.

Date:	October •, 2017	By:	/s/ Hongke Xue
		Name:	Hongke Xue
		Title:	Chief Executive Officer

ANNEXES

Annex A	Future FinTech Group Inc. 2017 Omnibus Equity Plan
Annex B	Articles of Amendment to Second Amended and Restated Articles of Incorporation of Future FinTech Group, Inc.

EXHIBITS

Exhibit 1	Memorandum and Articles of Association of FullMart Holdings Limited, dated December 28, 2011
Exhibit 2	Memorandum and Articles of Association of SkyPeople Foods Holdings Limited, dated December 28, 2011

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following are answers to some questions that you, as a shareholder of Future FinTech, may have regarding the Spin-Offs, the Amendment and the other matters being considered at the Annual Meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Spin-Offs, the Amendment and the other matters being considered at the Annual Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The board of directors of Future FinTech is soliciting your proxy to vote at the Annual Meeting because you owned shares of Future FinTech common stock at the close of business on October 31, 2017, the “Record Date” for the Annual Meeting, and are therefore entitled to vote at the Annual Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to shareholders on or about November •, 2017. Future FinTech has made these materials available to you on the Internet, and Future FinTech has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting in person to vote your shares of Future FinTech common stock.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held at 10:00 a.m., local time, on Monday, December 18, 2017, at the Company’s offices at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

Q:	On what matters will I be voting?

A:	Future FinTech’s shareholders are being asked to consider and vote upon the following proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	To approve the spin-off of the Company’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each SkyPeople BVI and FullMart to holders of the Company’s common stock at the close of business on October 31, 2017, the record date (the “SkyPeople BVI Spin-Off”);

(4)	To approve an amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech, which would increase the amount of authorized shares of common stock, par value $0.001 per share, of Future FinTech from 8,333,333 to 60,000,000;

(5)	To adopt and approve the Future FinTech Group Inc. 2017 Omnibus Equity Plan; and

(6)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Future FinTech’s shareholders may also be asked to consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, Future FinTech would not have been authorized to consummate the Spin-Offs. Future FinTech will hold the Annual Meeting to consider and vote upon these proposals. This proxy statement contains important information about matters to be acted upon at the Annual Meeting. Shareholders should read it carefully. The vote of shareholders is important.

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In order to complete the Spin-Offs, Future FinTech shareholders must vote to approve the Spin-Offs, and all other requirements of the Company to complete the Spin-Offs must be fulfilled.

Q:	Why is Future FinTech proposing the Spin-Offs?

A:	Our Board is submitting the Spin-Offs to our shareholders for approval with the intent of restructuring the Company so that the Company’s management can better focus on the Company’s new business lines and growth strategies and so that SkyPeople BVI, FullMart and the Company can each access capital resources that are focused on their respective industries, operational needs and growth strategies. Additionally, our Board believes that the Spin-Offs will allow Future FinTech’s results of operations to not be as negatively affected by the adverse market conditions currently being experienced by the heavy asset and manufacturing operations of SkyPeople BVI and FullMart in China. However, there is no assurance of the growth of any of the future operations of the Company, SkyPeople BVI or FullMart, or that SkyPeople BVI or FullMart will operate their respective businesses in a manner substantially similar to the current operations of the Company.

Q:	What will Future FinTech shareholders receive if the Spin-Offs are completed?

A:	If the Spin-Offs are completed, each Future FinTech shareholder will be entitled to receive a pro rata distribution of the ordinary shares of SkyPeople BVI and FullMart’s ordinary stock for each share of Future FinTech common stock they hold as of the Record Date, October 31, 2017.

Q:	What happens if I buy my shares after the Record Date?

A:	Purchasers of Future FinTech common stock after the Record Date will not be entitled to receive ordinary shares of SkyPeople BVI or FullMart upon the completion of the Spin-Offs.

Q:	What happens if I sell my shares after the Record Date, but before the Annual Meeting?

A:	The Record Date is earlier than the date of the Annual Meeting. If you transfer your shares of the Company after the Record Date but before the Annual Meeting, you will retain your right to vote at the Annual Meeting, but will transfer ownership of the shares and will not hold an interest in the Company in respect of such shares after the Spin-Offs are completed. However, you will still be entitled to receive the distribution of the ordinary shares of SkyPeople BVI and FullMart upon the completion of the Spin-Offs.

Q:	Are there risks associated with the Spin-Offs that I should consider in deciding how to vote?

A:	Yes. There are a number of risks related to the Spin-Offs, that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 15 of this proxy statement.

Q.	What happens if the Spin-Offs are not approved?

A.	If the Spin-Offs are not approved, neither of the Spin-Offs will be consummated and the subsidiaries subject to the rejected Spin-Offs will remain wholly-owned subsidiaries of Future FinTech.

Q:	How does Future FinTech’s board of directors recommend that I vote on the proposals to be voted upon at the Annual Meeting?

A:	The Future FinTech board of directors recommends that Future FinTech shareholders vote or give instruction to vote:

●	“FOR” the nominees for director named in this proxy statement;

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●	“FOR” the ratification of the Audit Committee’s selection of the independent registered public accounting firm;

●	“FOR” the SkyPeople BVI and FullMart spin-off proposal;

●	“FOR” the amendment to Future FinTech’s Second Amended and Restated Articles of Incorporation to increase Future FinTech’s authorized shares of common stock from 8,333,333 to 60,000,000; and

●	“FOR” the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan.

You should read “The Spin-Offs — Recommendation of Future FinTech’s Board of Directors and Reasons for the Spin-Offs” beginning on page 39 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the spin-off proposal.

Q:	Do persons involved in the Spin-Offs have interests that may conflict with those as a Future FinTech shareholder generally?

A:	In considering the recommendation of the Future FinTech board of directors to approve the Spin-Offs, Future FinTech shareholders should be aware that certain Future FinTech executive officers and directors may be deemed to have interests in the Spin-Offs that are different from, or in addition to, those of Future FinTech shareholders generally. These interests, which may create actual or potential conflicts of interest, are, to the extent material, described in the section entitled “Interests of Future FinTech’s Directors and Officers in the Spin-Offs” beginning on page 41.

Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided how you wish to vote your shares of Future FinTech common stock, please vote your shares promptly.

Shareholders of Record

If your shares of Future FinTech common stock are registered directly in your name with Future FinTech’s transfer agent, Continental Stock Transfer & Trust Company, you are the shareholder of record of those shares and these proxy materials have been mailed to you by the Company. You may vote your shares by mail or in person at the Annual Meeting. Your vote authorizes Hongke Xue, Chief Executive Officer of the Company, and Hanjun Zhang, Chief Financial Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you directed.

Beneficial Owners

If your shares of Future FinTech common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares signing and returning a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to Future FinTech or by voting in person at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks and nominees who hold shares of Future FinTech common stock on your behalf may not give a proxy to Future FinTech to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Future FinTech common stock, what happens if I don’t provide voting instructions? What is discretionary voting?”

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Q:	What vote is required to approve each proposal?

A:	The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of Future FinTech common stock that you held as of the Record Date. As of the close of business on the Record Date, there were • outstanding shares of Future FinTech common stock.

Q:	How will our directors and executive officers vote on the proposals at the Annual Meeting?

A:	As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote • shares of the common stock of the Company, representing approximately • % of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor of the each of the proposals to be presented at the Annual Meeting, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Q:	How many shares must be present to hold the Annual Meeting?

A:	A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes (discussed further below) are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	If I am a beneficial owner of shares of Future FinTech common stock, what happens if I don’t provide voting instructions? What is discretionary voting?

A:	If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the Future FinTech common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

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Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Future FinTech common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Corporate Secretary of Future FinTech, as specified in this proxy statement, no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting in person?

A:	Yes. Please bring proper identification, together with proof that you are a record owner of shares of Future FinTech common stock. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of Future FinTech common stock on the record date. Acceptable proof of ownership is either (a) a letter from your broker stating that you beneficially owned Future FinTech stock on the Record Date or (b) an account statement showing that you beneficially owned Future FinTech stock on the Record Date.

Q:	Are Future FinTech shareholders entitled to appraisal rights?

A:	No. Future FinTech shareholders do not have appraisal rights in connection with the Spin-Offs under the Florida Business Corporation Act.

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Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	If I am a Future FinTech shareholder, should I send in my Future FinTech stock certificates with my proxy card?

A:	No. Please DO NOT send your Future FinTech stock certificates with your proxy card.

After each of the Spin-Offs is completed, the transfer agent of SkyPeople BVI and FullMart will send you a letter of transmittal and, when applicable, your shares of SkyPeople BVI and FullMart

Q:	Do you expect the Spin-Off to be taxable to Future FinTech shareholders?

A:	Yes. The receipt of each of SkyPeople BVI and FullMart’s ordinary shares as a result of the Spin-Offs will be a fully taxable transaction. Please review carefully the information under “United States Federal Income Tax Consequences of the Spin-Offs” beginning on page 42 for a description of the material U.S. federal tax consequences of the Spin-Offs. The tax consequences to you will depend on your own situation. Please consult your tax advisors as to the specific tax consequences to you of the Spin-Offs, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws in light of your particular circumstances.

Q:	When do you expect the Spin-Offs to be completed?

A:	We are working to complete the Spin-Offs as quickly as possible, and we expect to complete all transactions in the first quarter of 2018. However, Future FinTech cannot assure you when or if either of the Spin-Offs will occur. The Spin-Offs are subject to shareholder approvals and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Spin-Offs being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Spin-Offs.

Q:	Whom should I call with questions about the Annual Meeting, the Spin-Off or any of the other proposals to be presented at the Annual Meeting?

A:	Future FinTech shareholders should call the Corporate Secretary at 86-29-81878827 with any questions.

Q:	What will the business of each of the spun-off companies be if the Spin-Offs are consummated?

A:	Following the completion of the Spin-Offs, SkyPeople BVI and its subsidiaries will continue to engage in the manufacture and sale of fruit juice concentrates, fruit juice beverages and other fruit-related products in the People’s Republic of China and overseas markets. FullMart and its subsidiaries will continue to engage in the manufacture and sale of consumer food products.

Q:	What will the management of each of Future FinTech, SkyPeople BVI and FullMart be if the Spin-Offs are consummated?

A:

The officers and directors of Future FinTech will not be affected by the completion or non-completion of the Spin-Offs. Following the completion of the Spin-Offs, Mr. Yongke Xue will continue to be the sole director of SkyPeople BVI, and Mr. Fei Zhu will continue to be the sole director of FullMart.

See “Officers and Directors of SkyPeople BVI and FullMart Following the Spin-Offs” for more information.

Q:	What material negative factors did the Board of Future FinTech consider in connection with the Spin-Offs?

A:

By and large the Board of Future FinTech does not view the Spin-Offs as negative. Upon deliberation, the Board determined that the potential positive value of the successful completion of each of the Spin-Offs distinctly outweigh any negative factor. If the Spin-Offs are not approved by Future FinTech shareholders or if either of the Spin-Offs is not completed for any other reason, Future FinTech shareholders will not receive any distribution of the ordinary shares of SkyPeople BVI or FullMart, as applicable. Whether or not the Spin-Offs are completed, Future FinTech will remain an independent public company, its common stock will continue to be listed and traded on the NASDAQ Global Market, if eligible, and registered under the Exchange Act, and Future FinTech will continue to file periodic reports with the SEC. In addition, if the Spin-Offs are not completed, Future FinTech expects that management will operate the business in a manner similar to that in which it is being operated today and that Future FinTech’s shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which Future FinTech operates, the potential of NASDAQ delisting if it becomes unable to meet minimum listing requirements, and the adverse economic conditions it faces.

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The primary negative consequence of the transaction that Future FinTech’s Board considered was that the transaction could result in Future FinTech’s common stock moving from NASDAQ to the OTC Markets if Future FinTech’s stock price cannot continue to meet NASDAQ’s listing requirements and the lower relative liquidity of the ordinary stock of SkyPeople BVI and FullMart as compared to the common stock of Future FinTech.

If either of the Spin-Offs is not completed, Future FinTech’s Board will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value.

Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 15 of this proxy statement.

Q:	How will I receive information about SkyPeople BVI and FullMart after the Spin-Offs are completed?

A:	Each of SkyPeople BVI and FullMart will register a class of securities on Form 10 prior to the completion of the Spin-Offs. As such, so long as those securities remain registered, SkyPeople BVI and FullMart will have periodic and reporting obligations under the Securities Exchange Act of 1934, as amended, and those reports will be available to the public from commercial document retrieval services and at the SEC’s website, www.sec.gov.

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FORWARD-LOOKING STATEMENTS

This proxy statement, including information incorporated by reference into this proxy statement, includes forward-looking statements regarding, among other things, Future FinTech’s plans, strategies and prospects, both business and financial. Although Future FinTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Future FinTech cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in Future FinTech’s filings with the SEC. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the number and percentage of our public shareholders voting against the Spin-Offs and the other proposals described herein;

●	the ability to maintain the listing of Future FinTech’s common stock on NASDAQ following the consummation of the Spin-Offs;

●	changes adversely affecting the businesses in which any of Future FinTech, SkyPeople BVI and FullMart are engaged;

●	management of growth;

●	general economic conditions;

●	business strategies and plans of Future FinTech, SkyPeople BVI and FullMart;

●	the result of future financing efforts; and

●	and the other factors summarized under the section entitled “Risk Factors”.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to any of Future FinTech, SkyPeople BVI, FullMart or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Future FinTech, SkyPeople BVI and FullMart undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a shareholder grants its proxy or instructs how its vote should be cast or vote on the proposals described herein, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect Future FinTech, SkyPeople BVI and FullMart.

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SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Annual Meeting, including the Spin-Offs, you should read this entire document carefully, including the 2017 Future FinTech Equity Plan attached as Annex A and the Amendment attached as Annex B to this proxy statement.

References to “Future FinTech” are references to Future FinTech Group Inc. References to “SkyPeople BVI” are references to SkyPeople Foods Holdings Limited (BVI). References to “FullMart” are references to FullMart Holdings Limited (BVI). References to “we” or “our” and other first person references in this joint proxy statement refer to Future FinTech Group, SkyPeople BVI or FullMart, as the case may be, before completion of the transactions. References to the “transactions,” unless the context requires otherwise, mean the transactions contemplated by the Spin-Offs, taken as a whole.

The Parties

Future FinTech Group Inc.

We are a holding company incorporated under the laws of the State of Florida. We have three direct wholly-owned subsidiaries: Belkin Foods Holdings Group Co., Ltd., (“Belkin”), a company incorporated under the laws of the British Virgin Island, FullMart Holding Limited (“FullMart”), a company organized under the laws of British Virgin Island, and SkyPeople Foods Holding Limited (“SkyPeople BVI”), company organized under the laws of British Virgin Island. SkyPeople BVI holds 100% of the equity interest of HeDeTang Holding (HK) Ltd. (“HeDeTang Holding (HK)”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), and HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has ten subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) Shaanxi Heying Trading Co. Ltd (“Shaanxi Heying ”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”); (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”); (ix) Xi’an Hedetang E-commerce Co. Ltd. (“Hedetang E-commerce”) and (x) Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry Zhouzhi”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China). FullMart holds 100% of equity interest of Hedetang Holdings (Asia Pacific) Ltd. (“Hedetang Holdings (Asia Pacific)”), a company organized under the laws of Hong Kong. Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of HeDeJiaChuan Holding Group Co. Ltd., (“HeDeJiaChuan Holding”), a company incorporated under the laws of the PRC, which holds 100% of HeDeJiaChuan Foods (Xi’an) Co. Ltd. (“HeDeJiaChuan Xi’an”), a company incorporated under the laws of the PRC. HeDeJiaChuan Xi’an has four subsidiaries: (i) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd (“SkyPeople Suizhong”); (ii) HedeJiachuan Foods (Yichang) Co. Ltd (“Hedejiachuan Yichang”); (iii) Hedetang Foods Industry (Jingyang) Co. Ltd. (“Foods Industry Jingyang”); and (iv) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”). Belkin holds 100% of the equity interest of Future FinTech (Hong Kong) Limited (“Future FinTech HK”), a company organized under the laws of Hong Kong. Future FinTech HK holds 100% of the equity interest of Hedetang Foods (China) Ltd. (“Hedetang Foods (China)”), and Hedetang Foods (China) holds 90% of the equity interest of Hedetang Farm Products Trading Market (Mei County) Co., Ltd. (“Trading Market Mei County”), a company incorporated under the laws of the PRC. GlobalKey Supply Chain Limited (“GlobalKey Supply Chain”) holds the remaining 10% of the equity interest of Trading Market Mei County. Trading Market Mei County holds 100% of the equity interest of Hedetang Agricultural Plantations (Mei County) Co., Ltd. (“Agricultural Plantations Mei County”) and also holds 100% of the equity interest of GlobalKey Supply Chain.

SkyPeople Foods Holdings Limited (BVI)

SkyPeople BVI is a wholly-owned subsidiary of Future FinTech organized under the laws of the British Virgin Islands on December 28, 2011. SkyPeople BVI holds 100% equity interest of HeDeTang Holding (HK). HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople (China). SkyPeople (China) has ten subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo; (ii) Huludao Wonder; (iii) Yingkou; (iv) Food Industry Yidu; (v) Shaanxi Heying; (vi) Agricultural Plantation Yidu; (vii) Xi’an Hedetang; (viii) Xi’an Cornucopia; (ix) Hedetang E-commerce and (x) Foods Industry Zhouzhi. TSD holds another 26.36% of the equity interest of SkyPeople (China).

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A class of securities of SkyPeople BVI will be registered on a Form 10 registration statement prior to the consummation of the Spin-Offs.

FullMart Holdings Limited

FullMart is a wholly-owned subsidiary of Future FinTech organized under the laws of the British Virgin Islands on December 28, 2011. FullMart holds 100% of equity interest of Hedetang Holdings (Asia Pacific). Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of HeDeJiaChuan Holding, which holds 100% of HeDeJiaChuan Xi’an. HeDeJiaChuan Xi’an has four subsidiaries: (i) SkyPeople Suizhong; (ii) Hedejiachuan Yichang; (iii) Foods Industry Jingyang; and (iv) Guo Wei Mei.

A class of securities of FullMart will be registered on a Form 10 registration statement prior to the consummation of the Spin-Offs.

The Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Monday, December 18, 2017, at the Company’s principal executive offices at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

The Spin-Offs

Our board of directors has adopted resolutions approving a pro rata distribution of the issued and outstanding shares of SkyPeople BVI and FullMart by Future FinTech to its shareholders of record as of October 31, 2017 (the “Record Date”).

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.

Future FinTech’s Operations Following the Spin-Offs

Following the completion of the Spin-Offs, the main business operations of Future FinTech will be focused on (i) the online sales of fruit juice products and beverages, and consumer and health-related products, through GlobalKey Supply Chain Limited; (ii) the operation of a supply chain, logistics and trading business for fruit juice products, foods and other consumer and agricultural products through Hedetang Farm Products Trading Market (Mei County) Co., Ltd., as described further below; (iii) bulk agricultural products spot trading business and financial technology businesses, including software development and information services for the financial leasing and project finance industries through intelligent investment advisory and block chain technology; and (iv) related asset and equity investment management.

On April 3, 2013, SkyPeople (China) entered into an Investment Agreement (the “Agreement”) with the Managing Committee of Mei County National Kiwi Fruit Wholesale Trading Center (the “Committee”). The Committee has been authorized by the People’s Government of Mei County to be responsible for the construction and administration of the Mei County National Kiwi Fruit Wholesale Trading Center (the “Trading Center”). Contracts relating to the Trading Center were subsequently transferred to subsidiaries that will remain with Future FinTech following the completion of the Spin-Offs.

Under the Agreement, the parties agreed to invest and establish a kiwi fruit comprehensive deep processing zone and kiwi fruit and fruit-related materials trading zone in Yangjia Village, Changxing Town of Mei County with a total planned area of total planned area of 286 mu (approximately 47 acres) (the “Project”).

Pursuant to the Agreement, the Company is responsible for the construction and financing of the Project with a total investment of RMB 445.6 million (approximately $71.9 million) in buildings and equipment, which also includes a fee for the land use rights for the Project land in the amount of RMB 0.3 million per mu. The Committee is responsible for financing and constructing the basic infrastructure surrounding the Project, such as the main water supply, main water drainage, natural gas, electricity, sewage, access roads to the Project, natural gas and communications networks. As of the date of this report, the Company is in the process of building fruit juice production lines, a vegetable and fruit flash freeze facility, an R&D center and an office building. Although the schedule for completion could change, the Company plans to complete the construction of these facilities in the fourth quarter of 2017.

As of the date of this proxy statement, Mei County National Kiwi Fruit Wholesale Trading Center has started normal operations. There are a number of enterprises operating in the trading center including 12 express delivery companies, 4 logistic companies, four on-line sales companies, two packing companies and three agriculture companies. In addition, all government departments that are relevant to the operations of the Mei County National Kiwi Fruit Wholesale Trading Center have moved into the trading center. Currently, Mei County National Kiwi Fruit Wholesale Trading is building a data platform for agricultural products in the western part of China, an agricultural business incubator, and an online-to-offline agricultural products trading center. To meet this requirement, the Company is upgrading its software and the project has been delayed. The Company expects to complete its investment in the trading center in the fourth quarter of 2017, and believes that it will generate income from the trading center through various means, such as rental income from cold storage and shops, and income from logistic services.

As part of the Mei County National Kiwi Fruit Wholesale Trading Center project, on April 19, 2013, we established Shaanxi Guoweimei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”) to engage in the business of producing kiwi fruit juice, kiwi puree, cider beverages, and related products. The total estimated investment was RMB 294 million. As the Chinese government recently tightened environment regulations, the Company is in the process of adapting to the new standards and the project has been delayed. We are now building fruit juice production lines, a vegetable and fruit flash freeze facility, an R&D center and an office building. Although the schedule for completion could change, we plan to complete construction in the second quarter of 2018.

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Pre-Spin-Offs Structure

Post-Spin-Offs Structure of Future FinTech

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Abandonment of the Spin-Offs and Expenses Related to the Spin-Offs

In the event that the Future FinTech’s shareholders do not approve the Spin-Offs, the Spin-Offs shall not be consummated by the Company and shall be abandoned. We anticipate that the fees and expenses related to the Spin-Offs, including professional fees, shall be approximately $80,000 in aggregate.

Recommendation to Shareholders

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm, a vote IN FAVOR OF the Spin-Offs, a vote IN FAVOR OF the amendment to Future FinTech’s Second Amended and Restated Articles of Incorporation to increase its authorized shares of common stock from 8,333,333 to 60,000,000, and a vote IN FAVOR OF the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan.

Interests of Future FinTech’s Directors and Officers in the Spin-Offs

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote • shares of the common stock of the Company, representing approximately • % of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor the nominees for director named in this proxy statement, in favor the ratification of the Audit Committee’s selection of the independent registered public accounting firm, in favor the Spin-Offs, in favor of the amendment to Future FinTech’s Second Amended and Restated Articles of Incorporation and in favor of the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan, but none of the Company’s directors or executive officers other has entered into any agreement obligating any of them to do so.

Besides the equity ownership of Future FinTech detailed above, the directors and executive officers of the Company do not have interests different than the other shareholders of Future FinTech.

Appraisal Rights

Future FinTech shareholders do not have appraisal rights in connection with the Spin-Offs under the Florida Business Corporation Act.

Material British Virgin Islands Tax Considerations

In the opinion of Maples and Calder (Hong Kong) LLP, under current British Virgin Islands law, we will not be subject to British Virgin Islands income tax as a result of the Spin-Offs and our shareholders who are not residents of the British Virgin Islands will not be subject to any British Virgin Islands income withholding or capital gains by reason of such transactions.

Material United States Federal Income Tax Considerations

The following discussion sets forth the material U.S. Federal income tax consequences to our shareholders of the distribution of the ordinary shares of SkyPeople BVI and FullMart to our shareholders.

This discussion is limited to shareholders who are U.S. Holders (as defined below) of our common stock who hold such stock as a capital asset for Federal income tax purposes. This discussion is based on the Tax Reform Act of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and the current administrative rules, practices and interpretations of law of the U.S. Internal Revenue Service (“IRS”), all as in effect on the date of this document, and all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of Federal income taxation that may be important to particular holders in light of their individual investment circumstances. Unless specifically stated otherwise, this discussion does not apply to the following holders, even if they are U.S. Holders, all of whom may be subject to tax rules that differ significantly from those summarized below: (i) holders who may be subject to special tax rules, including, without limitation, partnerships (including any entity or arrangement treated as a partnership for Federal income tax purposes); (ii) dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, and broker-dealers; and (iii) holders of warrants or other convertible securities entitling them to receive stock, holders who acquired common stock pursuant to the exercise of compensatory stock options or otherwise as compensation, or holders who hold common stock as part of a hedge, straddle, conversion, constructive sale or other integrated security transaction.

We have not sought, and will not seek, a ruling from the IRS regarding the Federal income tax consequences of these transactions. This discussion is based on varying interpretations that could result in U.S federal income tax consequences different from those described below. The following discussion does not address the tax consequences of this offering or the related share issuance under foreign, state, or local tax laws, or the alternative minimum tax provisions of the Code. Accordingly, each U.S. holder of common stock is urged to consult his, her or its (hereinafter, “his”) tax advisor with respect to the particular tax consequences of these transactions.

For purposes of this discussion, a “U.S. holder” is a holder who is for U.S. federal income tax purposes: (i) a citizen or resident of the U.S.; (ii) a corporation or other entity taxable as a corporation that is organized in or under the laws of the U.S., any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation, regardless of its source; or (iv) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (or if the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

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THIS IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. THE U.S. FEDERAL INCOME TAX TREATMENT OF THESE TRANSACTIONS IS COMPLEX. ACCORDINGLY, EACH SHAREHOLDER WHO IS A U.S. HOLDER IS STRONGLY URGED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ESTATE AND OTHER TAX CONSEQUENCES OF THE TRANSACTIONS WITH SPECIFIC REFERENCE TO SUCH PERSON’S PARTICULAR FACTS AND CIRCUMSTANCES.

Distributions of Stock in SkyPeople BVI and FullMart

The distribution to our shareholders of interests in SkyPeople BVI and FullMart will be a taxable event to each shareholder. The value of the interests in the SkyPeople BVI and FullMart stock received by each shareholder will be applied first to reduce the shareholder’s basis in his stock in Future FinTech; any value of those interests in excess of the shareholder’s basis in Future FinTech stock will be a capital gain to the shareholder. Any capital gain will be long-term capital gain, taxable at favorable capital gains rates, if the shareholder has held his Future FinTech stock for more than a year at the time of the distribution; otherwise, any gain will be short-term capital gain taxable at ordinary income tax rates.

The foregoing discussion assumes that the Company does not, at the time of the distribution, have current or accumulated earnings and profits (“earnings and profits”). According to the books of the Company, the Company has no accumulated earnings and profits. If the Company has any current earnings and profits, then (i) the distribution of the interests in SkyPeople BVI and FullMart will be treated as a dividend distribution to each shareholder to the extent of the shareholder’s pro rata share of the Company’s current earnings and profits; and (ii) the value of the distribution, if any, in excess of the shareholder’s pro rata share of current earnings and profits will be treated in the manner described in the preceding paragraph.

If a shareholder’s basis in his Future FinTech stock is greater than the value of the interests in SkyPeople BVI and FullMart received by the shareholder, the shareholder will not recognize a capital loss.

The tax consequences of the distribution of the shares of SkyPeople BVI and FullMart are complex and not free from doubt. We have provided what we believe are the most likely consequences. Shareholders should consult their own tax advisors on the tax consequences of these transactions.

Net Investment Income Tax

The net investment income tax (the Medicare Tax on Unearned Income) – a tax of 3.8% on certain kinds of investment income – will apply to any portion of the distribution of the stock of SkyPeople BVI and FullMart that is treated as a dividend (see the discussion in the second paragraph of “Distributions of Stock in SkyPeople BVI and FullMart”, above).

The net investment income tax also appears to apply to any capital gain recognized by the shareholders on the distribution of SkyPeople BVI and FullMart stock to them (see the first paragraph of “Distributions of Stock in SkyPeople BVI and FullMart”, above) but the treatment of such capital gain under the net investment income rules is not entirely clear. Shareholders should consult their own tax advisors with respect to the applicability of the net investment income tax to such gains.

Company Tax Liability Due to the Spin-Off

The Company will recognize gain on the distribution of the SkyPeople BVI and FullMart interests to the shareholders if SkyPeople BVI or FullMart has a fair market value in excess of the Company’s adjusted basis in such entity. The value SkyPeople BVI or FullMart may exceed the Company’s adjusted basis in SkyPeople BVI or FullMart, as applicable. Any such gain would be added to the Company’s other income in determining the Company’s taxable income (taking into account the Company’s deductible expenses, credits, and allowable net operating loss carryforwards) and its tax liability, if any. The Company expects that any such gain would be offset by its other expenses and by its allowable net operating loss carryforwards, so that the Company would owe no tax as a result of these transactions, but there is no certainty that that would be the case.

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Information Reporting and Backup Withholding

Payments of proceeds from the distribution of SkyPeople BVI and FullMart to a shareholder may be subject to information reporting to the IRS and, possibly, U.S. federal backup withholding. Backup withholding will not apply if the shareholder furnishes a correct taxpayer identification number (certified on the IRS Form W-9) or otherwise establishes that he is exempt from backup withholding. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the shareholder’s U.S. federal income tax liability. The shareholder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the IRS and furnishing any required information. Since any backup withholding required in connection with the distribution of SkyPeople BVI and FullMart stock would in effect be a cash obligation imposed on the Company (since no withholdable cash is being distributed), the Company does not intend to distribute SkyPeople BVI or FullMart stock to any shareholder who has not provided the Company with a Form W-9 or otherwise established an exemption from backup withholding.

Regulatory Approvals Required for the Spin-Offs

The Spin-Offs are not subject to any additional federal or state regulatory requirement or approval, except for filings with the British Virgin Islands to effect the Spin-Offs.

Risk Factors

In evaluating the proposals to be presented at the Annual Meeting, a shareholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Conditions to Consummation of the Spin-Offs

The Company’s ability to consummate the Spin-Offs is conditioned upon, among other things, that:

●	each of the Spin-Offs having been duly approved, adopted and implemented by the Company’s shareholders by the requisite vote under the laws of Florida; and

●	the registration of a class of securities of each of SkyPeople BVI and FullMart on Form 10.

Post-Spin-Off Board of Directors and Executive Officers of SkyPeople BVI and FullMart

Following the completion of the Spin-Offs, Mr. Yongke Xue will continue to be the sole director of SkyPeople BVI, and Mr. Fei Zhu will continue to be the sole director of FullMart.

Amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech

The Company is asking you to approve the Amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech, which would increase the amount of authorized shares of common stock, par value $0.001 per share (“Common Stock”), of Future FinTech from 8,333,333 to 60,000,000 shares. A copy of the Amendment is included as Annex B to this proxy statement.

Effects of the Increase in Authorized Shares of Common Stock

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking shareholder approval. The Company may issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s shareholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing shareholders.

Dissenter’s Rights

Our shareholders have no right under the Florida Business Corporations Act, our Second Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws to dissent from the provision adopted in the Amendment.

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RISK FACTORS

You should carefully consider the following risk factors, together with the other information contained in this proxy statement, including the factors discussed in Part I, Item 1A—Risk Factors in Future FinTech’s annual report on Form 10-K for the year ended December 31, 2016. The risks described below relate to the Spin-Offs, and are in addition to, and should be read in conjunction with, without limitation, the factors discussed in Part I, Item 1A—Risk Factors in Future FinTech’s annual report on Form 10-K for the year ended December 31, 2016. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on each of Future FinTech’s, SkyPeople BVI’s and FullMart’s businesses, financial conditions or results of operations. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Spin-Offs

The Spin-Offs are subject to conditions, including certain conditions that may not be satisfied or completed on a timely basis.

Completion of the Spin-Offs is subject to the completion of certain conditions that make the completion and timing of the transactions uncertain. The conditions include, among others, the issuance of additional shares of ordinary stock of each of SkyPeople BVI and FullMart to Future FinTech and the filing and effectiveness of Form 10 registration statements for each of SkyPeople BVI and FullMart. The completion of these conditions may be completed later than anticipated.

Failure to complete the Spin-Offs may negatively affect the share price and future business and financial results of Future FinTech.

In the event that we are unable to complete the Spin-Offs in a timely manner, Future FinTech’s ongoing business may be adversely affected. If the Spin-Offs are not completed at all, Future FinTech will be subject to a number of risks, including the following:

●	being required to pay costs and expenses relating to the Spin-Offs, such as legal and accounting fees, whether or not the transactions are completed; and

●	loss of time and resources committed by each of the management of each of Future FinTech, SkyPeople BVI and FullMart to matters relating to the Spin-Offs that could have been devoted to pursuing other beneficial opportunities.

If the Spin-Offs are not completed, the price of Future FinTech’s common stock may decline to the extent that the current market price reflects a market assumption that the transactions will be completed and that the related benefits will be realized.

Uncertainties associated with the Spin-Offs may cause employees to leave Future FinTech, SkyPeople BVI or FullMart and may otherwise affect the future business and operations of Future FinTech, SkyPeople BVI and FullMart.

The success of each of Future FinTech, SkyPeople BVI and FullMart after the Spin-Offs will depend in part upon their ability to retain their respective key employees. Prior to and following the Spin-Offs, current and prospective employees of each of Future FinTech, SkyPeople BVI and FullMart may experience uncertainty about their future roles and choose to pursue other opportunities, which could have an adverse effect on the applicable business. If key employees depart, the businesses and results of operations of the entities losing such key employees could be adversely affected.

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Results of operations and financial condition of Future FinTech, SkyPeople BVI and FullMart following the transactions may differ materially from the pro forma information presented in this proxy statement.

The pro forma financial information included in this proxy statement is derived from the historical audited and unaudited consolidated financial statements of Future FinTech, unaudited carve-out financial statements of SkyPeople BVI and FullMart, as well as from certain internal, unaudited financial statements. The preparation of this pro forma information is based upon available information and certain assumptions and estimates that we believe are reasonable. However, this pro forma information may be materially different from what the actual results of operations and financial conditions of Future FinTech, SkyPeople BVI and FullMart would have been had the transactions occurred during the periods presented or from what the results of operations and financial position of Future FinTech, SkyPeople BVI and FullMart will be after the completion of the proposed transactions. In particular, the assumptions used in preparing the pro forma financial information may not be realized, and other factors may affect the financial condition and results of operations of each of Future FinTech, SkyPeople BVI and FullMart following the transactions.

Additional Risks Related to Future FinTech After the Spin-Offs

We may not be able to effectively control and manage our growth, and a failure to do so could adversely affect our operations and financial condition.

Our revenue increased significantly from 2006 to 2010 and from 2012 to 2014, but decreased in 2015 and 2016. If our business and markets experience significant growth, we will need to expand our business to maintain our competitive position. We may face challenges in managing and financing expansion of our business, facilities and product offerings, including challenges relating to integration of acquired businesses and increased demands on our management team, employees and facilities. Failure to effectively deal with increased demands on us could interrupt or adversely affect our operations and cause production and service backlogs, longer product development time frames and administrative inefficiencies. Other challenges involved with expansion, acquisitions and operation include:

●	unanticipated costs;

●	the diversion of management’s attention from other business concerns;

●	potential adverse effects on existing business relationships with suppliers and customers;

●	obtaining sufficient working capital to support expansion;

●	expanding our product offerings and maintaining the high quality of our products;

●	continuing to fill customers’ orders on time;

●	maintaining adequate control of our expenses and accounting systems;

●	successfully integrating any future acquisitions; and

●	anticipating and adapting to changing conditions in the fruit juice, beverage industries and financial technology, whether from changes in government regulations, mergers and acquisitions involving our competitors, technological developments or other economic, competitive or market dynamics.

Even if we obtain benefits of expansion in the form of increased sales, there may be delay between the time when the expenses associated with an expansion or acquisition are incurred and the time when we recognize such benefits, which could negatively affect our earnings.

We may engage in future acquisitions involving significant expenditures of cash, the incurrence of debt or the issuance of stock, all of which could have a materially adverse effect on our operating results.

As part of our business strategy, we review acquisition and strategic investment prospects that we believe would complement our current product offerings, augment our market coverage, enhance our technological capabilities or otherwise offer growth opportunities. From time to time, we review investments in new businesses and we expect to make investments in, and to acquire, businesses, products or technologies in the future. In the event of any future acquisitions, we may expend significant cash, incur substantial debt and/or issue equity securities and dilute the percentage ownership of current shareholders, all of which could have a material adverse effect on our operating results and the price of our stock. We cannot guarantee that we will be able to successfully integrate any businesses, products, technologies or personnel that we may acquire in the future, and our failure to do so could have a material adverse effect on our business, operating results and financial condition.

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Our business and operations may be subject to disruption from work stoppages, terrorism or natural disasters.

Our operations may be subject to disruption for a variety of reasons, including work stoppages, acts of war, terrorism, pandemics, fire, earthquake, flooding or other natural disasters. If a major incident were to occur in either of the regions where our facilities or main offices are located, our facilities or offices or those of critical suppliers could be damaged or destroyed. Such a disruption could result in a reduction in available raw materials, the temporary or permanent loss of critical data, suspension of operations, delays in shipment of products and disruption of business generally, which would adversely affect our revenue and results of operations.

Our success depends substantially on the continued retention of certain key personnel and our ability to hire and retain qualified personnel in the future to support our growth.

If one or more of our senior executives or other key personnel are unable or unwilling to continue in their present positions, our business may be disrupted and our financial condition and results of operations may be materially and adversely affected. While we depend on the abilities and participation of our current management team generally, we rely particularly upon Mr. Hongke Xue, our chief executive officer (“CEO”); Mr. Yongke Xue, a member of the Company’s Board of Directors (the “Board”); and Mr. Hanjun Zheng, our interim chief financial officer (“CFO”). The loss of the services of Messrs. Hongke Xue, Yongke Xue or Hanjun Zheng for any reason could significantly adversely impact our business and results of operations. Competition for senior management and senior technology personnel in the PRC is intense and the pool of qualified candidates is very limited. Accordingly, we cannot guarantee that the services of our senior executives and other key personnel will continue to be available to us, or that we will be able to find a suitable replacement for them if they were to leave.

Our ecommerce business depends on the continued use of the Internet and the adequacy of the Internet infrastructure.

Our ecommerce business depends upon the widespread use of the Internet and ecommerce. Factors which could reduce the widespread use of the Internet for ecommerce include actual or perceived lack of security of information or privacy protection, cyberattacks or other disruptions or damage to the Internet or to users’ computers, significant increases in the costs of transportation of goods, and taxation and governmental regulation.

Our business depends on our Website, network infrastructure and transaction-processing systems.

Our ecommerce business is completely dependent on our infrastructure. Any system interruption that results in the unavailability of our Website or reduced performance of our transaction systems could reduce our ability to conduct our business. We use internally and externally developed systems for our Website and our transaction processing systems. We expect to experience system interruptions due to software failure. We may also experience temporary capacity constraints due to sharply increased traffic during sales or other promotions and during the holiday shopping season. Capacity constraints can cause system disruptions, slower response times, delayed page presentation, degradation in levels of customer service and other problems. We may also experience difficulties with our infrastructure upgrades. Any future difficulties with our transaction processing systems or difficulties upgrading, expanding or integrating aspects of our systems may cause system disruptions, slower response times, and degradation in levels of customer service, additional expense, impaired quality and speed of order fulfillment or other problems.

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If the location where all of our computer and communications hardware is located is compromised, our business, prospects, financial condition and results of operations could be harmed. If we suffer an interruption or degradation of services at the location for any reason, our business could be harmed. Our success, and in particular, our ability to successfully receive and fulfill orders and provide high-quality customer service, largely depends on the efficient and uninterrupted operation of our computer and communications systems. These limitations could have an adverse effect on our conversion rate and sales. Our disaster recovery plan may be inadequate, and we do not carry business interruption insurance to compensate us for the losses that could occur. Despite our implementation of network security measures, our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, the occurrence of any of which could lead to interruptions, delays, loss of critical data or the inability to accept and fulfill customer orders. The occurrence of any of the foregoing risks could harm our business.

Our platform requires frequent updates on pricing from our vendors. If these updates are inaccurate or do not occur, there could be a negative influence on our business.

We update the prices of products listed on our site frequently through a third party vendor. If we are unable to obtain, or are not provided updated pricing information from our third party vendor, or if we fail to act on information provided by our third party vendor, then it could cause us to remedy the pricing difference to complete the transaction, or source the product from an alternative vendor at their price.

We are subject to cyber security risks and may incur increasing costs in an effort to minimize those risks and to respond to cyber incidents.

Our ecommerce business is entirely dependent on the secure operation of our website and systems as well as the operation of the Internet generally. Our business involves the storage and transmission of users’ proprietary information, and security breaches could expose us to a risk of loss or misuse of this information, litigation, and potential liability. A number of large Internet companies have suffered security breaches, some of which have involved intentional attacks. From time to time we and many other Internet businesses also may be subject to a denial of service attacks wherein attackers attempt to block customers’ access to our Website. If we are unable to avert a denial of service attack for any significant period, we could sustain substantial revenue loss from lost sales and customer dissatisfaction. We may not have the resources or technical sophistication to anticipate or prevent rapidly evolving types of cyber-attacks.

Cyberattacks may target us, our customers, our suppliers, banks, payment processors, ecommerce in general or the communication infrastructure on which we depend. If an actual or perceived attack or breach of our security occurs, customer and/or supplier perception of the effectiveness of our security measures could be harmed and we could lose customers, suppliers or both. Actual or anticipated attacks and risks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third party experts and consultants. A person who is able to circumvent our security measures might be able to misappropriate our or our users’ proprietary information, cause interruption in our operations, damage our computers or those of our users, or otherwise damage our reputation and business. Any compromise of our security could result in a violation of applicable privacy and other laws, significant legal and financial exposure, damage to our reputation, and a loss of confidence in our security measures, which could harm our business.

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

Our management team lacks prior public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002, (“Sarbanes-Oxley”). Our senior management does not have significant experience managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may be unable to implement programs and policies in an effective and timely manner or that adequately respond to the increased legal, regulatory and reporting requirements associated with being a publicly traded company. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties, distract our management from attending to the management and growth of our business, result in a loss of investor confidence in our financial reports and have an adverse effect on our business and stock price.

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As a public company, we are obligated to maintain effective internal controls over financial reporting. Our internal controls may be determined not to be effective, which may adversely affect investor confidence in us and, as a result, decrease the value of our Common Stock.

The PRC has not adopted management and financial reporting concepts and practices similar to those in the United States. We may have difficulty in hiring and retaining a sufficient number of qualified finance and management employees to work in the PRC. As a result of these factors, we may experience difficulty in establishing and maintaining accounting and financial controls, collecting financial data, budgeting, managing our funds and preparing financial statements, books of account and corporate records and instituting business practices that meet investors’ expectations in the United States.

Rules adopted by the SEC, or the Commission, pursuant to Sarbanes-Oxley Section 404 require annual assessment of our internal controls over financial reporting. This requirement first applied to our annual report on Form 10-K for the fiscal year ended December 31, 2008. The standards that must be met for management to assess the internal controls over financial reporting as effective are relatively new and complex, and they require significant documentation, testing and possible remediation to meet the detailed standards. This assessment will need to include disclosure of any material weaknesses identified by our management in our internal control over financial reporting. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting as we have done previously, we will be unable to assert that our internal controls are effective. If we continue to be unable to conclude that our internal control over financial reporting is effective, we could lose investor confidence in the accuracy and completeness of our financial reports, which could harm our business and cause the price of our stock to decline.

We may need additional capital to fund our future operations and, if it is not available when needed, we may need to reduce our planned development and marketing efforts, which may reduce our sales revenue.

We believe that our existing working capital and cash available from operations will enable us to meet our working capital requirements for at least the next 12 months. However, if cash from future operations is insufficient, or if cash is used for acquisitions or other currently unanticipated uses, we may need additional capital. The development and marketing of new products and the expansion of distribution channels and associated support personnel require a significant commitment of resources. In addition, if the markets for our products develop more slowly than anticipated, or if we fail to establish significant market share and achieve sufficient net revenues, we may continue to consume significant amounts of capital. As a result, we could be required to raise additional capital. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the issuance of such securities could result in dilution of the shares held by existing shareholders. If additional funds are raised through the issuance of debt securities, such securities may provide the holders certain rights, preferences, and privileges senior to those of common shareholders, and the terms of such debt could impose restrictions on our operations. We cannot guarantee that additional capital, if required, will be available on acceptable terms, or at all. If we are unable to obtain sufficient amounts of additional capital, we may be required to reduce the scope of our planned product development and marketing efforts, which could harm our business, financial condition and operating results.

If our costs and demands upon management increase disproportionately to the growth of our business and revenue as a result of complying with the laws and regulations affecting public companies, our operating results could be harmed.

As a public company, we do and will continue to incur significant legal, accounting, investor relations and other expenses, including costs associated with public company reporting requirements. We also have incurred and will incur costs associated with current corporate governance requirements, including requirements under Section 404 and other provisions of Sarbanes-Oxley, as well as rules implemented by the SEC and the stock exchange on which our Common Stock is traded. The expenses incurred by public companies for reporting and corporate governance purposes have increased dramatically over the past several years. These rules and regulations have increased our legal and financial compliance costs substantially and make some activities more time consuming and costly. If our costs and demands upon management increase disproportionately to the growth of our business and revenue, our operating results could be harmed.

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There are inherent uncertainties involved in estimates, judgments and assumptions used in the preparation of financial statements in accordance with generally accepted accounting principles in the United States, or U.S. GAAP. Any changes in estimates, judgments and assumptions could have a material adverse effect on our business, financial condition and operating results.

The preparation of financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) involves making estimates, judgments and assumptions that affect reported amounts of assets (including intangible assets), liabilities and related reserves, revenue, expenses and income. Estimates, judgments and assumptions are inherently subject to change in the future, and any such changes could result in corresponding changes to the amounts of assets, liabilities, revenue, expenses and income. Any such changes could have a material adverse effect on our business, financial condition and operating results.

Risks Related to the Industry of SkyPeople BVI and FullMart

Revenue and profitability of each of SkyPeople BVI and FullMart are heavily dependent on prevailing prices for our products and raw materials, and if we are unable to effectively offset cost increases by adjusting the pricing of our products, our margins and operating income may decrease.

As a producer of commodities, our revenue, gross margins and cash flows from operations are substantially dependent on the prevailing prices we receive for our products and the cost of our raw materials, neither of which we control. The factors influencing the sales price of concentrated fruit juice include the supply price of fresh fruit, supply and demand of our products in international and domestic markets and competition in the fruit juice industry.

The price of our principal raw materials, fresh fruit, is subject to market volatility as a result of numerous factors including, but not limited to, general economic conditions, governmental regulations, weather, transportation delays and other uncertainties that are beyond our control. Due to such market volatility, we generally do not, nor do we expect to, have long-term contracts with our fresh fruit suppliers. Other significant raw materials used in our business include packing barrels, pectic enzyme, amylase and auxiliary materials such as coal, electricity and water. Prices for these items may be volatile as well and we may experience shortages in these items from time to time. As a result, we cannot guarantee that the necessary raw materials to produce our products will continue to be available to us at prices currently in effect or acceptable to us. In the event raw material prices increase materially, we may not be able to adjust our product prices, especially in the short term, to recover such cost increases. If we are not able to effectively offset these cost increases by adjusting the price of our products, our margins will decrease and earnings will suffer accordingly.

We sell our products primarily through distributors and delays in delivery or poor handling by distributors may affect our sales and damage our reputation.

We primarily sell our products through our distributors and rely on these distributors for the distribution of our products. These distributors are not obligated to continue to sell our products. Any disruptions in our relationships with our distributors could cause interruption to the supply of our products to retailers, which would harm our revenue and results of operations. In addition, delivery disruptions may occur for various reasons beyond our control, including poor handling by distributors or third party transport operators, transportation bottlenecks, natural disasters and labor strikes, and could lead to delayed or lost deliveries. Some of our products are perishable and poor handling by distributors and third party transport operators could also result in damage to our products that would make them unfit for sale. If our products are not delivered to retailers on time, or are delivered damaged, we may have to pay compensation, we could lose business and our reputation could be harmed.

If we are unable to gain market acceptance or significant market share for the new products we introduce, our results of operations and profitability could be adversely impacted.

Our future business and financial performance depends, in part, on our ability to successfully respond to consumer preferences by introducing new products and improving existing products. We cannot guarantee that we will be able to gain market acceptance or significant market share for our new products. Consumer preferences change, and any new products that we introduce may fail to meet the particular tastes or requirements of consumers, or may be unable to replace their existing preferences. Our failure to anticipate, identify or react to these particular tastes or changes could result in reduced demand for our products, which could in turn cause us to be unable to recover our development, production and marketing costs, thereby leading to a decline in our profitability.

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The development and introduction of new products is key to our expansion strategy. We incur significant development and marketing costs in connection with the introduction of new products. Successfully launching and selling new products puts pressure on our sales and marketing resources, and we may fail to invest sufficient funds in order to market and sell a new product effectively. If we are not successful in marketing and selling new products, our results of operations could be materially adversely affected.

Economic conditions have had and may continue to have an adverse effect on consumer spending on our products.

Certain areas of the worldwide economy have not yet fully recovered from a recession, which has reduced discretionary income of consumers. The adverse effect of a sustained international economic downturn, including sustained periods of decreased consumer spending, high unemployment levels, declining consumer or business confidence and continued volatility and disruption in the credit and capital markets, will likely result in reduced demand for our products as consumers turn to less expensive substitute goods or forego certain purchases altogether. To the extent the international economic downturn continues or worsens, we could experience a reduction in sales volume. If we are unable to reduce our operating costs and expenses proportionately, many of which are fixed, our results of operations would be adversely affected.

Concerns over food safety and public health may affect our operations by increasing our costs and negatively impacting demand for our products.

We could be adversely affected by diminishing confidence in the safety and quality of certain food products or ingredients. As a result, we may elect or be required to incur additional costs aimed at increasing consumer confidence in the safety of our products. For example, a crisis in the PRC over melamine contaminated milk in 2008 has adversely impacted Chinese food exports since October 2008, as reported by the Chinese General Administration of Customs, although most foods exported from the PRC were not significantly affected by the melamine contamination. In addition, our concentrated fruit juices exported to foreign countries must comply with quality standards in those countries. Our success depends on our ability to maintain the quality of our existing and new products. Product quality issues, real or imagined, or allegations of product contamination, even if false or unfounded, could tarnish the image of our brands and may cause consumers to choose other products.

We may engage in future acquisitions involving significant expenditures of cash, the incurrence of debt or the issuance of stock, all of which could have a materially adverse effect on our operating results.

As part of our business strategy, we review acquisition and strategic investment prospects that we believe would complement our current product offerings, augment our market coverage, enhance our technological capabilities or otherwise offer growth opportunities. From time to time, we review investments in new businesses and we expect to make investments in, and to acquire, businesses, products or technologies in the future. In the event of any future acquisitions, we may expend significant cash, incur substantial debt and/or issue equity securities and dilute the percentage ownership of current shareholders, all of which could have a material adverse effect on our operating results and the price of our stock. We cannot guarantee that we will be able to successfully integrate any businesses, products, technologies or personnel that we may acquire in the future, and our failure to do so could have a material adverse effect on our business, operating results and financial condition.

We require various licenses and permits to operate our business, and the loss of or failure to renew any or all of these licenses and permits could materially adversely affect our business.

In accordance with PRC laws and regulations, we have been required to maintain various licenses and permits in order to operate our business at the relevant manufacturing facilities including, without limitation, industrial product production permits. We are required to comply with applicable hygiene and food safety standards in relation to our production processes. Our premises and transportation vehicles are subject to regular inspections by the regulatory authorities for compliance with the Detailed Rules for Administration and Supervision of Quality and Safety in Food Producing and Processing Enterprises. Failure to pass these inspections, or the loss of or failure to renew our licenses and permits, could require us to temporarily or permanently suspend some or all of our production activities, which could disrupt our operations and adversely affect our business.

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Governmental regulations affecting the import or export of products could negatively affect our revenue.

The United States and various other governments have imposed controls, export license requirements and restrictions on the export of some of our products. Governmental regulation of exports, or our failure to obtain required export approval for our products, could harm our international sales and adversely affect our revenue and profits. In addition, failure to comply with such regulations could result in penalties, costs and restrictions on export privileges. Additionally, the new U.S. presidential administration has indicated that it may seek changes to or withdraw the United States from various international treaties and trade arrangements. Uncertainty regarding policies affecting global trade may make it difficult for our management to accurately forecast our business, and increases in the duties, tariffs and other charges imposed on our products by the United States or other countries in which on our products are sold, or other restraints on international trade, could negatively affect our business and the results of our operations.

We do not presently maintain product liability insurance, and our property and equipment insurance does not cover the full value of our property and equipment, which leaves us with exposure in the event of loss or damage to our properties or claims filed against us.

We currently do not carry any product liability or other similar insurance. Product liability claims and lawsuits in the PRC generally are still rare, unlike in some other countries. Product liability exposures and litigation, however, could become more commonplace in the PRC. Moreover, we have product liability exposure in countries in which we sell our products, such as the United States, where product liability claims are more prevalent. As we expand our international sales, our liability exposure will increase.

We may be required from time to time to recall products entirely or from specific copackers, markets or batches. Although historically we have not had any recall of our products, we cannot guarantee that circumstances or incidents will not occur that will require us to recall our products. We do not maintain recall insurance. In the event we experience product liability claims or a product recall, our business operations and financial condition could be materially adversely affected.

Our business and operations may be subject to disruption from work stoppages, terrorism or natural disasters.

Our operations may be subject to disruption for a variety of reasons, including work stoppages, acts of war, terrorism, pandemics, fire, earthquake, flooding or other natural disasters. If a major incident were to occur in either of the regions where our facilities or main offices are located, our facilities or offices or those of critical suppliers could be damaged or destroyed. Such a disruption could result in a reduction in available raw materials, the temporary or permanent loss of critical data, suspension of operations, delays in shipment of products and disruption of business generally, which would adversely affect our revenue and results of operations.

Risks Related to the Business and Operations of SkyPeople BVI

Weather and other environmental factors affect our raw material supply and a reduction in the quality or quantity of our fresh fruit supplies may have material adverse consequences on our financial results.

Our business may be adversely affected by weather and environmental factors beyond our control, such as adverse weather conditions during the growing or squeezing seasons. A significant reduction in the quantity or quality of fresh fruit harvested resulting from adverse weather conditions, disease or other factors could result in increased per unit processing costs and decreased production, with adverse financial consequences to us.

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Because we experience seasonal fluctuations in our sales, our quarterly results will fluctuate and our annual performance will depend largely on results from our first and fourth quarters.

Our business is highly seasonal, reflecting the harvest season of our primary source fruits from July or August of a year to April the following year. Typically, a substantial portion of our revenue is earned during our first and fourth quarters. We generally experience lower revenue during our second and third quarters. Generally, sales in the first and fourth quarters accounted for approximately 65% to 72% of our revenue of the whole year. If sales in our first and fourth quarters are lower than expected, our operating results would be adversely affected and it would have a disproportionately large impact on our annual operating results.

We face increasing competition from both domestic and foreign companies, and any failure by us to compete effectively could adversely affect our results of operations.

The juice beverage industry is highly competitive, and we expect it to continue to become even more competitive as new producers enter the market and price pressures escalate. Our ability to compete in the industry depends, to a significant extent, on our ability to distinguish our products from those of our competitors by providing high quality products at reasonable prices that appeal to consumers’ tastes and preferences. There are currently a number of well-established companies producing products that compete directly with ours. Some of our competitors may have been in business longer than we have, may have substantially greater financial and other resources than we have and may be better established in their markets. We anticipate that our competitors will continue to improve their products and introduce new products with competitive price and performance characteristics.

We cannot guarantee that our current or potential competitors will not provide products comparable or superior to those we provide or adapt more quickly than we do to evolving industry trends or changing market requirements. It is also possible that there will be significant consolidation in the juice beverage industry among our competitors, and alliances may develop among competitors. These alliances may rapidly acquire significant market share, and some of our distributors may commence production of products similar to those we sell to them. Increased competition may result in price reductions, reduced margins and loss of market share, any of which could materially adversely affect our profit margins. We cannot guarantee that we will be able to compete effectively against current and future competitors. Aggressive marketing or pricing by our competitors or the entrance of new competitors into our markets could have a material adverse effect on our business, results of operations and financial condition.

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

Our management team lacks prior public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002, (“Sarbanes-Oxley”). Our senior management does not have significant experience managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may be unable to implement programs and policies in an effective and timely manner or that adequately respond to the increased legal, regulatory and reporting requirements associated with being a publicly traded company. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties, distract our management from attending to the management and growth of our business, result in a loss of investor confidence in our financial reports and have an adverse effect on our business and stock price.

We may need additional capital to fund our future operations and, if it is not available when needed, we may need to reduce our planned development and marketing efforts, which may reduce our sales revenue.

We believe that our existing working capital and cash available from operations will enable us to meet our working capital requirements for at least the next 12 months. However, if cash from future operations is insufficient, or if cash is used for acquisitions or other currently unanticipated uses, we may need additional capital. The development and marketing of new products and the expansion of distribution channels and associated support personnel require a significant commitment of resources. In addition, if the markets for our products develop more slowly than anticipated, or if we fail to establish significant market share and achieve sufficient net revenues, we may continue to consume significant amounts of capital. As a result, we could be required to raise additional capital. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the issuance of such securities could result in dilution of the shares held by existing shareholders. If additional funds are raised through the issuance of debt securities, such securities may provide the holders certain rights, preferences, and privileges senior to those of common shareholders, and the terms of such debt could impose restrictions on our operations. We cannot guarantee that additional capital, if required, will be available on acceptable terms, or at all. If we are unable to obtain sufficient amounts of additional capital, we may be required to reduce the scope of our planned product development and marketing efforts, which could harm our business, financial condition and operating results.

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We may not be able to prevent others from unauthorized use of our intellectual property, which could harm our business and competitive position.

Our success depends, in part, on our ability to protect our proprietary technologies. We hold 21 patents in the PRC covering our fruit processing technology. The process of seeking patent protection can be lengthy and expensive and we cannot guarantee that our existing or future issued patents will be sufficient to provide us with meaningful protection or commercial advantages. We also cannot guarantee that our current or potential competitors do not have, and will not obtain, patents that will prevent, limit or interfere with our ability to make or sell our products in the PRC or other countries.

The implementation and enforcement of PRC intellectual property laws historically have not been vigorous or consistent. Accordingly, intellectual property rights and confidentiality protections in the PRC are not as effective as those in the United States and other countries. We may need to resort to litigation to enforce or defend patents issued to us or to determine the enforceability, scope and validity of our proprietary rights or those of others. Such litigation will require significant expenditures of cash and management efforts and could harm our business, financial condition and results of operations. An adverse determination in any such litigation will impair our intellectual property rights and may harm our business, competitive position, business prospects and reputation.

Intellectual property infringement claims may adversely impact our results of operations.

As we develop and introduce new products, we may be increasingly subject to claims of infringement of another party’s intellectual property. If a claim for infringement is brought against us, such claim may require us to modify our products, cease selling certain products or engage in litigation to determine the validity and scope of such claims. Any of these events may harm our business and results of operations.

We are subject to the risk of increased income taxes, which could harm our business, financial condition and operating results.

We base our tax position upon the anticipated nature and conduct of our business and upon our understanding of the tax laws of the various countries in which we have assets or conduct activities. However, our tax position is subject to review and possible challenge by tax authorities and to possible changes in law, which may have retroactive effect. We currently operate through Pacific, a wholly-owned subsidiary organized under the laws of Vanuatu and SkyPeople (China), a 73.42% owned subsidiary of HeDeTang Holdings (HK) Ltd. organized under the laws of the PRC, and we maintain manufacturing operations in the PRC. Any of these jurisdictions could assert tax claims against us. We cannot determine in advance the extent to which some jurisdictions may require us to pay taxes or make payments in lieu of taxes. If we become subject to additional taxes in any jurisdiction, such tax treatment could materially and adversely affect our business, financial condition and operating results.

Risks Related to the Business and Operations of FullMart

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

Our management team lacks prior public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002, (“Sarbanes-Oxley”). Our senior management does not have significant experience managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may be unable to implement programs and policies in an effective and timely manner or that adequately respond to the increased legal, regulatory and reporting requirements associated with being a publicly traded company. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties, distract our management from attending to the management and growth of our business, result in a loss of investor confidence in our financial reports and have an adverse effect on our business and stock price.

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We may need additional capital to fund our future operations and, if it is not available when needed, we may need to reduce our planned development and marketing efforts, which may reduce our sales revenue.

We believe that our existing working capital and cash available from operations will enable us to meet our working capital requirements for at least the next 12 months. However, if cash from future operations is insufficient, or if cash is used for acquisitions or other currently unanticipated uses, we may need additional capital. The development and marketing of new products and the expansion of distribution channels and associated support personnel require a significant commitment of resources. In addition, if the markets for our products develop more slowly than anticipated, or if we fail to establish significant market share and achieve sufficient net revenues, we may continue to consume significant amounts of capital. As a result, we could be required to raise additional capital. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the issuance of such securities could result in dilution of the shares held by existing shareholders. If additional funds are raised through the issuance of debt securities, such securities may provide the holders certain rights, preferences, and privileges senior to those of common shareholders, and the terms of such debt could impose restrictions on our operations. We cannot guarantee that additional capital, if required, will be available on acceptable terms, or at all. If we are unable to obtain sufficient amounts of additional capital, we may be required to reduce the scope of our planned product development and marketing efforts, which could harm our business, financial condition and operating results.

Risks Related to the Ordinary Shares of SkyPeople BVI and FullMart

Zeyao Xue will have control over key decision making as a result of his control of a substantial amount of our voting stock.

Zeyao Xue, the son of a member of the Board of Directors, indirectly and beneficially owns all of the equity interest in Fancylight Limited (“Fancylight”), and also serves as the sole director of Fancylight. As of October 19, 2017, Fancylight directly and indirectly owns 2,337,155 shares, or 45.2%, of our outstanding common stock. Following the completion of the Spin-Offs, Mr. Zeyao Xue will be able to exercise voting rights with respect to shares of the ordinary stock of each of SkyPeople BVI and FullMart in an equal amount to this common stock, and has the ability to heavily influence the outcome of matters submitted to our shareholders for approval, including the election of directors and any merger, consolidation, or sale of all or substantially all of our assets. This concentrated control could delay, defer, or prevent a change of control, merger, consolidation, or sale of all or substantially all of our assets that our other shareholders support, or conversely this concentrated control could result in the consummation of such a transaction that our other shareholders do not support. This concentrated control could also discourage a potential investor from acquiring our common stock due to the limited voting power of such stock. As a shareholder, Mr. Zeyao Xue is entitled to vote his shares, and shares over which he has voting control, in his own interests, which may not always be in the interests of the other shareholders generally.

There is currently no trading market for the securities of SkyPeople BVI and FullMart and an established trading market may not develop.

The securities of SkyPeople BVI and FullMart are not currently listed or quoted on any national securities exchange or national quotation system. SkyPeople BVI anticipates registering the securities of a subsidiary on a securities exchange in the PRC, but there can be no assurance that such a listing will be completed or that, if completed, we will be able to maintain such listing. We do not currently intend to list the ordinary shares of SkyPeople BVI or FullMart on any exchange in the United States.

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You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because we are incorporated under British Virgin Islands law.

Each of SkyPeople BVI and FullMart is a company incorporated under British Virgin Islands’ laws. Their corporate affairs are governed by their respective amended and restated memorandums and articles of association, and British Virgin Islands’ law. Shareholders’ rights to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under British Virgin Islands’ law are largely governed by British Virgin Islands’ common law. It is derived in part from comparatively limited judicial precedent in the British Virgin Islands and from England’s common law. English court decisions, however, are not binding on a British Virgin Islands’ court.

Our shareholders’ rights and our directors’ fiduciary responsibilities under British Virgin Islands law are not as clearly established as they would be under the statutes or case law in most U.S. jurisdictions. In particular, the British Virgin Islands has a less developed body of securities laws than the U.S. Many U.S. states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law than the British Virgin Islands. In addition, British Virgin Islands companies may not have standing to initiate a shareholder derivative action in U.S. federal courts.

The British Virgin Islands’ courts are also not likely:

1.	to recognize or enforce against us judgments of courts of the U.S. based on civil liability provisions of U.S. securities laws; and

2.	to impose liabilities against us, in original actions brought in the British Virgin Islands, based on civil liability provisions of U.S. securities laws that are penal in nature.

Based on the above, shareholders may have more difficulty in protecting their interests against actions taken by management, members of the Board of Directors or controlling shareholders than they would as public shareholders of a company incorporated in the U.S.

Risks Related to Doing Business in China

Each of the Company, SkyPeople BVI and FullMart will maintain operations in China.

Inflation in the PRC could negatively affect our profitability and growth.

The rapid growth of China’s economy has been uneven among economic sectors and geographic regions of the country. China’s economy grew at an annual rate of 6.7% in 2016, as measured by the year-over-year change in gross domestic product, or GDP, according to the National Bureau of Statistics of China. Rapid economic growth can lead to growth in the money supply and rising inflation. The inflation rate in China was approximately 2.0% in 2016, as reported by National Bureau of Statistics, and is expected to increase. If prices for our products and services fail to rise at a rate sufficient to compensate for the increased costs of supplies, such as raw materials, due to inflation, it may have an adverse effect on our profitability.

Furthermore, in order to control inflation in the past, the PRC government has imposed controls on bank credits, limits on loans for property, plant and equipment and restrictions on state bank lending. The implementation of such policies may impede future economic growth. The People’s Bank of China has effected increases in interest rates in response to inflationary concerns in the China’s economy. If the central bank again raises interest rates from current levels, economic activity in China could further slow and, in turn, materially increase our costs and reduce demand for our products and services.

We face the risk that changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in the PRC and the profitability of such business.

We conduct substantially all of our operations and generate most of our revenue in the PRC. Accordingly, economic, political and legal developments in the PRC will significantly affect our business, financial condition, results of operations and prospects. The PRC economy is in transition from a planned economy to a market oriented economy subject to plans adopted by the government that set national economic development goals. Policies of the PRC government can have significant effects on economic conditions in the PRC. While we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and that business development in the PRC will continue to follow market forces, we cannot guarantee that this will be the case. Our interests may be adversely affected by changes in policies by the PRC government, including:

●	changes in laws, regulations or their interpretation;

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●	confiscatory taxation;

●	restrictions on currency conversion, imports or sources of supplies;

●	expropriation or nationalization of private enterprises; and

●	the allocation of resources.

Although the PRC government has been pursuing economic reform policies for more than two decades, the PRC government continues to exercise significant control over economic growth in the PRC through the allocation of resources, controlling payments of foreign currency, setting monetary policy and imposing policies that impact particular industries in different ways. We cannot guarantee that the PRC government will continue to pursue policies favoring a market oriented economy or that existing policies will not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting political, economic and social life in the PRC.

The original incorporation of SkyPeople (China) as a joint stock company in 2001 did not obtain all required approvals from the PRC government authorities pursuant to the relevant PRC law effective at the time, and we may be subject to various penalties under the law retroactively.

The original incorporation of SkyPeople (China) (under the original name of Xi’an Zhonglv Ecology Science and Technology Industry Co., Ltd.) as a joint stock company in 2001 was approved by the Xi’an Municipal People’s Government. However, according to the applicable PRC Company Law that was in force in 2001, the incorporation of SkyPeople (China) as a joint stock company shall be subject to the approval by the government authority of Shaanxi Province. Pursuant to the PRC Company Law which was in force in 2001, if company stocks is arbitrarily issued without obtaining the approval of the relevant competent authorities stipulated under the law, the parties concerned may be ordered to cease the issuance of the stock, refund the raised capital and the interests accrued therefrom, and may be subject to a fine of no less than one percent but no more than five percent of the amount of the raised capital. As such, SkyPeople (China) may be subject to any or all of the foregoing penalties as provided under the PRC Company Law effective in 2001 should the relevant government authorities choose to enforce the law retroactively.

However, we believe that the regulatory authorities may consider the following factors as mitigating factors if such authorities choose to enforce the applicable laws:

(i) the incorporation of SkyPeople (China) obtained the approval by the Xi’an local government. As  general practice in approval procedures, the applicants may only be able to first approach the Xi’an local government authority in order to acquire the approval by a higher level government authority, and would generally rely on the Xi’an local government to then submit the application to a higher level authority for its final approval; and

(ii) the trend of the PRC Company Law is to deregulate the approvals on the incorporation of joint stock companies in China. In particular, the current PRC Company Law, effective since January 1, 2006, has eliminated the relevant approval requirement relating to the incorporation of joint stock companies. Instead, the current PRC Company Law merely requires a registration with the competent Administration for Industry and Commerce in connection with the incorporation of joint stock companies in the PRC as long as the stock is not issued to the public.

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In addition, if needed in the future, we may make efforts to seek a written confirmation from the Shaanxi Provencal People’s Government regarding its ratification of the original incorporation of SkyPeople (China) as a joint stock company.

Our current manufacturing operations are subject to various environmental protection laws and regulations issued by the central and local governmental authorities, and we cannot guarantee that we have fully complied with all such laws and regulations. In addition, changes in the existing laws and regulations or additional or stricter laws and regulations on environmental protection in the PRC may cause us to incur significant capital expenditures, and we cannot guarantee that we will be able to comply with any such laws and regulations.

We carry out our business in an industry that is subject to PRC environmental protection laws and regulations. These laws and regulations require enterprises engaged in manufacturing and construction that may cause environmental waste to adopt effective measures to control and properly dispose of waste gases, waste water, industrial waste, dust and other environmental waste materials, as well as fee payments from producers discharging waste substances. Fines may be levied against producers causing pollution.  Although we have made efforts to comply with such laws and regulations, we cannot guarantee that we have fully complied with all such laws and regulations. Except for Yingkou, all of our operating facilities hold a Pollution Emission Permit. The failure of complying with such laws or regulations may subject us to various administrative penalties such as fines. If the circumstances of the breach are serious, the central government of the PRC, including all governmental subdivisions, has the discretion to cease or close any operations failing to comply with such laws or regulations. There can also be no assurance that the PRC government will not change the existing laws or regulations or impose additional or stricter laws or regulations, compliance with which may cause us to incur significant capital expenditure, which we may be unable to pass on to our customers through higher prices for our products. In addition, we cannot guarantee that we will be able to comply with any such laws and regulations.

Changes in existing PRC food hygiene and safety laws may cause us to incur additional costs to comply with the more stringent laws and regulations, which could have an adverse impact on our financial position.

Manufacturers within the PRC beverage industry are subject to compliance with PRC food hygiene laws and regulations. These food hygiene and safety laws require all enterprises engaged in the production of juice and other beverages to obtain a food production license for each of their production facilities. They also set out hygiene and safety standards with respect to food and food additives, packaging and containers, information to be disclosed on packaging as well as hygiene requirements for food production and sites, facilities and equipment used for the transportation and sale of food. Failure to comply with PRC food hygiene and safety laws may result in fines, suspension of operations, loss of business licenses and, in more extreme cases, criminal proceedings against an enterprise and its management. Although we comply with current food hygiene laws, in the event that the PRC government increases the stringency of such laws, our production and distribution costs may increase, which could adversely impact our financial position.

We benefit from various forms of government subsidies and grants, the withdrawal of which could affect our operations.

Certain of our subsidiaries have received government subsidies from local governments. We recognized $0.03 million and $1.2 million in government subsidies for fiscal years 2016 and 2015, respectively. Past government grants or subsidies are not indicative of what we will obtain in the future. We cannot guarantee that we will continue to be eligible for government grants or other forms of government support. In the event that we are no longer eligible for grants, subsidies or other government support, our business and financial condition could be adversely affected.

PRC laws and regulations governing our current business operations are sometimes vague and uncertain and any changes in such laws and regulations may harm our business.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in certain circumstances. We are considered foreign persons or foreign funded enterprises under PRC laws and, as a result, we are required to comply with PRC laws and regulations related to foreign persons and foreign funded enterprises. These laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness of newly enacted laws, regulations or amendments may be delayed, resulting in detrimental reliance. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our business.

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Each of Future FinTech, SkyPeople BVI and FullMart could be restricted from paying dividends to shareholders due to PRC laws and other contractual requirements.

Each of Future FinTech, SkyPeople BVI and FullMart is a holding company incorporated outside of China and does not have any assets or conduct any business operations other than our investments in our subsidiaries and affiliates.  As a result of our holding company structure, we rely entirely on dividend payments from our operating subsidiaries.  PRC accounting standards and regulations currently permit payment of dividends only out of accumulated profits, a portion of which is required to be set aside for certain reserve funds.  Furthermore, if our operating subsidiaries incurs debt on its own in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments.  Although we do not intend to pay dividends in the future, our inability to receive all of the revenue from our operating subsidiaries’ operations may provide an additional obstacle to our ability to pay dividends if we so decide in the future.

Governmental control of currency conversion may affect the value of shareholder investments.

The PRC government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the PRC.  RMB is currently not a freely convertible currency.  Shortages in the availability of foreign currency may restrict our ability to remit sufficient foreign currency to satisfy foreign currency obligations.  Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval by complying with certain procedural requirements.  Approval from appropriate governmental authorities, however, is required where RMB is to be converted into foreign currency and remitted out of the PRC to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.  In addition, the PRC government could restrict access to foreign currencies for current account transactions in the future.  If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay certain of our expenses as they come due.

The fluctuation of the RMB may harm shareholder investments.

The value of the RMB against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions.  Any significant revaluation of the RMB may materially and adversely affect our cash flows, revenue and financial condition.  For example, to the extent that we need to convert U.S. dollars we receive from an offering of our securities into RMB for our operations, appreciation of the RMB against the U.S. dollar would diminish the value of the proceeds of the offering and could harm our business, financial condition and results of operations.  Conversely, if we decide to convert our RMB into U.S. dollars for business purposes and the U.S. dollar appreciates against the RMB, the U.S. dollar equivalent of the RMB we convert would be reduced.  In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to our income statement and a reduction in the value of these assets.

PRC regulations relating to mergers and the establishment of offshore special purpose companies by PRC residents, if applied to us, may limit our ability to operate our business as we see fit.

On August 8, 2006, six Chinese regulatory agencies, namely, MOFCOM, the State Assets Supervision and Administration Commission, the State Administration for Taxation (“SAT”), SAIC, the Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange (“SAFE”), jointly promulgated the Regulation on Mergers and Acquisitions of Domestic Companies by Foreign Investors, generally referred to as the 2006 M&A Rules, which became effective on September 8, 2006. The 2006 M&A Rules, among other things, govern the approval process by which an offshore investor may participate in an acquisition of assets or equity interests of a Chinese domestic company. Depending on the structure of the transaction, the 2006 M&A Rules require the transaction parties to make a series of applications to the government agencies. In some instances, the application process may require the presentation of economic data concerning a transaction, including appraisals of the target business and evaluations of the acquirer, which are designed to allow the government to assess the transaction. Under certain circumstances, government approvals will have expiration dates by which a transaction must be completed and reported to the government agencies. Compliance with the 2006 M&A Rules will be more time consuming and expensive than in the past, and the government can exert more control over the combination of two businesses under the 2006 M&A Rules. As a result of any potential application of the 2006 M&A Rules, our ability to engage in business combination transactions in the PRC has become significantly more complicated, time consuming and expensive, and we may not be able to negotiate a transaction that is acceptable to us or sufficiently protective of our interests in a transaction.

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In October 2005, SAFE issued the Notice on Relevant Issues in the Foreign Exchange Control over Financing and Return Investment Through Special Purpose Companies by Residents Inside the PRC, generally referred to as Circular 75. Circular 75 requires Chinese residents to register with an applicable branch of SAFE before establishing or acquiring control over an offshore special purpose company for the purpose of engaging in an equity financing outside of the PRC that is supported by domestic Chinese assets originally held by those residents. Following the issuance of Circular 75, SAFE issued internal implementing guidelines for Circular 75 in June 2007. These implementing guidelines, known as Notice 106, effectively expanded the reach of Circular 75 by:

●	purporting to regulate the establishment or acquisition of control by Chinese residents of offshore entities which merely acquire “control” over domestic companies or assets, even in the absence of legal ownership;

●	adding requirements relating to the source of the Chinese resident’s funds used to establish or acquire the offshore entity;

●	regulating the use of existing offshore entities for offshore financings;

●	purporting to regulate situations in which an offshore entity establishes a new subsidiary in the PRC or acquires an unrelated company or unrelated assets in the PRC;

●	making the domestic affiliate of the offshore entity responsible for the accuracy of certain documents which must be filed in connection with any such registration, notably, the business plan which describes the overseas financing and the use of proceeds; and

●	requiring that the registrant establish that all foreign exchange transactions undertaken by the offshore entity and its affiliates were in compliance with applicable laws and regulations.

No assurance can be given that our shareholders who are the residents as defined in Circular 75 and who own or owned our shares have fully complied with, and will continue to comply with, all applicable registration and approval requirements of Circular 75 in connection with their equity interests in us and our acquisition of equity interests in our PRC based subsidiaries by virtue of the Company’s acquisition of Pacific. Moreover, because of uncertainty over how Circular 75 will be interpreted and implemented, and how or whether SAFE will apply it to us following the Pacific acquisition, we cannot predict how it will affect our business operations or future strategies. For example, the ability of our present and prospective PRC subsidiaries to conduct foreign exchange activities, such as the remittance of dividends and foreign currency denominated borrowings, may be subject to compliance with Circular 75 by our Chinese resident beneficial holders. In addition, such Chinese residents may not always be able to complete the necessary registration procedures required by Circular 75. We have little control over our present or prospective direct or indirect shareholders /beneficial owners or the outcome of such registration procedures. If our Chinese shareholders/beneficial owners or the Chinese shareholders/beneficial owners of the target companies we acquired in the past or will acquire in the future fail to comply with Circular 75 and related regulations, and if SAFE requires it, they may be subject to fines or legal sanctions, and Chinese authorities could restrict our investment activities in the PRC, limit our subsidiaries’ ability to make distributions or pay dividends, or affect the ownership structure, which could adversely affect business and prospects.

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In August 2008, SAFE issued the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142, regulating the conversion by a foreign-invested enterprise of foreign currency-registered capital into RMB by restricting how the converted RMB may be used. In addition, SAFE promulgated Notice on Issues concerning Further Clarifying and Regulating the Foreign Exchange Administration under Some Capital Accounts, or Circular 45, on November 9, 2011 to clarify the application of SAFE Circular 142. Under SAFE Circular 142 and Circular 45, RMB capital converted from foreign currency registered capital of a foreign-invested enterprise may only be used for purposes within the business scope approved by the applicable government authority and may not be used for equity investments within the PRC. In addition, SAFE strengthened its oversight of the flow and use of the RMB capital converted from foreign currency registered capital of foreign-invested enterprises. The use of such RMB capital may not be changed without SAFE’s approval, and such RMB capital may not, in any case, be used to repay RMB loans whose proceeds were not used. Furthermore, SAFE promulgated Notice on Issues Concerning Strengthening Administration of Foreign Exchange Services in November 2010, which tightens the regulation over settlement of net proceeds from overseas offerings, such as our initial public offering, and requires, among other things, the authenticity of settlement of net proceeds from offshore offerings to be closely examined and the net proceeds to be settled in the manner described in our prospectus or otherwise approved by our board of directors. Violations of these SAFE regulations may result in severe monetary or other penalties, including confiscation of earnings derived from such violation activities, a fine of up to 30% of the RMB funds converted from the foreign invested funds or in the case of a severe violation, a fine ranging from 30% to 100% of the RMB funds converted from the foreign-invested funds.

In November 2012, SAFE promulgated the Circular of Further Improving and Adjusting Foreign Exchange Administration Policies on Foreign Direct Investment, which substantially amends and simplifies the current foreign exchange procedure. Pursuant to this circular, the opening of various special purpose foreign exchange accounts, such as pre-establishment expenses accounts, foreign exchange capital accounts and guarantee accounts, the reinvestment of RMB proceeds by foreign investors in the PRC, and remittance of foreign exchange profits and dividends by a foreign-invested enterprise to its foreign shareholders no longer require the approval or verification of SAFE, and multiple capital accounts for the same entity may be opened in different provinces, which was not previously possible. In addition, SAFE promulgated the Circular on Printing and Distributing the Provisions on Foreign Exchange Administration over Domestic Direct Investment by Foreign Investors and the Supporting Documents in May 2013, which specifies that the administration by the SAFE or its local branches over direct investment by foreign investors in the PRC will be conducted by way of registration, and banks must process foreign exchange business relating to the direct investment in the PRC based on the registration information provided by SAFE and its branches.

Under the Circular of the SAFE on Further Improving and Adjusting the Policies for Foreign Exchange Administration under Capital Accounts promulgated by the SAFE on January 10, 2014 and effective from February 10, 2014, administration over the outflow of the profits by domestic institutions has been further simplified. In principle, a bank is no longer required to examine transaction documents when handling the outflow of profits of no more than the equivalent of $50,000 by a domestic institution. When handling the outflow of profits exceeding the equivalent of $50,000, the bank, in principle, is no longer required to examine the financial audit report and capital verification report of the domestic institution, provided that it must examine, according to the principle of transaction authenticity, the profit distribution resolution of the board of directors, or the profit distribution resolution of the partners, relating to this profit outflow and the original copy of its tax record-filing form. After each profit outflow, the bank must affix its seal to and endorsements on the original copy of the relevant tax record-filing form to indicate the actual amount of the profit outflow and the date of the outflow.

On March 30, 2015, SAFE promulgated the Circular on Reforming the Management Approach regarding the Settlement of Foreign Exchange Capital of Foreign-invested Enterprises, or SAFE Circular 19, which became effective on June 1, 2015. According to SAFE Circular 19, the foreign exchange capital of foreign-invested enterprises may be settled on a discretionary basis, meaning that the foreign exchange capital in the capital account of a foreign-invested enterprise for which the rights and interests of monetary contribution has been confirmed by the local foreign exchange bureau, or the book-entry registration of monetary contribution by the banks, can be settled at the banks based on the actual operational needs of the foreign-invested enterprise. The proportion of such discretionary settlement is temporarily determined as 100%. The RMB converted from the foreign exchange capital will be kept in a designated account, and if a foreign-invested enterprise needs to make further payment from such account, it still must provide supporting documents and go through the review process with the banks.

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Furthermore, SAFE Circular 19 stipulates that the use of capital by foreign-invested enterprises must adhere to the principles of authenticity and self-use within the business scope of enterprises. The capital of a foreign-invested enterprise and capital in RMB obtained by the foreign-invested enterprise from foreign exchange settlement must not be used for the following purposes:

(1) directly or indirectly used for the payment beyond the business scope of the enterprises or the payment prohibited by relevant laws and regulations;

(2) directly or indirectly used for investment in securities, unless otherwise provided by relevant laws and regulations;

(3) directly or indirectly used for granting the entrusted loans in RMB, unless permitted by the scope of business, repaying the inter-enterprise borrowing, including advances by the third party, or repaying the bank loans in RMB that have been sub-lent to the third party; and/or

(4) paying the expenses related to the purchase of real estate that is not for self-use, except for the foreign-invested real estate enterprises.

On June 19, 2016, SAFE promulgated the Circular on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement of Capital Accounts, or Circular 16, which took effect on the same day. Compared to Circular 19, Circular 16 provides that discretionary foreign exchange settlement applies to foreign exchange capital, foreign debt offering proceeds and remitted foreign listing proceeds, and the corresponding Renminbi obtained from foreign exchange settlement are not restricted to extending loans to related parties or repaying the inter-company loans, including advances by third parties. However, since Circular 16 came into effect recently, there are substantial uncertainties with respect to its interpretation and implementation in practice.

On January 26, 2017, SAFE promulgated the Circular on Further Improving Reform of Foreign Exchange Administration and Optimizing Genuineness and Compliance Verification, or Circular 3, which took effect on the same day. Circular 3 sets out various measures with the following key contents:

(1)relaxing the policy restriction on foreign exchange inflow to further enhance trade and investment facilitation, including (a) expanding the scope of foreign exchange settlement for domestic foreign exchange loans, (b) allowing the capital repatriation for offshore financing against domestic guarantee, (c) facilitating the centralized management of foreign exchange funds of multinational companies, and (d) allowing the offshore institutions within pilot free trade zones to settle foreign exchange in domestic foreign exchange accounts; and

(2)tightening genuineness and compliance verification of cross-border transactions and cross-border capital flow, including (a) improving the statistics of current account foreign currency earnings deposited offshore, (b) requiring banks to verify board resolutions, tax filing forms, and audited financial statements before wiring foreign invested enterprises’ foreign exchange distribution above $50,000, (c) strengthening genuineness and compliance verification of foreign direct investments and (d) implementing full scale management of offshore loans in Renminbi and foreign currencies by requiring the total amount of offshore loans be no higher than 30% of the onshore lender’s equity shown on its audited financial statements of the last year.

Our PRC subsidiaries’ distributions to the offshore parent and their carrying out cross-border foreign exchange activities are subject to the various SAFE registration requirements described above.

Our acquisition of SkyPeople (China) could constitute a Round-trip Investment under the 2006 M&A Rules.

Prior to obtaining the MOFCOM approval on September 3, 2007 and Xi’an Administration of Industry and Commerce (“AIC”) approval on October 18, 2007, and prior to the full payment of the purchase price by Pacific for 99% of SkyPeople (China)’s capital stock, SkyPeople (China) was a PRC business some of whose shareholders were PRC individuals including Hongke Xue, chairman of SkyPeople (China). When Pacific was incorporated on November 30, 2006 and when the SkyPeople (China) acquisition was approved, none of the shareholders of Pacific were PRC citizens. Immediately after the consummation of the share exchange, shareholders of Pacific became our shareholders, including Fancylight, our controlling shareholder. To incentivize Mr. Hongke Xue in connection with the continuous development of SkyPeople (China)’s business, a call option agreement was entered into between Fancylight and Mr. Hongke Xue on February 25, 2008 pursuant to which Mr. Xue had the opportunity to acquire a majority of our Common Stock held by Fancylight. Mr. Xue and Fancylight also entered into a voting trust agreement pursuant to which Mr. Xue has the right to vote such shares on Fancylight’s behalf.

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The PRC regulatory authorities may take the view that the SkyPeople (China) acquisition, the share exchange transaction and the call option and voting trust arrangements are part of an overall series of arrangements which constitute a round-trip investment regulated by the 2006 M&A Rules, because at the end of these transactions the same PRC individual who controlled SkyPeople (China) became the effective controlling party of a foreign entity that acquired ownership of SkyPeople (China). The PRC regulatory authorities may also take the view that the approval of the SkyPeople (China) acquisition by the MOFCOM and the registration of such acquisition with the AIC in Xi’an AIC may not be evidence that the SkyPeople (China) acquisition has been properly approved because the relevant parties did not fully disclose to the MOFCOM or AIC the overall restructuring arrangements. If the PRC regulatory authorities take the view that the SkyPeople (China) acquisition constitutes a round-trip investment under the 2006 M&A Rules, we cannot guarantee that we will be able to obtain the required MOFCOM approval.

If the PRC regulatory authorities take the view that the SkyPeople (China) acquisition constitutes a round-trip investment without MOFCOM approval on such round-trip investment, they could invalidate our acquisition and ownership of SkyPeople (China).

Additionally, the 2006 M&A Rules also purport to require that an offshore special purpose vehicle (“ SPV”) formed for listing purposes and controlled directly or indirectly by PRC companies or individuals shall obtain the approval of the CSRC prior to the listing and trading of such SPV’s securities on an overseas stock exchange. On September 21, 2006, the CSRC published on its official website procedures specifying documents and materials required to be submitted to it by SPVs seeking CSRC approval of their overseas listings. However, the application of this PRC regulation remains unclear, with no consensus currently existing regarding the scope and applicability of the CSRC approval requirement. Given that we established our PRC subsidiaries by means of direct investments, we believe that these regulations do not require an application to be submitted to the CSRC for the approval of the listing and trading of our stock on the NASDQ Global Market, unless we are clearly required to do so by subsequently promulgated rules of the CSRC. If the CSRC or another PRC regulatory agency subsequently determines that CSRC approval was required for the offerings, we may need to apply for a remedial approval from the CSRC and may be subject to certain administrative punishments or other sanctions from these regulatory agencies. The regulatory agencies may take actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our stock.

We believe that if this takes place, we may be able to find a way to reestablish control of our operating subsidiaries’ business operations through a series of contractual arrangements rather than an outright purchase of our operating subsidiaries. But we cannot guarantee that such contractual arrangements will be protected by PRC law or that we can receive as complete or effective economic benefit and overall control of our operating subsidiaries’ business than if we had direct ownership of our operating subsidiaries. In addition, we cannot guarantee that such contractual arrangements can be successfully implemented under PRC law. If we cannot obtain approval from MOFCOM and/or CSRC if required by the PRC regulatory authorities to do so, and if we cannot put in place or enforce relevant contractual arrangements as an alternative and equivalent means of control of our operating subsidiaries, our business and financial performance will be materially adversely affected.

Because our principal assets are located outside of the United States, it may be difficult for investors to use U.S. securities laws to enforce their rights against us, our officers and directors or to enforce judgments of United States courts against us or them in the PRC.

All of our present officers and directors reside outside of the United States. In addition, our operating subsidiaries are located in the PRC and substantially all of its assets are located outside of the United States. Therefore, it may be difficult for investors in the United States to enforce their legal rights based on the civil liability provisions of the U.S. securities laws against us in the courts of either the United States or the PRC and, even if civil judgments are obtained in courts of the United States, to enforce such judgments in the PRC courts. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement against us or our officers and directors of criminal penalties under the U.S. Federal securities laws or otherwise.

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THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Monday, December 18, 2017, at the Company’s principal executive offices at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, Future FinTech is asking its shareholders as of the record date of October 31, 2017 (the “Record Date”) to consider and vote upon proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	To approve the spin-off of the Company’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock at the close of business on October 31, 2017, the record date (the “Spin-Offs”);

(4)	To amend Future FinTech’s Second Amended and Restated Articles of Incorporation to increase Future FinTech’s authorized shares of common stock, par value $0.001 per share, from 8,333,333 to 60,000,000 shares (the “Amendment”);

(5)	To adopt and approve the Future FinTech Group Inc. 2017 Omnibus Equity Plan; and

(6)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date; Shares Entitled to Vote; Quorum

Shareholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Future FinTech common stock on the Record Date. Shareholders will have one vote for each share of Future FinTech common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were • shares of Future FinTech common stock outstanding.

A quorum of Future FinTech shareholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Vote Required; Abstentions and Broker Non-Votes

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will have the same effect as a vote “against” each of the proposals.

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Shares Held by Future FinTech’s Directors and Executive Officers

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote • shares of the common stock of the Company, representing approximately •% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor of each of the proposals, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Voting of Proxies

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the Annual Meeting. Based on your proxy cards, the proxy holders will vote your shares according to your directions.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions of the shareholder. In the event that properly executed proxies do not contain voting instructions for any given proposal, the Future FinTech common stock represented by such proxies will be voted in favor of each such proposal.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form or do not attend the Annual Meeting and vote in person with a proxy from your broker, bank or other nominee, it will have the same effect as if you voted “AGAINST” the proposals presented for a vote.

Revocability of Proxies

If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	Attending the Annual Meeting and voting in person.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by us prior to the Annual Meeting. If you have submitted a proxy, your appearance at the Annual Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Annual Meeting if you obtain a valid “legal” proxy from your bank, broker or other nominee. Any adjournment, recess or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow Future FinTech shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned, recessed or postponed.

Board of Directors’ Recommendation

After careful consideration, the Company’s board of directors recommends that you vote or give instruction to vote:

●	“FOR” the nominees for director named in this proxy statement;

●	“FOR” the ratification of the Audit Committee’s selection of the independent registered public accounting firm;

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●	“FOR” the SkyPeople BVI and FullMart spin-offs proposal;

●	“FOR” the amendment to Future FinTech’s Second Amended and Restated Articles of Incorporation to increase Future FinTech’s authorized shares of common stock from 8,333,333 to 60,000,000; and

●	“FOR” the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by Future FinTech. Proxies may also be solicited by some of our directors, officers and employees, personally or by telephone, facsimile, e-mail or other means of communication. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Spin-Offs

Assuming timely satisfaction of necessary pre-conditions, including the approval by our shareholders of the proposals to approve the Spin-Offs, we anticipate that the Spin-Offs will be completed in the first quarter of 2018. However, Future FinTech cannot assure you when or if either of the Spin-Offs will occur. The Spin-Offs are subject to shareholder approvals and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Spin-Offs being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Spin-Offs.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Annual Meeting of Shareholders, this Proxy Statement and the 2016 Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, or call 86-29-81878827 if you are a shareholder of record; or

●	Notify your broker, if you hold your common shares under street name.

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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THE SPIN-OFFS

Parties Involved in the Spin-Offs

Future FinTech Group Inc.

We are a holding company incorporated under the laws of the State of Florida. We have three direct wholly-owned subsidiaries: Belkin Foods Holdings Group Co., Ltd., (“Belkin”), a company incorporated under the laws of the British Virgin Island, FullMart Holding Limited (“FullMart”), a company organized under the laws of British Virgin Island, and SkyPeople Foods Holding Limited (“SkyPeople BVI”), company organized under the laws of British Virgin Island. SkyPeople BVI holds 100% of the equity interest of HeDeTang Holding (HK) Ltd. (“HeDeTang Holding (HK)”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), and HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has ten subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) Shaanxi Heying Trading Co. Ltd (“Shaanxi Heying ”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”); (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”); (ix) Xi’an Hedetang E-commerce Co. Ltd. (“Hedetang E-commerce”) and (x) Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry Zhouzhi”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China). FullMart holds 100% of equity interest of Hedetang Holdings (Asia Pacific) Ltd. (“Hedetang Holdings (Asia Pacific)”), a company organized under the laws of Hong Kong. Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of HeDeJiaChuan Holding Group Co. Ltd., (“HeDeJiaChuan Holding”), a company incorporated under the laws of the PRC, which holds 100% of HeDeJiaChuan Foods (Xi’an) Co. Ltd. (“HeDeJiaChuan Xi’an”), a company incorporated under the laws of the PRC. HeDeJiaChuan Xi’an has four subsidiaries: (i) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd (“SkyPeople Suizhong”); (ii) HedeJiachuan Foods (Yichang) Co. Ltd (“Hedejiachuan Yichang”); (iii) Hedetang Foods Industry (Jingyang) Co. Ltd. (“Foods Industry Jingyang”); and (iv) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”). Belkin holds 100% of the equity interest of Future FinTech (Hong Kong) Limited (“Future FinTech HK”), a company organized under the laws of Hong Kong. Future FinTech HK holds 100% of the equity interest of Hedetang Foods (China) Ltd. (“Hedetang Foods (China)”), and Hedetang Foods (China) holds 90% of the equity interest of Hedetang Farm Products Trading Market (Mei County) Co., Ltd. (“Trading Market Mei County”), a company incorporated under the laws of the PRC. GlobalKey Supply Chain Limited (“GlobalKey Supply Chain”) holds the remaining 10% of the equity interest of Trading Market Mei County. Trading Market Mei County holds 100% of the equity interest of Hedetang Agricultural Plantations (Mei County) Co., Ltd. (“Agricultural Plantations Mei County”) and also holds 100% of the equity interest of GlobalKey Supply Chain.

SkyPeople Foods Holdings Limited (BVI)

SkyPeople BVI is a wholly-owned subsidiary of Future FinTech organized under the laws of the British Virgin Islands on December 28, 2011. SkyPeople BVI holds 100% equity interest of HeDeTang Holding (HK). HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople (China). SkyPeople (China) has ten subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo; (ii) Huludao Wonder; (iii) Yingkou; (iv) Food Industry Yidu; (v) Shaanxi Heying; (vi) Agricultural Plantation Yidu; (vii) Xi’an Hedetang; (viii) Xi’an Cornucopia; (ix) Hedetang E-commerce and (x) Foods Industry Zhouzhi. TSD holds another 26.36% of the equity interest of SkyPeople (China).

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A class of securities of SkyPeople BVI will be registered on a Form 10 registration statement prior to the consummation of the spin-off.

FullMart Holdings Limited

FullMart is a wholly-owned subsidiary of Future FinTech organized under the laws of the British Virgin Islands on December 28, 2011. FullMart holds 100% of equity interest of Hedetang Holdings (Asia Pacific). Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of HeDeJiaChuan Holding, which holds 100% of HeDeJiaChuan Xi’an. HeDeJiaChuan Xi’an has four subsidiaries: (i) SkyPeople Suizhong; (ii) Hedejiachuan Yichang; (iii) Foods Industry Jingyang; and (iv) Guo Wei Mei.

A class of securities of FullMart will be registered on a Form 10 registration statement prior to the consummation of the spin-off.

Effects of the Spin-Offs

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.  We anticipate that one of the subsidiaries of SkyPeople (China) will explore a public listing in the PRC, but there can be no guarantee that such a listing will occur.

Effect on Future FinTech if the Spin-Offs are Not Completed

If the Spin-Offs are not approved by Future FinTech shareholders or if either of the Spin-Offs is not completed for any other reason, Future FinTech shareholders will not receive a distribution of the ordinary shares of SkyPeople BVI or FullMart, as applicable. Instead, Future FinTech will retain ownership of the ordinary shares of SkyPeople BVI or FullMart, as applicable. Whether or not the Spin-Offs are completed, the common stock of Future FinTech will continue to be listed and traded on NASDAQ (assuming the Company can continue to meet all of NASDAQ’s continued listing standards) and registered under the Exchange Act and Future FinTech will continue to file periodic reports with the SEC. In addition, if the Spin-Offs are not completed, Future FinTech expects that management will operate the business in a manner similar to that in which it is being operated today and that Future FinTech’s shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which Future FinTech operates and adverse economic conditions.

If either of the Spin-Offs are not completed, Future FinTech’s Board will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value.

Background of the Spin-Offs

The following is a brief discussion of the background of the deliberations that led to our Board of Directors’ approval of the Spin-Offs.

During the preceding 5 months, Future FinTech considered several options for maximizing shareholder value.  Future FinTech’s management believes that the Spin-Offs will allow the Company’s management to better focus on the Company’s new business lines and growth strategies and SkyPeople BVI, FullMart and the Company will each have greater access capital resources that are focused on their respective industries, operational needs and growth strategies. The Spin-Offs would also allow Future FinTech to be free from the challenging market conditions affecting the manufacturing businesses of SkyPeople BVI and FullMart, including, for example, increased costs of raw materials, lower fruit juice prices, required upgrades of environmental protection devises for existing manufacturing facilities to meet heightened environmental standards, government-mandated interruptions in production due to pollution regulation and increased regulatory requirements for construction projects, all of which have adversely affected the financial results of Future FinTech and slowed the growth and development of its operations that are not dependent on heavy assets. At the same time, Future FinTech shareholders will still be able to participate in the ongoing businesses of SkyPeople BVI and FullMart through their ownership of those entities without being burdened by the expenses related to additional NASDAQ listings.

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The Spin-Offs have been discussed at our Board meetings several times. On May 15, 2017, our management presented the reasons for spin-off and steps to be taken to complete the spin-off for the Board’s discussion.

On June 7, 2017, the company held another Board meeting to discuss the Spin-Offs. The Board concluded at that meeting that further consultation with legal counsel would be necessary and that the Spin-Offs would be subject to shareholder approval.

On August 29, 2017, the Board approved the Spin-Offs and the submission of the matter to the vote of the Company’s shareholders at the Company’s Annual Meeting.

Recommendation of Future FinTech’s Board of Directors and Reasons for the Spin-Offs

After careful consideration, the Company’s Board of Directors has determined that the Spin-Offs are fair to and in the best interests of the Company and its shareholders and unanimously recommends that you vote or give instruction to vote IN FAVOR of the Spin-Offs.

Reasons for the Spin-Offs

In evaluating the Spin-Offs and recommending that Future FinTech’s shareholders vote in favor of approval the Spin-Offs, Future FinTech’s Board of Directors, in consultation with Future FinTech’s senior management and outside legal counsel, considered numerous positive factors relating to the Spin-Offs, including the following material factors:

●	The Spin-Offs allow our shareholders to retain 100% ownership of Future FinTech’s current business, assets and liabilities.

●	Challenging market conditions affecting the businesses of SkyPeople BVI and FullMart, including, for example, increased costs of raw materials, low price for fruit juice products, heavy competition from online sellers and distributors, required upgrades of environmental protection devises for existing manufacturing facilities to meet heightened environmental standards, government-mandated interruptions in production due to pollution regulation and increased regulatory requirements for construction projects, have adversely affected the financial results of Future FinTech and slowed of its operations that are not dependent on the development and exploitation of heavy assets.

●	Following the completion of the Spin-Offs, Future FinTech, SkyPeople BVI and FullMart will each be able to focus on the strategic development of their respective businesses.

●	Each of Future FinTech, SkyPeople BVI and FullMart will have a better ability to attract capital focused on their respective industries, operational needs and growth strategies after the completion of the Spin-Offs.

●	The prospective risks to Future FinTech relating to the risks and uncertainties of maintaining its growth in the highly competitive market for juice products.

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●	The Company’s Board of Directors concluded that the other strategic alternatives available to Future FinTech, such as continuing to operate its business as it currently does and pursuing its strategic plan and the possibility of growing its business through acquisitions and internal growth, were less attractive than the Spin-Offs to Future FinTech’s shareholders under the circumstances.

●	The fact that resolutions approving the Spin-Offs were unanimously approved by Future FinTech’s Board of Directors, which is comprised of a majority of independent directors.

In the course of reaching the determinations and decisions and making the recommendation described above, Future FinTech’s Board of Directors, in consultation with Future FinTech’s senior management and outside legal counsel, considered the risks and potentially negative factors relating to the Spin-Offs, including the following material factors:

●	The possibility that the share price of Future FinTech may decline so that we may not continue to meet NASDAQ’s listing requirements.

●	The possibility that the consummation of the Spin-Offs may be delayed or not occur at all, and the adverse impact such event would have on Future FinTech and its business as management continues to devote time and attention to effect the consummation.

●	The possible disruption to Future FinTech’s business that may result from announcement of the Spin-Offs and the resulting distraction of management’s attention from the day-to-day operations of its business.

●	The potential negative effect of the pendency of the Spin-Offs on Future FinTech’s business, including uncertainty about the effect of the proposed Spin-Offs on the Company’s employees, customers and other parties, which may impair its ability to attract, retain and motivate key personnel, and could cause customers, suppliers and others to seek to change existing business relationships with Future FinTech.

●	The possibility that Future FinTech’s shareholders could commence litigation in connection with the Spin-Offs, whether due to the reduced liquidity of the ordinary shares of SkyPeople BVI and FullMart, or otherwise.

●	The possibility that Future FinTech will not be able to attract and maintain sufficiently skilled employees to develop and exploit the new line of business software and related technology.

●	The cost to Future FinTech of preparing for and consummating the Spin-Offs.

Future FinTech’s Board of Directors believed that, overall, the potential benefits of the Spin-Offs to Future FinTech’s shareholders outweighed the risks and uncertainties of the Spin-Offs.

Following the completion of the Spin-Offs, the main business operations of Future FinTech will be focused on (i) the online sales of fruit juice products and beverages, and consumer and health-related products, through GlobalKey Supply Chain Limited (formerly known as Shaanxi Quangoutong E-Commerce Inc.); (ii) the operation of a supply chain, logistics and trading business for fruit juice products, foods and other consumer and agricultural products through Hedetang Farm Products Trading Market (Mei County) Co., Ltd., as described further below; (iii) bulk agricultural products spot trading business and financial technology businesses, including software development and information services for the financial leasing and project finance industries through intelligent investment advisory and block chain technology; and (iv) related asset and equity investment management.

On April 3, 2013, SkyPeople (China) entered into an Investment Agreement (the “Agreement”) with the Managing Committee of Mei County National Kiwi Fruit Wholesale Trading Center (the “Committee”). The Committee has been authorized by the People’s Government of Mei County to be responsible for the construction and administration of the Mei County National Kiwi Fruit Wholesale Trading Center (the “Trading Center”). Contracts relating to the Trading Center were subsequently transferred to subsidiaries that will remain with Future FinTech following the completion of the Spin-Offs.

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Under the Agreement, the parties agreed to invest and establish a kiwi fruit comprehensive deep processing zone and kiwi fruit and fruit-related materials trading zone in Yangjia Village, Changxing Town of Mei County with a total planned area of total planned area of 286 mu (approximately 47 acres) (the “Project”).

Pursuant to the Agreement, the Company is responsible for the construction and financing of the Project with a total investment of RMB 445.6 million (approximately $71.9 million) in buildings and equipment, which also includes a fee for the land use rights for the Project land in the amount of RMB 0.3 million per mu. The Committee is responsible for financing and constructing the basic infrastructure surrounding the Project, such as the main water supply, main water drainage, natural gas, electricity, sewage, access roads to the Project, natural gas and communications networks. As of the date of this report, the Company is in the process of building fruit juice production lines, a vegetable and fruit flash freeze facility, an R&D center and an office building. Although the schedule for completion could change, the Company plans to complete the construction of these facilities in the fourth quarter of 2017.

As of the date of this proxy statement, Mei County National Kiwi Fruit Wholesale Trading Center has started normal operations. There are a number of enterprises operating in the trading center including 12 express delivery companies, 4 logistic companies, four on-line sales companies, two packing companies and three agriculture companies. In addition, all government departments that are relevant to the operations of the Mei County National Kiwi Fruit Wholesale Trading Center have moved into the trading center. Currently, Mei County National Kiwi Fruit Wholesale Trading is building a data platform for agricultural products in the western part of China, an agricultural business incubator, and an online-to-offline agricultural products trading center. To meet this requirement, the Company is upgrading its software and the project has been delayed. The Company expects to complete its investment in the trading center in the fourth quarter of 2017, and believes that it will generate income from the trading center through various means, such as rental income from cold storage and shops, and income from logistic services.

As part of the Mei County National Kiwi Fruit Wholesale Trading Center project, on April 19, 2013, we established Shaanxi Guoweimei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”) to engage in the business of producing kiwi fruit juice, kiwi puree, cider beverages, and related products. The total estimated investment was RMB 294 million. As the Chinese government recently tightened environment regulations, the Company is in the process of adapting to the new standards and the project has been delayed. We are now building fruit juice production lines, a vegetable and fruit flash freeze facility, an R&D center and an office building. Although the schedule for completion could change, we plan to complete construction in the second quarter of 2018.

Interests of Future FinTech’s Directors and Officers in the Spin-Offs

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote • shares of the common stock of the Company, representing approximately •% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor the nominees for director named in this proxy statement, in favor the ratification of the Audit Committee’s selection of the independent registered public accounting firm, in favor of the Spin-Offs, in favor of the amendment to Future FinTech’s Second Amended and Restated Articles of Incorporation, and in favor of the adoption of the Future FinTech Group Inc. 2017 Omnibus Equity Plan, but none of the Company’s directors or executive officers other has entered into any agreement obligating any of them to do so.

Besides the equity ownership of Future FinTech detailed above, the directors and executive officers of the Company do not have interests different than the other shareholders of Future FinTech.

Completion and Effective Time of the Spin-Offs

We are working to complete the Spin-Offs as quickly as possible, and we expect to complete all transactions in the first quarter of 2018. However, Future FinTech cannot assure you when or if either of the Spin-Offs will occur. The Spin-Offs are subject to shareholder approvals and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Spin-Offs being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Spin-Offs.

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Appraisal Rights

Future FinTech shareholders do not have appraisal rights in connection with the Spin-Offs under the Florida Business Corporation Act.

Accounting Treatment

Future FinTech prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). There will be no change in ownership or control of the Future FinTech’s businesses following the completion of the Spin-Offs, and therefore the transaction constitutes a reorganization of companies under common control, and will be accounted for in a manner similar to a pooling of interests.

British Virgin Islands Tax Consequences of the Spin-Offs

In the opinion of Maples and Calder (Hong Kong) LLP, under current British Virgin Islands law, we will not be subject to British Virgin Islands income tax as a result of the Spin-Offs and our shareholders who are not residents of the British Virgin Islands will not be subject to any British Virgin Islands income withholding or capital gains by reason of such transactions.

United States Federal Income Tax Consequences of the Spin-Offs

The following discussion sets forth the material U.S. Federal income tax consequences to our shareholders of the distribution of the ordinary shares of SkyPeople BVI and FullMart to our shareholders.

This discussion is limited to shareholders who are U.S. Holders (as defined below) of our common stock who hold such stock as a capital asset for Federal income tax purposes. This discussion is based on the Tax Reform Act of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and the current administrative rules, practices and interpretations of law of the U.S. Internal Revenue Service (“IRS”), all as in effect on the date of this document, and all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of Federal income taxation that may be important to particular holders in light of their individual investment circumstances. Unless specifically stated otherwise, this discussion does not apply to the following holders, even if they are U.S. Holders, all of whom may be subject to tax rules that differ significantly from those summarized below: (i) holders who may be subject to special tax rules, including, without limitation, partnerships (including any entity or arrangement treated as a partnership for Federal income tax purposes); (ii) dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, and broker-dealers; and (iii) holders of warrants or other convertible securities entitling them to receive stock, holders who acquired common stock pursuant to the exercise of compensatory stock options or otherwise as compensation, or holders who hold common stock as part of a hedge, straddle, conversion, constructive sale or other integrated security transaction.

We have not sought, and will not seek, a ruling from the IRS regarding the Federal income tax consequences of these transactions. This discussion is based on varying interpretations that could result in U.S federal income tax consequences different from those described below. The following discussion does not address the tax consequences of this offering or the related share issuance under foreign, state, or local tax laws, or the alternative minimum tax provisions of the Code. Accordingly, each U.S. holder of common stock is urged to consult his, her or its (hereinafter, “his”) tax advisor with respect to the particular tax consequences of these transactions.

For purposes of this discussion, a “U.S. holder” is a holder who is for U.S. federal income tax purposes: (i) a citizen or resident of the U.S.; (ii) a corporation or other entity taxable as a corporation that is organized in or under the laws of the U.S., any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation, regardless of its source; or (iv) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (or if the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

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THIS IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. THE U.S. FEDERAL INCOME TAX TREATMENT OF THESE TRANSACTIONS IS COMPLEX. ACCORDINGLY, EACH SHAREHOLDER WHO IS A U.S. HOLDER IS STRONGLY URGED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ESTATE AND OTHER TAX CONSEQUENCES OF THE TRANSACTIONS WITH SPECIFIC REFERENCE TO SUCH PERSON’S PARTICULAR FACTS AND CIRCUMSTANCES.

Distributions of Stock in SkyPeople BVI and FullMart

The distribution to our shareholders of interests in SkyPeople BVI and FullMart will be a taxable event to each shareholder. The value of the interests in the SkyPeople BVI and FullMart stock received by each shareholder will be applied first to reduce the shareholder’s basis in his stock in Future FinTech; any value of those interests in excess of the shareholder’s basis in Future FinTech stock will be a capital gain to the shareholder. Any capital gain will be long-term capital gain, taxable at favorable capital gains rates, if the shareholder has held his Future FinTech stock for more than a year at the time of the distribution; otherwise, any gain will be short-term capital gain taxable at ordinary income tax rates.

The foregoing discussion assumes that the Company does not, at the time of the distribution, have current or accumulated earnings and profits (“earnings and profits”). According to the books of the Company, the Company has no accumulated earnings and profits. If the Company has any current earnings and profits, then (i) the distribution of the interests in SkyPeople BVI and FullMart will be treated as a dividend distribution to each shareholder to the extent of the shareholder’s pro rata share of the Company’s current earnings and profits; and (ii) the value of the distribution, if any, in excess of the shareholder’s pro rata share of current earnings and profits will be treated in the manner described in the preceding paragraph.

If a shareholder’s basis in his Future FinTech stock is greater than the value of the interests in SkyPeople BVI and FullMart received by the shareholder, the shareholder will not recognize a capital loss.

The tax consequences of the distribution of the shares of SkyPeople BVI and FullMart are complex and not free from doubt. We have provided what we believe are the most likely consequences. Shareholders should consult their own tax advisors on the tax consequences of these transactions.

Net Investment Income Tax

The net investment income tax (the Medicare Tax on Unearned Income) – a tax of 3.8% on certain kinds of investment income – will apply to any portion of the distribution of the stock of SkyPeople BVI and FullMart that is treated as a dividend (see the discussion in the second paragraph of “Distributions of Stock in SkyPeople BVI and FullMart”, above).

The net investment income tax also appears to apply to any capital gain recognized by the shareholders on the distribution of SkyPeople BVI and FullMart stock to them (see the first paragraph of “Distributions of Stock in SkyPeople BVI and FullMart”, above) but the treatment of such capital gain under the net investment income rules is not entirely clear. Shareholders should consult their own tax advisors with respect to the applicability of the net investment income tax to such gains.

Company Tax Liability Due to the Spin-Off

The Company will recognize gain on the distribution of the SkyPeople BVI and FullMart interests to the shareholders if SkyPeople BVI or FullMart has a fair market value in excess of the Company’s adjusted basis in such entity. The value SkyPeople BVI or FullMart may exceed the Company’s adjusted basis in SkyPeople BVI or FullMart, as applicable. Any such gain would be added to the Company’s other income in determining the Company’s taxable income (taking into account the Company’s deductible expenses, credits, and allowable net operating loss carryforwards) and its tax liability, if any. The Company expects that any such gain would be offset by its other expenses and by its allowable net operating loss carryforwards, so that the Company would owe no tax as a result of these transactions, but there is no certainty that that would be the case.

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Information Reporting and Backup Withholding

Payments of proceeds from the distribution of SkyPeople BVI and FullMart to a shareholder may be subject to information reporting to the IRS and, possibly, U.S. federal backup withholding. Backup withholding will not apply if the shareholder furnishes a correct taxpayer identification number (certified on the IRS Form W-9) or otherwise establishes that he is exempt from backup withholding. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the shareholder’s U.S. federal income tax liability. The shareholder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the IRS and furnishing any required information. Since any backup withholding required in connection with the distribution of SkyPeople BVI and FullMart stock would in effect be a cash obligation imposed on the Company (since no withholdable cash is being distributed), the Company does not intend to distribute SkyPeople BVI or FullMart stock to any shareholder who has not provided the Company with a Form W-9 or otherwise established an exemption from backup withholding.

Regulatory Approvals Required for the Spin-Offs

The Spin-Offs are not subject to any additional federal or state regulatory requirement or approval, except for filings with the British Virgin Islands to effect the Spin-Offs.

Legal Matters

Future FinTech and its subsidiaries are sometimes subject to other legal proceedings and claims that arise in the ordinary course of its business. While the amount of ultimate liability with respect to such actions is not expected to materially affect the Company’s results of operations, cash flows or financial position, any litigation resulting from any such legal proceedings or claims could be time consuming and injure our reputation.

The validity of the ordinary shares of SkyPeople BVI and FullMart to be issued in the Spin-Offs will be passed upon by Maples and Calder (Hong Kong) LLP prior to the completion of the Spin-Offs.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

FUTURE FINTECH GROUP INC.

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of Future FinTech Group Inc. (the “Company”). The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the spin-off of the Company’s wholly-owned subsidiary of SkyPeople Foods Holdings Limited (“SkyPeople BVI”) and its subsidiaries – Hedetang Holding (HK) Ltd. (“Hedetang Holding (HK)”), SkyPeople Juice Group Co. Ltd. PRC (“SkyPeople (China)”), Xi’an Cornucopia International Co. Ltd. (“Xi’an Cornucopia”), Xi’an Hedetang Fruit Juice Beverages Co. Ltd. (“Xi’an Holding Juice Beverages”), Yingkou Trusty Fruit Juice Co. Ltd. (“Yingkou”), Huludao Wonder Fruit Co. Ltd. (“Huludao Wonder”), Hedetang Agriculture Plantation (Yidu) (“Agriculture Plantation (Yidu)”), Hedetang Foods Industry (Yidu) Co. Ltd. (“Foods Industry (Yidu)”), Shaanxi Qiyiwangguo Organic Agriculture Co. Ltd. (“Shaanxi Qiyiwangguo”), Shaanxi Heying Trading Co. Ltd. (“Shaanxi Heying”), Xi’an Hedetang E-commerce Co. Ltd. (“Hedetang E-commerce”), Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry (Zhouzhi)”), Hedetang Foods Industry (Jingyang) Co. Ltd. (“Foods Industry (Jingyang)”), and the Company’s wholly-owned subsidiary, FullMart Holding Limited (“FullMart”), and its subsidiaries - Hedetang Holding (Asia-Pacific) Ltd. (“Hedetang Holding (Asia-Pacific)”), HeDeJiaChuan Holding Group Co. Ltd. (“HeDeJiaChuan Holding”), HeDeJiaChuan Foods (Xi’an) Co. Ltd. (“HeDeJiaChuan Foods (Xi’an)”), SkyPeople (Suizhong) Fruit and Vegetable Products Co. Ltd. (“SkyPeople Suizhong”), HeDeJiaChuan Foods (Yichang) Co. Ltd. (“HeDeJiaChuan Yichang”), Shaanxi Guo Wei Mei Kiwi Deep Processing Co. Ltd. (“Guo Wei Mei”).

44

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects the pro forma effect as if the spin-off of SkyPeople BVI and FullMart had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2016 and six months ended June 30, 2017 included the Company’s historical statements of operations, adjusted to reflect the pro forma effect as if disposition of SkyPeople BVI and FullMart had been consummated on January 1, 2016 and 2017 (the first day of the Company's 2016 and 2017 fiscal year), respectively. The historical consolidated financial statements referred to above for the Company were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016. The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto for the Company.

The unaudited pro forma condensed consolidated balance sheet and statements of operations include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Spin-Offs, (b) are factually supportable and (c) with respect to the statements of operations, have a continuing impact on consolidated results of the Company. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial information does not reflect the tax consequences in any jurisdictions attributable to the Spin-Offs and it does not reflect future events that may occur after the sale, including potential general and administrative cost savings. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results of operations that would have occurred if the disposition of SkyPeople BVI and FullMart had occurred on January 1, 2016 and 2017, respectively, nor is it necessarily indicative of the Company's future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

45

Future FinTech Group Inc.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS AT JUNE 30, 2017

	Future	Pro Forma
	FinTech	Adjustment		Pro Forma

ASSETS

CURRENT ASSETS
Cash and cash equivalents	7,808	-		7,808
Restricted cash	-	-		-
Accounts receivable	3,545,699	-		3,545,699
Other receivables	14,388	-		14,388
Inventories	8,978	-		8,978
Deferred tax assets	106,993	(106,993	)(a)	-
Advances to suppliers and other current assets	300,324	-		300,324
TOTAL CURRENT ASSETS	3,984,190	(106,993)		3,877,197

Property, plant and equipment, net	13,307,410	-		13,307,410
Land use right, net	5,730,159	-		5,730,159
Long term assets	3,338,872	-		3,338,872
Deposits		-
Investment in subsidiaries	41,007,400	-		41,007,400
Related party receivables	2,111	-		2,111
TOTAL ASSETS	67,370,142	(106,993)		67,263,149

LIABILITIES

CURRENT LIABILITIES
Accounts payable	5,373,546	-		5,373,546
Accrued expenses	1,869,525	80,000	(b)	1,949,525
Income tax payable	106,993	(106,993	)(a)	-
Advances from customers	4,132	-		4,132
Related party payable	12,211,566	-		12,211,566
Short-term bank loans		-
TOTAL CURRENT LIABILITIES	19,565,762	(26,993)		19,538,769

NON-CURRENT LIABILITIES
Obligations under capital leases	7,380,727	-		7,380,727
		-
TOTAL NON-CURRENT LIABILITIES	7,380,727	-		7,380,727

TOTAL LIABILITIES	26,946,489	(26,993)		26,919,496

STOCKHOLDER' EQUITY

Series B Preferred stock	(405)	405	(c)
Common stock	9,137,254	(9,132,081	)(c)	5,173
Additional paid-in capital	36,305,553	9,131,676	(c)	45,437,229
Retained earnings	(5,017,774)	(80,000	)(b)	(5,097,774)
Accumulated other comprehensive income	(975)	-		(975)
Total stockholders' equity	40,423,653	(80,000)		40,343,653
Non-controlling interests	-	-		-
TOTAL STOCKHOLDERS' EQUITY	40,423,653	(80,000)		40,343,653
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	67,370,142	(106,993)		67,263,149

46

Future FinTech Group Inc.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME / (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2017

	Future	Pro Forma
	FinTech	Adjustment	Pro Forma

Revenue	815	-	815
Cost of goods sold	432	-	432
Gross profit	383	-	383

Operating Expenses		-	-
General and administrative expenses	684,948	80,000 (b)	764,948
Selling expenses		-	-
Total operating expenses	684,948	80,000	764,948
		-	-
Income (loss) from operations	(684,565)	(80,000)	(764,565)
			-
Other (expenses) income			-
Interest income	-	-	-
Subsidy income	-	-	-
Interest expenses	(39)	-	(39)
Consulting fee related to capital lease	-	-	-
Total other expenses	(39)	-	(39)
		-	-
Income(loss) from Continuing Operations before Income Tax	(684,604)	-	(684,604)
Income tax provision	-	-	-
Income (loss) from Continuing Operations before Minority Interest	(684,604)	(80,000)	(764,604)

Less: Net income attributable to non-controlling interests	-	-	-
		-	-
Income from Continuing Operations	(684,604)	(80,000)	(764,604)

Discontinued Operations		-
Income from discontinued operations		-
NET INCOME (LOSS)	(684,604)	(80,000)	(764,604)
		-
Other comprehensive income, net of income tax
Foreign currency translation	-	-	-
Comprehensive income	(684,604)	(80,000)	(764,604)
Comprehensive (income) expense attributable to non-controlling interests	-	-	-
COMPREHENSIVE INCOME(LOSS)	(684,604)	(80,000)	(764,604)

Earnings per share:
Basic earnings (loss) per share from continued operation	(0.15)	(0.02)	(0.17)
Basic earnings (loss) per share from discontinued operation	-	-	-
	(0.15)	(0.02)	(0.17)
Diluted Earnings per share:
Diluted earnings (loss) per share from continued operation	(0.15)	(0.02)	(0.17)
Diluted earnings (loss) per share from discontinued operation	-	-	-
	(0.15)	(0.02)	(0.17)
Weighted average number of shares outstanding
Basic and diluted	4,537,240	4,537,240	4,537,240
Diluted	4,599,740	4,599,740	4,599,740

47

Future FinTech Group Inc.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME / (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2016

	Future	Pro Forma
	FinTech	Adjustment	Pro Forma

Revenue	-	-	-
Cost of goods sold	-	-	-
Gross profit	-	-	-

Operating Expenses		-	-
General and administrative expenses	756,990	80,000 (b)	836,990
Selling expenses	340	-	340
Total operating expenses	757,330	80,000	837,330
		-	-
Income (loss) from operations	(757,330)	(80,000)	(837,330)
			-
Other (expenses) income			-
Interest income	-	-	-
Subsidy income	-	-	-
Interest expenses	-	-	-
Consulting fee related to capital lease	-	-	-
Total other expenses	-	-	-
		-	-
Income(loss) from Continuing Operations before Income Tax	(757,330)	-	(757,330)
Income tax provision	-	-	-
Income (loss) from Continuing Operations before Minority Interest	(757,330)	(80,000)	(837,330)

Less: Net income attributable to non-controlling interests	-	-	-
		-	-
Income from Continuing Operations	(757,330)	(80,000)	(837,330)

Discontinued Operations	-	-	-
Income from discontinued operations		-	-
NET INCOME (LOSS)	(757,330)	(80,000)	(837,330)
		-	-
Other comprehensive income, net of income tax			-
Foreign currency translation	-	-	-
Comprehensive income	(757,330)	(80,000)	(837,330)
Comprehensive (income) expense attributable to non-controlling interests	-	-	-
COMPREHENSIVE INCOME(LOSS)	(757,330)	(80,000)	(837,330)
			-
Earnings per share:			-
Basic and diluted earnings per share from continued operation	(0.19)	(0.02)	(0.21)
Basic and diluted earnings per share from discontinued operation	-	-	-
	(0.19)		(0.19)
Weighted average number of shares outstanding			-
Basic and diluted	3,933,999	3,933,999	3,933,999

48

FUTURE FINTECH GROUP INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Description of Transaction and Basis of Presentation

Future Fintech Group Inc. (“the Company”) is a holding company incorporated under the laws of the State of Florida. After the spin-offs, it will have one direct wholly-owned subsidiary: Belkin Foods Holdings Group Co., Ltd., (“Belkin”), a company incorporated under the laws of the British Virgin Islands.

Belkin holds 100% of the equity interest of Future FinTech (Hong Kong) Limited (“FinTech HK”), a company organized under the laws of Hong Kong. FinTech HK holds 100% of the equity interest of Hedetang Foods (China) Ltd. (“Hedetang Foods (China)”), and Hedetang Foods (China) holds 90% of the equity interest of Hedetang Farm Products Trading Market (Mei County) Co., Ltd. (“Trading Market Mei County”), a company incorporated under the laws of the PRC. GlobalKey Supply Chain Limited (“GlobalKey Supply Chain”) holds the remaining 10% of the equity interest of Trading Market Mei County. Trading Market Mei County holds 100% of the equity interest of Shaanxi China Agricultural Silk Road Farm Products Trading Center Co., Ltd. and 100% of the equity interest of GlobalKey Supply Chain. Belkin was acquired on May 18, 2016.

FinTech HK, formerly known as Future World Trading (Hong Kong) and SkyPeople International Trading (HK) Limited, was established on July 27, 2016. It mainly engages in the import and export of food products.

The Company acquired Hedetang Foods China on May 18, 2016 through the acquisition of Belkin. The scope of business of Hedetang Foods China includes wholesale and retail of foods and beverages; import and export trade of fruit, vegetables, dried fruit; packaging; logistics and distribution; online sales; and business management consulting services.

Trading Market Mei County, formerly known as SkyPeople Juice Group (Mei County) Kiwi Fruit and Farm Products Trading Market Co., Ltd., was established on April 19, 2013. Its scope of business includes preliminary processing of agricultural and subsidiary products, establishment of trading market for agriculture products, and similar activities.

Shaanxi China Agricultural Silk Road Farm Products Trading Center Co., Ltd., formerly known as Hedetang Agricultural Plantations (Mei County) Co., Ltd., was established on September 2, 2016. Its scope of business includes the planting, acquisition and sales of vegetables, fruits, flowers, Chinese herbal medicine, farm products; fresh fruit picking; research, training and promotion of planting and breeding technology, development and training of E-commerce and online sales of agricultural and sideline products.

GlobalKey Supply Chain Limited, formerly known as Shaanxi Quangoutong E-commerce Inc., was acquired on May 27, 2017. Its main business scope includes computer hardware and software equipment, electronic products and communication equipment, computer network engineering design, business information consultation and investment management. On July 4, 2017, it changed its name to GlobalKey Supply Chain Limited.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of the Company, which were included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016.

Note 2: Adjustments to the pro forma condensed financial statement:

The unaudited pro forma condensed consolidated statements of operations reflect the Spin-Off of the Company’s subsidiaries (SkyPeople BVI, and FullMart) as if the Spin-Off had been consummated on January 1, 2017 and 2016 (the first day of the Company's 2016 and 2017 fiscal year), respectively. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects such sale as if it had been consummated on that date.

(a)	Reflect the adjustment to the deferred assets, which is allocated to SkyPeople BVI and FullMart.

49

(b)	Reflects attorney fee, accounting fee and SEC filing fee related with the spin-off transactions. All the attorney fees, accounting fees and SEC filing fees related with the spin-off transaction were charged to Future Fintech Group, Inc.

(c)	Reflects the reclassification of the Company’s preferred stock and common stock to additional paid in capital.

SKYPEOPLE FOODS HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”). The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the spin-off of SkyPeople BVI from Future FinTech Group Inc.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects the pro forma effect as if the spin-off of SkyPeople BVI had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations of the SkyPeople BVI for the year ended December 31, 2016 and six months ended June 30, 2017 included the Company’s historical statements of operations, adjusted to reflect the pro forma effect as if disposition of SkyPeople BVI had been consummated on January 1, 2016 and 2017 (the first day of the Company's 2016 and 2017 fiscal year), respectively. The historical consolidated financial statements referred to above for the Company were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016. The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto for the Company.

The unaudited pro forma condensed consolidated balance sheet and statements of operations include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Spin-off, (b) are factually supportable and (c) with respect to the statements of operations, have a continuing impact on consolidated results of the Company. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial information does not reflect the tax consequences in any jurisdictions attributable to the Spin-off and it does not reflect future events that may occur after the sale, including potential general and administrative cost savings. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results of operations that would have occurred if the disposition of SkyPeople BVI had occurred on January 1, 2016 and 2017, respectively, nor is it necessarily indicative of the Company's future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

50

SKYPEOPLE FOODS HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS AT JUNE 30, 2017

	June 30,	Pro forma	June 30,
	2017 (unaudited)	adjustment	2017 Pro forma

CURRENT ASSETS
Cash and cash equivalents	$3,131,679		$3,131,679
Restricted cash	-		-
Accounts receivable	747,459		747,459
Other receivables	18,827,618		18,827,618
Inventories	3,669,997		3,669,997
Deferred tax assets	1,212,590		1,212,590
Advances to suppliers and other current assets	22,042,174		22,042,174
TOTAL CURRENT ASSETS	49,631,517		49,631,517

PROPERTY, PLANT AND EQUIPMENT, NET	36,889,193		36,889,193
LAND USE RIGHT, NET	6,101,693		6,101,693
DEPOSIT	21,674,105		21,674,105
Related party receivables	186,672,993		186,672,993
TOTAL ASSETS	$300,969,501		$300,969,501

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$5,682,123		$5,682,123
Accrued expenses	17,496,008		17,496,008
Income tax payable	1,212,590		1,212,590
Advances from customers	14,854		14,854
Short-term bank loan	30,069,084		30,069,084
TOTAL CURRENT LIABILITIES	54,474,659		54,474,659

NON-CURRENT LIABILITIES
Related party payables	76,445,070		76,445,070
TOTAL NON-CURRENT LIABILITIES	76,445,070		76,445,070
TOTAL LIABILITIES	130,919,730		130,919,730

EQUITY

SkyPeople Foods Holdings Limited Stockholders' equity
Common stock, $0.02 par value; 25,000,000 shares authorized;25,000,000 and 25,000,000 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	50,000		50,000
Additional paid-in capital	59,401,372		59,401,372
Retained earning (loss)	114,989,157		114,989,157
Accumulated other comprehensive loss	(14,094,948)		(14,094,948)
Total SkyPeople Foods Holdings Limited stockholders' equity	160,345,581		160,345,581
Non-controlling interests	9,704,191		9,704,191
TOTAL STOCKHOLDERS' EQUITY	170,049,772		170,049,772
TOTAL LIABILITIES AND EQUITY	$300,969,501		$300,969,501

51

SKYPEOPLE FOODS HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED STAMENT OF INCOME / (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2017

	For the Six Months Ended June 30,
	2017 (unaudited)	Pro forma Adjustment	Pro forma
Revenue	$5,619,161	$	$5,619,161
Cost of goods sold	3,795,921		3,795,921
Gross profit	1,823,240		1,823,240

Operating Expenses
General and administrative expenses	2,775,280		2,775,280
Selling expenses	479,814		479,814
Total operating expenses	3,255,094		3,255,094

Income from operations	(1,431,854)		(1,431,854)

Other income (expenses)
Interest income	2,167		2,167
Subsidy income	342,124		342,124
Interest expenses	(625,316)		(625,316)
Other expenses (income)	51,457		51,457)
Total other income (expenses)	(229,568)		(229,568)

Income from Continuing Operations before Income Tax	1,661,422		1,661,422
Income tax provision	260,085		260,085
Income from Continuing Operations before Minority Interest	(1,921,507)		(1,921,507)

Less: Net income attributable to non-controlling interests	(690,710)		(690,710)

Income loss from Continuing Operations	(2,612,217)		(2,612,217)

Discontinued Operations (Note 9)
Loss from discontinued operations	(96,708)		(96,708
NET INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(2,708,925)	$	$(2,708,925)

Other comprehensive income (loss)
Foreign currency translation adjustment	$3,857,044	$	$3,857,044
Comprehensive income	1,744,150		1,744,150
Comprehensive expense attributable to non-controlling interests	5,030,212		5,030,212
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$6,774,362	$	$6,774,362
Earnings per share:
Basic and diluted earnings (loss) per share from continued operation	$(0.10)	$	$(0.10)
Basic and diluted earnings (loss) per share from discontinued operation	(0.00)		(0.00)
Basic and diluted earnings (loss) per share from net income	(0.10)		(0.10)
Weighted average number of shares outstanding
Basic and diluted*	25,000,000		25,000,000

52

SKYPEOPLE FOODS HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED STAMENT OF INCOME / (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2016

	For the Year Ended December 31,
	2016 (unaudited)	Pro forma Adjustment	Pro Forma
Revenue	$44,617,305	$	$44,617,305
Cost of goods sold	35,859,600		35,859,600
Gross profit	8,757,704		8,757,704

Operating Expenses
General and administrative expenses	1,916,941		1,916,941
Selling expenses	1,701,765		1,701,765
Total operating expenses	3,618,706		3,618,706

Income from operations	5,138,998		5,138,998

Other income (expenses)
Interest income	157,984		157,984
Subsidy income	16,738		16,738
Interest expenses	(1,698,426)		(1,698,426)
Consulting fee related to capital lease	411,532		411,532
Total other income (expenses)	1,112,173		1,112,173

Income from Continuing Operations before Income Tax	4,026,826		4,026,826
Income tax provision	1,601,967		1,601,967
Income from Continuing Operations before Minority Interest	2,424,859		2,424,859

Less: Net income attributable to non-controlling interests	(328,919)		(328,919)

Income loss from Continuing Operations	2,095,940)		2,095,940

Discontinued Operations (Note 10)
Loss from discontinued operations	(4,785,187)		(4,785,187)
NET INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	(2,689,247)		(2,689,247)

Other comprehensive income (loss)
Foreign currency translation adjustment	(6,105,966)		(6,105,966)
Comprehensive income	(3,681,107)		(3,681,107)
Comprehensive expense attributable to non-controlling interests	641,626		641,626
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	(3,039,481)		(3,039,481)
Earnings per share:
Basic and diluted earnings (loss) per share from continued operation	0.08		0.08
Basic and diluted earnings (loss) per share from discontinued operation	(0.19)		(0.19)
Basic and diluted earnings (loss) per share from net income	(0.11)		(0.11)
Weighted average number of shares outstanding
Basic and diluted*	25,000,000		25,000,000

53

SKYPEOPLE FOODS HOLDINGS LIMITED

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Description of Transaction and Basis of Presentation

SkyPeople Foods Holdings Limited (“SkyPeople BVI”) is a wholly-owned subsidiary of Future Fintech Group Inc. which was organized under the laws of the British Virgin Islands on December 28, 2011. SkyPeople BVI holds 100% equity interest of HeDeTang Holdings (HK) Ltd. (“HeDeTang Holdings (HK)”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has ten subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) Shaanxi Heying Trading Co. Ltd (“Shaanxi Heying ”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”); and (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”); (ix) Xi’an Hedetang E-commerce Co. Ltd. (“Hedetang E-commerce”) and (x) Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry Zhouzhi”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China).

HeDeTang Holdings (HK), formerly known as Peakwing Enterprise Ltd., China Kiwi King Limited and SkyPeople Juice International Hong Kong (HK) Ltd., was established on August 21, 2007.

SkyPeople Juice Group Co., Ltd., formerly known as Shaanxi Tianren Organic Food Co. Ltd., was established on August 8, 2001.

Cornucopia was established on July 2, 2014. Its scope of business includes the retail and wholesale of pre-packaged food.

Xi’an Hedetang Nutritious Food Research Institute Co., Ltd., formerly known as Xi’an Hedetang, was established on March 31, 2014. Its scope of business includes the production and sales of fruit juice beverages.

The Company acquired Yingkou on November 25, 2009. Its scope of business mainly includes the manufacture of concentrated fruit juice.

The Company acquired Huludao on June 10, 2008. Its scope of business mainly includes the manufacture and sale of concentrated fruit juice and fruit juice beverages.

Hedetang Agricultural Plantations (Yidu) Co., Ltd., formerly known as Hedetang Fruit Juice Beverages (Yidu) Co., Ltd., was established on March 13, 2012. Its scope of business includes the planting, acquisition and sales of vegetables, fruits, flowers, farm products; fresh fruit picking; research, training and promotion of planting and breeding technology.

Hedetang Foods Industry (Yidu) Co., Ltd., formerly known as SkyPeople Juice Group Yidu Orange Products Co., Ltd., was established on March 13, 2012. Its scope of business includes deep processing and sales of oranges.

Xi’an Qinmei Food Co., Ltd., an entity not affiliated with the Company, owns the remaining 8.85% of the equity interest in Shaanxi Qiyiwangguo.

Shaanxi Heying Trading Co. Ltd was established on December 17, 2009. Its main business scope includes the sales of pre-packaged food, bulk food; import and export of goods and technology; food technology research and development; business management and consulting, corporate planning services.

Xi’an Hedetang E-Commerce Co., Ltd. was established on April 21, 2016. Its scope of business includes online sales of pre-packaged foods and bulk foods.

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Hedetang Foods Industry (Zhouzhi) Co., Ltd. was established on November 29, 2016. Its scope of business includes production, processing and sales of kiwifruit wine, juice, puree and beverages; the storage and sales of fresh fruits; and import and export of a variety of products and technology.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of the Company, which were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016. The unaudited pro forma condensed consolidated statements of operations reflect the Spin-off of the Company’s subsidiaries (SkyPeople Foods, and FullMart) as if the Spin-Off had been consummated on January 1, 2017 and 2016 (the first day of the Company's 2016 and 2017 fiscal years), respectively. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects such sale as if it had been consummated on that date.

FULLMART HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of FullMart Holdings Limited (BVI) (“Fullmart”). The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the spin-off of FullMart from Future FinTech Group Inc.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects the pro forma effect as if the spin-off of FullMart had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations of the FullMart for the year ended December 31, 2016 and six months ended June 30, 2017 included the Company’s historical statements of operations, adjusted to reflect the pro forma effect as if disposition of FullMart had been consummated on January 1, 2016 and 2017 (the first day of the Company's 2016 and 2017 fiscal year), respectively. The historical consolidated financial statements referred to above for the Company were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016. The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto for the Company.

The unaudited pro forma condensed consolidated balance sheet and statements of operations include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Spin-off, (b) are factually supportable and (c) with respect to the statements of operations, have a continuing impact on consolidated results of the Company. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial information does not reflect the tax consequences in any jurisdictions attributable to the Spin-off and it does not reflect future events that may occur after the sale, including potential general and administrative cost savings. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results of operations that would have occurred if the disposition of FullMart had occurred on January 1, 2016 and 2017, respectively, nor is it necessarily indicative of the Company's future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

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FULLMART HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS AT JUNE 30, 2017

	June 30,		June 30,
	2017 (unaudited)	Pro forma adjustment	2017 Pro forma

CURRENT ASSETS
Cash and cash equivalents	$91,572		$91,572
Accounts receivable	668,629		668,629
Other receivables	49,987		49,987
Inventories	2,246,858		2,246,858
Deferred tax assets	1,224		1,224
Advances to suppliers and other current assets	3,337,081		3,337,081
TOTAL CURRENT ASSETS	668,629		668,629

PROPERTY, PLANT AND EQUIPMENT, NET	32,948,859		32,948,859
LAND USE RIGHT, NET	20,522,590		20,522,590
LONG TERM ASSETS	2,856,342		2,856,342
DEPOSIT	54,600,013		54,600,013
Related party receivables	5,660,446		5,660,446
TOTAL ASSETS	$119,925,331		$119,925,331117

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$7,518,620		$7,518,620
Accrued expenses	10,934,235		10,934,235
Income tax payable	2,246,858		2,246,858
Advances from customers	5,376		5,376
TOTAL CURRENT LIABILITIES	20,705,089		20,705,089

NON-CURRENT LIABILITIES
Long-term payables	16,592,943		16,592,943
Related party payables	84,416,413		84,416,413
TOTAL NON-CURRENT LIABILITIES	101,009,356		101,009,356
TOTAL LIABILITIES	121,714,445		119,097,480

EQUITY

Fullmart Holdings Limited Stockholders' equity
Common stock, $0.002 par value; 25,000,000 shares authorized; 50,000 and50,000 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	50,000		50,000
Additional paid-in capital	8,123,873		8,123,873
Retained earning (loss)	(9,962,986)		(9,962,986)
Accumulated other comprehensive loss	-		-
Total Fullmart Holdings Limited stockholders' equity	(1,789,114)		(1,789,114)
TOTAL LIABILITIES AND EQUITY	119,925,331		119,925,331

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FULLMART HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME / (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2017

	For the Six Months Ended June 30,
	2017 (unaudited)	Pro forma Adjustment	Pro forma
Revenue	$115,982	$	$115,982
Cost of goods sold	103,315		103,315
Gross profit	12,667		12,667

Operating Expenses
General and administrative expenses	2,514,398		2,514,398
Selling expenses	26,511		26,511
Total operating expenses	2,540,909		2,540,909

Loss from operations	(2,528,242)		(2,528,242)

Other income (expenses)
Interest income	11		11
Subsidy income	(236)		(236)
Interest expenses	(227)		(227)
Total other income (expenses)	(2,528,467)		(2,528,467)
	-		-
Loss from before Income Tax	(2,528,467)		(2,528,467)
Income tax provision	-		-
Income from Continuing Operations before Minority Interest	(2,528,467		(2,528,467
Less: Net income attributable to non-controlling interests	(2)		(2)
LOSS ATTRIBUTABLE TO FULLMART HOLDINGS LTD. STOCKHOLDERS	(2,528,469)		(2,528,469

Other comprehensive loss
Foreign currency translation adjustment	31,510		31,510
COMPREHENSIVE LOSS ATTRIBUTABLE TO FULLMART HOLDINGS LTD. STOCKHOLDERS	(2,496,959)		(2,496,959)
Earnings per share:
Basic and diluted loss per share from net loss	(0.10)		(0.10)
Weighted average number of shares outstanding
Basic and diluted	25,000,000		25,000,000

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FULLMART HOLDINGS LIMITED

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME / (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2016

	For the Year Ended December 31,
	2016 (unaudited)	Pro forma Adjustment	Pro forma
Revenue	$297,964	$	$297,964
Cost of goods sold	278,962		278,962
Gross profit	19,002		19,002

Operating Expenses
General and administrative expenses	2,790,573		2,790,573
Selling expenses	7,856		7,856
Total operating expenses	2,798,429		2,798,429

Loss from operations	(2,779,427)		(2,779,427)

Other income (expenses)
Investment income	746		746
Subsidy income	-		-
Interest expenses	(227,199)		(227,199)
Other income	11,800		11,800
Total other income (expenses)	(214,653)		(214,653)

Loss from before Income Tax	(2,994,080)		(2,994,080)
Income tax provision
LOSS ATTRIBUTABLE TO FULLMART HOLDINGS LTD. STOCKHOLDERS	(2,994,080)		(2,994,080)

Other comprehensive loss
Foreign currency translation adjustment	(111,753)		(111,753)
COMPREHENSIVE LOSS ATTRIBUTABLE TO FULLMART HOLDINGS LTD.STOCKHOLDERS	(3,105,833)		(3,105,833)
Earnings per share:
Basic and diluted loss per share from net loss	(0.12)		(0.12)
Weighted average number of shares outstanding
Basic and diluted	25,000,000		25,000,000

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FULLMART HOLDINGS LIMITED

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Description of Transaction and Basis of Presentation

FullMart Holdings Limited (“FullMart”) is a wholly-owned subsidiary of Future Fintech Group Inc. which was organized under the laws of the British Virgin Islands on December 28, 2011. FullMart holds 100% of equity interest of Hedetang Holdings (Asia Pacific) Ltd. (“Hedetang Holdings (Asia Pacific)”), a company organized under the laws of Hong Kong. Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of HeDeJiaChuan Holding Group Co. Ltd., (“HeDeJiaChuan Holding”), a company incorporated under the laws of the PRC, which holds 100% of HeDeJiaChuan Foods (Xi’an) Co. Ltd., (“HeDeJiaChuan Xi’an”), a company incorporated under the laws of the PRC. HeDeJiaChuan Xi’an” has four subsidiaries: (i) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd (“SkyPeople Suizhong:); (ii) HedeJiachuan Foods (Yichang)Co. Ltd (“Hedejiachuan Yichang”); (iii) Hedetang Foods Industry (Jingyang) Co. Ltd. (“Foods Industry Jingyang”); (iv) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”).

HeDeJiaChuan (Hong Kong) Ltd., formerly known as SkyPeople Foods International Holdings (HK) Limited and Hedetang Holdings (Asia-Pacific) Ltd., which was first established on January 13, 2012.

Hedetang Holding, formerly known as Hedetang Holding Co., Ltd., was established on July 21, 2014. Its scope of business includes corporate investment consulting, corporate management consulting, corporate imagine design and corporative marketing planning. On June 14, 2017, it changed its name to Hedejiachuan Holding Group Co., Ltd.

HeDeJiaChuan Foods (Xi’an) Co., Ltd. was established on July 03, 2014, formerly known as Shaanxi Fruitee Fun Co., Ltd. and Hedetang Foods Industry (Xi’an) Co., Ltd. Its scope of business includes retail and wholesale of pre-packaged food.

Hedetang Foods Industry (Jingyang) Co., Ltd. was established on June 7, 2016. Its scope of business includes processing, storage and sales of farm products, fruits, tea and snacks; research and promotion of processing technology of organic agriculture, fruit industry and agricultural products.

SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd. was established on April 26, 2012. Its scope of business includes the initial processing, quick-frozen and sales of agricultural products and related by-products.

Hedejiachuan Yichang, formerly known as Hedetang Farm Products Trading Market (Yidu) Co., Ltd., and Hedetang Foods Industry (Yichang) Co., Ltd, was established on March 23, 2016. Its scope of business includes construction, operation, and property management of a farm products trading market; e-commerce service of farm products; and construction and operation management of e-commerce information platform.

Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. was established on April 19, 2013. Its scope of business includes producing kiwi fruit juice, kiwi puree, cider beverages, and similar products.

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of the Company, which were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and Annual Report on Form 10-K for the year ended December 31, 2016. The unaudited pro forma condensed consolidated statements of operations reflect the Spin-off of the Company’s subsidiaries (SkyPeople Foods, and FullMart) as if the Spin-Off had been consummated on January 1, 2017 and 2016 (the first day of the Company's 2016 and 2017 fiscal year), respectively. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 reflects such sale as if it had been consummated on that date.

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DESCRIPTION OF SKYPEOPLE BVI SECURITIES

Future FinTech shareholders who receive shares of SkyPeople BVI in the Spin-Off will become shareholders of SkyPeople BVI. SkyPeople BVI is a corporation organized under the laws of the British Virgin Islands and is subject to the provisions of British Virgin Islands law. Given below is a summary of the material features of the SkyPeople BVI shares. This summary is not a complete discussion of the charter documents and other instruments of SkyPeople BVI that create the rights of its shareholders. You are urged to read carefully those documents and instruments, which are included as exhibits to this proxy statement.

General

SkyPeople BVI was incorporated in the British Virgin Islands (the “BVI”) as a BVI business company under the BVI Business Companies Act, 2004 (the “Act”) on December 28, 2011. The affairs of SkyPeople BVI are governed by its memorandum and articles of association, the Act and the common law of the BVI.

As of the date of this proxy statement, SkyPeople BVI is authorized to issue a maximum of 25,000,000 shares of a single class each with a par value of US$0.002. As of the date of this proxy statement, 25,000,000 shares in SkyPeople BVI are issued and outstanding, all of which are owned by Future FinTech.

The following are summaries of certain material provisions of the memorandum and articles of association of SkyPeople BVI currently in effect and the Act, insofar as they relate to the material terms of the shares in SkyPeople BVI.

Shares

All of the issued and outstanding shares in SkyPeople BVI are fully paid and non-assessable. The shares in SkyPeople BVI are issued in registered form, and are issued when registered in its register of members. SkyPeople BVI is not authorized to issue bearer shares. Shareholders of SkyPeople BVI who are non-residents of the BVI may freely hold and vote their shares.

Dividends

Subject to the Act and articles of association of SkyPeople BVI, the directors of SkyPeople BVI may resolve to declare and pay dividends at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that immediately after the payment of the dividend, the value of SkyPeople BVI’s assets will exceed its liabilities and SkyPeople BVI is able to pay its debts as they fall due. Dividends may be pad in money, shares or other property. Under the memorandum of association of SkyPeople BVI, each share in SkyPeople BVI confers upon the shareholder the right to an equal share in any dividend paid by SkyPeople BVI.

Voting Rights

Under the memorandum of association of SkyPeople BVI, each share in SkyPeople BVI confers upon the shareholder the right to one vote at a meeting of the shareholders of SkyPeople BVI or on any resolution of shareholders. A “resolution of shareholders” is defined in the memorandum of association of SkyPeople BVI to mean a resolution approved at a duly convened and constituted meeting of the shareholders of SkyPeople BVI by the affirmative vote of a majority of in excess of 50 percent of the votes of the shares entitled to vote thereon which were present at the meeting and were voted, or a resolution consented to in writing by a majority of in excess of 50 percent of the votes of the shares entitled to vote thereon.

Meetings of Shareholders

Shareholders’ meeting may be convened by any director of SkyPeople BVI at such times and in such manner and places within or outside the BVI as the director considers necessary or desirable. The articles of association of SkyPeople BVI allow shareholders entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested to requisition a meeting of the shareholders, in which case the directors are obliged to convene such meeting.

A quorum required for a meeting of the shareholders consists of one or more shareholders, present in person or by proxy, holding not less than 50 percent of the votes of the shares entitled to vote on the resolutions of shareholders to be considered at the meeting. Advance notice of not less than 7 days is required for the convening of a meeting of the shareholders.

Issue of Shares

Shares in SkyPeople BVI may be issued at such times, to such persons, for such consideration and on such terms as the directors of SkyPeople BVI may by resolution of directors determine. Shares may be issued in one or more series of shares as the directors of SkyPeople BVI may by resolution of directors determine from time to time. Holders of shares in SkyPeople BVI do not have pre-emptive rights.

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Transfer of Shares

SkyPeople BVI shall, on receipt of an instrument of transfer complying with the requirements set out in its articles of association, enter the name of the transferee of a share in its register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in a resolution of directors. The directors may not resolve to refuse or delay the transfer of a share unless the shareholder has failed to pay an amount due in respect of the share.

SkyPeople BVI is a private company and accordingly any invitation to the public to subscribe for any shares in SkyPeople BVI is prohibited and the number of shareholders of SkyPeople BVI shall be limited to fifty.

Liquidation

SkyPeople BVI may by resolution of shareholders or by resolution of directors appoint a voluntary liquidator for the voluntary liquidation of SkyPeople BVI in accordance with the Act. Under the memorandum of association of SkyPeople BVI, each share in SkyPeople BVI confers upon the shareholder the right to an equal share in the distribution of the surplus assets of SkyPeople BVI on its liquidation.

Calls on Shares and Forfeiture of Shares

The directors of SkyPeople BVI may from time to time make calls upon shareholders for any amount unpaid on their shares in a written notice served to such shareholders at least fourteen days prior to the specified time of payment. The shares in SkyPeople BVI that have been called upon and remain unpaid on the specified time are subject to forfeiture.

Repurchase, Redemption or Acquisition of Shares

According to the articles of association of SkyPeople BVI, SkyPeople BVI may purchase, redeem or otherwise acquire and hold its own shares save that it may not purchase, redeem or otherwise acquire its own shares without the consent of the shareholders whose shares are to be purchased, redeemed or otherwise acquired. SkyPeople BVI may only offer to purchase, redeem or otherwise acquire its own shares if the resolution of directors authorising the purchase, redemption or other acquisition contains a statement that the directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of SkyPeople BVI’s assets will exceed its liabilities and SkyPeople BVI will be able to pay its debts as they fall due. Shares which have been repurchased, redeemed or otherwise acquired may be cancelled or held as treasury shares (except to the extent that such shares are in excess of 50 percent of the issued shares in which case they shall be cancelled).

Variation of Rights of Shares

If at any time the shares in SkyPeople BVI are divided into different classes, the rights attached to any class may only be varied, whether or not SkyPeople BVI is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50 percent of the issued shares in that class.

The rights conferred upon the holders of the shares of any class in SkyPeople BVI shall not, unless otherwise expressly provided by the terms of the issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Changes in the Number of Shares Authorized to Issue

SkyPeople BVI may amend its memorandum of association by resolution of shareholders or by resolution of directors (subject to certain restrictions) to change the maximum number of shares it is authorized to issue.

DESCRIPTION OF FULLMART SECURITIES

Future FinTech shareholders who receive shares of FullMart in the Spin-Off will become shareholders of FullMart. FullMart is a corporation organized under the laws of the British Virgin Islands and is subject to the provisions of British Virgin Islands law. Given below is a summary of the material features of the FullMart shares. This summary is not a complete discussion of the charter documents and other instruments of FullMart that create the rights of its shareholders. You are urged to read carefully those documents and instruments, which are included as exhibits to this proxy statement.

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General

FullMart was incorporated in the British Virgin Islands (the “BVI”) as a BVI business company under the BVI Business Companies Act, 2004 (the “Act”) on December 28, 2011. The affairs of FullMart are governed by its memorandum and articles of association, the Act and the common law of the BVI.

As of the date of this proxy statement, FullMart is authorized to issue a maximum of 25,000,000 shares of a single class each with a par value of US$0.002. As of the date of this proxy statement, 25,000,000 shares in FullMart are issued and outstanding, all of which are owned by Future FinTech.

The following are summaries of certain material provisions of the memorandum and articles of association of FullMart currently in effect and the Act, insofar as they relate to the material terms of the shares in FullMart.

Shares

All of the issued and outstanding shares in FullMart are fully paid and non-assessable. The shares in FullMart are issued in registered form, and are issued when registered in its register of members. FullMart is not authorized to issue bearer shares. Shareholders of FullMart who are non-residents of the BVI may freely hold and vote their shares.

Dividends

Subject to the Act and articles of association of FullMart, the directors of FullMart may resolve to declare and pay dividends at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that immediately after the payment of the dividend, the value of FullMart’s assets will exceed its liabilities and FullMart is able to pay its debts as they fall due. Dividends may be pad in money, shares or other property. Under the memorandum of association of FullMart, each share in FullMart confers upon the shareholder the right to an equal share in any dividend paid by FullMart.

Voting Rights

Under the memorandum of association of FullMart, each share in FullMart confers upon the shareholder the right to one vote at a meeting of the shareholders of FullMart or on any resolution of shareholders. A “resolution of shareholders” is defined in the memorandum of association of FullMart to mean a resolution approved at a duly convened and constituted meeting of the shareholders of FullMart by the affirmative vote of a majority of in excess of 50 percent of the votes of the shares entitled to vote thereon which were present at the meeting and were voted, or a resolution consented to in writing by a majority of in excess of 50 percent of the votes of the shares entitled to vote thereon.

Meetings of Shareholders

Shareholders’ meeting may be convened by any director of FullMart at such times and in such manner and places within or outside the BVI as the director considers necessary or desirable. The articles of association of FullMart allow shareholders entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested to requisition a meeting of the shareholders, in which case the directors are obliged to convene such meeting.

A quorum required for a meeting of the shareholders consists of one or more shareholders, present in person or by proxy, holding not less than 50 percent of the votes of the shares entitled to vote on the resolutions of shareholders to be considered at the meeting. Advance notice of not less than 7 days is required for the convening of a meeting of the shareholders.

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Issue of Shares

Shares in FullMart may be issued at such times, to such persons, for such consideration and on such terms as the directors of FullMart may by resolution of directors determine. Shares may be issued in one or more series of shares as the directors of FullMart may by resolution of directors determine from time to time. Holders of shares in FullMart do not have pre-emptive rights.

Transfer of Shares

FullMart shall, on receipt of an instrument of transfer complying with the requirements set out in its articles of association, enter the name of the transferee of a share in its register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in a resolution of directors. The directors may not resolve to refuse or delay the transfer of a share unless the shareholder has failed to pay an amount due in respect of the share.

FullMart is a private company and accordingly any invitation to the public to subscribe for any shares in FullMart is prohibited and the number of shareholders of FullMart shall be limited to fifty.

Liquidation

FullMart may by resolution of shareholders or by resolution of directors appoint a voluntary liquidator for the voluntary liquidation of FullMart in accordance with the Act. Under the memorandum of association of FullMart, each share in FullMart confers upon the shareholder the right to an equal share in the distribution of the surplus assets of FullMart on its liquidation.

Calls on Shares and Forfeiture of Shares

The directors of FullMart may from time to time make calls upon shareholders for any amount unpaid on their shares in a written notice served to such shareholders at least fourteen days prior to the specified time of payment. The shares in FullMart that have been called upon and remain unpaid on the specified time are subject to forfeiture.

Repurchase, Redemption or Acquisition of Shares

According to the articles of association of FullMart, FullMart may purchase, redeem or otherwise acquire and hold its own shares save that it may not purchase, redeem or otherwise acquire its own shares without the consent of the shareholders whose shares are to be purchased, redeemed or otherwise acquired. FullMart may only offer to purchase, redeem or otherwise acquire its own shares if the resolution of directors authorising the purchase, redemption or other acquisition contains a statement that the directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of FullMart’s assets will exceed its liabilities and FullMart will be able to pay its debts as they fall due. Shares which have been repurchased, redeemed or otherwise acquired may be cancelled or held as treasury shares (except to the extent that such shares are in excess of 50 percent of the issued shares in which case they shall be cancelled).

Variation of Rights of Shares

If at any time the shares in FullMart are divided into different classes, the rights attached to any class may only be varied, whether or not FullMart is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50 percent of the issued shares in that class.

The rights conferred upon the holders of the shares of any class in FullMart shall not, unless otherwise expressly provided by the terms of the issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Changes in the Number of Shares Authorized to Issue

FullMart may amend its memorandum of association by resolution of shareholders or by resolution of directors (subject to certain restrictions) to change the maximum number of shares it is authorized to issue.

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DESCRIPTION OF FUTURE FINTECH SECURITIES

Given below is a summary of the material features of Future FinTech’s securities. This summary is not a complete discussion of the certificate of incorporation and bylaws of Future FinTech that create the rights of its shareholders. You are urged to read carefully the certificate of incorporation and bylaws, which have been filed as exhibits to SEC reports filed by Future FinTech. Please see “Where You Can Find More Information” for information on how to obtain copies of those instruments.

General

The following description of common stock and preferred stock, together with the additional information we include in any applicable amendments hereto, summarizes the current material terms and provisions of our common stock and preferred stock. For the complete terms of our common stock and preferred stock, please refer to our Articles of Incorporation, as amended, which may be further amended from time to time, any certificates of designation for our preferred stock, and our amended and restated bylaws, as amended from time to time. The Florida Business Corporations Act may also affect the terms of these securities.

On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock (“Common Stock”) from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock continues have a par value of $0.001. No changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016. As of October 19, 2017, there were 5,173,187 shares of our common stock issued and outstanding and no shares of our preferred stock issued and outstanding.

Common Stock

Holders of shares of our Common Stock are entitled to one vote for each share on all matters to be voted on by the shareholders.  Except if a greater plurality is required by the express requirements of law or our amended and restated articles of incorporation, the affirmative vote of a majority of the shares of voting stock represented at a meeting of shareholders at which there shall be a quorum present shall be required to authorize all matters to be voted upon by our shareholders.  According to our charter documents, holders of our Common Stock do not have preemptive rights and are not entitled to cumulative voting rights.  There are no conversion or redemption rights or sinking funds provided for our shareholders.  Shares of our Common Stock share ratably in dividends, if any, as may be declared from time to time by the board of directors in its discretion from funds legally available for distribution as dividends.  In the event of our liquidation, dissolution or winding up, the holders of our Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.  All of the outstanding shares of our Common Stock are fully paid and non-assessable.

Stock Transfer Agent

Our transfer agent is Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, phone number (212) 509-4000.

INFORMATION WITH RESPECT TO SKYPEOPLE BVI AND FULLMART

Following the completion of the Spin-Offs, SkyPeople BVI and its subsidiaries will continue to engage in the manufacture and sale of fruit juice concentrates, fruit juice beverages and other fruit-related products in the People’s Republic of China and overseas markets.

Following the completion of the Spin-Offs, FullMart and its subsidiaries will continue to engage in the manufacture and sale of consumer food products.

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OFFICERS AND DIRECTORS OF SKYPEOLE BVI AND FULLMART
AFTER THE SPIN-OFFS

The following table sets forth information regarding SkyPeople BVI’s executive officer and director upon the completion of the Spin-Offs. The business address of the below-listed director and officer is 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China.

Name	Age	Position
Yongke Xue	51	Director

Yongke Xue has been the director of SkyPeople BVI since December 28, 2011. Mr. Xue served as the Chief Executive Officer of Future FinTech from February 2008 to February 2013, at which time he resigned from his positions as the Chief Executive Officer and Chairman of Future FinTech. Mr. Xue continues to be a director of Future FinTech. Mr. Xue was reappointed as the Chief Executive Officer on December 24, 2014. On September 2, 2016, Mr. Yongke Xue, resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company, but remained as a director. Mr. Yongke Xue has also served as the director of SkyPeople (China) since December 2005. Mr. Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989.

The following table sets forth information regarding FullMart’s executive officer and director upon the completion of the Spin-Offs. The business address of the below-listed director and officer is 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China.

Name	Age	Position
Fei Zhu	34	Director

Fei Zhu has been the director of FullMart since June 29, 2017, and the director of HeDeJiaChuan (Hong Kong) Holdings Limited since June 14, 2017. Mr. Zhu has significant experience in business management and large project management. He has served as the chairman of HeDeJiaChuan Holding Group Co, Ltd. and the general manager of Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. from 2014 to present. Prior to that, Mr. Zhu served as the project manager of SkyPeople Juice Group Co., Ltd. Jingyang Branch from 2011 to 2014 and as the head of the engineering department of Shaanxi Xirui Real Estate Development Co., Ltd. from 2008 to 2011.  Mr. Zhu holds a Bachelor’s degree in Engineering Management from Zhengzhou University of Aeronautics.

Committees of the Board of Directors

Neither SkyPeople BVI nor FullMart anticipate having committees of their respective boards of directors.

Other Corporate Governance Matters

The corporate governance practices of each of SkyPeople BVI and FullMart will be in compliance with, and are not prohibited by, the laws of the British Virgin Islands. Therefore, we expect to be exempt from many of corporate governance practices of those entities organized under the laws of states of the United States.

Upon the closing of the transactions, the officers and directors of Future FinTech will continue in their current positions.

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PROPOSAL 1 – ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FIVE NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of October 19, 2017, including the names of each of the five nominees for election as a director, such person’s position, age, the year such person became a director of the Company, and additional biographical data.

Name	Age	Position	Service From
Hongke Xue (1)	44	Chairman, Chief Executive Officer and Director	February, 2013
Yongke Xue (2)	49	Director	February, 2008
Johnson Lau (3)	43	Director (Independent)	December, 2014
Guolin Wang (3)	54	Director (Independent)	April, 2008
Fuyou Li (3)	63	Director (Independent)	May, 2015

(1)	On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. Mr. Hongke Xue previously served as the Company’s Chief Executive Officer and Chairman from February 18, 2013 to December 24, 2014. Mr. Hongke was reappointed as the Company’s Chief Executive Officer and Chairman on September 2, 2016.

(2)	On September 2, 2016, Mr. Yongke Xue resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue was appointed Chief Executive Officer and Chairman of the Board on December 24, 2014, and resigned as Chief Executive Officer and Chairman of the Company on September 2, 2016.

(3)	Member of the Audit Committee and Compensation Committee of the Board.

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Hongke Xue, Chairman of the Board of Directors and Chief Executive Officer

Mr. Hongke Xue is a brother of Mr. Yongke Xue, the Company’s former Chairman and Chief Executive Officer. On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. He previously served as our Chief Executive Officer of the Company from February 18, 2013 to December 24, 2014, and the chairman of the Board of Directors and the Chief Executive Officer of SkyPeople Juice Group Co., Ltd., a 73.42% indirectly owned operating subsidiary of the Company (“SkyPeople (China)”), since 2003. Mr. Xue has been serving as our director since February 18, 2013. The Company is a holding company and conducts its business substantially through its subsidiaries and branch offices in China. Prior to that, Mr. Xue served as the Chief Executive Officer of Tangshan Fengyuan Metal Products, a sino-foreign joint venture, from March 2002 to March 2003. Prior to that, he served as the general manager of Baoji Industrial Products Co., Ltd., a wholly foreign owned enterprise, from April 2001 to March 2002, and deputy general manager of Shaanxi DePu Industry and Trade Co., Ltd. from October 1997 to April 2001. Mr. Xue received a bachelor degree in business management from Lanzhou University of Finance and Economics in July 1995. Mr. Xue’s experience in management and corporate development and his experience with fruit juice industry, the development and sale of products will enable him to provide effective leadership to continue to grow the Company’s business. The Board believes that Mr. Xue’s experience in the Company’s business operations are crucial to the success of the Company.

Yongke Xue

Mr. Yongke Xue served as our Chief Executive Officer from February 26, 2008 to February 18, 2013. Mr. Xue was reappointed the Chief Executive Officer on December 24, 2014. On September 2, 2016, Mr. Yongke Xue, resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue remains as a director of the Board.  Mr. Yongke Xue has served as the director of SkyPeople (China) since December 2005. Mr. Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989. The Board believes that Mr. Xue’s vision, leadership and extensive knowledge of the Company is essential to the development of its strategic vision.

Guolin Wang

Mr. Wang has been serving as one of our directors since April 7, 2008. Mr. Wang has served as a director of SkyPeople (China) since October 2005. Since 1996 he has been a professor in the Finance Department of the Management School and in the Economics and Finance School of Xi’an Jiaotong University. He previously served as the director and chairman of Xi’an Changtian Environmental Protection Engineering Co., Ltd. from February 2006 to June 2007. Mr. Wang graduated with a Bachelor of Science in Electronics & Telecommunication from Xi’an Jiaotong University in July 1983. In July 1987, he attained a Master’s degree in Management Science and Engineering. He graduated with a Doctorate degree in Management and Science and Engineering from Xi’an Jiaotong University’s School of Economics & Finance in 2006. The Board believes that Mr. Wang’s strong experience in engineering is important to the Company’s business operations.

Fuyou Li

On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Company’s Board of Directors effective as of that date. The Board of Directors also appointed Mr. Li as a member of both audit committee and compensation committee. Mr. Li graduated from Xi’an Jiaotong University with a doctor’s degree in economics. He has taught international finance as a professor in Xi’an Jiaotong University for the past 6 years. In determining that Mr. Li should serve on the Company’s Board of Directors, the Board considered, among other qualifications, his professional background and expertise in international finance.

Johnson Lau

On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of Audit committee. Mr. Lau is entitled for US$25,000 per annum as compensation for his service as director of SkyPeople.

Mr. Lau is the Chief Financial Officer of China Golden Classic Group Limited (“China Golden”), a company listed in Hong Kong Stock Exchange Limited (HKEX: 8281.HK). Mr. Lau is a Certified Public Accountant of the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Lau has over 20 years of experience in the accounting profession. Mr. Lau started his career in Deloitte in Hong Kong and Beijing from 1997 to 2004. Prior to joining China Golden in July 2015, Mr. Lau worked in various public companies in the United States and England as Director of Finance and CFO for over ten years. He holds a bachelor degree in commerce from Monash University, Australia. The Board believes that Mr. Lau’s extensive knowledge and experience in accounting and his public company experience is important to the Company’s internal controls and financial reporting and its status as a US traded public company.

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CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held fourteen regularly scheduled and special meetings during fiscal year 2016. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 29, 2016 shareholders annual meeting.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: Guolin Wang, Johnson Lau and Fuyou Li.

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.ftft.top and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

Committees of the Board and Attendance at Meetings

The Board held fourteen regularly scheduled and special meetings during fiscal year 2016. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 29, 2016 shareholders annual meeting.

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Audit Committee and Report of the Audit Committee

On April 25, 2008, the Board formed an audit committee. Messrs. Johnson Lau, Guolin Wang and Fuyou Li currently serve on the audit committee, which is chaired by Mr. Lau. Each member of the audit committee is “independent” as that term is defined in the rules of the SEC and within the meaning of such term as defined under the rules of the NASDAQ Global Market. The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The audit committee held five meetings during fiscal year 2016. Our Board has determined that Mr. Lau is an “audit committee financial expert,” as defined under the applicable SEC rules. The audit committee has a written charter, which is available on the Company’s website at http://www.ftft.top.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing reports thereon. The audit committee’s responsibility is to monitor these processes. The audit committee meets with management, the leader of the internal audit function, and the independent accounting firm to facilitate communication. In addition, the audit committee appoints the Company’s independent accounting firm and pre-approves all audit and non-audit services to be performed by the independent accounting firm.

In this context, the audit committee has discussed with the Company’s independent accounting firm the overall scope and plans for the independent audit. The audit committee reviewed and discussed the audited financial statements with management. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Discussions about the Company’s audited financial statements included the independent accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also discussed with the independent accounting firm the other matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Company’s independent accounting firm provided to the audit committee the written disclosures and the letter required by the PCAOB, and the committee discussed the independent accounting firm’s independence with management and the independent accounting firm.

Based on: (i) the audit committee’s discussion with management and the independent accounting firm; (ii) the audit committee’s review of the representations of management; and (iii) the report of the independent accounting firm to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.

Compensation Committee

On April 25, 2008, the Board formed a compensation committee. Messrs. Johnson Lau, Guolin Wang and Fuyou Li currently serve on the compensation committee, which is chaired by Mr. Lau. Each member of the compensation committee is “independent” as that term is defined in the SEC rules and within the meaning of such term as defined under the rules of the NASDAQ Global Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Tax Reform Act of 1986, as amended. No interlocking relationship exists between the Board or the compensation committee and the Board or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year. The compensation committee held one meeting during fiscal year 2016. All of the members of the compensation committee attended that meeting. The compensation committee has a written charter, which is available on the Company’s website at http://www.ftft.top/.

Our Board has delegated to the compensation committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the compensation committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the compensation committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the compensation committee may deem appropriate in its sole discretion. Historically, the compensation committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole. Deliberations and decisions by the compensation committee concerning executive officers are made by the compensation committee, without the presence of the any executive officer of the Company.

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Other Committees

The Board may on occasion establish other committees, as it deems necessary or required. We do not currently have a standing nominating committee, or a committee performing similar functions. The independent directors of our Board currently serve this function. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board. The Board will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board of Directors is currently comprised of five members, including three independent directors who serve as members of our audit committee and compensation committee. Our Board leadership structure consists of a Chairman of the Board, who is also our CEO. Specifically, our Board of Directors is led by Mr. Hongke Xue, who has been serving as the Chairman of the Board since September 2016. Also, in his capacity as our Chief Executive Officer, Mr. Hongke Xue is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with customers and employees. Calling upon this knowledge, Mr. Hongke Xue is able to utilize the in-depth focus and perspective gained in running the company to effectively and efficiently serve on our Board.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. We do not have a lead independent director. Our independent directors collectively provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

Communications with Directors

Shareholders may communicate with the Board or to one or more individual members of the Board by writing Future FinTech Group Inc., 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

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Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

Mr. Hongke Xue, our chairman of the board of directors and chief executive officer, is the brother of Mr. Yongke Xue, a director of the Company. There are no other family relationships between any executive officer or director of the Company.

Executive Officers

The following table sets forth as of October 19, 2017, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

Name	Age	Principal Occupation
Hongke Xue (1)	44	Chairman of the Board & Chief Executive Officer
Hanjun Zheng (2)	44	Interim Chief Financial Officer

(1)	On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. Mr. Hongke Xue previously served as the Company’s Chief Executive Officer from February 18, 2013 to December 24, 2014. Mr. Hongke Xue was reappointed as the Company’s Chief Executive Officer on September 2, 2016.

(2)	Mr. Hanjun Zheng was appointed as our Interim Chief Financial Officer effective on November 27, 2015.

Hongke Xue

Mr. Hongke Xue’s biography is set forth above under the Section entitled “Board of Directors.”

Hanjun Zheng

Mr. Hanjun Zheng was appointed by the Board as Chief Financial Officer on November 27, 2015. Since December, 2009, Mr. Zheng has been serving as the Chief Financial Officer of SkyPeople Juice Group Co., Ltd. a company organized under the laws of China and a 73.42% indirectly-owned subsidiary of the Company. Mr. Zheng was the deputy general manager at Jingyang Branch of SkyPeople Juice Group Co., Ltd. from March, 2006 to November 2009. From May, 1994 to February, 2006, Mr. Zheng was the Financial Accounting Manager at Shaanxi Provincial Fruit Juice Processing Factory, a state-owned enterprise in Shaanxi, China. Mr. Zheng earned his bachelor degree in accounting by passing Chinese National Self-Examination in Financial Accounting in 1996. Mr. Zheng graduated from Shaanxi Technical College of Finance and Economics and received his junior college degree in Financial Accounting in 1994. Mr. Zheng received additional training in Advanced Business Management and Advanced Financial and Accounting Management at Jiaotong University in March, 2011 and July, 2012, respectively. There is no family relationship between Mr. Zheng and any of the Company’s directors and officers. The Board believes that Mr. Zheng’s strong experience in accounting and financial reporting is important to the Company since the Company is listed in the United States.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that directors, certain officers of the Company and more than ten percent shareholders file reports of ownership and changes in ownership with the Commission as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2016.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

➢	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

➢	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

➢	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

➢	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

➢	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

➢	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions, which was amended on July 11, 2011. A copy of the amended and restated statement of policies and procedures is available on the Company’s website at http://www.ftft.top/.

The statement of policies and procedures with respect to related party transactions, as amended, requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction. If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify an interested transaction, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below. Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee. If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

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For purposes of the statement of policies and procedures with respect to related party transactions:

●	an “interested transaction” is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and

●	a “related party” has the meaning ascribed to the term “related person” under Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●	Employment of executive officers. Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●	Certain transactions with other companies. Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●	Certain charitable contributions. Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●	Transactions where all shareholders receive proportional benefits. Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●	Regulated transactions. Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

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Related Party Transactions since January 1, 2016

Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $360,184 and $1,255,393 for the year ended December 31, 2016 and 2015, respectively. The sales to this related party were consistent with pricing and terms offered to third parties. The remained accounts receivable balances were $308,304 and $441,253 as of December 31, 2016 and 2015, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors, Mr. Yongke Xue.

Long-term loan – related party

There were no short-term loans to a related party as of December 31, 2016.

On February 18, 2013, SkyPeople (China) entered into a loan agreement with SkyPeople International Holdings Group Limited (the “Lender”). The Lender indirectly holds 50.2% interest in the Company at the time of the loan agreement. Mr. Yongke Xue (“Y. K. Xue”), then the Chairman and Chief Executive Officer (“CEO”) of the Company and currently a Member of the Company’s Board of Directors (the “Board”) and Mr. Hongke Xue, our Chairman and CEO, indirectly and beneficially own 80.0% and 9.4% of the equity interest in the Lender, respectively. Pursuant to the Agreement, the Lender agreed to extend to the Company a one-year unsecured term loan with a principal amount of $8.0 million at an interest rate of 6% per annum. During 2013, the Company received $8.0 million from the Lender. In February 2014, both parties extended this loan for another two years under the original terms of the agreement.

On October 16, 2015, the Company entered into a Share Purchase Agreement with the Lender to sell 5,321,600 shares of the common stock of the Company (pre-Reverse Split Stock) at the price of $7,982,400, and which was paid by cancellation of the loan by the Lender. On March 10, 2016, the Lender canceled the loan and the shares were issued to the Lender.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS OF FUTURE FINTECH GROUP INC.

The following table sets forth information concerning beneficial ownership of our Common Stock as of October •, 2017 by:

●	each shareholder or group of affiliated shareholders who owns more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on • shares of our Common Stock outstanding as of October •, 2017.

Beneficial ownership is determined in accordance with the SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of October •, 2017 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of October •, 2017 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

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Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group Inc., 16F, China Development Bank Tower, No. 2 Gaoxin 1st Road, Xi’an, Shaanxi Province, PRC 710075.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	2,337,155	●	%
Hongke Xue	—	—
Guolin Wang	—	—
Hanjun Zheng	—	—
Fuyou Li	—	—
Johnson Lau	—	—
All current directors and executive officers as a group (6 persons)	2,337,155	●	%

(1)	Consists of (i) 665,200 shares owned by directly by SkyPeople International Holdings Group Limited (“SP International”), a Cayman Islands company, (ii) 1,488,570 shares owned directly by Golden Dawn International Limited, a British Virgin Islands company, (iii) 183,385 shares owned directly by China Tianren Organic Food Holding. Each of SP International, Golden Dawn International Limited and China Tianren Organic Good Holding are indirect subsidiaries of V.X. Fortune Capital Limited, a British Virgin Islands company. Yongke Xue is the sole director of each of (i) SP International and (ii) V.X. Fortune Capital Limited.

Potential Change in Control of the Company

On November 16, 2012, V.X. Fortune Capital Limited (“V.X.”), Vandi Investments Limited (“Vandi”), COFCO (Beijing) Agricultural Industrial Equity Investment Fund (“COFCO”) and Yongke Xue (the Company’s Chairman and Chief Executive Officer) entered into an Investment Agreement (“Investment Agreement”) pursuant to which V.X. (which is indirectly owned and controlled by Yongke Xue) issued a note(s) in the aggregate principal amount of $6,000,000 to Vandi and issued preferred shares to COFCO in exchange for $9,900,000. As reported by the Company on Form 8-K filed February 19, 2013, some portion of these proceeds were loaned to the Company’s wholly-owned subsidiary SkyPeople Juice Group Co., Ltd. In connection with the Investment Agreement, Golden Dawn and China Tianren (both indirectly wholly-owned and controlled by Yongke Xue) entered into a Share Charge Deed dated December 28, 2012 (“Vandi Share Charge Deed”) in favor of Vandi (the “Vandi Share Charge”) and a Share Charge Deed dated December 28, 2012 (“COFCO Share Charge Deed”) in favor of COFCO (the “COFCO Share Charge”, together with the Vandi Share Charge, the “Share Charges”, or each, a “Share Charge”). The Vandi Share Charge Deed and the COFCO Share Charge Deed (each, a “Share Charge Deed” and collectively, the “Share Charge Deeds”) are attached to the Schedules 13D/A filed January 4, 2013 as Exhibits 99.3 and 99.4, respectively, and are incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed March 31, 2015 as Exhibits 10.34 and 10.35, respectively.

As reported on Schedule 13D/A filed January 4, 2013, as security for the payment and discharge of the obligations under the Investment Agreement, pursuant to the Share Charge Deeds, Golden Dawn and China Tianren charged 1,650,464 shares of Company Common Stock (collectively, the “Charged Shares”) as follows: (i) Golden Dawn charged 1,467,079 shares of the Company’s Common Stock in favor of Vandi and COFCO; and (ii) China Tianren charged 183,385 shares of the Company’s Common Stock in favor of Vandi and COFCO. Also, the Share Charge Deeds provide that Golden Dawn is required to execute and deliver a share charge with respect to an additional 21,492 shares of Company Common Stock in the aggregate (“Additional Shares”) (10,746 shares and 10,746 shares in favor of Vandi and COFCO, respectively) within 10 business days of the date of a written notice issued by the applicable Charge. The Company understands that these Additional Shares have not been charged and have not been the subject of any Enforcement Notice (as defined below) as of the date of this Proxy Statement.

Under the terms of the Share Charge Deeds, each Share Charge becomes enforceable following the delivery of a written notice, given by the Charge (Vandi or COFCO, as applicable) to the chargors (Golden Dawn and China Tianren) after the occurrence of a continuing event of default stating that the Share Charge has become enforceable (“Enforcement Notice”). Following the delivery of an Enforcement Notice to the chargors, among other powers and authorities described in the Share Charge Deeds, the Charge is entitled to exercise or direct the exercise of the voting and other rights attached to the Charged Shares as it sees fit and to hold or dispose of all or any part of the Charged Shares.

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An Enforcement Notice under the COFCO Share Charge Deed was delivered by COFCO to Golden Dawn and China Tianren on December 30, 2014, describing certain events of default that occurred under the COFCO Share Charge Deed and related investment documents. Although events of default likewise occurred under the Vandi Share Charge Deed, Vandi has not yet delivered an Enforcement Notice. After delivery of the Enforcement Notice by COFCO, the parties named in Enforcement Notice have engaged in negotiations regarding the appropriate exercise of rights under the investment documents. The Company understands that Vandi and COFCO have yet to make a formal, definitive determination to acquire control of the Charged Shares. Accordingly, in the beneficial ownership table set forth above, the Company lists Yongke Xue as the beneficial owner of the Charged Shares by virtue of his indirect ownership and control of the Golden Dawn and China Tianren.

The Company believes that COFCO and Vandi intend to acquire ownership and control of the Charged Shares in accordance with the Share Charge Deeds, which would result in a change in ownership of 1,650,464 shares of Company Common Stock, representing approximately 31.9% of the issued and outstanding shares of Company Common Stock (COFCO would acquire control of 825,232 of the Charged Shares, representing 16% of the outstanding shares of Company Common Stock, and Vandi would acquire control of 825,232 of the Charged Shares, representing 16% of the outstanding shares of Company Common Stock). If the Additional Shares are charged and COFCO and Vandi acquire ownership and control of the Additional Shares under the terms of the applicable share charge documents, the aggregate shares acquired by COFCO and Vandi would increase from 31.9% to approximately 32.3%.

As reported on Schedule 13D/A filed on July 10, 2016, on that date Golden Dawn, SP International (together with Golden Dawn, the “Sellers”), Fortune Capital, Fancylight Limited (“Fancylight”), Yongke Xue (“Xue,” and collectively with Fortune Capital and Fancylight, the “Parent”), Future World Investment Holding Limited (the “Purchaser”) and Pei Lei (“Pei”), as the sole shareholder of the Purchaser, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, the Purchaser agreed to purchase an aggregate of 256,356 shares of the Company’s common stock (the “Seller Shares”) from the Sellers for an aggregate base purchase price of US$5,352,721. The Agreement contains customary representations, warranties, and covenants by the Sellers, the Parent, and the Purchaser. Parent and the Sellers, on the one hand, and the Purchaser and Pei, on the other hand, agree to indemnify each other for material inaccuracies, breaches of representations and warranties, and material breaches of the Agreement. The consummation of the Agreement was contingent on the achievement of several conditions. Xue terminated the Stock Purchase Agreement in accordance with its terms due to the closing not being met, effective as of June 27, 2017.

On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock continues have a par value of $0.001, and no changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000, none of which have been issued. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016. The share numbers in the above description have been adjusted to reflect the post-split amounts of shares.

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Equity Compensation Plan

The following table sets forth information as of December 31, 2016, with respect to our equity compensation plans previously approved by shareholders and equity compensation plans not previously approved by shareholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)			I
Equity compensation plans approved by shareholders (1)	N/A	$	N/A	(2)	312,500
Equity compensation plans not approved by shareholders	N/A	$	N/A		--
Total	N/A	$	N/A		312,500

(1)	Consists of 500,000 shares remaining available for future issuance under the Stock Incentive Plan, which was approved by the Company’s shareholders at its annual meeting on August 18, 2011, and 2,000,000 shares remaining for future issuance under the SkyPeople Fruit Juice, Inc. Omnibus Equity Plan. All share amounts have been adjusted to reflect the Reverse Stock Split.

(2)	The exercise price of options granted and stock appreciation rights under the Plan may be no less than the fair market value of the Company’s Stock on the date of grant. Because no options were outstanding under the plans as of December 31, 2016, the weighted-average exercise price is not available.

COMPENSATION

Summary Compensation of Named Executive Officers

Our executive officers do not receive any compensation for serving as executive officers of Pacific or us. However, except for our former CEO, the remaining executive officers are compensated by and through SkyPeople (China). Our former CEO, Yongke Xue, has not received any compensation from us or any of our subsidiaries for his services in the past three years. The following table sets forth information concerning cash and non-cash compensation paid by SkyPeople (China) to our named executive officers for 2016 and 2015, respectively.

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue (1)	12/31/2016	-	-	-	-	-	-	-	-
Yongke Xue (1)	12/31/2015	-	-	-	-	-	-	-	-

Hongke Xue (1)	12/31/2016	-	-	-	-	-	-	-	-
Hongke Xue (1)	12/31/2015	-	-	-	-	-	-	-	-

Hanjun Zheng(2)	12/31/2016	$12,352	-	-	-	-	-	-	$11,662
	12/31/2015	$11,721	-	-	-	-	-	-	$11,721

(1)	Mr. Yongke Xue resigned as CEO of the Company on February 18, 2013 and Mr. Hongke Xue was appointed as the CEO of the Company at the same time. Mr. Hongke Xue resigned as CEO on December 24, 2014, and Mr. Yongke Xue was reappointed as the CEO of the Company at the same time. Mr. Yongke Xue again resigned as CEO on September 2, 2016, and Mr. Hongke Xue was appointed to the same position at that time.

(2)	Mr. Hanjun Zheng was appointed by the Board as Interim Chief Financial Officer on November 27, 2015.

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Outstanding Equity Awards at December 31, 2016

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2016.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Yongke Xue	-	-	-	-	-
Hongke Xue	-	-	-	-	-
Hanjun Zheng	-	-	-	-	-

Compensation of Directors

Our directors did not receive compensation for their service on the board of directors for 2006 and 2007. Starting in 2008, we began (i) paying each of our nonemployee directors residing in the United States an annual fee of $25,000, (ii) reimbursing our directors for actual, reasonable and customary expenses incurred in connection with the performance of their duties as board members and (iii) paying the chairman of our audit committee a fee of $25,000 for his or her service as chairman.

There was no change to the compensation to our directors in 2016. The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2016.

Name	Fees Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	—	—	—	—	—	—	—
Hongke Xue	—	—	—	—	—	—	—
Guolin Wang(1)	$8,850	—	—	—	—	—	$8,850
Fuyou Li(2)	$8,850	—	—	—	—	—	$8,850
Johnson Lau (3)	$25,000	—	—	—	—	—	$25,000

(1)	On April 7, 2008, the Company’s Board of Directors appointed Mr. Guolin Wang as a member of the Board of Directors and a member of both the audit committee and compensation committee. Mr. Wang is entitled to US$8,850 per annum as compensation for his services as a director of Future FinTech.

(2)	On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Board of Directors and a member of both the audit committee and compensation committee. Mr. Li is entitled for US$8,850 per annum as compensation for his service as director of Future FinTech.

(3)	On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of audit and compensation committees of the Board. Mr. Lau is entitled for US$25,000 per annum as compensation for his services as the Chairman of the audit committee of Future FinTech.

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REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in our proxy solicitation materials for the 2017 Annual Meeting of Shareholders, a shareholder proposal must be received by our Corporate Secretary at our principal executive offices no later than February •, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

The independent directors will consider candidates for election as a director recommended by any shareholder of the Company who has held the Company’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending shareholder must submit the following:

●	a detailed resume of the recommended candidate;

●	an explanation of the reasons why the shareholder believes the recommended candidate is qualified for service on the Company’s Board;

●	such other information that would be required by the rules of the SEC to be included in a proxy statement;

●	the written consent of the recommended candidate;

●	a description of any arrangements or undertakings between the shareholder and the recommended candidate regarding the nomination; and

●	proof of the recommending shareholder’s stock holdings in the Company.

Recommendations from shareholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Board for the following year’s Annual Meeting.

PROPOSAL 2 – RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 31, 2014, the Company engaged Armanino LLP (“Armanino”) to serve as its independent registered public accounting firm with immediate effect, and Armanino performed and rendered the audit of the Company’s financial statements for the fiscal year ended December 31, 2014. Armanino's reports on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to engage Armanino as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board on December 30, 2014.

On April 12, 2016, the Audit Committee of the Board of Directors of the Company dismissed Armanino as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, effectively immediately. During the Company’s fiscal years ended December 31, 2014 and the subsequent periods through the effective date of the dismissal of Armanino, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended December 31, 2014 and any subsequent interim period, including the interim period up to and including the effective date of the dismissal of Armanino.

On April 12, 2016, the Audit Committee approved the engagement of Wei, Wei & Co., LLP (“Wei & Wei”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Wei & Wei to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and December 31, 2016.

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On September 19, 2016, the Company received a letter from Wei & Wei stating that it would cease its services as the independent registered public accounting firm of the Company, effective from September 19, 2016. During the period of Wei & Wei’s engagement, there were no disagreements between the Company and Wei & Wei on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to satisfaction of Wei & Wei, would have caused Wei & Wei to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. There were no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the term of the engagement.

On September 22, 2016, the Audit Committee of Board of Directors of the Company approved the engagement of Wang Certified Public Accountant, P.C. (previously known as Jia Roger Qian Wang, CPA) (“Roger Wang CPA”) as the Company’s independent registered public accounting firm, effectively immediately. The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Roger Wang CPA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee considers Roger Wang CPA to be well qualified. We are asking the shareholders to ratify the selection of Roger Wang CPA as our independent registered accounting firm. If the shareholders do not ratify the appointment of Roger Wang CPA, the Audit committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representatives of Roger Wang CPA will be present, by phone or in person, at the 2017 Annual Meeting, and accordingly, will not be available to respond to questions at the meeting. Should a representative of Roger Wang CPA be available and desire to make a statement either in person or by telephone at our 2017 Annual Meeting, they will have the opportunity to do so. The Audit Committee also approved Roger Wang CPA to act as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2015 and 2016.

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of Roger Wang CPA as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
WANG CERTIFIED PUBLIC ACCOUNTANT, P.C., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2016 and 2015. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

	2016	2015
Audit Fees	$205,000	$321,113
Tax Fees	6,000	10,714
All Other Fees	—	—
Total	$211,000	$331,827

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed or billable by Roger Wang CPA, Armanino, and Wei & Wei.

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Roger Wang CPA succeeded to the registration status of its predecessor firm named as Jia Roger Qian Wang, CPA in PCAOB in March, 2017. Roger Wang CPA has provided professional services for the audit of our fiscal 2016 and 2015 annual financial statements, respectively.

Roger Wang CPA provided professional services for the audit of our fiscal year 2016 financial statements and $160,000 was billed for the audit of consolidated financial statements for fiscal 2016, the quarterly review fees $45,000 was billed for 2016 quarterly financial reports.

Roger Wang CPA provided professional services for the audit of our fiscal year 2015 financial statements and $100,000 was billed for the audit of consolidated financial statements for fiscal 2015.

The Company engaged Wei & Wei during the period from April 12, 2016 to September 19, 2016 (the “Engagement Period”), and paid a total of $145,538. During the Engagement Period, Wei & Wei did not issue any reports on the Company’s consolidated financial statements, and there were no disagreements between the Company and Wei & Wei on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During 2016, the company paid $60,700 to Armanino for audit services provided for fiscal year 2015. Armanino did not issue any reports on the Company’s consolidated financial statements for fiscal year 2015, and there were no disagreements between the Company and Armanino on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2016 and 2015 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Board audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our audit committee was established in April 2008. Therefore, all the services provided by our auditors in fiscal years 2016 and 2015 were pre-approved by the audit committee.

PROPOSAL 3 – SPIN-OFFS OF SKYPEOPLE BVI AND FULLMART

The Company is asking you to approve the spin-off of the Company’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock at the close of business on October 31, 2017, the record date.

Required Vote

Approval of the spin-off proposal requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Annual Meeting. Adoption of the spin-off proposal is not conditioned upon the adoption of any of the other proposals.

FUTURE FINTECH’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURE FINTECH’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SPIN-OFFS OF SKYPEOPLE BVI AND FULLMART.

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PROPOSAL 4 – AMENDMENT TO THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Company is asking you to approve the Amendment to the Second Amended and Restated Articles of Incorporation of Future FinTech, which would increase the amount of authorized shares of common stock, par value $0.001 per share (“Common Stock”), of Future FinTech from 8,333,333 to 60,000,000 shares. A copy of the Amendment is included as Annex B to this proxy statement.

Effects of the Increase in Authorized Shares of Common Stock

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking shareholder approval. The Company may issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s shareholders. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing shareholders.

Dissenter’s Rights

Our shareholders have no right under the Florida Business Corporations Act, our Second Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws to dissent from the provision adopted in the Amendment.

Required Vote

Approval of the Amendment requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Annual Meeting. Adoption of the Amendment is not conditioned upon the adoption of any of the other proposals.

FUTURE FINTECH’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURE FINTECH’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE FUTURE FINTECH’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 5 – Future FinTech Group Inc. 2017 Omnibus Equity Plan

Background

Our shareholders are being asked to consider and vote on this proposal to approve the Future FinTech Group Inc. 2017 Omnibus Equity Plan (the “Equity Plan”). At its meeting on August 29, 2017, the Board of Directors of Future FinTech adopted the new Equity Plan, effective as of August 29, 2017, subject to shareholder approval. For several years prior to the adoption of the new Equity Plan, Future FinTech has maintained two other equity plans: (i) the SkyPeople Fruit Juice, Inc. Omnibus Equity Plan, effective on November 19, 2015 (the “2015 Plan”) and (ii) the SkyPeople Fruit Juice, Inc. Stock Incentive Plan, effective on July 11, 2011 (the “2011 Plan” and together with the 2015 Plan, the “Prior Plans”). Up to 2,000,000 and 1,000,000 pre-Reverse Stock Split shares of Common Stock may be issued pursuant to awards granted under the 2015 Plan and 2011 Plan, respectively. As of August 22, 2017, all shares of Common Stock available for issuance under the Prior Plans have been granted to employees, officers and directors of the Company.

The Equity Plan’s purpose is to attract and retain high caliber employees, directors, consultants and independent contractors; motivate participants to achieve long-range goals; provide competitive incentive compensation opportunities, and align the participant's interests with the interests of the shareholders by offering the participants compensation that is based on our common stock.

The description of the Equity Plan below is a summary and is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached as Annex A to this proxy statement.

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Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the shareholders vote “FOR” the proposal to approve the FUTURE FINTECH GROUP Inc. 2017 Omnibus Equity Plan.

Description of the Equity Plan

Administration. The Equity Plan requires that a committee of non-employee independent outside directors administer the Equity Plan. Currently, our Compensation Committee, which we refer to in this proposal as the Committee, administers the Equity Plan. Among other powers and duties, the Committee determines the employees who will be eligible to receive awards and establishes the terms and conditions of all awards. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate its authority and administrative duties under the Equity Plan.

Shares Subject to the Equity Plan. The shares issuable under the Equity Plan are shares of our common stock that are authorized but unissued or reacquired common stock, including shares repurchased by Future FinTech as treasury shares. The total aggregate shares of common stock authorized for issuance during the term of the Equity Plan is limited to 1,300,000 shares. The Committee must equitably adjust awards and the number of shares available under the Equity Plan in the event of a recapitalization, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, reclassification, combination or other exchange of shares. Subject to certain limitations, the shares of common stock allocable to the portion of awards granted under the Equity Plan that have not been delivered because they have been forfeited or cancelled or because they are a cash settlement award, or that have not been applied to pay the exercise price or taxes, may again be issued pursuant to new awards under the Equity Plan.

Types of Awards and Eligibility. There are six types of awards that may be made under the Equity Plan including incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”). Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award. For purposes of awards determined by reference to the fair market value of a share of our common stock, fair market value means the closing price of a share of our common stock on the relevant date, or if there are not sales on such date, on the next preceding day on which there are sales. Current and future U.S. and non-U.S. employees (including officers) and prospective employees as designated by the Committee may receive awards under the Equity Plan. As of October 16, 2017, approximately 266 individuals (consisting of 2 executive officers, three directors who are not executive officers, and approximately 261 employees who are not executive officers) are eligible to receive awards under the Equity Plan. The closing price of Future FinTech common stock on the NASDAQ Global Market was $1.77 per share as of October 16, 2017.

(1) Stock Options. ISOs are options to purchase our common stock that receive tax benefits if they meet the requirements under Section 422 of the Tax Reform Act of 1986, as amended (the “Code”), and NQSOs are options to purchase our common stock that do not meet those requirements.

Option Grant: Each option award must be evidenced by an award agreement specifying the option exercise price, the term of the option, the number of shares of our common stock subject to the option, and such other provisions as the Committee determines, and which are not inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). The award agreement must also specify whether the option is to be treated as an ISO within the meaning of Code Section 422. Options not designated as ISOs are considered to be NQSOs. The Committee may, with the consent of affected participants, cancel outstanding options and grant new options to substitute the canceled option. The cancellation and grant need not be simultaneous.

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Exercise of Options: Options granted under the Equity Plan will be exercisable at such times set forth in an award agreement. The exercise price of each option granted under the Equity Plan will be at least 100% of the fair market value of a share of our common stock on the date of grant. The exercise price of each ISO granted under the Equity Plan to any individual who owns more than 10% of the voting power of our stock will be at least 110% of the fair market value of a share of our common stock on the date of grant. The fair market value of shares to which ISOs are exercisable for the first time by any individual during any one calendar year is limited to $100,000, and any ISOs that become exercisable in excess of that amount will be deemed NQSOs.

Payment of Exercise Price: The exercise price is payable in cash; by tendering shares of our common stock owned by the participant; by withholding shares that would be acquired on exercise; by broker-assisted cashless exercise; or by any other form of legal consideration acceptable by the Committee (so long as it does not result in deferral of compensation within the meaning of Code Section 409A). Options are subject to the conditions, restrictions and contingencies specified by the Committee.

Option Term: The maximum term of any option is ten years from the date of grant and, with respect to ISOs granted to an individual who owns 10% of the voting power of our stock, the maximum term is five years from the date of grant.

(2) Stock Appreciation Rights. Each SAR represents the right to receive a payment in an amount equal to the increase in the fair market value of a share of our common stock on the date the recipient exercises the award over the fair market value of a share of our common stock at the date the award is granted (the “base price”). The Committee will determine, in its sole discretion, the number of SARs granted to any individual under the Equity Plan and any terms and conditions pertaining to the awards.

SARs Grant: Each award of SARs will be evidenced by an award agreement that will specify the base price, the term of the SAR, and such other provisions as the Committee determines, and which are not inconsistent with the terms of the Equity Plan (which need not be the same for each award for each recipient).

Base Price of SAR: The base price of each SAR granted under the Equity Plan will be at least equal to the fair market value of a share of our common stock on the date of grant.

Settlement of SARs: SARs granted under the Equity Plan will be exercisable (“settled”) at such times set forth in an award agreement. Following exercise of a SAR, a participant is entitled to receive payment in an amount determined by multiplying: (a) the excess of the fair market value of a share on the date of exercise over the base price per share; by (b) the number of shares with respect to which the SAR is exercised. Payment to settle SARs may be in cash, shares of common stock, or a combination of cash and shares, as determined by the Committee. The Committee may provide a maximum dollar limit on the total payment due under a SAR.

SAR Term: The maximum term of any SAR is ten years from the date of grant.

(3) Unrestricted Stock. The Committee may, in its sole discretion, award unrestricted stock to any participant as a stock bonus or otherwise pursuant to which such participant may receive shares of stock free of restrictions or limitations.

(4) Restricted Stock and Restricted Stock Units. An award of restricted stock is a grant of shares of our common stock subject to restrictions specified by the Committee that generally lapse upon vesting. Each award of restricted stock or RSUs will be evidenced by an award agreement that specifies the period of restriction for restricted stock or the vesting period for RSUs, the number of shares of restricted stock or RSUs granted, and such other provisions as the Committee shall determine, and which shall not be inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). Unless otherwise provided in the award agreement, a recipient of a restricted stock or RSU award has no shareholder rights, such as voting or cash dividend rights, until vesting of the RSU or restricted stock.

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Performance-Based Compensation. Awards granted under the Equity Plan may, in the Committee’s discretion, be designed to qualify as performance-based compensation under Code Section 162(m). In order for awards to constitute performance-based compensation under Code Section 162(m), the material terms of performance measures on which the goals are to be based must be disclosed to and subsequently approved by the shareholders prior to payment of the compensation. Awards intended to qualify for exemption as performance-based compensation must be granted by a committee of outside directors as defined in Code Section 162(m). Performance goals under the Equity Plan are based on performance measures, which may include any of the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other measures approved by the Committee. In addition, the performance goals may be calculated without regard to extraordinary items and may be based in whole or in part upon the performance of Future FinTech and/or one or more of its affiliates, one or more of its divisions or units or, in such a case, any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof. The performance goals must be established in writing by the Committee no more than 90 days after the commencement of the performance period, of, if less, the number of days that is equal to 25% of the relevant performance period. The Committee must certify attainment of these goals before any payout of the performance-based compensation.

Limitations on Awards. The maximum number of shares (including options, SARs, RSUs, unrestricted stock and restricted stock) that may be awarded under the Equity Plan to any participant in any one calendar year is limited to 1,000,000 shares of our common stock. In addition, in any one calendar year, a participant may not receive a cash amount payable under the Equity Plan greater than $1,000,000 for any awards intended to constitute performance-based compensation under Code Section 162(m).

Vesting and Forfeiture. The Committee determines the time and conditions under which the award will vest or the period of time after which the restriction shall lapse as part of making an award. Vesting or the lapse of the period of restriction may, in the Committee’s discretion, be based solely upon continued employment or service for a specified period of time, or may be based upon the achievement of specific performance goals (individual, corporation or other basis), or both. Vesting means the time at which an option, SAR or RSU holder may exercise his or her award at the end of the period of restriction that applies to restricted stock. Vesting or lapse provisions need not be uniform among awards granted at the same time or to persons similarly-situated. Vesting and lapse requirements will be set forth in the applicable award agreement. The Committee, in its discretion, may accelerate vesting of any award at any time. Unless otherwise provided by the Committee, when a participant terminates employment or service with us, all unexercised or unvested awards are forfeited, and if the termination is without cause, all outstanding vested options and SARs will continue to be exercisable until the earlier of the expiration term or the date that is three months after such termination date.

Extension Exercise Period. The Committee, in its discretion, may extend the period of time for which an option or SAR is to remain exercisable following a termination of service, but in no event beyond the expiration of the option or SAR.

Prohibition on Repricing. Except as required or permitted pursuant to a corporate transaction (including, without limitation, any recapitalization or reorganization), in no event will an option or SAR be amended to reduce the exercise or base price or be canceled in exchange for cash, other awards or options or SARs with an exercise price or base price less than the exercise price of the original option or base price of the original SAR without shareholder approval.

Limits on Transfers of Awards/Beneficiary Designation. All awards are exercisable only by the participant during the participant’s lifetime, and are transferable only by will or by the laws of descent and distribution; provided, however, that the Committee may permit a transfer of an award, other than an ISO, to a family member of an individual, subject to such restrictions as the Committee may provide. Participants may designate a beneficiary or beneficiaries to receive their benefits under the Equity Plan if they die before receiving any or all of such benefit.

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Recapitalization. Upon a recapitalization, the Committee must adjust the number and kind of shares issuable and maximum limits for each type of award, adjust the number and kind of shares subject to outstanding awards, adjust the exercise or base price of outstanding options or SARs, and make any other equitable adjustments.

Reorganization. Upon a reorganization, the Committee may decide that awards will apply to securities of the resulting corporation (with appropriate adjustment as determined by the Committee), that some or all options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws), that some or all options and SARs will be immediately exercisable and terminate after at least 30 days’ notice to holders (to the extent permitted under federal or state securities laws), and/or that some or all awards of restricted stock or RSUs will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Equity Plan, without consent of shareholders or participants, provided, however, that amendments must be submitted to the shareholders for approval if shareholder approval is required by applicable law, and any amendment or termination that may adversely affect the rights of participants with outstanding awards requires the consent of such participants. The Committee may amend any award agreement, provided the amendment is not to re-price or constructively re-price any award.

Term. The Equity Plan is effective immediately upon the adoption by our Board of Directors, subject to shareholder approval, and will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. Options may be granted at any time on or after the date the Board of Directors adopt the Equity Plan, however, until the shareholders approve the Equity Plan, no options or SARs may be exercised, no restricted stock may be issued, and no award may be settled in stock. If shareholder approval is not obtained within 12 months after the adoption by our Board of Directors, all awards will be null and void.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences of awards under the Equity Plan is based on current U.S. federal income tax laws and regulations and is designed to provide a general understanding of the consequences as of the date of this proxy statement. Laws and regulations may change in the future and affect the income tax consequences of your award under the Equity Plan. In addition, the impact of the laws and regulations may vary based on your individual circumstances. This summary does not constitute tax advice and does not address taxation of your award under the laws of any municipality, state or foreign country. You are urged to consult your own tax advisor as to the specific tax impact of any award to you.

Incentive Stock Options. An employee participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, an employee participant also will not have income tax consequences when he or she exercises an ISO. An employee participant may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if an employee participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Any shares recharacterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

An employee participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

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If an employee participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize compensation income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the employee option-holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to Future FinTech when it grants an ISO or, generally, when an employee participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income when he or she exercises, as described above, Future FinTech generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

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There will be no tax consequences to Future FinTech when granting a NQSO. Future FinTech generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor Future FinTech has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. Future FinTech generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock. Future FinTech will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received on an amount equal to the fair market value of the shares of restricted stock awarded for which the election is being made (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates and be subject to employment taxes. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. Future FinTech will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed. Future FinTech will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Unrestricted Stock. Generally, the participant will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. Future FinTech normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Limitation on Company Deductions. No federal income tax deduction is allowed for Future FinTech for any compensation paid to a “covered employee” in any taxable year of Future FinTech to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer of Future FinTech and the three other most highly compensated officers of Future FinTech other than the principal financial officer for the taxable year, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to performance shares or units, or the receipt of restricted or unrestricted stock. This deduction limitation, however, does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified after that date. Awards under the Equity Plan that are made to participants who are “covered employees” may be designed by the Committee to meet the requirements of the performance-based compensation exception under Code Section 162(m). The Committee intends to administer the Equity Plan in a manner that maximizes Future FinTech’s tax deductions under Code Section 162(m). Shareholder approval of the Equity Plan is necessary for the performance-based compensation to meet the Code Section 162(m) exemption.

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Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual's “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Other Information

Subject to the terms and provisions of the Equity Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Committee. The Committee has not yet made any determination as to which eligible employees will receive awards under the Equity Plan in the future, or the value of awards to be made to any eligible individual, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Equity Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE
PROPOSAL TO APPROVE THE FUTURE FINTECH GROUP INC. 2017 OMNIBUS EQUITY PLAN.

OTHER MATTERS

As of the date of this proxy statement, the board of directors of Future FinTech knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

LEGAL MATTERS

The validity of the shares of SkyPeople BVI and FullMart ordinary stock to be issued pursuant to the Spin-Offs will be passed upon by Maples and Calder (Hong Kong) LLP prior to the completion of the Spin-Offs.

EXPERTS

The consolidated financial statements of Future FinTech set forth herein and also appearing in the Company’s Annual Report on Form 10-K for the years ended December 31, 2016 and December 31, 2015 have been audited by Wang Certified Public Accountant, P.C., independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements and Future FinTech’s management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2016 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, shareholders may obtain free copies of certain documents filed with the SEC by Future FinTech through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Future FinTech Group Inc.

Attn: Corporate Secretary

16F, China Development Bank Tower, No.2, Gaoxin 1st Road

Xi’an, Shaanxi, China, 710075

86-29-81878827

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INDEX TO FINANCIAL INFORMATION

FUTURE FINTECH GROUP INC.

FUTURE FINTECH GROUP INC.

SKYPEOPLE FOODS HOLDING LIMITED

INDEX TO UNAUDITED FINANCIAL STATEMENTS

 FISCAL YEARS ENDED DECEMBER 31, 2016 AND 2015

F-1

SKYPEOPLE FOODS HOLDING LIMITED

INDEX TO UNAUDITED FINANCIAL STATEMENTS

 AS AT JUNE 30, 2017 AND 2016 AND

THE SIX MONTHS ENDED JUNE 30, 2017

FULLMART HOLDING LIMITED

INDEX TO UNAUDITED FINANCIAL STATEMENTS

FISCAL YEARS ENDED DECEMBER 31, 2016 AND 2015

FULLMART HOLDING LIMITED

INDEX TO UNAUDITED FINANCIAL STATEMENTS

AS AT JUNE 30, 2017 AND 2016 AND

THE SIX MONTHS ENDED JUNE 30, 2017

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

SkyPeople Fruit Juice, Inc.:

We have audited the accompanying consolidated balance sheets of SkyPeople Fruit Juice, Inc.1 as of December 31, 2016, and the related consolidated statement of income and comprehensive income, changes in stockholders’ equity, and cash flows for the year then ended. The consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016, including the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Wang Certified Public accountant, P.C.

Flushing, New York

March 31, 2017

1 Future FinTech Group Inc. changed its name from SkyPeople Fruit Juice, Inc., effective as of June 6, 2017.

F-3

FUTURE FINTECH GROUP INC.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2016	2015

CURRENT ASSETS
Cash and cash equivalents	$1,143,585	$50,006,914
Restricted cash	-	3,079,956
Accounts receivable, net of allowance of $4,843,809 and $2,407,160 as of December 31, 2016 and 2015, respectively	7,325,773	50,062,300
Other receivables	28,417,194	265,079
Inventories	3,041,300	3,444,740
Deferred tax assets	3,566,442	2,326,194
Advances to suppliers and other current assets	58,132,189	3,809,970
TOTAL CURRENT ASSETS	101,626,483	112,995,153

PROPERTY, PLANT AND EQUIPMENT, NET	81,523,569	83,124,874
LAND USE RIGHT, NET	31,854,360	25,690,291
LONG TERM ASSETS	2,789,390	2,979,857
DEPOSITS	43,867,228	45,321,919
Related party receivables	-	290,976
TOTAL ASSETS	$261,661,030	$270,403,070

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$16,569,988	$18,332,502
Accrued expenses	27,449,664	17,356,081
Income tax payable	3,590,084	1,153,194
Advances from customers	696	369,992
Short-term bank loans	29,364,279	33,506,838
TOTAL CURRENT LIABILITIES	76,974,711	70,718,607

NON-CURRENT LIABILITIES
Obligations under capital leases	14,494,003	16,720,307
TOTAL NON-CURRENT LIABILITIES	14,494,003	16,720,307
TOTAL LIABILITIES	91,468,714	87,438,914

EQUITY

SkyPeople Fruit Juice, Inc, Stockholders' equity
Series B Preferred stock, $0.001 par value; 10,000,000 shares authorized; None issued and outstanding as of December 31, 2016 and 2015, respectively	—	—
Common stock, $0.001 par value; 8,333,333 shares authorized; 4,061,090 and 27,161,499* shares issued and outstanding as of December 31, 2016 and 2015, respectively	4,061	27,161
Additional paid-in capital	105,366,887	59,189,860
Retained earnings	100,237,011	105,782,482
Accumulated other comprehensive income (loss)	(70,579,747)	13,069,031
Total SkyPeople Fruit Juice, Inc. stockholders' equity	135,028,212	178,068,534
Non-controlling interests	35,164,104	4,895,622
TOTAL EQUITY	170,192,316	182,964,156
TOTAL LIABILITIES AND EQUITY	$261,661,030	$270,403,070

* The amount of shares is given prior to the Company’s 1-for-8 reverse stock split on March 10, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

F-4

FUTURE FINTECH GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	For the Year Ended December 31,
	2016	2015
Revenue	$34,407,422	$86,440,402
Cost of goods sold	25,233,950	60,315,601
Gross profit	9,173,472	26,124,801

Operating Expenses
General and administrative expenses	5,010,222	10,684,077
Selling expenses	1,932,148	5,196,657
Total operating expenses	6,942,370	15,880,734

Income from operations	2,231,102	10,244,067

Other income (expenses)
Investment income	13,475	--
Interest income	158,730	351,915
Subsidy income	16,738	1,204,649
Interest expenses	(1,659,300)	(3,885,018)
Other income (expenses)	207,386	(1,413)
Total other expenses	(1,262,971)	(2,329,867)

Income from Continuing Operations before Income Tax	968,131	7,914,200
Income tax provision	1,601,967	4,267,350
Income (loss) from Continuing Operations before Minority Interest	(633,836)	3,646,850

Less: Net income (loss) attributable to non-controlling interests	(126,448)	(698,115)

Income (loss) from Continuing Operations	(760,284)	2,948,735

Discontinued Operations (Note 16)
Loss from discontinued operations	(4,785,187)	-
NET INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(5,545,471)	$2,948,735

Other comprehensive income (loss)
Foreign currency translation adjustment	$(4,599,934)	$(4,401,140)
Comprehensive income	(10,018,957)	(754,290)
Comprehensive expense attributable to non-controlling interests	(19,674,513)	(136,372)
COMPREHENSIVE INCOME ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(29,693,470)	$(890,662)
Earnings per share:
Basic and diluted earnings (loss) per share from continued operation	$(0.19)	$0.11
Basic and diluted earnings (loss) per share from discontinued operation	(1.22)	-
Basic and diluted earnings (loss) per share from net income	(1.41)	0.11
Weighted average number of shares outstanding
Basic and diluted*	3,933,999	26,828,166

* The amount of shares is given prior to the Company’s 1-for-8 reverse stock split on March 10, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

F-5

FUTURE FINTECH GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Common Stock Shares*	Common Stock	Additional Paid in Capital	Retained Earnings	Other Comprehensive Income	Non-Controlling Interest	Total

Balance at December 31, 2014	26,661,499	$26,661	$59,189,860	$102,833,747	$19,351,703	$4,685,819	$186,087,790
Common Stocks issued during 2015	500,000	500
Net income	—	—	—	2,948,735	—	698,115	3,646,850
Foreign currency translation adjustment	—	—	—	—	$(6,282,672)	$(488,312)	$(6,770,984)
Balance at December 31, 2015	27,161,499	27,161	59,189,860	105,782,482	13,069,031	4,895,622	$182,964,156
Share split during 2016	(23,766,312)	(23,766)					(23,766)
Common Stocks issued during 2016	665,950	666					666
Net income (loss)	—	—	—	(5,545,471)	—	(126,448)	(5,671,91)
Foreign currency translation adjustment	—	—	46,177,027	—	$(83,648,778)	$30,394,930	$(7,076,821)
Balance at December 31, 2016	4,061,137	4,061	105,366,887	100,237,011	(70,579,747)	35,164,104	170,192,316

* The amount of shares is given prior to the Company’s 1-for-8 reverse stock split on March 10, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

F-6

FUTURE FINTECH GROUP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the fiscal year
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(5,419,023)	$3,646,850
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,426,089	7,617,752
Deferred income tax assets	(1,240,248)	1,410,690
Bad debt provision	3,070,944	2,531,850
Inventory markdown	-	32,440
Impairment loss	3,203,523	2,383,991
Gain on sale of assets	-	(126,752)
Changes in operating assets and liabilities
Accounts receivable	35,449,683	11,841,355
Other receivable	(29,268,821)	20,687,724
Advances to suppliers and other current assets	(56,580,699)	(3,537,529)
Inventories	190,337	426,456
Accounts payable	8,114,987	55,414,623
Accrued expenses	2,038,938	(85,776)
Income tax payable	937,915	2,094,800)
Advances from customers	(358,999)	(75,686)
Net cash provided by operating activities	(34,435,374)	104,262,788

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(8,730,051)	(279,691)
Purchase of intangible assets	(9,329,762)
Prepayment for other assets	(2,977,045)	(20,530,471)
Prepayments for deposit on equipment	-	-
Net cash used in investing activities	(21,036,858)	(20,810,162)

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of common stock	17,355,246	-
Reverse split of common stock	(40,884,860)	-
Decrease (Increased) in restricted cash	2,994,460	3,239,496
(Repayment) Proceeds from short-term notes	-	(8,098,740)
Proceeds from related party loan	(8,269,592)	(306,049)
Proceeds from short-term bank loans	-	(828,505)
Repayment of short-term bank loans	(2,078,155)	7,249,797
Proceeds (repayments) long term debt	(1,202,289)
Payment for capital lease	7,982,400	(78)
Repayment of related party loans	-	(61,667,195)
Net cash provided by (used in) financing activities	(24,102,790)	(60,411,274)

Effect of change in exchange rate	30,711,693	1,835,260

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(48,863,329)	24,876,612)
Cash and cash equivalents, beginning of year	50,006,914	25,130,302
Cash and cash equivalents, end of year	$1,143,585	$50,006,914

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$833,690	$3,885,018
Cash paid for income taxes	$2,707,227	$4,267,350

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$60,838,131	$-
Equipment acquired by capital lease	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

FUTURE FINTECH GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR YEARS ENDED DECEMBER 31, 2016 AND 2015

1. CORPORATE INFORMATION

SkyPeople Fruit Juice, Inc.2 (“SkyPeople” or the “Company”), formerly known as Entech Environmental Technologies, Inc. (“Entech”) and Cyber Public Relations, Inc. (“Cyber Public Relations”), was initially incorporated on June 29, 1998 under the laws of the State of Florida.

The principal activities of SkyPeople (together with our direct or indirect subsidiaries, “we,” “us,” “our” or “the Company”) consist of production and sales of fruit juice concentrates, fruit juice beverages, and other fruit-related products in the People’s Republic of China (“PRC”, or “China”), and overseas markets. All activities of the Company are principally conducted by subsidiaries operating in the PRC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, or US GAAP.

The Company’s functional currency is the Chinese Renminbi (RMB); however, the accompanying consolidated financial statements have been translated and presented in United States Dollars (USD).

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant inter-company accounts and transactions have been eliminated.

Certain amounts of prior year were reclassified to conform with current year presentation.

Use of Estimates

The Company’s consolidated financial statements have been prepared in accordance with US GAAP and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, valuation of change in fair value of warrant liability, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates and such differences may be material to our consolidated financial statements.

Impairment of Long-Lived Assets

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, or it is reasonably possible that these assets could become impaired as a result of technological or other industrial changes. The determination of recoverability of assets to be held and used is made by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets.

2 Future FinTech Group Inc. changed its name from SkyPeople Fruit Juice, Inc., effective as of June 6, 2017. References to “SkyPeople Fruit Juice, Inc.” and “SkyPeople” herein refer to Future FinTech Group, Inc.

F-8

If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

During fiscal year 2015, the Company’s subsidiary Yinkou had no production activities due to a market demand decline for concentrated apple juice, and Yinkou also had no production in year 2016 since it had difficulty in remaining competitive in apple juice market. The Company decided to recognize an impairment loss of $2.38 million with respect to the concentrated fruit juice production equipment in Yingkou, which has not operated in the past two years. In fiscal year 2016, the Company’s recorded an impairment loss of $2.1 million with respect to the concentrated fruit juice production equipment in Yingkou.

The Company’s Huludao Wonder operation, a subsidiary which produces concentrated apple juice, suffered continued operating losses in the three fiscal years ended December 31, 2016 and the cash flows were minimal during the same three fiscal years. Thus, in December 2016, we established a restructuring plan to close Huludao Wonder Operation. In fiscal year 2016, the Company’s recorded an impairment loss of $2.4 million with respect to the concentrated fruit juice production equipment in Huludao Wonder.  The Company plan to sale the assets of Huludao Wonder to a third party when there is a chance.

Fair Value of Financial Instruments

The Company has adopted FASB Accounting Standard Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable input, which may be used to measure fair value and include the following:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Input other than Level 1 that is observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other input that is observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable input that is supported by little or no market activity and that is significant to the fair value of the assets or liabilities.

Our cash and cash equivalents and restricted cash are classified within level 1of the fair value hierarchy because they are value using quoted market price.

Earnings Per Share

Under ASC 260-10, Earnings Per Share, basic EPS excludes dilution for Common Stock equivalents and is calculated by dividing net income available to common stockholders by the weighted-average number of Common Stock outstanding for the period. Our Series B Convertible Preferred Stock is a participating security. Consequently, the two-class method of income allocation is used in determining net income available to common stockholders.

Diluted EPS is calculated by using the treasury stock method, assuming conversion of all potentially dilutive securities, such as stock options and warrants. Under this method, (i) exercise of options and warrants is assumed at the beginning of the period and shares of Common Stock are assumed to be issued, (ii) the proceeds from exercise are assumed to be used to purchase Common Stock at the average market price during the period, and (iii) the incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted EPS computation. The numerators and denominators used in the computations of basic and diluted EPS are presented in the following table.

F-9

	Year Ended December 31,
	2016	2015
NUMERATOR FOR BASIC AND DILUTED EPS
Income (loss) from continuing operations (numerator for Diluted EPS)	$(760,284)	$2,948,735
Loss from discontinued operations (numerator for Diluted EPS)	(4,785,187)	--

Net income (loss) (numerator for Diluted EPS)	$(5,545,471)	$2,948,735
Net income (loss) allocated to Common Stock holders	$(5,545,471)	$2,948,735

Basic earnings per share
Basic earnings per share from continuing operations	(0.19)	0.11
Basic earnings per share from discontinued operations	(1.22)	--
Basic earnings per share from Net Income	(1.41)	0.11

Diluted Earnings Per Share
Diluted earnings per share from continuing operations	(0.19)	0.11
Diluted earnings per share from discontinued operations	(1.22)	--
Diluted earnings per share from Net Income	(1.41)	0.11

Weighted average Common Stock outstanding	3,933,999	26,828,166	*
DENOMINATOR FOR BASIC AND DILUTIVED EPS	3,933,999	26,828,166

* The amount of shares is given prior to the Company’s 1-for-8 reverse stock split on March 10, 2016.

Cash and Cash Equivalents

Cash and cash equivalents included cash on hand and demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal and use and with an original maturity of three months or less.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. The Company believes the probability of a bank failure, causing loss to the Company, is remote.

Restricted Cash

Restricted cash consists of cash equivalents used as collateral to secure short-term notes payable.

Accounts Receivable and Allowances

Accounts receivable are recognized and carried at the original invoice amounts less an allowance for any uncollectible amount. We have a policy of reserving for uncollectible accounts based on our best estimate of the amount of probable credit losses in our existing accounts receivable. We extend credit to our customers based on an evaluation of their financial condition and other factors. We generally do not require collateral or other security to support accounts receivable. We perform ongoing credit evaluations of our customers and maintain an allowance for potential bad debts if required.

We determine whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, we use assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. We may also record a general allowance as necessary.

Direct write-offs are taken in the period when we have exhausted our efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that we should abandon such efforts.

F-10

The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers. Bad debt expense was $4,843,809 and $2,326,194 during the years ended December 31, 2016 and 2015, respectively. Our credit term for distributors with good credit history is from 30 days to 120 days. As of December 31, 2016 and 2015 accounts receivables of $2,130,746.95 and $18,189,947 have been outstanding for over 120 days, the increase is due to the growth of sales in concentrated apply juice which had longer credit period to distributors.

Inventories

Inventories consist of raw materials, packaging materials (which include ingredients and supplies) and finished goods (which include finished juice in the bottling and canning operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the weighted average method. The Company periodically reviews inventories for obsolescence and any inventories identified as obsolete are reserved or written off. Although we believe that the assumptions we use in estimate inventory write downs are reasonable, future changes in these assumptions could provide a significantly different result. The Company recorded inventory markdown allowance of $0 and $64,065 for the year ended December 31, 2016 and 2015, respectively.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition. Revenue from sales of products is recognized upon shipment or delivery to customers, provided that persuasive evidence of sales arrangements exist, title and risk of loss have been transferred to the customers, the sales amounts are fixed and determinable and collection of the revenue is reasonably assured. Customers have no contractual right to return products. Historically, the Company has not had any returned products. Accordingly, no provision has been made for returnable goods. The Company is not required to rebate or credit a portion of the original fee if it subsequently reduces the price of its product and the distributor still has rights with respect to that product.

Shipping and Handling Costs

Shipping and handling amounts billed to customers in sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $1,180,328 and $4,400,044 for 2016 and 2015, respectively, are reported in the Consolidated Statements of Income and Comprehensive Income as a component of selling expenses. The decrease in shipping and handling costs in fiscal year 2016 was mainly due to a decrease in sales quantity of our products.

Government Subsidies

A government subsidy is recognized only when the Company complies with any conditions attached to the grant and there is reasonable assurance that the grant will be received.

The government subsidies recognized were $30,213 and $1,204,649 for the years ended December 31, 2016 and 2015, respectively, and are included in other income of the consolidated statements of comprehensive income.

Advertising and Promotional Expense

Advertising and promotional costs are expensed as incurred and are included in selling expenses. The Company incurred $50,230 and $128,204 in advertising and promotional costs for the years ended December 31, 2016 and 2015, respectively.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are expensed as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income.

F-11

Construction in progress primarily represents the construction or the renovation costs of plant, machinery and equipment stated at cost less any accumulated impairment loss, which is not depreciated.  Costs and interest on borrowings incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.  Cost of repairs and maintenance is expensed as incurred.

Depreciation related to property, plant and equipment used in production is reported in cost of sales, and includes amortized amounts related to capital leases. We estimated that the residual value of the Company’s property and equipment ranges from 3% to 5%.  Property, plant and equipment are depreciated over their estimated useful lives as follows:

Buildings	20-30 years
Machinery and equipment	5-10 years
Furniture and office equipment	3-5 years
Motor vehicles	5 years

Foreign Currency and Other Comprehensive Income

The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency; however, the reporting currency of the Company is the United States dollar (“USD”). Assets and liabilities of the Company’s foreign subsidiaries have been translated into USD using the exchange rate at the balance sheet date, while equity accounts are translated using historical exchange rate. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Other comprehensive income for the year ended December 31, 2016 and 2015 represented foreign currency translation adjustments gain of $1,579,713 and loss of $4,401,140, respectively, and were included in the consolidated statements of comprehensive income.

Income Taxes

We use the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

F-12

Land Use Right

The Company paid in advance for land use rights according to Chinese law. Prepaid land use rights are being amortized and recorded as lease expenses using the straight-line method over the use terms of the lease, which are 40 to 50 years.

Reportable Segments

We have six operating segments for financial reporting purposes for all periods presented in our consolidated financial statements in accordance with FASB ASC 280 “Segment Reporting.”

Research and Development

Research and development costs are expensed when incurred and are included in operating expenses.

New Accounting Pronouncements

In January 2016, the FASB issued an amendment to its accounting guidance related to recognition and measurement of financial assets and financial liabilities. The amendment addresses certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The amendment will be effective for us beginning in our first quarter of fiscal year 2019. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In February 2016, the FASB issued a new standard on accounting for leases. The new standard is intended to provide enhanced transparency and comparability by requiring lessees to record right-of-use assets and corresponding lease liabilities on the balance sheet. The new standard will continue to classify leases as either finance or operating, with classification affecting the pattern of expense recognition in the statement of earnings. The new standard is required to be adopted using a modified retrospective method to each prior reporting period presented with various optional practical expedients. The new standard will be effective for us beginning in our first quarter of fiscal year 2020 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In March 2016, the FASB issued an amendment to its accounting guidance related to employee share-based payments. The amendment simplifies several aspects of the accounting for employee share-based payments including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows. The amendment will be effective for us beginning in our first quarter of fiscal year 2018 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In August 2016, FASB issued “Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments.” The issues include but are not limited to the classification of debt prepayment and debt extinguishment costs, payments made for contingent consideration for a business combination, proceeds from the settlement of insurance proceeds, distributions received from equity method investees and separately identifiable cash flows and the application of the predominance principle. This update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is currently evaluating the provisions of this standard and assessing its impact on the Company’s consolidated financial statements and disclosures.

In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which amended the guidance on performance obligation disclosures and makes technical corrections and improvements to the new revenue standard. The standard is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, and permits early adoption on a limited basis. The update permits the use of either the retrospective or cumulative effect transition method. The Company is currently evaluating the effect the adoption of these standards will have on the Company’s consolidated financial statements.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the fiscal year ended December 31, 2016, that are of significance or potential significance to us.

F-13

3. INVENTORIES

Inventories by major categories are summarized as follows:

	December 31,
	2016	2015
Raw materials and packaging	$1,107,857	$944,812
Finished goods	1,933,443	2,499,928
Inventories	$3,041,300	$3,444,740

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,
	2016	2015
Machinery and equipment	$28,125,109	$33,238,470
Furniture and office equipment	566,348	577,399
Motor vehicles	497,024	530,962
Buildings	50,758,428	53,841,614
Construction in progress	35,979,862	27,364,494
Subtotal	115,920,500	115,552,939
Less: accumulated depreciation	(34,403,200)	(32,605,706)
Net property and equipment	$81,523,569	$82,947,233

In 2016, the Company recognized impairment loss of $3.20 million, mainly related to the concentrated fruit juice production equipment in Yingkou and Huludao, which has not operated in the past two years due to unfavorable market conditions.

In 2015, the Company recognized impairment loss of $2.38 million, mainly related to the concentrated fruit juice production equipment in Yingkou, which has not operated in the past two years due to unfavorable market conditions. There were no impairment provisions made for the fiscal year ended December 31, 2014.

Depreciation expense included in general and administration expenses for the year ended December 31, 2016 and 2015 was $3,599,276 and $3,125,778, respectively. Depreciation expense included in cost of sales for the year ended December 31, 2016 and 2015 was $604,734 and $2,819,874 respectively.

5. LONG TERM ASSETS

Long term assets were $2,789,390 and $2,979,857 for the year ended December 31, 2016 and 2015, respectively. It represents the capital lease risk deposits made by the Company to Cinda Financial Leasing Co., LTD in terms of capital lease agreement.

6. LAND USAGE RIGHTS

According to the laws of the PRC, the government owns all of the land in the PRC. The government of the PRC, its agencies and collectives hold all land ownership.  Companies or individuals are authorized to use the land only through land usage rights granted by the PRC government. Land usage rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fee. Accordingly, the Company paid in advance for land usage rights. Prepaid land usage rights are being amortized and recorded as lease expenses using the straight-line method over the terms of the leases, which range from 40 to 50 years. The amortization expense was $1,222,079 and $177,311 for fiscal years 2016 and 2015, respectively. The following table sets forth land usage rights of the Company as of December 31, 2016 and 2015, respectively.

	December 31,
	2016	2015
Cost	$34,321,098	$8,011,269
Less: Accumulated amortization	(2,466,738)	(1,508,849)
	$31,854,360	$6,502,420

F-14

7. DEPOSITS

Deposits mainly include payments made to acquire land use right and purchase property, plant and equipment. Payments for acquiring land use right are recorded as long term deposits before the land use right certificate is received. The amount is transferred to Land Use Right once the official certificate received from the government. Payments to purchase property, plant and equipment are recorded as long-term deposits. The amounts are transferred to property, plant and equipment once the equipment is delivered or installed.

	December 31,
	2016	2015
Deposits for land use rights	$103,187,832	$16,232,136
Deposits to purchase property, plant and equipment	366,002	29,089,783
	$101,000,474	$45,321,919

8. SHORT-TERM BANK LOANS

Short-term bank loans consist of the following loans collateralized by assets of the Company:

	December 31,
	2016	2015

Loan payable to Huludao Bank, Suizhong branch due on December 9, 2016, bearing interest at 9.6% per annum, collateralized by the buildings, machinery and land use rights of Huludao Wonder	5,766,181	6,159,911

Loan payable to China Construction Bank due on May 12, 2016 bearing interest at 5.6% per annum, collateralized by the buildings of SkyPeople (China)	-	3,526,549

Loan payable to China Construction Bank due on January 10, 2018, bearing interest at 5.84% per annum, collateralized by the buildings and land use rights of Yingkou.	2,003,748	2,140,569

Loan payable to Bank of Xi’an due on November 15, 2017, bearing interest at 4.71% per annum, guaranteed by a third party Shaanxi Bo Ai Medical Science & Technology Development Co., Ltd	2,162,318	-

Loan payable to Shanghai Pudong Development Bank due on May 3, 2018, bearing interest at 6.16% per annum, collateralized by the buildings of SkyPeople (China)	3,877,757	4,142,540

Loan payable to Bank of Beijing due on June 30, 2018, bearing interest at 7.28% per annum, collateralized by the buildings of a third party, Shaanxi Jiu Chang Medical Science & Technology Development Co., Ltd.	4,324,636	4,619,933

Loan payable to China Construction Bank due on May 3, 2018 bearing interest at 4.99% per annum, guaranteed by a third party guarantee company.	3,301,139	-

Loan payable to China Construction Bank due on May 13, 2018, bearing interest at 5.6% per annum, collateralized by the buildings and land use rights of Yingkou.	4,324,636	4,619,933

Loan payable to the rural credit cooperative union of Mei County due on Feb 4, 2016 and Feb 3, 2017, each with half the loan paid back and bearing an annual interest at 8.3412% in 2015 and the rate will be floated once a year, collateralized by the buildings and land use rights of a third party, Kiwi investment and development of Mei County Co., Ltd.	-	1,539,978

Loan payable to The Bank of Ningxia Xi’an branch due on Jan 4, 2016, bearing interest at 7.28% per annum, collateralized by the fixed assets and brand name of SkyPeople (China).	-	3,849,945

Loan payable to The Bank of Ningxia Xi’an branch due on March 14, 2017, bearing interest at 0.47% per annum, collateralized by the fixed assets and brand name of SkyPeople (China).	3,603,863
Total	$29,364,279	33,506,838

F-15

9. LEASE OBLIGATION PAYABLE

The schedule below represents the commitments for the Company’s capital equipment under the lease contract with Cinda Financial Leasing Co., Ltd, entered into in April of 2014. The Company’s obligations under the finance lease are secured by the lessors’ title to the leased assets. The lease has an interest rate as 7.36%.

Minimum lease payments for the years ending December 31, are as follows;

2017	$6,945,442
2018	5,787,869
2019	1,760,692
Less: amount representing interest	-
Present value of minimum lease payments	$14,494,003

Due within one year	$6,945,442
Due after one year	7,548,560
Present value of minimum lease payments	$14,494,003

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

F-16

The Company has responded to the court and taken the position that the financings under the agreements are essentially the loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal forces from the beginning. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending for the verdict of the judge.

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay a 40 million RMB (approximately $6.35 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016.  On December 19, 2016, the Court accepted the case.  The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date.  Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon.

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

10. RELATED PARTY TRANSACTION

Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $360,184 and $1,255,393 for the year ended December 31, 2016 and 2015, respectively. The sales to this related party were consistent with pricing and terms offered to third parties. The remained accounts receivable balances were $308,304 and $441,253 as of December 31, 2016 and 2015, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors, Mr. Yongke Xue.

Long-term loan – related party

There were no short-term loans to a related party as of December 31, 2016.

On February 18, 2013, SkyPeople (China) entered into a loan agreement with SkyPeople International Holdings Group Limited (the “Lender”). The Lender indirectly holds 50.2% interest in the Company. Mr. Yongke Xue (“Y. K. Xue”), then the Chairman and Chief Executive Officer (“CEO”) of the Company and currently a Member of the Company’s Board of Directors (the “Board”) and Mr. Hongke Xue, our Chairman and CEO, indirectly and beneficially own 80.0% and 9.4% of the equity interest in the Lender, respectively. Pursuant to the Agreement, the Lender agreed to extend to the Company a one-year unsecured term loan with a principal amount of $8.0 million at an interest rate of 6% per annum. During 2013, the Company received $8.0 million from the Lender. In February 2014, both parties extended this loan for another two years under the original terms of the agreement.

On October 16, 2015, the Company entered into a Share Purchase Agreement with the Lender to sell 5,321,600 shares of the common stock of the Company at the price of $7,982,400, and which was paid by cancellation of the loan by the Lender. On March 10, 2016, the Lender canceled the loan and the shares were issued to the Lender.

F-17

11. INCOME TAX

The Company is incorporated in the United States of America and is subject to United States federal taxation. No provisions for income taxes have been made, as the Company had no U.S. taxable income for the year ended December 31, 2016 and 2015. The effective income tax rate for the Company for both of the years ended December 31, 2016 and 2015 were negative 44% and 54%, respectively. Some of our subsidiaries generated income and we accrued income tax according to the Chinese corporate income tax rate, but some had a loss and no tax provision was made.

The amount of unrecognized deferred tax liabilities for temporary differences related to the dividend from foreign subsidiaries is not determined because such determination is not practical.

The Company has not provided deferred taxes on undistributed earnings attributable to its PRC subsidiaries as they are to be permanently reinvested. On February 22, 2008, MOFCOM, and SAT, jointly issued Cai Shui 2008 Circular 1, “Circular 1.” According to Article 4 of Circular 1, distributions of accumulated profits earned by foreign investment enterprises, (“FIE”) prior to January 1, 2008 to their foreign investors will be exempt from withholding tax, (“WHT”) while distribution of the profits earned by a FIE after January 1, 2008 to its foreign investors shall be subject to WHT.

Dividend payments by PRC subsidiaries are limited by certain statutory regulations in the PRC. No dividends may be paid by PRC subsidiaries without first receiving prior approval from SAFE. Dividend payments are restricted to 90% of after tax profits.

The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of ASC Topic 740, Income Taxes. Since SkyPeople (China) intends to reinvest its earnings to further expand its businesses in mainland China, its PRC subsidiaries do not intend to declare dividends to their immediate foreign holding companies in the foreseeable future. Accordingly, the Company has not recorded any deferred taxes in relation to US tax on the cumulative amount of undistributed retained earnings since January 1, 2008.

Effective on January 1, 2008, the PRC Enterprise Income Tax Law, EIT Law, and Implementing Rules imposed a unified enterprise income tax rate of 25% on all domestic-invested enterprises and foreign-invested enterprises in the PRC, unless they qualify under certain limited exceptions. All of the Companies’ Chinese subsidiaries were subject to an enterprise income tax rate of 25%.

The reconciliation of income tax expense at the U.S. statutory rate of 35% in 2016 and 2015, to the Company’s effective tax rate is as follows:

	Year ended December 31,
	2016	2015

Expected income tax expenses at U.S. statutory rate	$--	$2,769,970
Tax rate difference between China and U.S.	(325,658)	(791,420)
Change in Valuation Allowance	195,934	373,587
Permanent difference	1,731,691	1,915,213
Income tax expense at effective tax rate	$1,601,967	$4,267,350

The provisions for income taxes are summarized as follows:

	Year ended December 31,
	2016	2015
Current	$2,442,904	$5,182,854
Deferred	(840,937)	(915,504)
Total	$1,601,967	$4,267,350

F-18

The tax effects of temporary differences that give rise to the Company’s net deferred tax asset as of December 31, 2016 and 2015 are as follows:

	Year ended December 31,
	2016	2015
Net operating loss carry forward	$3,973,803	$2,810,336
Inventory markdown	-	14,468
Bad debt provision	-	-
Accrued expenses	496,515	209,332
Startup costs	-	-
Others	-	-
	4,470,318	3,034,136
Less: valuation allowance	(903,876)	(707,942)
Deferred tax assets	$3,566,442	$2,326,194

12. CONCENTRATIONS

There was no customer who accounted for 10% of the Company’s sales for the year ended December 31, 2016. There was one customer who accounted for 10% of the Company’s sales for the year ended December 31, 2015. Sales to our five largest customers accounted for approximately 18% and 36% of our net sales during the years ended December 31, 2016 and 2015, respectively.

One supplier accounted for 62% and 66% of our purchases for the year ended December 31, 2016 and 2015, respectively. There was no other single supplier representing 10% of purchases during both years.

13. SHARE SPLIT

On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock continues to have a par value of $0.001. No changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000, none of which have been issued. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016.

14. TRANSFER OF SHARES

On March 11, 2016, SkyPeople Juice International Holding (HK) Limited (the “SkyPeople HK”), a wholly owned subsidiary of SkyPeople Fruit Juice, Inc. (the “Company”) and a 99.78% owner of SkyPeople Juice Group Co., Ltd. (“SkyPeople China”) entered into a Share Transfer Agreement and a Capital Contribution (the “Agreements”) with Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China.

SkyPeople HK incorporated SkyPeople China in Shaanxi Province, China on March 13, 2012 and pursuant to the approval certificate and business license of SkyPeople China, SkyPeople HK was required to contribute RMB 427,000,000 (approximately $65,698,308) and Hongke Xue, currently the Chairman of the Board of Directors of the Company and our Chief Executive Officer (“Xue”), was required to contribute RMB 1,000,000 (approximately $153,846) to SkyPeople China, and SkyPeople HK and Xue as a result would own 427,000,000 shares (99.78%) and 1,000,000 shares (0.22%) of SkyPeople China, respectively. As of March 10, 2016, SkyPeople HK had contributed RMB 314,190,900 (approximately $48,337,062) to SkyPeople China but had not contributed the remaining RMB 112,809,100 (approximately $17,355,246) as the payment for 112,809,100 shares of SkyPeople China.

Pursuant to the Agreements, TSD shall acquire 112,809,100 shares of SkyPeople China from SkyPeople HK and shall make a total capital contribution RMB 131,761,028.80 (approximately $20,270,928) to SkyPeople China, which is calculated based upon 8 times of SkyPeople China’s net profit per share for 2014 (about RMB 0.146 per share) multiplied by 112,809,100 shares. RMB 112,809,100 out of the RMB 131,761,028.80 (the “Capital Contributions”) shall be used as payment for outstanding capital contribution due to SkyPeople China by SkyPeople HK and the remaining RMB 18,951,928.80 (approximately $2,915,681) shall be used as additional capital contribution to SkyPeople China and shall be deposited into SkyPeople China’s capital surplus account. On March 18, 2016, TSD paid the full Capital Contributions to SkyPeople China s and the shares were transferred, resulting in TSD owning 112,809,100 shares, or 26.36%, of SkyPeople China.

F-19

On June 15, 2016, Hedetang Holdings Co., Ltd. (the “Hedetang”), a wholly owned subsidiary of the Company, entered into a Share Transfer Agreement (the “Agreement”) with Shaanxi New Silk Road Kiwifruit Group Inc. (“NSR”), a limited liability corporation registered in China.

Pursuant to the Agreement, NSR will acquire 51% of the equity shares of Shaanxi Guoweiduomei Beverage Co, Limited, a wholly owned subsidiary of Hedetang (the “Shares”). The tentative total transfer price for the Shares is 300 million RMB (approximately $46 million) and is subject to and will be settled according to the final price in the valuation report to be issued by an appraisal firm jointly engaged by both parties. NSR shall pay the total transfer price to Hedetang within six months of the effective date of the Agreement. If NSR fails to pay the total transfer price within six months due to the delay of the approval process from the local authority, NSR can receive a payment extension for up to twelve months from the effective date of the Agreement upon the negotiation and agreement by the parties. Because NSR is a state-owned enterprise in China and its investment needs to be approved by a higher level administrative authority in China, NSR has the right to terminate the Agreement unilaterally if it fails to receive the approval from such administrative authority within twelve months from the date of this Agreement.

On July 5, 2016, Hedetang completed the registration of 51% of its shares in Shaanxi Guoweiduomei Beverage Co., Limited under the name of NSR with China’s State Administration for Industry and Commerce. Pursuant to the terms of the Agreement, the transferred shares are still under the control of Hedetang until it receives full payment from NSR.

On January 20, 2017, the Company’s Board of Directors approved the termination of the Agreement with NSR because the local government authority had not approved the transaction contemplated thereby and the Company had not received the required payment within six months of the effective date of the Agreement. On January 26, 2017, Hedetang executed a Termination Agreement for the Share Transfer Agreement with NSR. Pursuant to the Termination Agreement, Hedetang agreed not to claim any compensation or penalty against NSR under the Agreement and NSR agreed to cooperate with Hedetang to complete the process to transfer share ownership back to the Hedetang within 60 days of the date of the Termination Agreement.

15. DEPOSITS

As of December 31, 2016, the balance of deposits was $103,789,865, which mainly consisted of a deposit of approximately $30 million for the purchase of a kiwi orchard in Mei County, approximately $37.4 million for the leasing fee for the kiwifruits orchard in Mei County and approximately $24 million for the leasing fee for the orange orchard in Yidu city.

In April 2016, the Company signed a letter of intent with Mei County Kiwifruits Investment and Development Corporation to purchase 833.5 mu of kiwifruits orchard in Mei County. The purchase price will be determined by a third party valuation company appointed by both parties. The Company paid RMB 200 million (approximately $30 million) as a deposit (“Deposit”) in the second quarter of 2016. The purchase is subject to government approval, approval by the Company’s Board of Directors and definitive agreement negotiated and signed by the parties. Pursuant to the letter of intent, the Deposit shall be returned to the Company within 10 working days upon the request of the Company if the kiwifruits orchard cannot be transferred to the Company according to the schedule. The Company expects to complete the purchase process in the second quarter of 2017.

On August 3, 2016, Shaanxi Guoweimei Kiwi Deep Processing Company, an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 20,000 mu (approximately 3,300 square acres) of kiwifruits orchard located in Mei County, Shaanxi Province, with the Di’erpo Committe of Jinqu Village, Mei County, Shaanxi for a term of 30 years, from August 5, 2016 to August 4, 2046. The annual leasing fee is RMB 1,250 (approximately $189) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016, 2026 and 2036. The Company made a payment of RMB 250 million (approximately $37.4 million) for the first 10 years’ leasing fees on August 15, 2016, which is recorded as deposits in the Company’s balance sheet.

F-20

On August 15, 2016, Hedetang Agricultural Plantations (Yidu) Co., Ltd., an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 8000 mu (approximately 1,320 square acres) of orange orchard located in city of Yidu, Hubei Province, with the Yidu Sichang Farmers Association, Hubei Province, for a term of 20 years, from September 22, 2016 to September 21, 2036. The annual leasing fee is RMB 2,000 (approximately $306) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016 and 2026. The Company made a payment of RMB 160 million (approximately $24.0 million) for the first 10 years’ of leasing fees on September 20, 2016, which is recorded as deposits in the Company’s balance sheet.

16. DISCONTINUED OPERATIONS

The Company’s Huludao Wonder operation, a subsidiary which produces concentrated apple juice, suffered continued operating losses in the three fiscal years prior to 2016 and its cash flow was minimal for these three years. In December 2016, the Company established a winding-down plan to close this operation. Based on the restructuring plan and in accordance with EITF 03-13, the Company presented the operation results from Huludao Wonder as a discontinued operation, as the Company believed that no continued cash flow would be generated by the disposed component (Huludao Wonder) and that the Company would have no significant continuing involvement in the operation of the discontinued component. Management of the Company initiated a plan to sell the property located in Huludao in December 2016, and ceased the depreciation of the property in accordance with SFAS No. 144. In fiscal year 2016, the Company recorded an impairment loss of $2.4 million with respect to the concentrated fruit juice production equipment in Huludao Wonder. In accordance with the restructuring plan, the Company intends to transfer the concentrated fruit juice production equipment in Huludao Wonder to another subsidiary and sell the land and facilities upon favorable circumstances. As the Company does not expect to sell the assets of Huludao Wonder in near future, the assets are not recorded as assets held for sale as of December 31, 2016. The book value of the land usage right was $4,394,708 and the book value of the building was $15,477,389 as of December 31, 2016. The Company believe the assets’ book value was lower than its fair value, less the cost to sell.

There was an outstanding bank loan of $5.99 million from Huludao Wonder. Huludao Wonder had a dispute of interest rate on this loan with the bank, and stopped payment of interest on this loan during 2016. The bank sued Huludao Wonder and asked Huludao Wonder to pay back the loan premium and the outstanding interest. The Company expects to pay back the outstanding premium and interest of this loan after the assets are sold.

During the process of winding down the Company’s operation in Huludao, the Company incurred general and administrative expenses of approximately $2,727,359 during 2016.

Loss from discontinued operations for fiscal 2016 and 2015 was as follows:

	December 31,	December 31,
	2016	2015

REVENUES	$14,972	$-
COST OF SALES	1,613,661	-
GROSS PROFIT (LOSS)	(1,598,688)	-

OPERATING EXPENSES:
General and administrative	(2,727,359)	-
Selling expenses	-	-
Total	(2,727,359)	-

OTHER INCOME (EXPENSE)
Interest expense	(459,753)	-
Interest income	284	-
Total	(459,468)	-
(Loss) Income from discontinued operations before income tax	(459,468)	-
Income tax provision	-	-

LOSS FROM DISCONTINUED OPERATIONS	$(4,785,187)	$-

F-21

The loss from discontinued operations was $4,785,187 for fiscal year 2016. The Company does not provide a separate cash flow statement for the discontinued operation. The loss from discontinued operations was deemed as cash outflow from operating activities of the discontinued operation. The impact of this discontinued operation was immaterial, because the total revenues for fiscal years 2016 and 2015 were approximately $34.41 million and $580.89 million, respectively. The Company believes there will not be any future significant cash flows from the discontinued operation, as the outstanding accounts receivable and accounts payable are immaterial to the Company’s financial position and liquidity.

17. SEGMENT REPORTING

The Company operates in five segments: concentrated apple juice and apple aroma, concentrated kiwifruit juice and kiwifruit puree, concentrated pear juice, fruit juice beverages, and others. Our concentrated apple juice and apple aroma is primarily produced by the Company’s Huludao Wonder factory and concentrated pear juice is primarily produced by the Company’s Jiangyang factory. However, the Company uses the same production line to manufacture concentrated apple juice and concentrated pear juice. In addition, both Shaanxi Province, where the factory of Jianyang factory is located, and Liaoning Province, where the factory of Huludao Wonder is located, are rich in fresh apple and pear supplies. Jiangyang factory also produces concentrated apple juice and Huludao Wonder factory also produces concentrated pear juice when necessary. Concentrated kiwifruit juice and kiwifruit puree is primarily produced by the Company’s Qiyiwangguo factory, and fruit juice beverages are primarily produced by the Company’s Qiyiwangguo factory. The Company’s other products include fructose, concentrated turnjujube juice, and other by products, such as kiwifruit seeds.

Concentrated fruit juice is used as a basic ingredient for manufacturing juice drinks and as an additive to fruit wine and fruit jam, cosmetics and medicines. The Company sells its concentrated fruit juice to domestic customers and exported directly or via distributors. The Company believes that its main export markets are the United States, the European Union, South Korea, Russia and the Middle East to North America, Europe, Russia, South Korea and the Middle East.  The Company sells its Hedetang branded bottled fruit beverages domestically primarily to supermarkets in the PRC. The Company sells its fresh fruit and vegetables to supermarkets and whole sellers in the PRC.

Some of these product segments might never individually meet the quantitative thresholds for determining reportable segments and we determine the reportable segments based on the discrete financial information provided to the chief operating decision maker. The chief operating decision maker evaluates the results of each segment in assessing performance and allocating resources among the segments. Since there is an overlap of services provided and products manufactured between different subsidiaries of the Company, the Company does not allocate operating expenses and assets based on the product segments. Therefore, operating expenses and assets information by segment are not presented.  Segment profit represents the gross profit of each reportable segment.

(In Thousand) For the Year Ended December 31, 2016	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Others	Total
Reportable segment Revenue	$8,855	$790	$11,503	$21,767	$2,000	$44,915
Inter-segment revenue	(1,147)	(65)	(2,241)	6,999)	(56)	(10,508)
Revenue from external Customers	7,708	725	9,262	14,768	1,944	34,407
Segment gross profit	$1,985	$62	$2,101	$4,692	$333	$9,173

(In Thousand) For the Year Ended December 31, 2015	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Others	Total
Reportable segment Revenue	$19,835	$17,797	$13,624	$99,718	$1	$150,975
Inter-segment revenue	(28)	(8,594)	(198)	(55,714)	-	(64,535)
Revenue from external Customers	19,806	$9,203	$13,426	$44,004	$1	$86,440
Segment gross profit	$1,635	$1,544	$4,764	$18,181	$1	$26,125

F-22

The following table reconciles reportable segment profit to the Company’s consolidated income before income tax provision for the years ended December 31, 2016 and 2015:

	2016	2015
Segment profit	$9,173,472	$26,124,801
Unallocated amounts:
Operating expenses	(6,942,370)	(15,880,734)
Other expenses	(1,262,972)	(2,329,867)
Income before tax provision	$968,131	$7,914,200

The Company’s export business is primarily comprised of fruit juice concentrates. As most of the export sales are through distributors and therefore we are not certain exactly where the Company’s products are ultimately sold, revenue by geographical location is not presented. However, the Company estimates that our main export markets are the United States, the European Union, South Korea, Russia and the Middle East.

18. COMMITMENTS AND CONTINGENCIES

Litigation

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

The Company has responded to the court and taken the position that the financings under the agreements are essentially the loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal forces from the beginning. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending for the verdict of the judge.

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

F-23

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay a 40 million RMB (approximately $6.35 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016.  On December 19, 2016, the Court accepted the case.  The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date.  Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon.

19. IMMATERIAL CORRECTION OF ERRORS IN PRIOR PERIOD

During the 2015 fiscal year audit, the company identified calculation errors in the other comprehensive income portion of 2014 audited consolidated statements of comprehensive income. In accordance with ASC Topic 250, Accounting Changes and Error Corrections, the Company evaluated the materiality of the errors from quantitative and qualitative perspectives, and concluded that the errors were immaterial to the Company’s prior period interim and annual consolidated financial statements. Since the revisions were not material to any prior period interim or annual consolidated financial statements, no amendments to previously filed interim or annual periodic reports were required. The Company has revised the historical consolidated financial information presented herein to reflect the correction of these errors.

20. SUBSEQUENT EVENTS

On January 20, 2017, the Company’s Board of Directors approved the termination of the Agreement with NSR because the local government authority had not approved the transaction contemplated thereby and the Company had not received the required payment within six months of the effective date of the Agreement. On January 26, 2017, Hedetang executed a Termination Agreement for the Share Transfer Agreement with NSR. Pursuant to the Termination Agreement, Hedetang agreed not to claim any compensation or penalty against NSR under the Agreement and NSR agreed to cooperate with Hedetang to complete the process to transfer share ownership back to the Hedetang within 60 days of the date of the Termination Agreement.

On April 12, 2017, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers (the “Purchasers”), pursuant to which the Company will offer to the Purchasers, in a registered direct offering, an aggregate of 862,097 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”).  The Shares will be sold to the Purchasers at a negotiated purchase price of $3.10 per share, for aggregate gross proceeds to the Company of $2,672,500, before deducting fees to the placement agent and other estimated offering expenses payable by the Company.  The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on August 3, 2015, amended on February 17, 2017, and was declared effective on February 23, 2017 (File No. 333-206353) (the “Registration Statement”).

In a concurrent private placement, the Company is also issuing to the each of the Purchasers a warrant to purchase one (1) share of the Company’s Common Stock for each share purchased under the Purchase Agreement, pursuant to that certain Common Stock Purchase Warrant, by and between the Company and each Purchaser (each, a “Warrant”, and collectively, the “Warrants”).  The Warrants will be exercisable beginning on the six month anniversary of the date of issuance at an initial exercise price of $5.20 per share and will expire on the five and a half year anniversary of the date of issuance.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.  Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Each Purchaser, either alone or together with its representatives, has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act.

F-24

In connection with the private placement and in accordance with the Purchase Agreement, the Company is required to file a registration statement on Form S-1 within 45 calendar days after the date of the Purchase Agreement to provide for the resale of the Warrant Shares.

Rodman & Renshaw, a unit of H.C. Wainwright & Co., is serving as our placement agent in connection with the offering under the Purchase Agreement and will receive warrants to purchase our Common Stock in an amount equal to 4% of our Shares sold to the Purchasers in the offering on substantially the same terms as the Warrants, with an initial exercise price of $5.20 per share, except that the termination date shall be April 12, 2022 and the warrants shall have certain transfer restrictions pursuant to FINRA Rule 5110 (the “Placement Agent Warrants”).

The Warrants will be issued as individual warrant agreements to investors, and the Placement Agent Warrants will be issued as an individual warrant agreement to the placement agent.

Per the terms of the Purchase Agreement, the Company has agreed with the Purchasers to the following: (i) that subject to certain exceptions, the Company will not, within the ninety day period immediately following the closing of the offering, enter into any agreement to issue or announce the issuance or proposed issuance of any securities; (ii) the Company will not, during the period in which the Warrants are outstanding, enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) until the one-year anniversary of the closing of the offering, the Company will not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares then outstanding and still held by them, subject to certain exceptions.

The Company also agreed to indemnify each of the Purchasers against certain losses resulting from its breach of any representations, warranties or covenants under agreements with each of the Purchasers, as well as under certain other circumstances described in the Purchase Agreement.

F-25

FUTURE FINTECH GROUP INC.

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2017	2016
	(Unaudited)	(Audited)
CURRENT ASSETS
Cash and cash equivalents	$4,417,789	$1,143,585
Accounts receivable, net of allowance of $4,843,809 as of June 30, 2017 and December 31, 2016, respectively	449,039	7,325,773
Other receivables	29,814,516	28,417,194
Inventories	3,728,962	3,041,300
Deferred tax assets	3,566,442	3,566,442
Advances to suppliers and other current assets	56,835,838	58,132,189
TOTAL CURRENT ASSETS	98,812,586	101,626,483

PROPERTY, PLANT AND EQUIPMENT, NET	83,145,461	81,523,569
LAND USE RIGHT, NET	32,354,442	31,854,360
LONG TERM ASSETS	2,856,342	2,789,390
DEPOSITS	45,120,875	43,867,228
TOTAL ASSETS	$262,289,706	$261,661,030

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$12,310,298	$16,569,988
Accrued expenses	34,339,736	27,449,664
Income tax payable	-	3,590,084
Advances from customers	24,363	696
Short-term bank loans	30,069,084	29,364,279
TOTAL CURRENT LIABILITIES	76,743,481	76,974,711

NON-CURRENT LIABILITIES	-
Obligations under capital leases	16,891,465	14,494,003
TOTAL NON-CURRENT LIABILITIES	16,891,465	14,494,003
TOTAL LIABILITIES	93,634,946	91,468,714

EQUITY

Future Fintech Group Inc., Stockholders’ equity
Series B Preferred stock, $0.001 par value; 10,000,000 shares authorized; None issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	-	-
Common stock, $0.001 par value; 8,333,333 shares authorized; 5,173,187 and 4,061,090 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	5,173	4,061
Additional paid-in capital	111,386,729	105,366,887
Retained earnings	95,051,082	100,237,011
Accumulated other comprehensive loss	(74,096,086)	(70,579,747)
Total Future FinTech Group Inc. stockholders’ equity	132,346,898	135,028,212
Non-controlling interests	36,307,862	35,164,104
TOTAL EQUITY	168,654,760	170,192,316
TOTAL LIABILITIES AND EQUITY	$262,289,706	$261,661,030

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-26

FUTURE FINTECH GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$2,776,872	$10,229,298	$5,735,706	$15,665,606
Cost of goods sold	1,484,129	7,018,326	3,908,349	12,411,810
Gross profit	1,292,743	3,210,972	1,827,357	3,253,796

Operating Expenses
General and administrative expenses	3,077,013	1,007,113	5,932,342	1,687,057
Selling expenses	311,078	750,690	505,957	1,611,830
Total operating expenses	3,388,091	1,757,803	6,438,299	3,298,887

Income (loss) from operations	(2,095,348)	1,453,169	(4,610,942)	(45,091)

Other income (expense)
Interest income	1,139	15,599	2,179	146,623
Subsidy income	342,124	18,701	342,124	550,146
Interest expenses	(595,313)	(790,694)	(626,109)	(999,359)
Consulting fee related to capital lease	(312,356)	71,936	(140,209)	62,777
Total other expenses	(564,406)	(684,458)	(422,015)	(239,813)

Income (loss) before income tax	(2,659,754)	768,711	(5,032,957)	(284,904)
Income tax provision	198,663	633,829	260,085	633,829
Net income (loss)	(2,858,417)	134,882	(5,293,042)	(918,733)

Less: Net loss (income) attributable to non-controlling interests	370,419	249,929	203,821	237,464

NET INCOME (LOSS) ATTRIBUTABLE TO FUTURE FINTECH GROUP, INC.	(2,487,998)	384,811	(5,089,221)	(681,269)

Discontinued Operations (Note 11)
Loss from discontinued operations	(48,023)	-	(96,708)	-
NET INCOME (LOSS) ATTRIBUTABLE TO FUTURE FINTECH GROUP, INC.	(2,536,021)	384,811	(5,185,929)	(681,269)

Other comprehensive income (loss)
Foreign currency translation adjustment	1,612,180	(12,277,105)	2,238,236	8,421,541
Comprehensive income (loss)	(1,246,237)	(12,142,223)	(3,054,806)	7,502,808
Comprehensive income (loss) attributable to non-controlling interests	(618,546)	7,046,862	(743,443)	2,049,453
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FUTURE FINTECH GROUP, INC.	$(1,864,783)	$(5,095,361)	$(3,798,249)	$9,552,261

Income (loss) per share:
Basic income (loss) per share from continued operations	(0.49)	0.12	(1.12)	(0.18)
Basic income (loss) per share from discontinued operations	(0.01)	-	(0.02)	-
Basic income ( loss( per share from net income	(0.50)	0.12	(1.14)	(0.18)
Diluted income (loss) per share:
Diluted income( loss) per share from continued operations	(0.49)	0.12	(1.11)	(0.18)
Diluted income (loss) per share from discontinued operations	(0.01)	-	(0.02)	-
Diluted income( loss) per share from net income	(0.50)	0.12	(1.12)	(0.18)
Weighted average number of shares outstanding
Basic	4,537,240	3,807,611	4,537,240	3,807,611
Diluted	4,599,740	3,807,611	4,599,740	3,807,611

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-27

FUTURE FINTECH GROUP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the six months ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(5,185,929)	$(681,269)
Adjustments to reconcile net income to net cash provided by operating activities
Minority interest	(203,821)	(237,464)
Depreciation and amortization	1,581,819	2,513,321
Changes in operating assets and liabilities
Accounts receivable	6,954,731	19,139,955
Other receivable	(1,176,722)	(2,976,550)
Advances to suppliers and other current assets	2,946,991	(11,265,461)
Inventories	(606,137)	(233,562)
Accounts payable	(4,706,261)	1,116,836
Accrued expenses	1,254,603	284,774
Income tax payable	(796,119)	(1,146,977)
Advances from customers	23,322	41,843
Net cash provided by (used in) operating activities	86,477	6,555,446
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(990,799)	(10,125)
Proceeds from disposal of plant, property and equipment	-	190,185
Prepayment for other assets	(197,956)	(1,336,259)
Prepayments for deposit on equipment	-	(31,163,680)
Net cash used in investing activities	(1,188,755)	(32,319,879)
CASH FLOWS FROM FINANCING ACTIVITIES
Issue of common stock	2,679,779	16,641,291
Proceeds from short-term notes	-	61,267
(Repayment) proceed of related party loans	263,020	(87,267)
Repayment of short-term bank loans	-	(594,290)
(Repayment) proceed of long term debt	2,021,142	(1,229,949)
Payment for capital lease	-	7,982,400
Net cash provided by financing activities	4,963,941	22,773,452
Effect of change in exchange rate	(587,459)	(6,272,151)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	3,274,204	(9,263,132)
Cash and cash equivalents, beginning of period	1,143,585	50,006,914
Cash and cash equivalents, end of period	$4,417,789	$40,743,782

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$562,761	$208,665
Cash paid for income taxes	$260,085	$1,259,559

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$197,956	$2,342,127
Equipment acquired by capital lease	$-	$-

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-28

FUTURE FINTECH GROUP INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. Basis of Presentation

The unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the unaudited financial statements have been prepared on the same basis as the annual financial statements and reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the financial position as of June 30, 2017 and the results of operations and cash flows for the periods ended June 30, 2017 and 2016. The financial data and other information disclosed in these notes to the interim financial statements related to these periods are unaudited. The results for the three months and six months ended June 30, 2017 are not necessarily indicative of the results to be expected for any subsequent periods or for the entire year ending December 31, 2017. The balance sheet at December 31, 2016 has been derived from the audited financial statements at that date.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the Securities and Exchange Commission’s rules and regulations. These unaudited financial statements should be read in conjunction with our audited financial statements and notes thereto for the year ended December 31, 2016 as included in our Annual Report on Form 10-K.

2. Business Description and Significant Accounting Policies

On June 6, 2017, the Company filed a Certificate of Amendment with the Secretary of State for the State of Florida to amend and restate its articles of incorporation to change its name from SkyPeople Fruit Juice, Inc. to Future FinTech Group Inc., effective immediately (“the Name Change”). The Name Change was approved by the Company’s Board of Directors on March 30, 2017 and by shareholders holding a majority of the Company’s issued and outstanding capital stock on March 31, 2017. In addition, effective as of June 6, 2017, the Company’s bylaws were amended and restated to reflect the Name Change.

The principal activities of Future Fintech Group Inc. (“Future FinTech”) (together with our direct or indirect subsidiaries, “we,” “us,” “our” or “the Company”) consist of production and sales of fruit juice concentrates, fruit juice beverages, and other fruit-related products in the People’s Republic of China (“PRC”, or “China”), and overseas markets. All activities of the Company are principally conducted by subsidiaries operating in the PRC.

F-29

Organizational Structure

Our current organizational structure is set forth in the diagram below:

Future FinTech Group, Inc. (Florida, U.S.) "Future FinTech"
100%
SkyPeople Foods Holdings Limited (BVI) "SkyPeople Foods"
100%
HeDeTang Holdings (HK) Ltd. (HK) "HeDeTang Holdings (HK)"
73.42%
Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (PRC) "Tianshunda"
26.36%
SkyPeople Juice Group Co., Ltd. PRC(2) "SkyPeople (China)"
10%
0.6%
Xi'an Cornucopia International Co., Ltd.(9) (PRC) "Xi'an Cornucopia"
90%
99.4%
Xi'an Hedetang Fruit Juice Beverages Co., Ltd.(8) (PRC) "Xi'an Hedetang Juice Beverages"
51.02%
51.01%
59.09%
79.23%
91.15%
99.5%
78%
90%
Yingkou Trsty Fruit Juice Co., Ltd.(13) (PRC) "Yingkou"
Huludao Wonder Fruit Co., Ltd.(12) (PRC) "Huludao Wonder"
Hedetang Agricultural Plantations (Yidu)(4) (PRC) "Agricultural Plantations Yidu"
Hedetang Foods Industry (Yidu) Co., Ltd. (PRC)(3) "Foods Industry Yidu"
Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd.(1) (PRC) "Shaanxi Qiyiwangguo"
Shaanxi Heying Trading Co., Ltd. (PRC)(23) "Shaanxi Heying"
Xi'an Hedetang E-Commerce Co., Ltd. (PRC)(16) "Hedetang E-Commerce"
Hedetang Foods Industry (Zhouzhi) Co., Ltd. (PRC)(19) "Foods Industry Zhouzhi"
48.98%
48.99%
40.91%
20.77%
22%
10%
Xi'an Taizhan Financial Management Co., Ltd.(22) (PRC) "Xi' an Taizhan"
100%
FullMart Holdings Limited (BVI) "FullMart"
100%
Hedetang Holdings (Asia-Pacific) Ltd (HK) "Hedetang Holdings (Asia-Pacific)"
100%
HeDeJiaChuan Holding Group Co., Ltd. (PRC)(11) "HeDeJiaChuan Holding"
100%
HeDeJiaChuan Foods (Xi'an Co., Ltd.)(10) (PRC) "HeDeJiaChuan Xi'an"
90%
99.5%
100%
96.67%
10%
3.33%
Hedetang Foods Industry (Jingyang) Co., Ltd. (PRC)(14) "Foods Industry Jingyang"
SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd.(5) (PRC) "SkyPeople Suizhong"
HeDeJiaChuan Foods (Yichang) Co., Ltd.(15) "HeDeJiaChuan Yichang"
Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (PRC)(7) "Guo Wei Mei"
100%
Belkin Foods Holdings Group Ltd. (BVI) "Belkin"
100%
Future FinTech (HongKong) Limited (HK)(20) "Future FinTech (HK)"
100%
Hedetang Foods (China) Co., Ltd. (PRC)(17) "Hedetang Foods (China)"
90%
Hedetang Farm Products Trading Markets (Mei County) Co., Ltd. (PRC)(6) "Trading Market Mei County"
100%
100%
10%
Hedetang Agricultural Plantations (Mei County) Co., Ltd. (PRC)(18) "Agricultural Plantations Mei County"
Shaanxi Quangoutong E-commerce Inc. (PRC)(21) "Quangoutong"

(1)	Xi’an Qinmei Food Co., Ltd., an entity not affiliated with the Company, owns the remaining 8.85% of the equity interest in Shaanxi Qiyiwangguo.
(2)	Formerly known as Shaanxi Tianren Organic Food Co. Ltd.
(3)	Hedetang Foods Industry (Yidu) Co., Ltd., formerly known as SkyPeople Juice Group Yidu Orange Products Co., Ltd., was established on March 13, 2012. Its scope of business includes deep processing and sales of oranges.
(4)	Hedetang Agricultural Plantations (Yidu) Co., Ltd., formerly known as Hedetang Fruit Juice Beverages (Yidu) Co., Ltd., was established on March 13, 2012. Its scope of business includes the planting, acquisition and sales of vegetables, fruits, flowers, farm products; fresh fruit picking; research, training and promotion of planting and breeding technology.

F-30

(5)	SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd. was established on April 26, 2012. Its scope of business includes the initial processing, quick-frozen and sales of agricultural products and related by-products.
(6)	Hedetang Farm Products Trading Market (Mei County) Co., Ltd., formerly known as SkyPeople Juice Group (Mei County) Kiwi Fruit and Farm Products Trading Market Co., Ltd. (“Kiwi Fruit & Farm Products”) was established on April 19, 2013. Its scope of business includes preliminary processing of agricultural and subsidiary products, establishment of trading market for agriculture products, and similar activities.
(7)	Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. was established on April 19, 2013. Its scope of business includes producing kiwi fruit juice, kiwi puree, cider beverages, and similar products.
(8)	Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”) was established on March 31, 2014. Its scope of business includes the production and sales of fruit juice beverages.
(9)	Xi’an Cornucopia International Co., Ltd. (“Cornucopia”) was established on July 2, 2014. Its scope of business includes the retail and wholesale of pre-packaged food.
(10)	Shaanxi Fruitee Fun Co., Ltd. (“Fruitee Fun”) was established on July 3, 2014. Its scope of business includes retail and wholesale of pre-packaged food. Shaanxi Fruitee Fun Co., Ltd. (also known as Shaanxi Guoweiduomei Beverage Co., Limited) changed its name to Hedetang Foods Industry (Xi’an) Co., Ltd. (“Foods Industry Xi’an”) on July 5, 2016.
(11)	Hedetang Holding Group Co., Ltd., formerly known as Hedetang Holding Co., Ltd. (“Hedetang Holding”) was established on July 21, 2014. Its scope of business includes corporate investment consulting, corporate management consulting, corporate imagine design and corporative marketing planning.
(12)	The Company acquired Huludao Wonder Co. Ltd. (“Huludao”) on June 10, 2008. Its scope of business mainly includes the manufacture and sale of concentrated fruit juice and fruit juice beverages.
(13)	The Company acquired Yingkou Trusty Fruits Co., Ltd. (“Yingkou”) on November 25, 2009. Its scope of business mainly includes the manufacture of concentrated fruit juice.
(14)	Hedetang Foods Industry (Jingyang) Co., Ltd. was established on June 7, 2016. Its scope of business includes processing, storage and sales of farm products, fruits, tea and snacks; research and promotion of processing technology of organic agriculture, fruit industry and agricultural products.
(15)	HedeJiachuan Foods (Yichang)Co. Ltd (“Hedejiachuan Yichang”), formerly known as Hedetang Farm Products Trading Market (Yidu) Co., Ltd., and Hedetang Foods Industry (Yichang) Co., Ltd, was established on March 23, 2016. Its scope of business includes construction, operation, and property management of a farm products trading market; e-commerce service of farm products; and construction and operation management of e-commerce information platform.
(16)	Xi’an Hedetang E-Commerce Co., Ltd. was established on April 21, 2016. Its scope of business includes online sales of pre-packaged foods and bulk foods.
(17)	The company acquired Hedetang Foods (China) Co., Ltd. (“Hedetang Foods China”) on May 18, 2016 through the acquisition of Belking Foods Holdings Group Co., Ltd., the 100% indirect shareholder of Hedetang Foods China, on the same date. The scope of business of Hedetang Foods China includes wholesale and retail of foods and beverages; import and export trade of fruit, vegetables, dried fruit; packaging; logistics and distribution; online sales; and business management consulting services.
(18)	Hedetang Agricultural Plantations (Mei County) Co., Ltd. was established on September 2nd, 2016. Its scope of business includes the planting, acquisition and sales of vegetables, fruits, flowers, Chinese herbal medicine, farm products; fresh fruit picking; research, training and promotion of planting and breeding technology, development and training of E-commerce and online sales of agricultural and sideline products.
(19)	Hedetang Foods Industry (Zhouzhi) Co., Ltd. was established on November 29, 2016. Its scope of business includes production, processing and sales of kiwifruit wine, juice, puree and beverages; the storage and sales of fresh fruits; and import and export of a variety of products and technology.
(20)	Future FinTech (HongKong) Limited (“FintTech HK”), formerly known as Future World Trading (Hong Kong) and SkyPeople International Trading (HK) Limited, which was first established on July 27, 2016. It mainly engages in the import and export of food products.
(21)	Shaanxi Quangoutong E-commerce Inc. was acquired on May 27, 2017. Its main business scope includes computer hardware and software equipment, electronic products and communication equipment, computer network engineering design, business information consultation and investment management.
(22)	Xi’an Taizhan Financial Management Co. Ltd (“Xi’an Taizhan”) was established on March 17, 2017. Its main business scope includes financial management consulting, business information consulting and engineering information consulting, enterprise management consulting and feasibility analysis and editing of project construction.
(23)	Shaanxi Heying Trading Co. Ltd was established on December 17, 2009. Its main business scope includes the sales of pre-packaged food, bulk food; import and export of goods and technology; food technology research and development; business management and consulting, corporate planning services.

F-31

Principles of Consolidation

Our consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

The consolidated financial statements are prepared in accordance with U.S. GAAP. This basis differs from that used in the statutory accounts of SkyPeople (China), Hedetang Food (China), Hedetang Holding, Huludao Wonder, Xi’an Cornucopia, Xi’an Hedetang Juice Beverages, Yingkou, Shaanxi Qiyiwangguo, Hedetang E-commerce, SkyPeople Suizhong, Shaanxi Fruitee Fun, Food Industry Yidu, Food Industry Jingyang, Guo Wei Mei, Agriculture Plantation Yidu, Trading Market Yidu, and Trading Market Mei County, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in the PRC. All necessary adjustments have been made to present the financial statements in accordance with U.S. GAAP.

Uses of estimates in the preparation of financial statements

The Company’s condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates.

Shipping and Handling Costs

Shipping and handling amounts billed to customers in related sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $193,871 and $27,883 for the three months ended June 30, 2017 and 2016, respectively; and

$325,851 and $42,037 for the six months ended June 30, 2017 and 2016, respectively; are reported in the Consolidated Statements of Income and Comprehensive Income (Loss) as a component of selling expenses.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

Earnings per share

The Company adopted ASC Topic 215, Statement of Shareholder Equity. Basic EPS are computed by dividing net income available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS give effect to all dilutive potential common shares outstanding during a period. In computing diluted EPS, the average price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options and warrants.

F-32

Recent Accounting Pronouncements

In January 2017, the FASB issued a new accounting standard update on simplifying the accounting for goodwill impairment. The new guidance eliminates the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the goodwill impairment test) to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. This guidance will be effective for interim or annual goodwill impairment tests in fiscal years beginning after December 15, 2019 and will be applied prospectively. Early adoption is permitted for any impairment tests performed after January 1, 2017. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, “Clarifying the Definition of a Business,” which clarifies the definition of a business in ASC 805. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. Currently, there is no impact to our consolidated financial statements and related disclosures, but we will adopt on January 1, 2018 for any business combinations and will consider adopting early for any acquisitions prior to January 1, 2018.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 718): Scope of Modification Accounting”, which amends the scope of modification accounting for share-based payment arrangements. The ASU provides guidance on the types of changes to the terms or conditions of share-based payment awards to which we would be required to apply modification accounting under ASC 718. Specifically, we would not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The guidance is effective for annual reporting periods, including interim period within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period. We are currently evaluating the impact the standard may have on our consolidated financial statements and related disclosures should we have a modification to our share-based payment awards in the future.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the six months ended June 30, 2017 compared to the recent accounting pronouncements described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that are of significance or potential significance to us.

3. Inventories

Inventories by major categories are summarized as follows:

	June 30, 2017 (Unaudited)	December 31, 2016 (Audited)

Raw materials and packaging	$2,498,845	$1,107,857
Finished goods	1,230,117	1,933,443
Inventories	$3,728,962	$3,041,300

4. Related Party Transaction

Sales to related party

The Company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $58,972 and $0 for the six months ended June 30, 2017 and 2016, respectively. The accounts receivable balances were approximately $59,802 and $308,304 as of June 30, 2017 and December 31, 2016, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors (and former Chairman and Chief Executive Officer), Mr. Yongke Xue.

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Long-term loan – related party

There were no short-term loans to a related party as of each of June 30, 2017 and 2016.

On February 18, 2013, SkyPeople (China) entered into a loan agreement with SkyPeople International Holdings Group Limited (the “Lender”). At that time the Lender indirectly held 50.2% interest in the Company and currently holds 12.9% interest in the Company. Mr. Yongke Xue (“Y. K. Xue”), then the Chairman and Chief Executive Officer (“CEO”) of the Company and currently a Member of the Company’s Board of Directors (the “Board”) and Mr. Hongke Xue, our Chairman and CEO, indirectly and beneficially own 80.0% and 9.4% of the equity interest in the Lender, respectively. Pursuant to the Agreement, the Lender agreed to extend to the Company a one-year unsecured term loan with a principal amount of $8.0 million at an interest rate of 6% per annum. During 2013, the Company received $8.0 million from the Lender. In February 2014, both parties extended this loan for another two years under the original terms of the agreement.

On October 16, 2015, the Company entered into a Share Purchase Agreement with the Lender to sell 5,321,600 shares (not giving effect to the reverse split of the Company’s common stock) of the common stock of the Company at the price of $7,982,400, and which was paid by cancellation of the loan by the Lender. On March 10, 2016, the Lender canceled the loan and the shares were issued to the Lender.

5. Concentrations

(1) Concentration of customers

Sales to our five largest customers accounted for approximately 20% and 33% of our net sales during the six months ended June 30, 2017 and 2016, respectively. There was no single customer representing over 10% of total sales for the six months ended June 30, 2017 and 2016, respectively.

Sales to our five largest customers accounted for approximately 20% and 49% of our net sales during the three months ended June 30, 2017 and 2016, respectively. There was no single customer representing over 10% of total sales for the three months ended June 30, 2017, and there was one customer representing 13% of total sales for the three months ended June 30, 2016.

(2) Concentration of suppliers

Two suppliers accounted for 59% and 11% of our purchases, respectively, for the six months ended June 30, 2017, and one supplier accounted for 83% of our purchases for the six months ended June 30, 2016.

During the three months ended June 30, 2017, four suppliers accounted for 33%, 19%, 14% and 12% of our purchases, respectively. During the three months ended June 30, 2016, three suppliers accounted for 59%, 13% and 11% of our purchases, respectively.

6. Issuance of common stock and warrants

On February 28, 2017, the Company issued options to purchase 62,500 shares of the Company’s common stock with an exercise price equal to the fair market value of the Company’s Common Stock (as defined under the 2011 Stock Incentive Plan in conformity with Regulation 409A of the Tax Reform Act of 1986, as amended) at the date of grant to three of the Company’s employees pursuant to the 2011 Stock Incentive Plan, which was approved by the Company’s shareholders at annual stockholders meeting on August 18, 2011. These options vested immediately on the grant date with a fair market value of $223,375 based on the fair value of $3.57 per share, which was determined by using the Black Scholes option pricing model. The Company recognized stock-based compensation expense of $223,375 in the first quarter of fiscal 2017 under the 2011 Stock Incentive Plan.

On March 29, 2017, the Company issued 250,000 shares of the Company’s unrestricted common stock to six of the Company’s employees pursuant to our Omnibus Equity Plan, which was approved by the Company’s shareholders at the annual stockholders meeting on November 19, 2015. The Company recorded an expense of $250 in the first quarter of fiscal 2017 under the Omnibus Equity Plan, reflecting a par value of $0.01 per share of the Company’s common stock.

The Company’s the Omnibus Equity Plan permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 250,000 shares of Common Stock.

F-34

On April 12, 2017, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers (the “Purchasers”), pursuant to which the Company offered and sold to the Purchasers, in a registered direct offering, an aggregate of 862,097 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”). The Shares were sold to the Purchasers at a negotiated purchase price of $3.10 per share, for aggregate gross proceeds to the Company of $2,672,500, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares were offered pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the SEC on August 3, 2015, amended on February 17, 2017, and was declared effective on February 23, 2017 (File No. 333-206353) (the “Registration Statement”).

In a concurrent private placement, the Company also issued to the each of the Purchasers a warrant to purchase one (1) share of the Company’s Common Stock for each share purchased under the Purchase Agreement, pursuant to that certain Common Stock Purchase Warrant, by and between the Company and each Purchaser (each, a “Warrant”, and collectively, the “Warrants”). The Warrants will be exercisable beginning on the six month anniversary of the date of issuance at an initial exercise price of $5.20 per share and will expire on the five and a half year anniversary of the date of issuance.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement, and were instead offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act. Each Purchaser was either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

In connection with the private placement and in accordance with the Purchase Agreement, the Company was required to file a registration statement on Form S-1 within 45 calendar days after the date of the Purchase Agreement to provide for the resale of the Warrant Shares. The Company’s registration statement on Form S-1 (File No. 333-218276) became effective on June 12, 2017.

Rodman & Renshaw, a unit of H.C. Wainwright & Co., served as our placement agent in connection with the offering under the Purchase Agreement and received warrants to purchase our Common Stock in an amount equal to 4% of our Shares sold to the Purchasers in the offering on substantially the same terms as the Warrants, with an initial exercise price of $5.20 per share, except that the termination date shall be April 12, 2022 and the warrants have certain transfer restrictions pursuant to FINRA Rule 5110 (the “Placement Agent Warrants”).

Per the terms of the Purchase Agreement, the Company agreed with the Purchasers to the following: (i) that subject to certain exceptions, the Company will not, within the ninety day period immediately following the closing of the offering, enter into any agreement to issue or announce the issuance or proposed issuance of any securities; (ii) the Company will not, during the period in which the Warrants are outstanding, enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) until the one-year anniversary of the closing of the offering, the Company will not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares then outstanding and still held by them, subject to certain exceptions.

The Company also agreed to indemnify each of the Purchasers against certain losses resulting from its breach of any representations, warranties or covenants under agreements with each of the Purchasers, as well as under certain other circumstances described in the Purchase Agreement.

7. Share split

On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock remains a par value of $0.001. No changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000, none of which have been issued. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016.

F-35

8. Transfer of shares

On March 11, 2016, SkyPeople Juice International Holding (HK) Limited (the “Skypeople HK”), a wholly owned subsidiary of SkyPeople Fruit Juice, Inc. (the “Company”) and a 99.78% owner of SkyPeople Juice Group Co., Ltd. (“Skypeople China”) entered into a Share Transfer Agreement and a Capital Contribution (the “Agreements”) with Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China.

Skypeople HK incorporated Skypeople China in Shaanxi Province, China on March 13, 2012 and pursuant to the approval certificate and business license of Skypeople China, SkyPeople HK was required to contribute RMB 427,000,000 (approximately $65,698,308) and Hongke Xue, currently the Chairman of the Board of Directors of the Company and our Chief Executive Officer (“Xue”), was required to contribute RMB 1,000,000 (approximately $153,846) to Skypeople China, and Skypeople HK and Xue as a result would own 427,000,000 shares (99.78%) and 1,000,000 shares (0.22%) of Skypeople China, respectively. As of March 10, 2016, Skypeople HK had contributed RMB 314,190,900 (approximately $48,337,062) to Skypeople China but had not contributed the remaining RMB 112,809,100 (approximately $17,355,246) as the payment for 112,809,100 shares of Skypeople China.

Pursuant to the Agreements, TSD shall acquire 112,809,100 shares of Skypeople China from Skypeople HK and shall make a total capital contribution RMB 131,761,028.80 (approximately $20,270,928) to Skypeople China, which is calculated based upon 8 times of Skypeople China’s net profit per share for 2014 (about RMB 0.146 per share) multiplied by 112,809,100 shares. RMB 112,809,100 out of the RMB 131,761,028.80 (the “Capital Contributions”) shall be used as payment for outstanding capital contribution due to Skypeople China by Skypeople HK and the remaining RMB 18,951,928.80 (approximately $2,915,681) shall be used as additional capital contribution to Skypeople China and shall be deposited into Skypeople China’s capital surplus account. On March 18, 2016, TSD paid the full Capital Contributions to Skypeople China and the shares were transferred, resulting in TSD owning 112,809,100 shares, or 26.36%, of Skypeople China.

On June 15, 2016, Hedetang Holdings Co., Ltd. (the “Hedetang”), a wholly owned subsidiary of the Company, entered into a Share Transfer Agreement (the “Agreement”) with Shaanxi New Silk Road Kiwifruit Group Inc. ( “NSR”), a limited liability corporation registered in China. Pursuant to the Agreement, NSR was to acquire 51% of the equity shares of Shaanxi Guoweiduomei Beverage Co, Limited, a wholly owned subsidiary of Hedetang (the “Shares”). The tentative total transfer price for the Shares was 300 million RMB (approximately $46 million). NSR was to pay the total transfer price to Hedetang within six months of the effective date of the Agreement.

On July 5, 2016, Hedetang completed the registration of 51% of its shares in Shaanxi Guoweiduomei Beverage Co., Limited under the name of NSR with China’s State Administration for Industry and Commerce. Pursuant to the terms of the Agreement, the transferred shares were still under the control of Hedetang until it receives full payment from NSR. On January 20, 2017, the Company’s Board of Directors approved the termination of the Agreement with NSR because the local government authority had not approved the transaction contemplated thereby and the Company had not received the required payment within six months of the effective date of the Agreement. On January 26, 2017, Hedetang executed a Termination Agreement for the Share Transfer Agreement with NSR. Pursuant to the Termination Agreement, Hedetang agreed not to claim any compensation or penalty against NSR under the Agreement and NSR agreed to cooperate with Hedetang to complete the process to transfer share ownership back to the Hedetang within 60 days of the date of the Termination Agreement. On March 15, 2017, NSR transferred back the share ownership to Hedetang.

F-36

9. Other Receivables

As of June 30, 2017, the balance of other receivables was $29,814,516, which mainly consisted of a deposit of approximately $29 million for the purchase of a kiwi orchard in Mei County.

In April 2016, the Company signed a letter of intent with Mei County Kiwifruits Investment and Development Corporation to purchase 833.5 mu (approximately 137.3 acres) of kiwifruits orchard in Mei County. The purchase price will be determined by a third party valuation company appointed by both parties. As of the date of this report, the valuation has not been completed. The Company paid RMB 200 million (approximately $29 million) as a deposit (“Deposit”) in the second quarter of 2016. The purchase is subject to government approval, approval by the Company’s Board of Directors and definitive agreement negotiated and signed by the parties. Pursuant to the letter of intent, the Deposit shall be returned to the Company within 10 working days upon the request of the Company if the kiwifruits orchard cannot be transferred to the Company according to the schedule. The Company expects to complete the purchase process in the fourth quarter of 2017. As the transaction is not completed, the Company recorded this deposit as other receivables in its balance sheet.

10. Advances to suppliers and other current assets

As of June 30, 2017, the balance of advances to suppliers and other current assets was $56,835,838, which mainly consisted of approximately $34.7 million for the leasing fee for the kiwifruits orchard in Mei County and approximately $21.8 million for the leasing fee for the orange orchard in Yidu city.

On August 3, 2016, Shaanxi Guoweimei Kiwi Deep Processing Company, an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 20,000 mu (approximately 3,292 acres) of a kiwifruits orchard located in Mei County, Shaanxi Province, with the Di’ErPo Committee of Jinqu Village, Mei County, Shaanxi for a term of 30 years, from August 5, 2016 to August 4, 2046. The annual leasing fee is RMB 1,250 (approximately $189) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016, 2026 and 2036. The Company made a payment of RMB 250 million (approximately $36.2 million) for the first 10 years’ leasing fees on August 15, 2016, which is recorded as advances to suppliers and other current assets in the Company’s balance sheet. The Company has amortized $1.8 million as expenses for the six months ended June 30, 2017.

On August 15, 2016, Hedetang Agricultural Plantations (Yidu) Co., Ltd., an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 8,000 mu (approximately 1,317 acres) of an orange orchard located in the city of Yidu, Hubei Province, with the Yidu Sichang Farmers Association, Hubei Province, for a term of 20 years, from September 22, 2016 to September 21, 2036. The annual leasing fee is RMB 2,000 (approximately $306) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016 and 2026. The Company made a payment of RMB 160 million (approximately $23.2 million) for the first 10 years’ of leasing fees on September 20, 2016, which is recorded as deposits in the Company’s balance sheet. The Company has amortized $1.2 million as expenses for the six months ended June 30, 2017.

11. Discontinued Operation

The Company’s Huludao Wonder operation, a subsidiary which produces concentrated apple juice, suffered continued operating losses in the three fiscal years prior to 2016 and its cash flow was minimal for these three years. In December 2016, the Company established a winding-down plan to close this operation. Based on the restructuring plan and in accordance with EITF 03-13, the Company presented the operating results from Huludao Wonder as a discontinued operation, as the Company believed that no continued cash flow would be generated by the disposed component (Huludao Wonder) and that the Company would have no significant continuing involvement in the operation of the discontinued component. Management of the Company initiated a plan to sell the property located in Huludao in December 2016, and ceased the depreciation of the property in accordance with SFAS No. 144. In fiscal year 2016, the Company recorded an impairment loss of $2.4 million with respect to the concentrated fruit juice production equipment in Huludao Wonder. In accordance with the restructuring plan, the Company intends to transfer the concentrated fruit juice production equipment in Huludao Wonder to another subsidiary and sell the land and facilities upon favorable circumstances. As the Company does not expect to sell the assets of Huludao Wonder in the near future, the assets were not recorded as assets held for sale as of June 30, 2017. The book value of the land usage right was $4,460,936 and the book value of the building was $15,848,879 as of June 30, 2017. The Company believes that the assets’ book value was lower than its fair value, less the cost to sell.

As of June 30, 2017, there was an outstanding bank loan of $5.80 million owed by Huludao Wonder to a lending bank. Huludao Wonder has disputed the interest rate on this loan with the bank, and stopped payment of interest on this loan during 2016. The bank sued Huludao Wonder and asked Huludao Wonder to pay back the loan principal and the outstanding interest. As of the date of this report, the Company has not yet reached an agreement with the bank. The Company expects to pay back the outstanding principal and interest of this loan after the assets are sold.

F-37

During the process of winding down the Company’s operation in Huludao Wonder, the Company incurred general and administrative expenses of approximately $48,023 during the three months ended June 30, 2017, and approximately $96,708 during the six months ended June 30, 2017.

Loss from discontinued operations for the three and six months ended June 30, 2017 and 2016 was as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)

REVENUES	$-	$-	$-	$-
COST OF SALES	-	-	-	-
GROSS PROFIT	-	-	-	-

OPERATING EXPENSES:
General and administrative	(48,023)	-	(96,708)	-
Selling expenses	-	-	-	-
Total	(48,023)	-	-	-

OTHER INCOME (EXPENSE)
Interest expense	-	-	(1)	-
Interest income	-	-	1	-
Total	-	-	-	-
Loss from discontinued operations before income tax	(48,023)	-	(96,708)
Income tax provision	-	-	-	-

LOSS FROM DISCONTINUED OPERATIONS	$(48,023)	$-	(96,708)	-

The loss from discontinued operations was $48,023 and $96,708 for the three months and six months ended June 30, 2017, respectively. The Company does not provide a separate cash flow statement for the discontinued operations. The loss from discontinued operations was deemed cash outflow from operating activities of the discontinued operations. The impact of this discontinued operation was considered immaterial when compared with the total revenues for the six months ended June 30, 2017 and 2016, which were approximately $5.74 million and $15.67 million, respectively. The Company believes there will not be any future significant cash flows from the discontinued operation, as the outstanding accounts receivable and accounts payable are immaterial to the Company’s financial position and liquidity.

12. Segment Reporting

The Company operates in six segments: concentrated apple juice and apple aroma, concentrated kiwifruit juice and kiwifruit puree, concentrated pear juice, fruit juice beverages, fresh fruits and vegetables, and others. Our concentrated apple juice and apple aroma was primarily produced by the Company’s Huludao Wonder factory; concentrated pear juice is primarily produced by the Company’s Jiangyang factory. The Company’s Huludao Wonder operation suffered continued operating losses in the three fiscal years prior to 2016 and its cash flow was minimal for these three years. In December 2016, the Company established a winding-down plan to close this operation. The Company’s Yingkou factory in Liaoning also did not produce any concentrated apple juice in the past two years due to lower market demand on concentrated apple juice and heavy competition in the international market. The Company uses the same production line to manufacture both concentrated apple juice and concentrated pear juice. Shaanxi Province, where the factory of Jianyang factory is located is rich in fresh apple and pear supplies. Jiangyang factory also produces concentrated apple juice. Concentrated kiwifruit juice and kiwifruit puree is primarily produced by the Company’s Qiyiwangguo factory, and fruit juice beverages are primarily produced by the Company’s Qiyiwangguo factory. The Company’s other products include fructose, concentrated turnjujube juice, and other by products, such as kiwifruit seeds. The production of other products is based on customers’ orders. The other products sales amount is currently small and unpredictable.

F-38

Concentrated fruit juice is used as a basic ingredient for manufacturing juice drinks and as an additive to fruit wine and fruit jam, cosmetics and medicines. The Company sells its concentrated fruit juice to domestic customers and exported directly or via distributors. The Company believes that its main export markets are the United States, the European Union, South Korea, Russia and the Middle East.  The Company sells its Hedetang branded bottled fruit beverages domestically primarily to supermarkets in the PRC. The Company sells its fresh fruit and vegetables to supermarkets and whole sellers in the PRC.

Some of these product segments might never individually meet the quantitative thresholds for determining reportable segments and we determine the reportable segments based on the discrete financial information provided to the chief operating decision maker. The chief operating decision maker evaluates the results of each segment in assessing performance and allocating resources among the segments. Since there is an overlap of services provided and products manufactured between different subsidiaries of the Company, the Company does not allocate operating expenses and assets based on the product segments. Therefore, operating expenses and assets information by segment are not presented. Segment profit represents the gross profit of each reportable segment.

For the three months ended June 30, 2017 (in thousands)

	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Fresh fruits and vegetables	Others	Total
Reportable segment revenue	$277	$178	$278	$4,280	$-	13	$5,026
Inter-segment loss	(246)	(61)	(165)	(1,776)	-	(1)	(2,248)
Revenue from external customers	31	117	113	2,504	-	12	2,777
Segment gross profit	$3	$36	$21	$1,226	$-	6	$1,292

For the three months ended June 30, 2016 (in thousands)

	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Fresh fruits and vegetables	Others	Total
Reportable segment revenue	$3,204	$433	$1,945	$5,457	$-	1,548	$12,587
Inter-segment loss	(1,324)	(2)	(988)	-	-	(44)	(2,358)
Revenue from external customers	1,880	431	957	5,457	-	1,505	10,229
Segment gross profit	$321	$32	$216	$2,600	$-	43	$3,211

F-39

For the six months ended June 30, 2017 (in thousands)

	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Fresh fruits and vegetables	Others	Total
Reportable segment revenue	$1,515	$383	$1,771	$5,652	$-	14	$9,335
Inter-segment loss	(465)	(72)	(735)	(2,326)	-	(1)	(3,599)
Revenue from external customers	1,050	311	1,036	3,326	-	13	5,736
Segment gross profit	$32	$81	$147	$1,561	$-	6	$1,827

For the six months ended June 30, 2016 (in thousands)

	Concentrated apple juice and apple aroma	Concentrated kiwifruit juice and kiwifruit puree	Concentrated pear juice	Fruit juice beverages	Fresh fruits and vegetables	Others	Total
Reportable segment revenue	$13,678	$472	$2,255	$5,461	$-	1,550	$23,416
Inter-segment loss	(6,538)	(26)	(1,141)	(2)	-	(43)	(7,750)
Revenue from external customers	7,140	446	1,114	5,459	-	1,507	15,666
Segment gross profit	$365	$24	$220	$2,601	$-	44	$3,254

The following table reconciles reportable segment profit to the Company’s condensed consolidated income before income tax provision for the three months ended June 30, 2016 and 2015:

	2017	2016
Segment profit	$1,827,357	$3,253,796
Unallocated amounts:
Operating expenses	(6,438,299)	(3,298,887)
Other expenses	(422,015)	(239,813)
Income (loss) before tax provision	$(5,032,957)	$(284,904

F-40

13. Entry into a Material Definitive Agreement.

On March 20, 2017, Hedetang Foods (China) Co. Ltd. (“Hedetang Foods (China)”) and Hedetang Farm Products Trading Market (Mei County) Co. Ltd. (“Trading Market Mei County”), two wholly-owned subsidiaries of SkyPeople Fruit Juice, Inc. (the “Company”), entered into a Cooperation Framework Agreement of the Spot Trading Company (the “Agreement”) with Xi’an Taizhan Financial Management Co., Ltd. (“Taizhan”).

Pursuant to the Agreement, Hedetang Foods (China), Trading Market Mei County and Taizhan will jointly establish a new company currently named as China Agricultural Commodity Trading Market Co., Ltd. (“China Agricultural Commodity Trading Center”) in Mei County, Shaanxi Province, China. The total registered capital for China Agricultural Commodity Trading Center will be RMB 50 million (approximately $7.35 million). Hedetang Foods (China) agreed to contribute RMB 17.50 million (approximately $2.57 million), Trading Market Mei County agreed to contribute RMB 15 million (approximately $2.21 million) and Taizhan agreed to contribute RMB 17.50 million (approximately $2.57 million) in capital contributions to China Agricultural Commodity Trading Center. All capital contributions to China Agricultural Commodity Trading Center shall be completed before March 20, 2037. Each shareholder of China Agricultural Commodity Trading Center shall be able to enjoy the profits and assume the losses of China Agricultural Commodity Trading Center based upon the percentages of their respective capital contributions. As of the date of this report, the new company has not yet been registered.

14. Commitments and Contingencies

Litigation

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables due to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

The Company has responded to the court and taken the position that the financings under the agreements are essentially loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal force from inception. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending the judge’s verdict.

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay an RMB 40 million (approximately $5.80 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016. On December 19, 2016, the Court accepted the case. The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date. Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon, and the Company has not reached an agreement with the bank as of the date of this report.

F-41

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

15. Acquisition of a Business

On December 2, 2016, the Company’s wholly owned subsidiary, Xi’an Cornucopia International Co., Ltd. (“Cornucopia”) entered an Equity Investment Agreement (the “Agreement”) with two shareholders of Shaanxi Heying Trading Co. Ltd (“Heying” and formerly know Xi’an Yingxin Business Consulting Co., Ltd.) who own 100% of Heying. The main business of Heying includes the sales of pre-packaged food and bulk food; the import and export of goods and technology; food technology research and development; business management and consulting, and corporate planning services.

Under the terms of the Agreement, the Company agreed to increase Heying’s registered capital from RMB 50,000 (approximately $7,380) to RMB 10 million (approximately $1.5) million to satisfy its future operating cash flow needs, and Heying agreed to issue new shares to Cornucopia so that it will hold 99.5% of the issued and outstanding shares of Heying. The increased registered capital can be contributed before December 31, 2046. As Heying did not finish the change of registration process with State Administration of Industry and Commerce (“SAIC”) and the local Tax Bureau in China after the Agreement was signed, Heying’s original Board of Directors was not changed and the Company did not gain control over Heying at that time.

After Heying changed the registration with SAIC and the local Tax Bureau in China, on April 3, 2017, the parties signed a supplement agreement to the Agreement to confirm Cornucopia is the 99.5% shareholder of Heying and enjoy all the rights and benefits as the 99.5% shareholder, effective on April 3, 2017.

As a result of the contractual arrangements, Cornucopia became the 99.5% beneficiary and actual owner of Heying. Accordingly, the Company adopted the provisions of FIN 46R and consolidated the financial results of Heying from April 1, 2017.

The Company used the purchase method to consolidate Heying with the current assets and liabilities recorded at fair value. The fair value of the acquired net assets of Heying was RMB 15,260 (approximately $2,212).

The following table summarizes the fair value of Heying’s assets and liabilities as of April 1, 2017 (based on the exchange rate of April 1, 2017):

ASSETS
Cash	$4,274
Accounts receivable, net	1,015
TOTAL ASSETS	$5,289

LIABILITIES
Accounts payable	$3.077
TOTAL LIABILITIES	$3,077

NET ASSETS	$2,212

F-42

SkyPeople FoodS Holdings Limited

Balance Sheets

	December 31,
	2016 (unaudited)	2015 (unaudited)

CURRENT ASSETS
Cash and cash equivalents	$1,112,498	$49,141,047
Restricted cash	-	3,079,956
Accounts receivable	4,480,613	47,446,432
Other receivables	18,382,850	11,780,541
Inventories	3,003,459	3,442,583
Deferred tax assets	1,212,590	1,000,263
Advances to suppliers and other current assets	22,619,783	99,198
TOTAL CURRENT ASSETS	50,811,793	115,990,020

PROPERTY, PLANT AND EQUIPMENT, NET	36,888,364	37,864,221
LAND USE RIGHT, NET	11,548,821	10,504,412
DEPOSIT	21,166,075	15,172,309
Related party receivables	173,196,763	42,029,949
TOTAL ASSETS	$293,611,816	$221,560,911

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$7,140,599	$7,984,061
Accrued expenses	26,376,750	6,601,833
Income tax payable	1,276,623	2,153,457
Advances from customers	91	282,846
Short-term bank loan	29,364,279	33,506,838
TOTAL CURRENT LIABILITIES	64,158,342	50,529,035

NON-CURRENT LIABILITIES
Related party payables	65,082,710	7,583,424
TOTAL NON-CURRENT LIABILITIES	65,082,710	7,583,424
TOTAL LIABILITIES	129,241,052	58,112,459

EQUITY

SkyPeople Foods Holdings Limited Stockholders' equity
Common stock, $0.002 par value; 25,000,000 shares authorized; 25,000,000 and 25,000,000 shares issued and outstanding as of December 31, 2016 and 2015, respectively	50,000	50,000
Additional paid-in capital	59,401,372	46,067,101
Retained earning (loss)	117,698,082	120,387,329
Accumulated other comprehensive loss	(17,951,992)	(7,916,57))
Total SkyPeople Foods Holdings Limited stockholders' equity	159,197,462	158,587,857
Non-controlling interests	5,173,302	4,860,595
TOTAL STOCKHOLDERS' EQUITY	164,370,764	163,448,452
TOTAL LIABILITIES AND EQUITY	$293,611,816	$221,560,911

F-43

SkyPeople Foods Holdings Limited

Statements of Operations AND COMPRENSIVE INCOME (LOSS)

	For the Year Ended December 31,
	2016 (unaudited)	2015 (unaudited)
Revenue	$44,617,305	$86,185,199
Cost of goods sold	35,859,600	60,112,693
Gross profit	8,757,704	26,072,506

Operating Expenses
General and administrative expenses	1,916,941	7,945,745
Selling expenses	1,701,765	5,098,743
Total operating expenses	3,618,706	13,044,488

Income from operations	5,138,998	13,028,018

Other income (expenses)
Interest income	157,984	351,915
Subsidy income	16,738	791,619
Interest expenses	(1,698,426)	(3,885,018)
Consulting fee related to capital lease	411,532	(1,413)
Total other income (expenses)	1,112,173	(2,742,897)

Income from Continuing Operations before Income Tax	4,026,826	10,285,121
Income tax provision	1,601,967	4,168,142
Income from Continuing Operations before Minority Interest	2,424,859	6,116,979

Less: Net income attributable to non-controlling interests	(328,919))	(4,048,189))

Income loss from Continuing Operations	2,095,940)	2,068,790

Discontinued Operations (Note 10)
Loss from discontinued operations	(4,785,187)	-
NET INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(2,689,247)	$2,068,790

Other comprehensive income (loss)
Foreign currency translation adjustment	$(6,105,966)	$(4,401,140))
Comprehensive income	(3,681,107)	1,715,839
Comprehensive expense attributable to non-controlling interests	641,626	3,851,644
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(3,039,481)	$5,567,483
Earnings per share:
Basic and diluted earnings (loss) per share from continued operation	$0.08	$0.8
Basic and diluted earnings (loss) per share from discontinued operation	(0.19)	-
Basic and diluted earnings (loss) per share from net income	(0.11)	0.08
Weighted average number of shares outstanding
Basic and diluted*	25,000,000	25,000,000

F-44

SkyPeople FoodS Holdings Limited

Statements of Cash Flows

	For the fiscal year
	2016 (unaudited)	2015 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(2,689,247))	$2,068,790
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	3,684,565	5,352,110
Deferred income tax assets	-
Bad debt provision	2,690,578	2,748,747
Inventory markdown	-
Impairment loss	3,148,468	2,383,991
Gain on sale of assets	-	(315,611)
Changes in operating assets and liabilities
Accounts receivable	35,530,246	13,847,590
Other receivable	60,361,964)	(13,879,219))
Advances to suppliers and other current assets	(23,397,108)	106,676
Inventories	227,544	590,940
Accounts payable	19,725,374	(9,814,472))
Accrued expenses	710,595	1,858,470
Income tax payable	(1,054,677)	(149,444))
Advances from customers	(274,901)	84,279)
Net cash provided by operating activities	98,663,401	4,882,847

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(6,362,893)	(976,881)
Purchase of intangible assets	(2,189,246)	(5,063,445)
Prepayment for other assets	(8,600,604)	47,740,231
Net cash provided by (used in) investing activities	(17,152,743)	41,699,905

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of common stock	8,919,355	-
(Repayment) Proceeds from short-term notes	-	(8,098,740))
Proceeds from related party loan	(138,816,058))
Proceeds from short-term bank loans		7,249,797
Repayment of short-term bank loans	(2,078,155)
Repayment of related party loans	-	(22,671,976))
Net cash used in financing activities	(163,453,100)	(23,520,919))

Effect of change in exchange rate	(644,305)	(2,298,802)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(51,108,505))	20,763,031
Cash and cash equivalents, beginning of year	52,221,003	31,457,972
Cash and cash equivalents, end of year	$1,112,498	$52,221,003

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$2,158,179	$3,885,018
Cash paid for income taxes	$1,601,967	$4,168,142

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$1,815,615	$1,954,220
Equipment acquired by capital lease	$-	$-

F-45

Unaudited SkyPeople Foods Holdings Limited

Statements of Changes in Parent Company Equity

	Common Stock Shares*	Common Stock	Additional Paid in Capital	Retained Earnings	Other Comprehensive Income	Non-Controlling Interest	Total

Balance at December 31, 2014	25,000,000	$50,000	$46,067,101	$118,318,539)	$502,334	$5,057,140	$169,995,114
Common Stocks issued during 2015	-	-	-				-
Net income(loss)	—	—		2,068,790		(4,048,189)	(1,979,399))
Foreign currency translation adjustment	—	—			$(8,418,907)	$3,851,644	$(4,567,263)
Balance at December 31, 2015	25,000,000	50,000	46,067,101	120,387,329)	(7,916,573)	4,860,595	$163,448,452
Common Stocks issued during 2016	—	—	13,334,271				13,334,271
Net income (loss)	—	—		(2,689,247)		$(328,919))	(3,018,166)
Foreign currency translation adjustment					(10,035,419)	641,626	(9,393,793)
Balance at December 31, 2016	25,000,000	$50,000	$59,401,372	$117,698,082)	$(17,951,992)	5,173,302	164,370,764

F-46

SkyPeople Foods Holdings Limited

Notes to Financial Statements

1. BASIS OF PRESENTATION

The Separation — Future FinTech Group Inc (“Future FinTech”) Board of Directors approved the spin-off of the Future FinTech’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of Future FinTech’s common stock at the close of business on September 10, 2017, the record date (the “Spin-Offs”).

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.

The transactions, which is subject to customary regulatory and shareholder approvals is expected to close in the second half of 2017.

Basis of Presentation — The accompanying financial statements include the accounts of SkyPeople BVI (the “Company”), a business engaging in the manufacture and sale of consumer food products.

SkyPeople BVI, company organized under the laws of British Virgin Island. SkyPeople BVI holds 100% equity interest of HeDeTang Holding (HK) Ltd. (“HeDeTang Holding (HK)”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has eight subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd. (“SkyPeople Suizhong”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”); and (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China).

Historically, separate financial statements have not been prepared for the Company. These financial statements reflect the historical financial position, results of operations, changes in parent company equity and cash flows of the Company for the periods presented, as the Company was historically managed within Future FinTech (the "Parent"). The financial statements have been prepared on a “carve-out” basis and are derived from the consolidated financial statements and accounting records of Future FinTech. The financial statements are prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The Company’s financial statements have been prepared in accordance with US GAAP and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, valuation of change in fair value of warrant liability, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates and such differences may be material to our consolidated financial statements.

F-47

Impairment of Long-Lived Assets

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, or it is reasonably possible that these assets could become impaired as a result of technological or other industrial changes. The determination of recoverability of assets to be held and used is made by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

Fair Value of Financial Instruments

The Company has adopted FASB Accounting Standard Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable input, which may be used to measure fair value and include the following:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Input other than Level 1 that is observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other input that is observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable input that is supported by little or no market activity and that is significant to the fair value of the assets or liabilities.

Our cash and cash equivalents and restricted cash are classified within level 1of the fair value hierarchy because they are value using quoted market price.

Earnings Per Share

Under ASC 260-10, Earnings Per Share, basic EPS excludes dilution for Common Stock equivalents and is calculated by dividing net income available to common stockholders by the weighted-average number of Common Stock outstanding for the period. Our Series B Convertible Preferred Stock is a participating security. Consequently, the two-class method of income allocation is used in determining net income available to common stockholders.

Diluted EPS is calculated by using the treasury stock method, assuming conversion of all potentially dilutive securities, such as stock options and warrants. Under this method, (i) exercise of options and warrants is assumed at the beginning of the period and shares of Common Stock are assumed to be issued, (ii) the proceeds from exercise are assumed to be used to purchase Common Stock at the average market price during the period, and (iii) the incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted EPS computation. The numerators and denominators used in the computations of basic and diluted EPS are presented in the following table.

F-48

	Year Ended December 31,
	2016 (unaudited)	2015 (unaudited)
NUMERATOR FOR BASIC AND DILUTED EPS
Income (loss) from continuing operations (numerator for Diluted EPS)	$2,095,940	$2,068,790
Loss from discontinued operations (numerator for Diluted EPS)	(4,785,187)	--

Net income (loss) (numerator for Diluted EPS)	$2,095,940	$2,068,790
Net income (loss) allocated to Common Stock holders	$(4,785,187)	$2,068,790

Basic earnings per share
Basic earnings per share from continuing operations	0.08	0.08
Basic earnings per share from discontinued operations	(0.19)	--
Basic earnings per share from Net Income	0.11)	0.08

Diluted Earnings Per Share
Diluted earnings per share from continuing operations	0.08	0.08
Diluted earnings per share from discontinued operations	(0.19)	--
Diluted earnings per share from Net Income	(0.11)	0.08

Weighted average Common Stock outstanding	25,000,000	25,000,000
DENOMINATOR FOR BASIC AND DILUTIVED EPS	25,000,000	25,000,000

Cash and Cash Equivalents

Cash and cash equivalents included cash on hand and demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal and use and with an original maturity of three months or less.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. The Company believes the probability of a bank failure, causing loss to the Company, is remote.

Restricted Cash

Restricted cash consists of cash equivalents used as collateral to secure short-term notes payable.

Accounts Receivable and Allowances

Accounts receivable are recognized and carried at the original invoice amounts less an allowance for any uncollectible amount. We have a policy of reserving for uncollectible accounts based on our best estimate of the amount of probable credit losses in our existing accounts receivable. We extend credit to our customers based on an evaluation of their financial condition and other factors. We generally do not require collateral or other security to support accounts receivable. We perform ongoing credit evaluations of our customers and maintain an allowance for potential bad debts if required.

We determine whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, we use assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. We may also record a general allowance as necessary.

Direct write-offs are taken in the period when we have exhausted our efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that we should abandon such efforts.

F-49

The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers. Our credit term for distributors with good credit history is from 30 days to 120 days. As of December 31, 2016 and 2015, there was no accounts receivables have been outstanding for over 120 days, the increase is due to the growth of sales in concentrated apply juice which had longer credit period to distributors.

Inventories

Inventories consist of raw materials, packaging materials (which include ingredients and supplies) and finished goods (which include finished juice in the bottling and canning operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the weighted average method. The Company periodically reviews inventories for obsolescence and any inventories identified as obsolete are reserved or written off. Although we believe that the assumptions we use in estimate inventory write downs are reasonable, future changes in these assumptions could provide a significantly different result. The Company did not record any inventory markdown allowance for the year ended December 31, 2016 and 2015, respectively.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition. Revenue from sales of products is recognized upon shipment or delivery to customers, provided that persuasive evidence of sales arrangements exist, title and risk of loss have been transferred to the customers, the sales amounts are fixed and determinable and collection of the revenue is reasonably assured. Customers have no contractual right to return products. Historically, the Company has not had any returned products. Accordingly, no provision has been made for returnable goods. The Company is not required to rebate or credit a portion of the original fee if it subsequently reduces the price of its product and the distributor still has rights with respect to that product.

Shipping and Handling Costs

Shipping and handling amounts billed to customers in sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $1,182,083 and $4,446,607 for 2016 and 2015, respectively, are reported in the Consolidated Statements of Income and Comprehensive Income as a component of selling expenses. The decrease in shipping and handling costs in fiscal year 2016 was mainly due to a decrease in sales quantity of our products.

Government Subsidies

A government subsidy is recognized only when the Company complies with any conditions attached to the grant and there is reasonable assurance that the grant will be received.

The government subsidies recognized were $16,783 and $791,619 for the years ended December 31, 2016 and 2015, respectively, and are included in other income of the consolidated statements of comprehensive income.

Advertising and Promotional Expense

Advertising and promotional costs are expensed as incurred and are included in selling expenses. The Company incurred $0 and $641 in advertising and promotional costs for the years ended December 31, 2016 and 2015, respectively.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are expensed as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income.

F-50

Construction in progress primarily represents the construction or the renovation costs of plant, machinery and equipment stated at cost less any accumulated impairment loss, which is not depreciated.  Costs and interest on borrowings incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.  Cost of repairs and maintenance is expensed as incurred.

Depreciation related to property, plant and equipment used in production is reported in cost of sales, and includes amortized amounts related to capital leases. We estimated that the residual value of the Company’s property and equipment ranges from 3% to 5%.  Property, plant and equipment are depreciated over their estimated useful lives as follows:

Buildings	20-30 years
Machinery and equipment	5-10 years
Furniture and office equipment	3-5 years
Motor vehicles	5 years

Foreign Currency and Other Comprehensive Income

The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency; however, the reporting currency of the Company is the United States dollar (“USD”). Assets and liabilities of the Company’s foreign subsidiaries have been translated into USD using the exchange rate at the balance sheet date, while equity accounts are translated using historical exchange rate. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Other comprehensive income for the year ended December 31, 2016 and 2015 represented foreign currency translation adjustments loss of $6,105,966 and loss of $4,401,140, respectively, and were included in the consolidated statements of comprehensive income.

Income Taxes

We use the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

F-51

Land Use Right

The Company paid in advance for land use rights according to Chinese law. Prepaid land use rights are being amortized and recorded as lease expenses using the straight-line method over the use terms of the lease, which are 40 to 50 years.

Reportable Segments

We have six operating segments for financial reporting purposes for all periods presented in our consolidated financial statements in accordance with FASB ASC 280 “Segment Reporting.”

Research and Development

Research and development costs are expensed when incurred and are included in operating expenses.

New Accounting Pronouncements

In January 2016, the FASB issued an amendment to its accounting guidance related to recognition and measurement of financial assets and financial liabilities. The amendment addresses certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The amendment will be effective for us beginning in our first quarter of fiscal year 2019. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In February 2016, the FASB issued a new standard on accounting for leases. The new standard is intended to provide enhanced transparency and comparability by requiring lessees to record right-of-use assets and corresponding lease liabilities on the balance sheet. The new standard will continue to classify leases as either finance or operating, with classification affecting the pattern of expense recognition in the statement of earnings. The new standard is required to be adopted using a modified retrospective method to each prior reporting period presented with various optional practical expedients. The new standard will be effective for us beginning in our first quarter of fiscal year 2020 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In March 2016, the FASB issued an amendment to its accounting guidance related to employee share-based payments. The amendment simplifies several aspects of the accounting for employee share-based payments including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows. The amendment will be effective for us beginning in our first quarter of fiscal year 2018 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In August 2016, FASB issued “Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments.” The issues include but are not limited to the classification of debt prepayment and debt extinguishment costs, payments made for contingent consideration for a business combination, proceeds from the settlement of insurance proceeds, distributions received from equity method investees and separately identifiable cash flows and the application of the predominance principle. This update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is currently evaluating the provisions of this standard and assessing its impact on the Company’s consolidated financial statements and disclosures.

In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which amended the guidance on performance obligation disclosures and makes technical corrections and improvements to the new revenue standard. The standard is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, and permits early adoption on a limited basis. The update permits the use of either the retrospective or cumulative effect transition method. The Company is currently evaluating the effect the adoption of these standards will have on the Company’s consolidated financial statements.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the fiscal year ended December 31, 2016, that are of significance or potential significance to us.

F-52

3. INVENTORIES

Inventories by major categories are summarized as follows:

	December 31,
	2016 (unaudited)	2015 (unaudited)
Raw materials and packaging	$1,093,683	$1,494,781
Finished goods	1,909,776	1,947,802
Inventories	$3,003,459	$3,442,583

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,
	2016 (unaudited)	2015 (unaudited)
Machinery and equipment	$31,092,276	$33,212,086
Furniture and office equipment	2,068,479	2,209,270
Motor vehicles	350,441	529,753
Buildings	27,801,786	32,342,018
Construction in progress	7,903,126	735,257
Subtotal	69,216,108	69,028,384
Less: accumulated depreciation	(32,327,744)	(29,172,208)
Net property and equipment	$36,888,364	$39,856,176

Depreciation expense included in general and administration expenses for the year ended December 31, 2016 and 2015 was $10,072,95 and $9,833,536 respectively. Depreciation expense included in cost of sales for the year ended December 31, 2016 and 2015 was $23,503,562 and $22,944,916, respectively.

5. LAND USAGE RIGHTS

According to the laws of the PRC, the government owns all of the land in the PRC. The government of the PRC, its agencies and collectives hold all land ownership.  Companies or individuals are authorized to use the land only through land usage rights granted by the PRC government. Land usage rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fee. Accordingly, the Company paid in advance for land usage rights. Prepaid land usage rights are being amortized and recorded as lease expenses using the straight-line method over the terms of the leases, which range from 40 to 50 years. The amortization expense was $407,135 and $270,838 for fiscal years 2016 and 2015, respectively. The following table sets forth land usage rights of the Company as of December 31, 2016 and 2015, respectively.

	December 31,
	2016 (unaudited)	2015 (unaudited)
Cost	$13,230,331	$11,881,981
Less: Accumulated amortization	(1,681,510)	(1,377,569)
	$11,548,821	$10,504,412

F-53

6. CONCENTRATIONS

There was no customer who accounted for 10% of the Company’s sales for the year ended December 31, 2016 and December 31, 2015, respectively. Sales to our five largest customers accounted for 18% and 14% of our net sales during the years ended December 31, 2016 and 2015, respectively.

There was two supplies and one supplier who accounted for more than 10% of our purchase for the year ended December 31, 2016 and 2015, respectively.

7. DEPOSITS

On August 15, 2016, Hedetang Agricultural Plantations (Yidu) Co., Ltd., an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 8000 mu (approximately 1,320 square acres) of orange orchard located in city of Yidu, Hubei Province, with the Yidu Sichang Farmers Association, Hubei Province, for a term of 20 years, from September 22, 2016 to September 21, 2036. The annual leasing fee is RMB 2,000 (approximately $306) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016 and 2026. The Company made a payment of RMB 160 million (approximately $24.0 million) for the first 10 years’ of leasing fees on September 20, 2016, which is recorded as deposits in the Company’s balance sheet.

8. SHORT-TERM BANK LOANS

Short-term bank loans consist of the following loans collateralized by assets of the Company:

	December 31,
	2016 (unaudited)	2015 (unaudited)

Loan payable to Huludao Bank, Suizhong branch due on December 9, 2016, bearing interest at 9.6% per annum, collateralized by the buildings, machinery and land use rights of Huludao Wonder	5,766,181	6,159,911

Loan payable to China Construction Bank due on May 12, 2016 bearing interest at 5.6% per annum, collateralized by the buildings of SkyPeople (China)	-	3,526,549

Loan payable to China Construction Bank due on January 10, 2018, bearing interest at 5.84% per annum, collateralized by the buildings and land use rights of Yingkou.	2,003,748	2,140,569

Loan payable to Bank of Xi’an due on November 15, 2017, bearing interest at 4.71% per annum, guaranteed by a third party Shaanxi Bo Ai Medical Science & Technology Development Co., Ltd	2,162,318	-

Loan payable to Shanghai Pudong Development Bank due on May 3, 2018, bearing interest at 6.16% per annum, collateralized by the buildings of SkyPeople (China)	3,877,757	4,142,540

Loan payable to Bank of Beijing due on June 30, 2018, bearing interest at 7.28% per annum, collateralized by the buildings of a third party, Shaanxi Jiu Chang Medical Science & Technology Development Co., Ltd.	4,324,636	4,619,933

Loan payable to China Construction Bank due on May 3, 2018 bearing interest at 4.99% per annum, guaranteed by a third party guarantee company.	3,301,139	-

Loan payable to China Construction Bank due on May 13, 2018, bearing interest at 5.6% per annum, collateralized by the buildings and land use rights of Yingkou.	4,324,636	4,619,933

Loan payable to the rural credit cooperative union of Mei County due on Feb 4, 2016 and Feb 3, 2017, each with half the loan paid back and bearing an annual interest at 8.3412% in 2015 and the rate will be floated once a year, collateralized by the buildings and land use rights of a third party, Kiwi investment and development of Mei County Co., Ltd.	-	1,539,978

Loan payable to The Bank of Ningxia Xi’an branch due on Jan 4, 2016, bearing interest at 7.28% per annum, collateralized by the fixed assets and brand name of SkyPeople (China).	-	3,849,945

Loan payable to The Bank of Ningxia Xi’an branch due on March 14, 2017, bearing interest at 0.47% per annum, collateralized by the fixed assets and brand name of SkyPeople (China).	3,603,863
Total	$29,364,279	33,506,838

F-54

9. RELATED PARTY TRANSACTION

Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $360,184 and $1,255,393 for the year ended December 31, 2016 and 2015, respectively. The sales to this related party were consistent with pricing and terms offered to third parties. The remained accounts receivable balances were $308,304 and $441,253 as of December 31, 2016 and 2015, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors, Mr. Yongke Xue.

 10. DISCONTINUED OPERATIONS

The Company’s Huludao Wonder operation, a subsidiary which produces concentrated apple juice, suffered continued operating losses in the three fiscal years prior to 2016 and its cash flow was minimal for these three years. In December 2016, the Company established a winding-down plan to close this operation. Based on the restructuring plan and in accordance with EITF 03-13, the Company presented the operation results from Huludao Wonder as a discontinued operation, as the Company believed that no continued cash flow would be generated by the disposed component (Huludao Wonder) and that the Company would have no significant continuing involvement in the operation of the discontinued component. Management of the Company initiated a plan to sell the property located in Huludao in December 2016, and ceased the depreciation of the property in accordance with SFAS No. 144. In fiscal year 2016, the Company recorded an impairment loss of $2.4 million with respect to the concentrated fruit juice production equipment in Huludao Wonder. In accordance with the restructuring plan, the Company intends to transfer the concentrated fruit juice production equipment in Huludao Wonder to another subsidiary and sell the land and facilities upon favorable circumstances. As the Company does not expect to sell the assets of Huludao Wonder in near future, the assets are not recorded as assets held for sale as of December 31, 2016. The book value of the land usage right was $4,394,708 and the book value of the building was $15,477,389 as of December 31, 2016. The Company believe the assets’ book value was lower than its fair value, less the cost to sell.

There was an outstanding bank loan of $5.99 million from Huludao Wonder. Huludao Wonder had a dispute of interest rate on this loan with the bank, and stopped payment of interest on this loan during 2016. The bank sued Huludao Wonder and asked Huludao Wonder to pay back the loan premium and the outstanding interest. The Company expects to pay back the outstanding premium and interest of this loan after the assets are sold.

During the process of winding down the Company’s operation in Huludao, the Company incurred general and administrative expenses of approximately $2,727,359 during 2016.

Loss from discontinued operations for fiscal 2016 and 2015 was as follows:

	December 31,	December 31,
	2016 (unaudited)	2015 (unaudited)

REVENUES	$14,972	$-
COST OF SALES	1,613,661	-
GROSS PROFIT (LOSS)	(1,598,688)	-

OPERATING EXPENSES:
General and administrative	(2,727,359)	-
Selling expenses	-	-
Total	(2,727,359)	-

OTHER INCOME (EXPENSE)
Interest expense	(459,753)	-
Interest income	284	-
Total	(459,468)	-
(Loss) Income from discontinued operations before income tax	(459,468)	-
Income tax provision	-	-

LOSS FROM DISCONTINUED OPERATIONS	$(4,785,187)	$-

F-55

The loss from discontinued operations was $4,785,187 for fiscal year 2016. The Company does not provide a separate cash flow statement for the discontinued operation. The loss from discontinued operations was deemed as cash outflow from operating activities of the discontinued operation. The impact of this discontinued operation was immaterial, because the total revenues for fiscal years 2016 and 2015 were approximately $34.41 million and $580.89 million, respectively. The Company believes there will not be any future significant cash flows from the discontinued operation, as the outstanding accounts receivable and accounts payable are immaterial to the Company’s financial position and liquidity.

11. COMMITMENTS AND CONTINGENCIES

Litigation

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

The Company has responded to the court and taken the position that the financings under the agreements are essentially the loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal forces from the beginning. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending for the verdict of the judge.

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay a 40 million RMB (approximately $6.35 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016.  On December 19, 2016, the Court accepted the case.  The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date.  Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon.

12. IMMATERIAL CORRECTION OF ERRORS IN PRIOR PERIOD

During the 2015 fiscal year audit, the company identified calculation errors in the other comprehensive income portion of 2014 audited consolidated statements of comprehensive income. In accordance with ASC Topic 250, Accounting Changes and Error Corrections, the Company evaluated the materiality of the errors from quantitative and qualitative perspectives, and concluded that the errors were immaterial to the Company’s prior period interim and annual consolidated financial statements. Since the revisions were not material to any prior period interim or annual consolidated financial statements, no amendments to previously filed interim or annual periodic reports were required. The Company has revised the historical consolidated financial information presented herein to reflect the correction of these errors.

F-56

SkyPeople Foods Holdings Limited

Balance Sheets

	June 30,	December 31,
	2017 (unaudited)	2016 (unaudited)

CURRENT ASSETS
Cash and cash equivalents	$3,131,679	$1,112,498
Restricted cash	-	-
Accounts receivable	747,459	4,480,613
Other receivables	18,827,618	18,382,850
Inventories	3,669,997	3,003,459
Deferred tax assets	1,212,590	1,212,590
Advances to suppliers and other current assets	22,042,174	22,619,783
TOTAL CURRENT ASSETS	49,631,517	50,811,793

PROPERTY, PLANT AND EQUIPMENT, NET	36,889,193	36,888,364
LAND USE RIGHT, NET	6,101,693	11,548,821
DEPOSIT	21,674,105	21,166,075
Related party receivables	186,672,993	173,196,763
TOTAL ASSETS	$300,969,501	$293,611,816

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$5,682,123	$7,140,599
Accrued expenses	17,496,008	26,376,750
Income tax payable	1,212,590	1,276,623
Advances from customers	14,854	91
Short-term bank loan	30,069,084	29,364,279
TOTAL CURRENT LIABILITIES	54,474,659	64,158,342
		)
NON-CURRENT LIABILITIES
Related party payables	76,445,070	65,082,710
TOTAL NON-CURRENT LIABILITIES	76,445,070	65,082,710
TOTAL LIABILITIES	130,919,730	129,241,052

EQUITY

SkyPeople Foods Holdings Limited Stockholders' equity
Common stock, $0.002 par value; 25,000,000 shares authorized; 25,000,000 and 25,000,000 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	50,000	50,000
Additional paid-in capital	59,401,372	59,401,372
Retained earning (loss)	114,989,157	117,698,082
Accumulated other comprehensive loss	(14,094,948))	(17,951,992)
Total SkyPeople Foods Holdings Limited stockholders' equity	160,345,581	159,197,462
Non-controlling interests	9,704,191	5,173,302
TOTAL STOCKHOLDERS' EQUITY	170,049,772	164,370,764
TOTAL LIABILITIES AND EQUITY	$300,969,501	$293,611,816

F-57

SkyPeople FoodS Holdings Limited

Statements of Operations AND COMPRENSIVE INCOME (LOSS)

	For the Six Months Ended June 30,
	2017 (unaudited)	2016 (unaudited)
Revenue	$5,619,161	$15,587,792
Cost of goods sold	3,795,921	12,333,996
Gross profit	1,823,240	3,253,796

Operating Expenses
General and administrative expenses	2,775,280	1,450,790
Selling expenses	479,814	1,611,784
Total operating expenses	3,255,094	3,062,574

Income from operations	(1,431,854)	191,222

Other income (expenses)
Interest income	2,167	146,623
Subsidy income	342,124	536,360
Interest expenses	(625,316)	(999,074)
Other expenses (income)	51,457	62,777
Total other income (expenses)	(229,568	(253,314))

Income from Continuing Operations before Income Tax	1,661,422	(62,092)
Income tax provision	260,085	633,829
Income from Continuing Operations before Minority Interest	(1,921,507)	(695,921)

Less: Net income attributable to non-controlling interests	(690,710)	(149,261)

Income loss from Continuing Operations	(2,612,217)	(845,182)

Discontinued Operations (Note 9)
Loss from discontinued operations	(96,708)	-
NET INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$(2,708,925)	$(845,182)

Other comprehensive income (loss)
Foreign currency translation adjustment	$3,857,044	$(11,405,204)
Comprehensive income	1,744,150	(12,101,125)
Comprehensive expense attributable to non-controlling interests	5,030,212	7,667,823
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	$6,774,362	$(4,433,302)
Earnings per share:
Basic and diluted earnings (loss) per share from continued operation	$(0.10)	$(0.03)
Basic and diluted earnings (loss) per share from discontinued operation	(0.00)	-
Basic and diluted earnings (loss) per share from net income	(0.10)	(0.03)
Weighted average number of shares outstanding
Basic and diluted*	25,000,000	25,000,000

F-58

SkyPeople FoodS Holdings Limited

Statements of Cash Flows

	For the Six Months Ended June 30,
	2017 (unaudited)	2016 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(2,708,925)	$(845,182)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	984,450	2,404,535
Changes in operating assets and liabilities
Accounts receivable	6,951,931	29,695,335
Other receivable	215,493	(1,685,780)
Advances to suppliers and other current assets	1,104,988	(7,991,619)
Inventories	(586,202)	(426,829)
Accounts payable	(10,967,792)	2,423,124
Accrued expenses	(13,732)	8,713,608
Income tax payable	(129,320)	(1,212,92))
Advances from customers	14,557	-
Net cash provided by(used in) operating activities	(5,134,552)	31,074,263

CASH FLOWS FROM INVESTING ACTIVITIES		-
Proceeds from disposal of plant, property and equipment	5,532,764)	201,121
Loan repayment from related parties	1,772,313	-
Additions to property, plant and equipment	-	(10,707)
Purchase of intangible assets	-	(1,823,112)
Prepayment for other assets	-	(40,616,949)
Net cash provided (used in) by investing activities	7,305,077	(42,249,647)

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of common stock	-	26,039,579
Repayment from short-term bank loans		(628,462)
Repayment of related party loans	(1,302,023)	(27,796,361)
Net cash (used in)provided by financing activities	(1,302,023)	(2,385,244)

Effect of change in exchange rate	1,150,679	8,010,911

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,019,181	(5,549,717)
Cash and cash equivalents, beginning of year	1,112,498	52,221,003
Cash and cash equivalents, end of year	$3,131,679	$46,671,286

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$625,317	$1,935,377
Cash paid for income taxes	$260,085	$1,638,822

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$-	$-
Equipment acquired by capital lease	$-	$-

F-59

SkyPeople Foods Holdings Limited

Notes to Financial Statements

1. BASIS OF PRESENTATION

The Separation — Future FinTech Group Inc (“Future FinTech”) Board of Directors approved the spin-off of the Future FinTech’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of Future FinTech’s common stock at the close of business on September 10, 2017, the record date (the “Spin-Offs”).

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.

The transactions, which is subject to customary regulatory and shareholder approvals is expected to close in the second half of 2017.

Basis of Presentation — The accompanying financial statements include the accounts of SkyPeople BVI ("the Company"), a business engaging in the manufacture and sale of consumer food products.

SkyPeople BVI, company organized under the laws of British Virgin Island. SkyPeople BVI holds 100% equity interest of HeDeTang Holding (HK) Ltd. (“HeDeTang Holding (HK)”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), HeDeTang Holding (HK) holds 73.42% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has eight subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd. (“SkyPeople Suizhong”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Fruit Juice Beverages Co., Ltd. (“Xi’an Hedetang”); and (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China).

Historically, separate financial statements have not been prepared for the Company. These financial statements reflect the historical financial position, results of operations, changes in parent company equity and cash flows of the Company for the periods presented, as the Company was historically managed within Future FinTech (the "Parent"). The financial statements have been prepared on a “carve-out” basis and are derived from the consolidated financial statements and accounting records of Future FinTech. The financial statements are prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Uses of estimates in the preparation of financial statements

The Company’s condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates.

F-60

Shipping and Handling Costs

Shipping and handling amounts billed to customers in related sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $324,355 and $ 47,658 for the six months ended June 30, 2017 and 2016, respectively; are reported in the Consolidated Statements of Income and Comprehensive Income (Loss) as a component of selling expenses.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

Earnings per share

The Company adopted ASC Topic 215, Statement of Shareholder Equity. Basic EPS are computed by dividing net income available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS give effect to all dilutive potential common shares outstanding during a period. In computing diluted EPS, the average price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options and warrants.

2.	New Accounting Pronouncements

In January 2017, the FASB issued a new accounting standard update on simplifying the accounting for goodwill impairment. The new guidance eliminates the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the goodwill impairment test) to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. This guidance will be effective for interim or annual goodwill impairment tests in fiscal years beginning after December 15, 2019 and will be applied prospectively. Early adoption is permitted for any impairment tests performed after January 1, 2017. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, “Clarifying the Definition of a Business,” which clarifies the definition of a business in ASC 805. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. Currently, there is no impact to our consolidated financial statements and related disclosures, but we will adopt on January 1, 2018 for any business combinations and will consider adopting early for any acquisitions prior to January 1, 2018.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 718): Scope of Modification Accounting”, which amends the scope of modification accounting for share-based payment arrangements. The ASU provides guidance on the types of changes to the terms or conditions of share-based payment awards to which we would be required to apply modification accounting under ASC 718. Specifically, we would not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The guidance is effective for annual reporting periods, including interim period within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period. We are currently evaluating the impact the standard may have on our consolidated financial statements and related disclosures should we have a modification to our share-based payment awards in the future.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the six months ended June 30, 2017 compared to the recent accounting pronouncements described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that are of significance or potential significance to us.

F-61

3. INVENTORIES

Inventories by major categories are summarized as follows:

	June 30, 2017 (Unaudited)	December 31, 2016 (Audited)

Raw materials and packaging	$796,168	$1,093,683
Finished goods	2,873,829	1,909,776
Inventories	$3,669,997	$3,003,459

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	June 30,	December 31,
	2017 (Unaudited)	2016 (Unaudited)
Machinery and equipment	$29,097,045	$31,092,276
Furniture and office equipment	260,750	2,068,479
Motor vehicles	507,795	350,441
Buildings	32,919,035	27,801,786
Construction in progress	8,092,818	7,903,126
Subtotal	70,877,443	69,216,108
Less: accumulated depreciation	(33,988,250)	(32,327,744)
Net property and equipment	$36,889,193	$36,888,364

Depreciation expense included in general and administration expenses for the six months ended June 30, 2017 and June 30, 2016 was $305,305 and $612,546 respectively. Depreciation expense included in cost of sales for the six months ended June 30, 2017 and June 30, 2016 was $566,995 and $ 1,429,274, respectively.

5. LAND USAGE RIGHTS

According to the laws of the PRC, the government owns all of the land in the PRC. The government of the PRC, its agencies and collectives hold all land ownership.  Companies or individuals are authorized to use the land only through land usage rights granted by the PRC government. Land usage rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fee. Accordingly, the Company paid in advance for land usage rights. Prepaid land usage rights are being amortized and recorded as lease expenses using the straight-line method over the terms of the leases, which range from 40 to 50 years. The amortization expense was $112,150 and $245,309 for six months ended June 30, 2017 and 2016, respectively. The following table sets forth land usage rights of the Company as of June 30, 2017 and December 31, 2016, respectively.

	June 30	December 31,
	2017 (unaudited)	2016 (unaudited)
Cost	$7,614,816	$13,230,331
Less: Accumulated amortization	(1,513,123)	(1,681,510)
	$6,101,693	$11,548,821

F-62

6. CONCENTRATIONS

There was no customer who accounted for 10% of the Company’s sales for the six months ended June 30, 0017. There were four customers who accounted for more than 10% of our sales for the six months ended June 30, 2016. 31, 2015, respectively. Sales to our five largest customers accounted for 20% and 89% of our net sales during the six months ended June 30, 0017 and 2016, respectively.

There was two supplies and one supplier who accounted for more than 10% of our purchase for the six months ended June 30, 0017 and 2016, respectively.

7 DEPOSITS

On August 15, 2016, Hedetang Agricultural Plantations (Yidu) Co., Ltd., an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 8000 mu (approximately 1,320 square acres) of orange orchard located in city of Yidu, Hubei Province, with the Yidu Sichang Farmers Association, Hubei Province, for a term of 20 years, from September 22, 2016 to September 21, 2036. The annual leasing fee is RMB 2,000 (approximately $306) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016 and 2026. The Company made a payment of RMB 160 million (approximately $24.0 million) for the first 10 years’ of leasing fees on September 20, 2016, which is recorded as deposits in the Company’s balance sheet.

8. RELATED PARTY TRANSACTION

Sales

The Company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $58,972 and $0 for the six months ended June 30, 2017 and 2016, respectively. The accounts receivable balances were approximately $59,802 and $308,304 as of June 30, 2017 and December 31, 2016, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors (and former Chairman and Chief Executive Officer), Mr. Yongke Xue.

9. DISCONTINUED OPERATIONS

The Company’s Huludao Wonder operation, a subsidiary which produces concentrated apple juice, suffered continued operating losses in the three fiscal years prior to 2016 and its cash flow was minimal for these three years. In December 2016, the Company established a winding-down plan to close this operation. Based on the restructuring plan and in accordance with EITF 03-13, the Company presented the operating results from Huludao Wonder as a discontinued operation, as the Company believed that no continued cash flow would be generated by the disposed component (Huludao Wonder) and that the Company would have no significant continuing involvement in the operation of the discontinued component. Management of the Company initiated a plan to sell the property located in Huludao in December 2016, and ceased the depreciation of the property in accordance with SFAS No. 144. In fiscal year 2016, the Company recorded an impairment loss of $2.4 million with respect to the concentrated fruit juice production equipment in Huludao Wonder. In accordance with the restructuring plan, the Company intends to transfer the concentrated fruit juice production equipment in Huludao Wonder to another subsidiary and sell the land and facilities upon favorable circumstances. As the Company does not expect to sell the assets of Huludao Wonder in the near future, the assets were not recorded as assets held for sale as of June 30, 2017. The book value of the land usage right was $4,460,936 and the book value of the building was $15,848,879 as of June 30, 2017. The Company believes that the assets’ book value was lower than its fair value, less the cost to sell.

As of June 30, 2017, there was an outstanding bank loan of $5.80 million owed by Huludao Wonder to a lending bank. Huludao Wonder has disputed the interest rate on this loan with the bank, and stopped payment of interest on this loan during 2016. The bank sued Huludao Wonder and asked Huludao Wonder to pay back the loan principal and the outstanding interest. As of the date of this report, the Company has not yet reached an agreement with the bank. The Company expects to pay back the outstanding principal and interest of this loan after the assets are sold.

During the process of winding down the Company’s operation in Huludao Wonder, the Company incurred general and administrative expenses of approximately $48,023 during the three months ended June 30, 2017, and approximately $96,708 during the six months ended June 30, 2017.

F-63

Loss from discontinued operations for the three and six months ended June 30, 2017 and 2016 was as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)

REVENUES	$-	$-	$-	$-
COST OF SALES	-	-	-	-
GROSS PROFIT	-	-	-	-

OPERATING EXPENSES:
General and administrative	(48,023)	-	(96,708)	-
Selling expenses	-	-	-	-
Total	(48,023)	-	-	-

OTHER INCOME (EXPENSE)
Interest expense	-	-	(1)	-
Interest income	-	-	1	-
Total	-	-	-	-
Loss from discontinued operations before income tax	(48,023)	-	(96,708)
Income tax provision	-	-	-	-

LOSS FROM DISCONTINUED OPERATIONS	$(48,023)	$-	(96,708)	-

The loss from discontinued operations was $48,023 and $96,708 for the three months and six months ended June 30, 2017, respectively. The Company does not provide a separate cash flow statement for the discontinued operations. The loss from discontinued operations was deemed cash outflow from operating activities of the discontinued operations. The impact of this discontinued operation was considered immaterial when compared with the total revenues for the six months ended June 30, 2017 and 2016, which were approximately $5.74 million and $15.67 million, respectively. The Company believes there will not be any future significant cash flows from the discontinued operation, as the outstanding accounts receivable and accounts payable are immaterial to the Company’s financial position and liquidity.

10. COMMITMENTS AND CONTINGENCIES

Litigation

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

F-64

The Company has responded to the court and taken the position that the financings under the agreements are essentially the loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal forces from the beginning. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending for the verdict of the judge.

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay a 40 million RMB (approximately $6.35 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016.  On December 19, 2016, the Court accepted the case.  The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date.  Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon.

11. ACQUISITION OF A BUSINESS

On December 2, 2016, the Company’s wholly owned subsidiary, Xi’an Cornucopia International Co., Ltd. (“Cornucopia”) entered an Equity Investment Agreement (the “Agreement”) with two shareholders of Shaanxi Heying Trading Co. Ltd (“Heying” and formerly know Xi’an Yingxin Business Consulting Co., Ltd.) who own 100% of Heying. The main business of Heying includes the sales of pre-packaged food and bulk food; the import and export of goods and technology; food technology research and development; business management and consulting, and corporate planning services.

Under the terms of the Agreement, the Company agreed to increase Heying’s registered capital from RMB 50,000 (approximately $7,380) to RMB 10 million (approximately $1.5) million to satisfy its future operating cash flow needs, and Heying agreed to issue new shares to Cornucopia so that it will hold 99.5% of the issued and outstanding shares of Heying. The increased registered capital can be contributed before December 31, 2046. As Heying did not finish the change of registration process with State Administration of Industry and Commerce (“SAIC”) and the local Tax Bureau in China after the Agreement was signed, Heying’s original Board of Directors was not changed and the Company did not gain control over Heying at that time.

After Heying changed the registration with SAIC and the local Tax Bureau in China, on April 3, 2017, the parties signed a supplement agreement to the Agreement to confirm Cornucopia is the 99.5% shareholder of Heying and enjoy all the rights and benefits as the 99.5% shareholder, effective on April 3, 2017.

As a result of the contractual arrangements, Cornucopia became the 99.5% beneficiary and actual owner of Heying. Accordingly, the Company adopted the provisions of FIN 46R and consolidated the financial results of Heying from April 1, 2017.

The Company used the purchase method to consolidate Heying with the current assets and liabilities recorded at fair value. The fair value of the acquired net assets of Heying was RMB 15,260 (approximately $2,212).

The following table summarizes the fair value of Heying’s assets and liabilities as of April 1, 2017 (based on the exchange rate of April 1, 2017):

ASSETS
Cash	$4,274
Accounts receivable, net	1,015
TOTAL ASSETS	$5,289

LIABILITIES
Accounts payable	$3.077
TOTAL LIABILITIES	$3,077

NET ASSETS	$2,212

F-65

Fullmart Holdings Limited

Balance Sheets

	December 31,
	2016 (unaudited)	2015 (unaudited)

CURRENT ASSETS
Cash and cash equivalents	$17,143	$862,033
Accounts receivable		-
Other receivables	720,247	732,702
Inventories	28,646	994
Deferred tax assets	2,246,858	1,256,145
Advances to suppliers and other current assets	27,101,975	3,710,772
TOTAL CURRENT ASSETS	30,114,869	6,562,646

PROPERTY, PLANT AND EQUIPMENT, NET	31,674,052	32,384,813
LAND USE RIGHT, NET	14,650,891	9,019,486
LONG TERM ASSETS	2,789,390	2,979,857
DEPOSIT	54,942,901	21,502,812
Related party receivables	5,528,941	51,016
TOTAL ASSETS	$139,701,044	$72,500,630

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$8,736,193	$483,379
Accrued expenses	1,072,914	4,366,494
Income tax payable	3,011,611	1,256,145
Advances from customers		87,146
TOTAL CURRENT LIABILITIES	12,820,718	6,193,164

NON-CURRENT LIABILITIES
Long-term payables	14,494,003	16,720,307
Related party payables	111,954,762	46,049,764
TOTAL NON-CURRENT LIABILITIES	126,448,765	62,770,071
TOTAL LIABILITIES	139,269,483	68,963,235

EQUITY

Fullmart Holdings Limited Stockholders' equity
Common stock, $0.002 par value; 25,000,000 shares authorized; 25,000,000 and 25,000,000 shares issued and outstanding as of December 31, 2016 and 2015, respectively	50,000	50,000
Additional paid-in capital	8,123,873	8,123,873
Retained earning (loss)	(7,434,517)	(4,440,437)
Accumulated other comprehensive loss	(307,795)	(196,041)
Total Fullmart Holdings Limited stockholders' equity	431,561	3,537,395
TOTAL LIABILITIES AND EQUITY	$139,701,044	$72,500,630

F-66

Fullmart Holdings Limited

Statements of Operations AND COMPRENSIVE INCOME (LOSS)

	For the Year Ended December 31,
	2016 (unaudited)	2015 (unaudited)
Revenue	$297,964	$255,203
Cost of goods sold	278,962	202,909
Gross profit	19,002	52,294

Operating Expenses
General and administrative expenses	2,790,573	1,828,618
Selling expenses	7,856	97,913
Total operating expenses	2,798,429	1,926,531

Loss from operations	(2,779,427)	(1,874,237)

Other income (expenses)
Investment income	746	-
Subsidy income	-	413,029
Interest expenses	(227,199)	-
Other income	11,800	-
Total other income (expenses)	(214,653)	413,029

Loss from before Income Tax	(2,994,080)	(1,461,208)
Income tax provision		99,208
LOSS ATTRIBUTABLE TO FULLMART HOLDINGS Ltd. STOCKHOLDERS	$(2,994,080)	$(1,560,416)

Other comprehensive loss
Foreign currency translation adjustment	$(111,753)	$(3,124,667)
COMPREHENSIVE LOSS ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	(3,105,833)	(4,685,083)
Earnings per share:
Basic and diluted loss per share from net loss	(0.12)	(0.06)
Weighted average number of shares outstanding
Basic and diluted	25,000,000	25,000,000

F-67

Fullmart Holdings Limited

Statements of Cash Flows

	For the fiscal year
	2016 (unaudited)	2015 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,994,080)	$(1,560,416)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,500,466	936,472
Changes in operating assets and liabilities
Accounts receivable	-	57,167
Other receivable	63,807,731)	12,566,873
Advances to suppliers and other current assets	(61,305,599)	(3,731,005)
Inventories	(28,786)	6,146
Accounts payable	7,335,214	115,408
Accrued expenses	5,797,820	4,084,835
Income tax payable	794,294
Advances from customers	(84,727)	91,661
Net cash provided by operating activities	14,822,333	12,567,141

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(2,331,350)	(480,481)
Purchase of intangible assets	(7,028,551)	(9,485,253)
Refund of purchase deposit	605,138)	-
Loan repayment from related parties	-	1,732
Net cash used in investing activities	(8,754,763)	(9,964,002)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (repayments) long term debt	(1,202,289)	(1,706,288)
Repayment of related party loans	(5,687,932)	-
Net cash used in financing activities	(6,890,221))	(1,706,288)

Effect of change in exchange rate	(22,239)	(44,290)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(844,890)	852,560
Cash and cash equivalents, beginning of year	862,033	9,473
Cash and cash equivalents, end of year	$17,143	$862,033

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$880,702	$1,268,485
Cash paid for income taxes	$-	$-

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$-	$9,148,465
Equipment acquired by capital lease	$-	$-

F-68

Unaudited Fullmart Holdings Limited

Statements of Changes in Parent Company Equity

	Common Stock Shares*	Common Stock	Additional Paid in Capital	Retained Earnings	Other Comprehensive Income	Total

Balance at December 31, 2014	25,000,000	$50,000	$8,123,873	$(2,880,022)	$2,928,626	$8,222,477
Common Stocks issued during 2015
Net loss	—	—	—	(1,560,416)	—	(1,560,416)
Foreign currency translation adjustment	—	—	—	—	$(3,124,667)	$(3,124,667)
Balance at December 31, 2015	25,000,000	50,000	8,123,873	(4,440,437)	(196,041)	$3,537,395
Common Stocks issued during 2016
Net loss	—	—	—	(2,994,080)	—	(2,994,080)
Foreign currency translation adjustment	—	—	—	—	$(111,753)	$(111,753)
Balance at December 31, 2016	25,000,000	50,000	8,123,873	(7,434,517)	(307,794)	431,562

F-69

Fullmart Holdings Limited

Notes to Financial Statements

1. BASIS OF PRESENTATION

The Separation — Future FinTech Group Inc (“Future FinTech”) Board of Directors approved the spin-off of the Future FinTech’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of Future FinTech’s common stock at the close of business on September 10, 2017, the record date (the “Spin-Offs”).

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.

The transactions, which is subject to customary regulatory and shareholder approvals is expected to close in the second half of 2017.

Basis of Presentation — The accompanying financial statements include the accounts of FullMart ("the Company"), a business engaging in the manufacture and sale of consumer food products.

FullMart, a company organized under the laws of British Virgin Island, ), holds 100% of equity interest of Hedetang Holdings (Asia Pacific) Ltd. (“Hedetang Holdings (Asia Pacific)”), a company organized under the laws of Hong Kong. Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of Hedetang Holding Group Co. Ltd., (“Hedetang Holding”), a company incorporated under the laws of the PRC, which holds 100% of Hedetang Foods Industry (Xi’an) Co. Ltd., (“Food Industry Xi’an”), a company incorporated under the laws of the PRC. Food Industry Xi’an has nine subsidiaries: (i) SkyPeople Suizhong; (ii) Food Industry Yidu; (iii) Hedetang Food Industry (Jingyang) Co. Ltd. (“Fruit Industry Jingyang”); (iv) Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry Zhouzhi”); (v) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”); (vi) Hedetang Agricultural Plantations (Yidu) Co., Ltd (“Agricultural Plantations Yidu”); (vii) Hedetang Agricultural Plantations (Mei County) Co., Ltd (“Agricultural Plantations Mei County”); (viii) Hedetang Farm Products Trading Market (Mei County) Co., Ltd (“Trading Market Mei County”); and (ix) Hedetang Farm Products Trading Market (Yidu) Co., Ltd (“Trading MarketYidu”).

Historically, separate financial statements have not been prepared for the Company. These financial statements reflect the historical financial position, results of operations, changes in parent company equity and cash flows of the Company for the periods presented, as the Company was historically managed within Future FinTech (the "Parent"). The financial statements have been prepared on a “carve-out” basis and are derived from the consolidated financial statements and accounting records of Future FinTech. The financial statements are prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The Company’s financial statements have been prepared in accordance with US GAAP and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, valuation of change in fair value of warrant liability, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates and such differences may be material to our consolidated financial statements.

F-70

Impairment of Long-Lived Assets

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, or it is reasonably possible that these assets could become impaired as a result of technological or other industrial changes. The determination of recoverability of assets to be held and used is made by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

Fair Value of Financial Instruments

The Company has adopted FASB Accounting Standard Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable input, which may be used to measure fair value and include the following:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Input other than Level 1 that is observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other input that is observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable input that is supported by little or no market activity and that is significant to the fair value of the assets or liabilities.

Our cash and cash equivalents and restricted cash are classified within level 1of the fair value hierarchy because they are value using quoted market price.

Earnings Per Share

Under ASC 260-10, Earnings Per Share, basic EPS excludes dilution for Common Stock equivalents and is calculated by dividing net income available to common stockholders by the weighted-average number of Common Stock outstanding for the period. Our Series B Convertible Preferred Stock is a participating security. Consequently, the two-class method of income allocation is used in determining net income available to common stockholders.

Diluted EPS is calculated by using the treasury stock method, assuming conversion of all potentially dilutive securities, such as stock options and warrants. Under this method, (i) exercise of options and warrants is assumed at the beginning of the period and shares of Common Stock are assumed to be issued, (ii) the proceeds from exercise are assumed to be used to purchase Common Stock at the average market price during the period, and (iii) the incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted EPS computation. The numerators and denominators used in the computations of basic and diluted EPS are presented in the following table.

F-71

	Year Ended December 31,
	2016 (unaudited)	2015 (unaudited)
NUMERATOR FOR BASIC AND DILUTED EPS
Net loss(numerator for Diluted EPS)	$(2,994,080)	$(1,560,416)
Net loss allocated to Common Stock holders	$(2,994,080)	$(1,560,416)

Basic earnings per share
Basic earnings per share from Net Income	(0.12)	(0.06)

Diluted Earnings Per Share
Diluted earnings per share from Net Income	(0.12)	(0.06)

Weighted average Common Stock outstanding	25,000,000	25,000,000
DENOMINATOR FOR BASIC AND DILUTIVED EPS	25,000,000	25,000,000

Cash and Cash Equivalents

Cash and cash equivalents included cash on hand and demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal and use and with an original maturity of three months or less.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. The Company believes the probability of a bank failure, causing loss to the Company, is remote.

Restricted Cash

Restricted cash consists of cash equivalents used as collateral to secure short-term notes payable.

Accounts Receivable and Allowances

Accounts receivable are recognized and carried at the original invoice amounts less an allowance for any uncollectible amount. We have a policy of reserving for uncollectible accounts based on our best estimate of the amount of probable credit losses in our existing accounts receivable. We extend credit to our customers based on an evaluation of their financial condition and other factors. We generally do not require collateral or other security to support accounts receivable. We perform ongoing credit evaluations of our customers and maintain an allowance for potential bad debts if required.

We determine whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, we use assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. We may also record a general allowance as necessary.

Direct write-offs are taken in the period when we have exhausted our efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that we should abandon such efforts.

The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers. Our credit term for distributors with good credit history is from 30 days to 120 days. As of December 31, 2016 and 2015, there was no accounts receivables have been outstanding for over 120 days, the increase is due to the growth of sales in concentrated apply juice which had longer credit period to distributors.

Inventories

Inventories consist of raw materials, packaging materials (which include ingredients and supplies) and finished goods (which include finished juice in the bottling and canning operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the weighted average method. The Company periodically reviews inventories for obsolescence and any inventories identified as obsolete are reserved or written off. Although we believe that the assumptions we use in estimate inventory write downs are reasonable, future changes in these assumptions could provide a significantly different result. The Company did not record any inventory markdown allowance for the year ended December 31, 2016 and 2015, respectively.

F-72

Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition. Revenue from sales of products is recognized upon shipment or delivery to customers, provided that persuasive evidence of sales arrangements exist, title and risk of loss have been transferred to the customers, the sales amounts are fixed and determinable and collection of the revenue is reasonably assured. Customers have no contractual right to return products. Historically, the Company has not had any returned products. Accordingly, no provision has been made for returnable goods. The Company is not required to rebate or credit a portion of the original fee if it subsequently reduces the price of its product and the distributor still has rights with respect to that product.

Shipping and Handling Costs

Shipping and handling amounts billed to customers in sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $3,739 and $7,694 for 2016 and 2015, respectively, are reported in the Consolidated Statements of Income and Comprehensive Income as a component of selling expenses. The decrease in shipping and handling costs in fiscal year 2016 was mainly due to a decrease in sales quantity of our products.

Government Subsidies

A government subsidy is recognized only when the Company complies with any conditions attached to the grant and there is reasonable assurance that the grant will be received.

The government subsidies recognized were $0 and $413,029for the years ended December 31, 2016 and 2015, respectively, and are included in other income of the consolidated statements of comprehensive income.

Advertising and Promotional Expense

Advertising and promotional costs are expensed as incurred and are included in selling expenses. The Company incurred $0 and $641 in advertising and promotional costs for the years ended December 31, 2016 and 2015, respectively.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are expensed as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income.

Construction in progress primarily represents the construction or the renovation costs of plant, machinery and equipment stated at cost less any accumulated impairment loss, which is not depreciated.  Costs and interest on borrowings incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.  Cost of repairs and maintenance is expensed as incurred.

Depreciation related to property, plant and equipment used in production is reported in cost of sales, and includes amortized amounts related to capital leases. We estimated that the residual value of the Company’s property and equipment ranges from 3% to 5%.  Property, plant and equipment are depreciated over their estimated useful lives as follows:

Buildings	20-30 years
Machinery and equipment	5-10 years
Furniture and office equipment	3-5 years
Motor vehicles	5 years

F-73

Foreign Currency and Other Comprehensive Income

The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency; however, the reporting currency of the Company is the United States dollar (“USD”). Assets and liabilities of the Company’s foreign subsidiaries have been translated into USD using the exchange rate at the balance sheet date, while equity accounts are translated using historical exchange rate. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Other comprehensive income for the year ended December 31, 2016 and 2015 represented foreign currency translation adjustments loss of $111,753 and loss of $3,124,667, respectively, and were included in the consolidated statements of comprehensive income.

Income Taxes

We use the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

Land Use Right

The Company paid in advance for land use rights according to Chinese law. Prepaid land use rights are being amortized and recorded as lease expenses using the straight-line method over the use terms of the lease, which are 40 to 50 years.

Research and Development

Research and development costs are expensed when incurred and are included in operating expenses.

F-74

New Accounting Pronouncements

In January 2016, the FASB issued an amendment to its accounting guidance related to recognition and measurement of financial assets and financial liabilities. The amendment addresses certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The amendment will be effective for us beginning in our first quarter of fiscal year 2019. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In February 2016, the FASB issued a new standard on accounting for leases. The new standard is intended to provide enhanced transparency and comparability by requiring lessees to record right-of-use assets and corresponding lease liabilities on the balance sheet. The new standard will continue to classify leases as either finance or operating, with classification affecting the pattern of expense recognition in the statement of earnings. The new standard is required to be adopted using a modified retrospective method to each prior reporting period presented with various optional practical expedients. The new standard will be effective for us beginning in our first quarter of fiscal year 2020 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In March 2016, the FASB issued an amendment to its accounting guidance related to employee share-based payments. The amendment simplifies several aspects of the accounting for employee share-based payments including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows. The amendment will be effective for us beginning in our first quarter of fiscal year 2018 with early adoption permitted. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In August 2016, FASB issued “Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments.” The issues include but are not limited to the classification of debt prepayment and debt extinguishment costs, payments made for contingent consideration for a business combination, proceeds from the settlement of insurance proceeds, distributions received from equity method investees and separately identifiable cash flows and the application of the predominance principle. This update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is currently evaluating the provisions of this standard and assessing its impact on the Company’s consolidated financial statements and disclosures.

In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which amended the guidance on performance obligation disclosures and makes technical corrections and improvements to the new revenue standard. The standard is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, and permits early adoption on a limited basis. The update permits the use of either the retrospective or cumulative effect transition method. The Company is currently evaluating the effect the adoption of these standards will have on the Company’s consolidated financial statements.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the fiscal year ended December 31, 2016, that are of significance or potential significance to us.

3. INVENTORIES

Inventories by major categories are summarized as follows:

	December 31,
	2016 (unaudited)	2015 (unaudited)
Raw materials and packaging	$930	$994
Finished goods	27,716	-
Inventories	$28,646	$994

F-75

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,
	2016 (unaudited)	2015 (unaudited)
Machinery and equipment	$18,595,935	$19,865,714
Furniture and office equipment	6,234	5,467
Motor vehicles	1,132	1,209
Buildings	15,065	15,863
Construction in progress	15,123,479	13,759,661
Subtotal	33,741,845	33,647,914
Less: accumulated depreciation	2,067,793)	1,263,101)
Net property and equipment	$31,674,052	$32,384,813

Depreciation expense included in general and administration expenses for the year ended December 31, 2016 and 2015 was $2,147,668 and $1,328,527, respectively. Depreciation expense included in cost of sales for the year ended December 31, 2016 and 2015 was $0, respectively.

5. LONG TERM ASSETS

Long term assets were $2,789,390 and $2,979,857 for the year ended December 31, 2016 and 2015, respectively. It represents the capital lease risk deposits made by the Company to Cinda Financial Leasing Co., LTD in terms of capital lease agreement.

6. LAND USAGE RIGHTS

According to the laws of the PRC, the government owns all of the land in the PRC. The government of the PRC, its agencies and collectives hold all land ownership.  Companies or individuals are authorized to use the land only through land usage rights granted by the PRC government. Land usage rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fee. Accordingly, the Company paid in advance for land usage rights. Prepaid land usage rights are being amortized and recorded as lease expenses using the straight-line method over the terms of the leases, which range from 40 to 50 years. The amortization expense was $580,835 and $491 for fiscal years 2016 and 2015, respectively. The following table sets forth land usage rights of the Company as of December 31, 2016 and 2015, respectively.

	December 31,
	2016 (unaudited)	2015 (unaudited)
Cost	$15,210,717	$9,020,120
Less: Accumulated amortization	(559,826)	(634)
	$14,650,891	$9,019,486

7. LEASE OBLIGATION PAYABLE

The schedule below represents the commitments for the Company’s capital equipment under the lease contract with Cinda Financial Leasing Co., Ltd, entered into in April of 2014. The Company’s obligations under the finance lease are secured by the lessors’ title to the leased assets. The lease has an interest rate as 7.36%.

F-76

Minimum lease payments for the years ending December 31, are as follows;

2017	$6,945,442
2018	5,787,869
2019	1,760,692
Less: amount representing interest	-
Present value of minimum lease payments	$14,494,003

Due within one year	$6,945,442
Due after one year	7,548,560
Present value of minimum lease payments	$14,494,003

In April 2015, China Cinda Asset Management Co., Ltd. Shaanxi Branch (“Cinda Shaanxi Branch”) filed two enforcement proceedings with Xi’an Intermediate People’s Court against the Company for alleged defaults pursuant to guarantees by the Company to its suppliers for a total amount of RMB 39,596,250, or approximately $6.1 million.

In June 2014, two long term suppliers of pear, mulberry, kiwi fruits to the Company requested the Company to provide guarantees for their loans with Cinda Shaanxi Branch. Considering the long term business relationship and to ensure the timely supply of raw materials, the Company agreed to provide guarantees upon the value of the raw materials supplied to the Company. Because Cinda Shaanxi Branch is not a bank authorized to provide loans, it eventually provided financing to the two suppliers through purchase of accounts receivables of the two suppliers with the Company. In July, 2014, the parties entered into two agreements - Accounts Receivables Purchase and Debt Restructure Agreement and Guarantee Agreements for Accounts Receivables Purchase and Debt Restructure. Pursuant to the agreements, Cinda Shaanxi Branch agreed to provide a RMB 100 million credit line on a rolling basis to the two suppliers and the Company agreed to pay its accounts payables to the two suppliers directly to Cinda Shaanxi Branch and provided guarantees for the two suppliers. In April 2015, Cinda Shaanxi Branch stopped providing financing to the two suppliers and the two suppliers were unable to continue the supply of raw materials to the Company. Consequently, the Company stopped making any payment to Cinda Shaanxi Branch.

The Company has responded to the court and taken the position that the financings under the agreements are essentially the loans from Cinda Shaanxi Branch to the two suppliers, and because Cinda Shaanxi Branch does not have permits to make loans in China, the agreements are invalid, void and have no legal forces from the beginning. Therefore, the Company has no obligations to repayment the debts owed by the two suppliers to Cinda Shaanxi Branch. The proceeding is currently pending for the verdict of the judge.

In September 2016, the Suizhong Branch of Huludao Banking Co. Ltd. (“Suizhong Branch”) filed a lawsuit with Huludao Intermediate People’s Court (the “Court”) against the Company’s indirectly wholly-owned subsidiary Huludao Wonder Fruit Co., Ltd. (“Wonder Fruit”) and requested that Wonder Fruit repay a 40 million RMB (approximately $6.35 million) bank loan, plus interest. The loan became due on its maturity date on December 9, 2016.  On December 19, 2016, the Court accepted the case.  The Company has been disputing the interest rate of the loan with Suizhong Branch, and has not repaid the loan to date.  Wonder Fruit believes the interest charged by Suizhong Branch is 100% higher than the base rate set by China People’s Bank and is not in consistent with China People’s Bank’s base interest and floating rate. The Court has temporarily frozen the land and real property of the Wonder Fruit that were pledged as guarantee for the loan from being transferred to any third-party, but the freeze does not limit or affect the use of these properties by Wonder Fruit for its business. Wonder Fruit is currently in discussions with the Suizhong Branch on repayment of the bank loan and a reduction of the interest due thereon.

From time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

F-77

8. CONCENTRATIONS

There was one customer who accounted for 10% of the Company’s sales for the year ended December 31, 2016 and December 31, 2015, respectively. Sales to our five largest customers accounted for 100% of our net sales during the years ended December 31, 2016 and 2015, respectively.

Full market purchased all of its products from the related party, SkyPeople Juice Group Co., Ltd., for the year ended December 31, 2016 and 2015, respectively. There was no other single supplier representing 10% of purchases during both years.

9 DEPOSITS

As of December 31, 2016, the balance of deposits was $54,942,909, which mainly consisted of a deposit of approximately $35.4 million for the leasing fee for the kiwifruits orchard in Mei County.

On August 3, 2016, Shaanxi Guoweimei Kiwi Deep Processing Company, an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 20,000 mu (approximately 3,300 square acres) of kiwifruits orchard located in Mei County, Shaanxi Province, with the Di’erpo Committee of Jinqu Village, Mei County, Shaanxi for a term of 30 years, from August 5, 2016 to August 4, 2046. The annual leasing fee is RMB 1,250 (approximately $189) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016, 2026 and 2036. The Company made a payment of RMB 246 million (approximately $35.4 million) for the first 10 years’ leasing fees on August 15, 2016, which is recorded as deposits in the Company’s balance sheet.

10. IMMATERIAL CORRECTION OF ERRORS IN PRIOR PERIOD

During the 2015 fiscal year audit, the company identified calculation errors in the other comprehensive income portion of 2014 audited consolidated statements of comprehensive income. In accordance with ASC Topic 250, Accounting Changes and Error Corrections, the Company evaluated the materiality of the errors from quantitative and qualitative perspectives, and concluded that the errors were immaterial to the Company’s prior period interim and annual consolidated financial statements. Since the revisions were not material to any prior period interim or annual consolidated financial statements, no amendments to previously filed interim or annual periodic reports were required. The Company has revised the historical consolidated financial information presented herein to reflect the correction of these errors.

F-78

Fullmart Holdings Limited

Balance Sheets

	June 30,	December 31,
	2017 (unaudited)	2016 (unaudited)

CURRENT ASSETS
Cash and cash equivalents	$91,572	$17,143
Accounts receivable
Other receivables	668,629	720,247
Inventories	49,987	28,646
Deferred tax assets	2,246,858	2,246,858
Advances to suppliers and other current assets	1,224	27,101,975
TOTAL CURRENT ASSETS	3,337,081	27,868,011

PROPERTY, PLANT AND EQUIPMENT, NET	32,948,859	31,674,052
LAND USE RIGHT, NET	20,522,590	14,650,891
LONG TERM ASSETS	2,856,342	2,789,390
DEPOSIT	54,600,013	54,942,901
Related party receivables	5,660,446	5,528,941
TOTAL ASSETS	$119,925,331	$137,454,186

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$7,518,620	$8,736,193
Accrued expenses	10,934,235	1,072,914
Income tax payable	2,246,858	764,753
Advances from customers	5,376	-
TOTAL CURRENT LIABILITIES	20,705,089	10,573,860

NON-CURRENT LIABILITIES
Long-term payables	16,592,943	14,494,003
Related party payables	84,416,413	111,954,762
TOTAL NON-CURRENT LIABILITIES	101,009,356	126,448,765
TOTAL LIABILITIES	121,714,445	137,022,625

EQUITY

Fullmart Holdings Limited Stockholders' equity
Common stock, $0.02 par value; 25,000,000 shares authorized; 25,000,000 and 25,000,000 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	50,000	50,000
Additional paid-in capital	8,123,873	8,123,873
Retained earning (loss)	(9,962,986)	(7,434,517)
Accumulated other comprehensive loss	-	(307,795)
Total Fullmart Holdings Limited stockholders' equity	(1,789,114)	431,561
TOTAL LIABILITIES AND EQUITY	$119,925,331	$137,454,186

F-79

Fullmart Holdings Limited

Statements of Operations AND COMPRENSIVE INCOME (LOSS)

	For the Six Months Ended June 30,
	2017 (unaudited)	2016 (unaudited)
Revenue	$115,982	$77,814
Cost of goods sold	103,315	77,814
Gross profit	12,667	-

Operating Expenses
General and administrative expenses	2,514,398	94,649
Selling expenses	26,511	47
Total operating expenses	2,540,909	94,696

Loss from operations	(2,528,242)	(94,696)

Other income (expenses)
Interest income	11	-
Subsidy income	-	13,785
Interest expenses	(236)	(285)
Total other income (expenses)	(225)	13,500

Loss from before Income Tax	(2,528,467)	(81,196)
Income tax provision	-	-
Income from Continuing Operations before Minority Interest	(2,528,467)
Less: Net income attributable to non-controlling interests	(2)
LOSS ATTRIBUTABLE TO FULLMART HOLDINGS Ltd. STOCKHOLDERS	$(2,528,469)	(81,196)

Other comprehensive loss
Foreign currency translation adjustment	$31,510	$(111,754)
COMPREHENSIVE LOSS ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC. STOCKHOLDERS	(2,496,959)	(192,950)
Earnings per share:
Basic and diluted loss per share from net loss	(0.10)	(0.00)
Weighted average number of shares outstanding
Basic and diluted	25,000,000	25,000,000

F-80

Fullmart Holdings Limited

Statements of Cash Flows

	For the Six Months Ended
	June 30,
	2017 (unaudited)	2016 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(2,528,469)		$(81,196)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	536,273		564,373
Changes in operating assets and liabilities
Accounts receivable	-		(569,842)
Other receivable	(21,907,020)		2,856,605
Advances to suppliers and other current assets	29,096,566		(1,574,609)
Inventories	(20,367)		-
Accounts payable	(174,188)		6,126,700
Accrued expenses	364,183		(1,071,089)
Income tax payable	(772,245)
Advances from customers	-		41,843
Net income	4,594,733		6,292,785

CASH FLOWS FROM INVESTING ACTIVITIES
Refund of purchase deposit	(91,707)		-
Additions to property, plant and equipment	(954,403)		(1,416)
Purchase of intangible assets	(5,532,764)		-
Loan repayment from related parties			872
Net cash used in investing activities	(6,578,874)		(544)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (repayments) long term debt	2,021,142		(1,229,949)
Repayment of related party loans			(5,820,152)
Net cash used in financing activities	2,021,142		(7,050,101)

Effect of change in exchange rate	37,428		(6,731)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	74,429		(764,591)
Cash and cash equivalents, beginning of year	17,143		862,033
Cash and cash equivalents, end of year	$91,572		$97,442

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$-		$285
Cash paid for income taxes	$-		$-

SUPPLEMENTARY DISCLOSURE OF SIGNIFICANT NON-CASH TRANSACTION
Transferred from other assets to property, plant and equipment and construction in process	$954,403	$
Equipment acquired by capital lease	$-		$-

F-81

Fullmart Holdings Limited

Notes to Financial Statements

1. BASIS OF PRESENTATION

The Separation — Future FinTech Group Inc (“Future FinTech”) Board of Directors approved the spin-off of the Future FinTech’s wholly-owned subsidiaries, SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”) and FullMart Holdings Limited (BVI) (“FullMart”), through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of Future FinTech’s common stock at the close of business on September 10, 2017, the record date (the “Spin-Offs”).

Upon completion of the Spin-Offs, all of the ordinary shares of each of SkyPeople BVI and FullMart will be directly held by the Future FinTech shareholders of record as of the Record Date.

The transactions, which is subject to customary regulatory and shareholder approvals is expected to close in the second half of 2017.

Basis of Presentation — The accompanying financial statements include the accounts of FullMart (the “Company”), a business engaging in the manufacture and sale of consumer food products.

FullMart, a company organized under the laws of British Virgin Island, ), holds 100% of equity interest of Hedetang Holdings (Asia Pacific) Ltd. (“Hedetang Holdings (Asia Pacific)”), a company organized under the laws of Hong Kong. Hedetang Holdings (Asia Pacific) holds 100% of the equity interest of Hedetang Holding Group Co. Ltd., (“Hedetang Holding”), a company incorporated under the laws of the PRC, which holds 100% of Hedetang Foods Industry (Xi’an) Co. Ltd., (“Food Industry Xi’an”), a company incorporated under the laws of the PRC. Food Industry Xi’an has nine subsidiaries: (i) SkyPeople Suizhong; (ii) Food Industry Yidu; (iii) Hedetang Food Industry (Jingyang) Co. Ltd. (“Fruit Industry Jingyang”); (iv) Hedetang Foods Industry (Zhouzhi) Co. Ltd. (“Foods Industry Zhouzhi”); (v) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”); (vi) Hedetang Agricultural Plantations (Yidu) Co., Ltd (“Agricultural Plantations Yidu”); (vii) Hedetang Agricultural Plantations (Mei County) Co., Ltd (“Agricultural Plantations Mei County”); (viii) Hedetang Farm Products Trading Market (Mei County) Co., Ltd (“Trading Market Mei County”); and (ix) Hedetang Farm Products Trading Market (Yidu) Co., Ltd (“Trading Market Yidu”).

Historically, separate financial statements have not been prepared for the Company. These financial statements reflect the historical financial position, results of operations, changes in parent company equity and cash flows of the Company for the periods presented, as the Company was historically managed within Future FinTech (the "Parent"). The financial statements have been prepared on a “carve-out” basis and are derived from the consolidated financial statements and accounting records of Future FinTech. The financial statements are prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The Company’s financial statements have been prepared in accordance with US GAAP and this requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expenses during the reporting period. The significant areas requiring the use of management estimates include, but not limited to, the allowance for doubtful accounts receivable, estimated useful life and residual value of property, plant and equipment, provision for staff benefit, valuation of change in fair value of warrant liability, recognition and measurement of deferred income taxes and valuation allowance for deferred tax assets. Although these estimates are based on management’s knowledge of current events and actions management may undertake in the future, actual results may ultimately differ from those estimates and such differences may be material to our consolidated financial statements.

F-82

Impairment of Long-Lived Assets

In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property, plant and equipment and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable, or it is reasonably possible that these assets could become impaired as a result of technological or other industrial changes. The determination of recoverability of assets to be held and used is made by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

Fair Value of Financial Instruments

The Company has adopted FASB Accounting Standard Codification Topic on Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. ASC 820 establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable input, which may be used to measure fair value and include the following:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Input other than Level 1 that is observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other input that is observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable input that is supported by little or no market activity and that is significant to the fair value of the assets or liabilities.

Our cash and cash equivalents and restricted cash are classified within level 1of the fair value hierarchy because they are value using quoted market price.

Earnings Per Share

Under ASC 260-10, Earnings Per Share, basic EPS excludes dilution for Common Stock equivalents and is calculated by dividing net income available to common stockholders by the weighted-average number of Common Stock outstanding for the period. Our Series B Convertible Preferred Stock is a participating security. Consequently, the two-class method of income allocation is used in determining net income available to common stockholders.

Diluted EPS is calculated by using the treasury stock method, assuming conversion of all potentially dilutive securities, such as stock options and warrants. Under this method, (i) exercise of options and warrants is assumed at the beginning of the period and shares of Common Stock are assumed to be issued, (ii) the proceeds from exercise are assumed to be used to purchase Common Stock at the average market price during the period, and (iii) the incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted EPS computation. The numerators and denominators used in the computations of basic and diluted EPS are presented in the following table.

F-83

	Six Months Ended June 30,
	2017	2016
NUMERATOR FOR BASIC AND DILUTED EPS
Net loss(numerator for Diluted EPS)	$(2,528,469)	$(81,196)
Net loss allocated to Common Stock holders	$(2,528,469)	$(81,196)

Basic earnings per share
Basic earnings per share from Net Income	(0.10)	(0.00)

Diluted Earnings Per Share
Diluted earnings per share from Net Income	(0.10)	(0.00)

Weighted average Common Stock outstanding	25,000,000	25,000,000
DENOMINATOR FOR BASIC AND DILUTIVED EPS	25,000,000	25,000,000

Cash and Cash Equivalents

Cash and cash equivalents included cash on hand and demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal and use and with an original maturity of three months or less.

Deposits in banks in the PRC are not insured by any government entity or agency, and are consequently exposed to risk of loss. The Company believes the probability of a bank failure, causing loss to the Company, is remote.

Restricted Cash

Restricted cash consists of cash equivalents used as collateral to secure short-term notes payable.

Accounts Receivable and Allowances

Accounts receivable are recognized and carried at the original invoice amounts less an allowance for any uncollectible amount. We have a policy of reserving for uncollectible accounts based on our best estimate of the amount of probable credit losses in our existing accounts receivable. We extend credit to our customers based on an evaluation of their financial condition and other factors. We generally do not require collateral or other security to support accounts receivable. We perform ongoing credit evaluations of our customers and maintain an allowance for potential bad debts if required.

We determine whether an allowance for doubtful accounts is required by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations. In these cases, we use assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. We may also record a general allowance as necessary.

Direct write-offs are taken in the period when we have exhausted our efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that we should abandon such efforts.

The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers. Our credit term for distributors with good credit history is from 30 days to 120 days. As of June 30, 2017 and December 31, 2016 , there was no accounts receivables have been outstanding for over 120 days, the increase is due to the growth of sales in concentrated apply juice which had longer credit period to distributors.

Inventories

Inventories consist of raw materials, packaging materials (which include ingredients and supplies) and finished goods (which include finished juice in the bottling and canning operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the weighted average method. The Company periodically reviews inventories for obsolescence and any inventories identified as obsolete are reserved or written off. Although we believe that the assumptions we use in estimate inventory write downs are reasonable, future changes in these assumptions could provide a significantly different result. The Company did not record any inventory markdown allowance for the year ended June 30, 2017 and December 31, 2016, respectively.

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Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, Revenue Recognition. Revenue from sales of products is recognized upon shipment or delivery to customers, provided that persuasive evidence of sales arrangements exist, title and risk of loss have been transferred to the customers, the sales amounts are fixed and determinable and collection of the revenue is reasonably assured. Customers have no contractual right to return products. Historically, the Company has not had any returned products. Accordingly, no provision has been made for returnable goods. The Company is not required to rebate or credit a portion of the original fee if it subsequently reduces the price of its product and the distributor still has rights with respect to that product.

Shipping and Handling Costs

Shipping and handling amounts billed to customers in sales transactions are included in sales revenues and shipping expenses incurred by the Company are reported as a component of selling expenses. The shipping and handling expenses of $1,496 and $0 for the six months ended June 30, 2017 and 2016, respectively, are reported in the Consolidated Statements of Income and Comprehensive Income as a component of selling expenses. The decrease in shipping and handling costs in fiscal year 2016 was mainly due to a decrease in sales quantity of our products.

Government Subsidies

A government subsidy is recognized only when the Company complies with any conditions attached to the grant and there is reasonable assurance that the grant will be received.

The government subsidies recognized were $0 and $13,785 for the six months ended June 30, 2017 and 2016, respectively, and are included in other income of the consolidated statements of comprehensive income.

Advertising and Promotional Expense

Advertising and promotional costs are expensed as incurred and are included in selling expenses. The Company incurred $0 in advertising and promotional costs for the six months ended June 30, 2017 and 2016, respectively.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and any impairment losses. Depreciation is computed using the straight-line method over the useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs that do not extend the life of the respective assets are expensed as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income.

Construction in progress primarily represents the construction or the renovation costs of plant, machinery and equipment stated at cost less any accumulated impairment loss, which is not depreciated.  Costs and interest on borrowings incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.  Cost of repairs and maintenance is expensed as incurred.

Depreciation related to property, plant and equipment used in production is reported in cost of sales, and includes amortized amounts related to capital leases. We estimated that the residual value of the Company’s property and equipment ranges from 3% to 5%.  Property, plant and equipment are depreciated over their estimated useful lives as follows:

Buildings	20-30 years
Machinery and equipment	5-10 years
Furniture and office equipment	3-5 years
Motor vehicles	5 years

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Foreign Currency and Other Comprehensive Income

The financial statements of the Company’s foreign subsidiaries are measured using the local currency as the functional currency; however, the reporting currency of the Company is the United States dollar (“USD”). Assets and liabilities of the Company’s foreign subsidiaries have been translated into USD using the exchange rate at the balance sheet date, while equity accounts are translated using historical exchange rate. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Other comprehensive income for the six months ended June 30, 2017 and 2016 represented foreign currency translation adjustments income of $31,510 and loss of $111,754, respectively, and were included in the consolidated statements of comprehensive income.

Income Taxes

We use the asset and liability method of accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We have no material uncertain tax positions for any of the reporting periods presented.

Leases

Leases are reviewed and classified as capital or operating at their inception in accordance with ASC Topic 840, Accounting for Leases. For leases that contain rent escalations, the Company records monthly rent expense equal to the total amount of the payments due in the reporting period over the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent account.

Land Use Right

The Company paid in advance for land use rights according to Chinese law. Prepaid land use rights are being amortized and recorded as lease expenses using the straight-line method over the use terms of the lease, which are 40 to 50 years.

Research and Development

Research and development costs are expensed when incurred and are included in operating expenses.

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New Accounting Pronouncements

In January 2017, the FASB issued a new accounting standard update on simplifying the accounting for goodwill impairment. The new guidance eliminates the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the goodwill impairment test) to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. This guidance will be effective for interim or annual goodwill impairment tests in fiscal years beginning after December 15, 2019 and will be applied prospectively. Early adoption is permitted for any impairment tests performed after January 1, 2017. We are evaluating the impact of adopting this amendment to our consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, “Clarifying the Definition of a Business,” which clarifies the definition of a business in ASC 805. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. Currently, there is no impact to our consolidated financial statements and related disclosures, but we will adopt on January 1, 2018 for any business combinations and will consider adopting early for any acquisitions prior to January 1, 2018.

In May 2017, the FASB issued ASU 2017-09, “Compensation – Stock Compensation (Topic 718): Scope of Modification Accounting”, which amends the scope of modification accounting for share-based payment arrangements. The ASU provides guidance on the types of changes to the terms or conditions of share-based payment awards to which we would be required to apply modification accounting under ASC 718. Specifically, we would not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. The guidance is effective for annual reporting periods, including interim period within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period. We are currently evaluating the impact the standard may have on our consolidated financial statements and related disclosures should we have a modification to our share-based payment awards in the future.

There were no other recent accounting pronouncements or changes in accounting pronouncements during the six months ended June 30, 2017 compared to the recent accounting pronouncements described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that are of significance or potential significance to us.

3. INVENTORIES

Inventories by major categories are summarized as follows:

	June 30, 2017 (Unaudited)	December 31, 2016 (Audited)

Raw materials and packaging	$5,901	$930
Finished goods	44,086	27,716
Inventories	$49,987	$28,646

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	June 30	December 31,
	2017 (unaudited)	2016 (unaudited)
Machinery and equipment	$19,042,277	$18,595,935
Furniture and office equipment	6,383	6,234
Motor vehicles	1,159	1,132
Buildings	15,426	15,065
Construction in progress	16,454,304	15,123,479
Subtotal	35,519,549	33,741,845
Less: accumulated depreciation	(2,570,690)	(2,067,793)
Net property and equipment	$32,948,859	$31,674,052

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Depreciation expense included in general and administration expenses for the six months ended June 30, 2017 and 2016 was $446,979 and $470,416, respectively. Depreciation expense included in cost of sales for the six months ended June 30, 2017 and 2016 was $0, respectively.

5. LONG TERM ASSETS

Long term assets were $ 2,856,342 and $ 2,789,390 as of June 30, 2017 and December 31, 2016, respectively. It represents the capital lease risk deposits made by the Company to Cinda Financial Leasing Co., LTD in terms of capital lease agreement.

6. LAND USAGE RIGHTS

According to the laws of the PRC, the government owns all of the land in the PRC. The government of the PRC, its agencies and collectives hold all land ownership.  Companies or individuals are authorized to use the land only through land usage rights granted by the PRC government. Land usage rights can be transferred upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fee. Accordingly, the Company paid in advance for land usage rights. Prepaid land usage rights are being amortized and recorded as lease expenses using the straight-line method over the terms of the leases, which range from 40 to 50 years. The amortization expense was $ 89,294 and $93,957 for six months ended June 30, 2017 and 2016, respectively. The following table sets forth land usage rights of the Company as of June 30, 2017 and December 31, 2016, respectively.

	June 30	December 31,
	2017 (unaudited)	2016 (unaudited)
Cost	$21,186,404	$15,210,717
Less: Accumulated amortization	(663,814)	(559,826)
	$20,522,590	$14,650,891

7. CONCENTRATIONS

There was one customer who accounted for more than 10% of the Company’s sales for the six months ended June 30, 2017 and June 30, 2016, respectively. Sales to our five largest customers accounted for 100% and 99% of our net sales for the six months ended June 30, 2017 and June 30, 2016, respectively.

Full market purchased all of its products from the related party, SkyPeople Juice Group Co., Ltd., for the six months ended June 30, 2017 and June 30, 2016, respectively. There was no other single supplier representing 10% of purchases during both years.

8. DEPOSITS

As of June 30, 2017, the balance of deposits was $54,600,013, which mainly consisted of a deposit of approximately $35.4 million for the leasing fee for the kiwifruits orchard in Mei County.

On August 3, 2016, Shaanxi Guoweimei Kiwi Deep Processing Company, an indirectly wholly-owned subsidiary of the Company, signed a lease agreement for 20,000 mu (approximately 3,300 square acres) of kiwifruits orchard located in Mei County, Shaanxi Province, with the Di’erpo Committee of Jinqu Village, Mei County, Shaanxi for a term of 30 years, from August 5, 2016 to August 4, 2046. The annual leasing fee is RMB 1,250 (approximately $189) per mu, and payment of 10 years’ of leasing fees shall be made on each of September 25, 2016, 2026 and 2036. The Company made a payment of RMB 246 million (approximately $35.4 million) for the first 10 years’ leasing fees on August 15, 2016, which is recorded as deposits in the Company’s balance sheet.

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Annex A

Future Fintech grOup inc.

2017 OMNIBUS EQUITY PLAN

ARTICLE 1

GENERAL PROVISIONS

1.1.	PURPOSE OF THE PLAN.

The Future FinTech Group Inc. 2017 Omnibus Equity Plan has been established by Future FinTech Group Inc. to (a) attract and retain high caliber employees, directors, consultants and independent contractors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similarly-situated companies; and (d) further align Participants’ interests with those of the Corporation’s stockholders through compensation that is based on the Corporation’s common stock; and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Capitalized terms shall have the meanings assigned to such terms in Section 9 of the Plan.

1.2.	TYPES OF AWARDS AVAILABLE UNDER THE PLAN.

The Plan provides for five types of Awards:

Options - the Option Grant Program under which Eligible Persons may be granted Incentive Stock Options or Non-Statutory Stock Options to purchase Shares is set forth in Article 2;

Stock Appreciation Rights - the Stock Appreciation Rights Program under which Eligible Persons may be granted a right to receive the appreciation in the Fair Market Value of Shares in the form of cash or Stock is set forth in Article 3;

Restricted Stock - the Restricted Stock Program under which Eligible Persons may be issued Shares, subject to certain conditions and restrictions, is set forth in Article 4; and

Unrestricted Stock: the Unrestricted Stock Program under which Eligible Persons may be issued Shares, is set forth in Article 5; and

Restricted Stock Units - the Restricted Stock Unit Program under which Eligible Persons may be granted a right to receive Stock upon the satisfaction of certain conditions and restrictions is set forth in Article 6.

The provisions of Articles 1, 7 (to the extent applicable), 8 and 9 apply to each type of Award made under the Plan and govern the interests of all persons under the Plan.

1.3.	ADMINISTRATION OF THE PLAN.

(a)	General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Paragraph (b)). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

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(b)	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet all of the following requirements:

(i)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall (A) not be an officer of the Corporation or a parent or subsidiary of the Corporation, or otherwise currently employed by the Corporation or a parent or subsidiary of the Corporation; (B) not receive compensation, either directly or indirectly, from the Corporation or a parent or subsidiary of the Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; (C) not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; and (D) not be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Securities Exchange Act of 1934. The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, and shall be interpreted and construed in a manner which assures compliance with said Rule 16b-3. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner;

(ii)	Outside Director Rule for Compliance with Code Section 162(m). No director serving on the Committee may be a current employee of the Corporation or a former employee of the Corporation (or any corporation affiliated with the Corporation under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Corporation (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the "outside director" requirements of Treasury Regulation §1.162-27(e)(3), and shall be interpreted and construed in a manner which assures compliance with the "outside" director requirement of Code §162(m)(4)(C)(i). To the extent Code §162(m) or the regulations issued thereunder are modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner; and

(iii)	Independent Director Rule for Stock Exchange. During the period any director is serving on the Committee, he shall satisfy all requirements to qualify as an independent director for purposes of the rules of the exchange on which the Stock is traded.

(c)	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum. Actions may be taken by a majority of the Committee at a meeting or by unanimous written consent of all Committee members in lieu of a meeting. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

(d)	Powers of Committee. The Committee may make one or more Awards under the Plan to a Participant. The Committee shall decide which Eligible Persons shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of Shares covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing Award under the Plan or award under any other compensation plan or arrangement of the Corporation or a Related Corporation, including a plan of any entity acquired by the Corporation or a Related Corporation, upon the cancellation of the existing award; provided, that such grant of an alternate or replacement Award may be made only if the alternate or replacement Award does not constitute a repricing of the existing award (as limited by Section 1.5(c) of the Plan). In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Corporation’s success and such other factors as the Committee, in its sole discretion, deems relevant.

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In accordance with Article 7 of the Plan, the Committee shall decide whether and to what extent Awards under the Plan shall be structured to conform with Code §162(m) requirements for the Performance-Based Exception. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform to Code §162(m). If every member of the Committee does not meet the definition of “outside director” as defined in Code §162(m), the Committee shall form a subcommittee of those members who do meet that definition, and that subcommittee shall have all authority and discretion to act as the Committee to make Awards that conform with Code §162(m).

The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Award Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(e)	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers.

(f)	Information to be Furnished to Committee. The records of the Corporation and Related Corporations as to an Eligible Person’s or Participant’s employment, termination of employment, performance of Services, termination of Services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee with such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

(g)	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Corporation shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Paragraph (e)), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Corporation relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

1.4.	ELIGIBILITY.

The persons eligible to participate in this Plan (“Eligible Persons”) are as follows:

(a)	Employees. Employees (including Employees who are members of the Board and Employees who reside in countries other than the United States), provided that awards of Incentive Stock Options shall only be made to Employees.

(b)	Outside Directors. Non-Employee members of the Board or the board of directors of any Related Corporation.

(c)	Consultants. Other consultants and independent advisors who provide bona-fide services to the Corporation (or any Related Corporation).

(d)	New Hires. Persons who have been offered employment by the Corporation or a Related Corporation, provided that such a prospective Employee may not be granted an Incentive Stock Option until he or she becomes an Employee and may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or the Related Corporation.

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1.5	STOCK SUBJECT TO THE PLAN.

(a)	Shares Available for Issuance.

(i)	Reserve. The Stock issuable under the Plan shall be Shares of authorized but unissued or reacquired Stock, including Shares repurchased by the Corporation as treasury shares. The maximum number of Shares available for issuance under the Plan shall be 1,300,000 Shares.
(ii)	Share Use. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. However, should the Exercise Price of an Option under the Plan be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise or vesting of an Award under the Plan, then such number of Shares shall be treated for purposes of this Paragraph as having been issued to the holder. Notwithstanding the above, the total number of Shares underlying a SAR granted under the Plan that is settled in Stock shall not be available for subsequent issuance under the Plan regardless of the number of Shares used to settle the SAR.

(iii)	Individual Participant Limitations. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation under Code §162(m) to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

(b)	Adjustment to Shares and Awards.

(i)	Recapitalization. If the Corporation is involved in a corporate transaction or any other event which affects the Shares (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of Shares that are issuable under the Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of Shares subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price or base price of outstanding Options and Stock Appreciation Rights; and

(4)	The Committee shall make any other equitable adjustments.

Only whole Shares shall be issued in making the above adjustments. Further, the number of Shares available under the Plan or the number of Shares subject to any outstanding Awards shall be the next lower number of Shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Corporation issues any rights to subscribe for additional Shares pro rata to holders of outstanding Shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding Shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights.

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(ii)	Reorganization. If the Corporation is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Corporation, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to each such Award would have been entitled;

(2)	any or all outstanding Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Plan;

(3)	any or all Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted; and/or

(4)	any or all unvested Restricted Stock Units AND Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

(iii)	Limits on Adjustments. Any issuance by the Corporation of stock of any class other than the Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

(c)	No Repricings. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the base price of SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an Exercise Price or base price that is less than the Exercise Price of the original Options or base price of the original SARs without stockholder approval.

ARTICLE 2

OPTION GRANT PROGRAM

2.1	TERMS.

The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Plan. Award Agreements need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Options.

To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

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2.2	VESTING.

Each Option shall vest and become exercisable at such time or times, during such period, and for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option; provided that no Option may be exercisable after the expiration of ten (10) years (or, in the case of an ISO granted to a 10% Stockholder, five (5) years) from the date of grant. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

2.3	EXERCISE PRICE.

The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date.

2.4	METHOD OF EXERCISE.

The Participant may exercise the Option by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. The notice shall be effective only if accompanied by payment of the Exercise Price in full. The Committee shall have the discretion to provide that the Exercise Price may be payable, to the extent permitted by applicable law, in one or more of the forms specified below:

(a)	Cash/Check. Cash or check made payable to the Corporation;

(b)	Shares Owned. By delivery to the Corporation of Shares owned by the Participant (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise) with such documentation as the Committee may require or in such other manner as the Committee may require;

(c)	Share Withholding. By withholding Shares that would otherwise be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(d)	Cashless Exercise. By cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the Exercise Price; and/or

(e)

Other Forms. In any other form of legal consideration that may be acceptable to the Committee, so long as it does not result in the deferral of recognition of income or a “deferral of compensation” within the meaning of Code §409A.

2.5	SETTLEMENT OF AWARD.

The Corporation shall deliver Shares as soon as practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise and payment in full of the Exercise Price as described in Section 2.4. Such Shares shall be subject to such conditions as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

2.6	CANCELLATION AND REGRANT OF OPTIONS.

The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under the Option Grant Program and to grant in substitution new Options covering the same or different number of Shares which might have an Exercise Price per Share no less than the Fair Market Value per Share on the new grant date. The cancellation and grant need not be simultaneous.

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ARTICLE 3

STOCK APPRECIATION RIGHTS PROGRAM

3.1	TERMS.

A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee (as determined below), payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such SARs.

3.2	VESTING.

The SAR shall cover a specified number of Shares and shall vest and become exercisable upon such terms and conditions as the Committee shall establish; provided that no SAR may be exercisable more than ten (10) years after the date of grant unless otherwise determined by the Committee and set forth in the Award Agreement. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

3.3	VALUE.

The base price in effect for Shares covered by a SAR shall be determined by the Committee at the time of grant. In no event, however, may the base price per Share be less than the Fair Market Value per Share on the grant date. The Participant will receive upon exercise of the SAR an amount equal to the excess of the Fair Market Value of a Share on the surrender date over the base price of a Share (the “Spread”) multiplied by the number of Shares covered by the SAR Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time it grants a SAR that the Spread covered by such SAR may not exceed a specified amount.

3.4	METHOD OF EXERCISE.

The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee.

3.5	SETTLEMENT OF AWARD.

To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

ARTICLE 4

RESTRICTED STOCK PROGRAM

4.1	TERMS.

A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Restricted Stock Awards.

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4.2	LAPSE OF RESTRICTIONS.

Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

4.4	SHARE ESCROW/LEGENDS.

(a)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (b) below), each certificate shall bear the following legend (in addition to any other legend required by law):

"The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Future FinTech Group Inc. 2017 Omnibus Equity Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and Future FinTech Group Inc. The Plan and the Restricted Stock Agreement are on file in the office of the Corporate Secretary of Future FinTech Group Inc."

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such Shares become nonforfeitable.

(b)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such Shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the Shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the Shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such Shares become nonforfeitable.

ARTICLE 5

UNRESTRICTED STOCK PROGRAM

The Committee may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 4 of this Plan.

ARTICLE 6

RESTRICTED STOCK UNIT (RSU) PROGRAM

6.1	TERMS.

A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to Restricted Stock Unit Awards.

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6.2	VESTING.

Each Restricted Stock Unit shall be subject to such vesting conditions, restrictions and contingencies as the Committee shall determine and set forth in the Award Agreement evidencing the RSU. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

6.3	SETTLEMENT OF AWARD.

As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 7

PERFORMANCE-BASED COMPENSATION

7.1	AWARDS OF PERFORMANCE-BASED COMPENSATION.

At its discretion, the Committee may make Awards to Participants intended to comply with the exemption for Performance-Based Exception set forth in Code §162(m). In such event, the number of Shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Section 7.2 and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing no more than ninety (90) days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period. The outcome of the performance goal must be substantially uncertain at the time the Committee establishes the performance goal. Performance goals will be based on the attainment of one or more objectives based on performance measures. To the degree consistent with Code §162(m), the performance goals may be calculated without regard to extraordinary items.

7.2	PERFORMANCE MEASURES.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other delineation, or any other measures approved by the Committee. Performance Measures may relate to the Corporation and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162(m), the performance measures may be calculated without regard to extraordinary items.

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7.3	STOCKHOLDER APPROVAL.

For Awards to constitute performance-based compensation under Code §162(m), the material terms of performance measures on which the performance goals are to be based must be disclosed to and subsequently approved by the Corporation’s stockholders prior to payment of the compensation. Stockholder approval of the Plan is necessary for the Awards to meet the Code §162(m) exemption.

7.4	CODE SECTION 162(M) COMMITTEE AND CERTIFICATION.

Awards intended to qualify for exemption as performance-based compensation shall be granted by a committee of “outside directors” as defined in Code §162(m). Pursuant to the provisions of Section 1.3(d)) hereof, the Committee may establish a Code §162(m) subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be, to the extent that such requirement applies under Code §162(m), subject to the written certification of the Committee that the performance measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE 8

RULES APPLICABLE TO ALL AWARDS

8.1	TERMINATION OF SERVICE.

Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or the date that is three months after such termination date.

8.2	ACCELERATION OF VESTING.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to accelerate the vesting of or lapse of restrictions on any Award.

8.3	EXTENSION OF EXERCISE PERIOD.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to extend the period of time for which the Option or SAR is to remain exercisable following the Participant's termination of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option or SAR term, and/or to permit the Option or SAR to be exercised, during the applicable post-termination exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Participant's termination of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service. Such an extension may result in recharacterization of an ISO as a Non-Statutory Stock Option.

8.4	TRANSFERABILITY.

All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution; provided, however, that the Committee shall have the discretion to provide that an Award other than an ISO may, in connection with the Participant's estate plan, be assigned in whole or in part during the Participant's lifetime to a trust established exclusively for one or more members of the Participant's immediate family. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Any assignment shall not affect the Participant’s obligations to satisfy applicable tax withholding as described herein. The Participant may also designate in writing one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards, and those Awards shall, except to the extent that any lifetime transfer as provided herein, automatically be transferred to such beneficiary or beneficiaries upon the Participant's death while holding those Awards. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits under an Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. A beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable Award Agreement, including (without limitation) the limited time period during which any Award may be exercised following the Participant's death.

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8.5	STOCKHOLDER RIGHTS.

Except as otherwise provided by the Committee in the Award Agreement, the Participant (or his or her beneficiaries) holding an Award shall have no stockholder rights with respect to the Shares subject to the Award until he or she has received and become a holder of record of the Shares underlying the Award or, in the case of Restricted Stock, all restrictions have lapsed.

8.6	TAX WITHHOLDING.

(a)	Conditions on Delivery of Stock. The Corporation's obligation to deliver Shares under the Plan shall, to the extent required by Federal, state, local or foreign law, be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements (or, in the case of Restricted Stock, the making of arrangements satisfactory to the Corporation regarding such payment). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy such withholding requirements.

(b)	Tender of Shares. The Committee may, in its discretion, provide any or all Participants granted Non-Statutory Stock Options, SARs, Restricted Stock, Unrestricted Stock, or RSUs settled in Stock under the Plan with the right to use Shares in satisfaction of all or part of the applicable withholding taxes to which such Participants may become subject in connection with the exercise of their Options or SARs, the vesting of their Restricted Stock, or the settlement of their Restricted Stock Units or other Awards in Stock. Such right may be provided to any such Participant in either or both of the following formats:

(i)	The election to have the Corporation withhold, from the Shares otherwise issuable upon the exercise of the NSO or SAR, the vesting of the Restricted Stock, or the settlement of Restricted Stock Units or other Awards in Stock, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed the minimum required by law) designated by the Participant.

(ii)	The election to deliver to the Corporation, at the time the NSO or SAR is exercised, the Restricted Stock vests, or the Restricted Stock Units or other Awards are settled in Stock, one or more Shares previously acquired by such Participant (other than in connection with the Option or SAR exercise, Restricted Stock vesting or Restricted Stock Units or other Awards in Stock settlement triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed the minimum required by law) designated by the Participant.

ARTICLE 9

DEFINITIONS

The following definitions shall be in effect under the Plan:

9.1 Award Agreement shall mean a written document setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, and is a condition to the grant of an Award hereunder.

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9.2 Awards shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Restricted Stock, Unrestricted Stock and Restricted Stock Units.

9.3 Board shall mean the Corporation's Board of Directors.

9.4 Cause shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any act or omission by such person constituting a breach or default under any written or oral agreement between such person and the Corporation (or any Related Corporation), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Related Corporation), or any other intentional act by such person adversely affecting the business or affairs of the Corporation (or any Related Corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Related Corporation) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Related Corporation).

9.5 Change of Control shall mean the first of the following events to occur:

(a)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(v)(B)), other than the Corporation, any Related Corporation, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, (a “Person”) of any of stock of the Corporation that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Corporation, (ii) any acquisition in which the Corporation does not remain outstanding thereafter and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph;

(b)	The replacement of individuals who, as of the date hereof, constitute a majority of the Board, during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election, provided that, if the Corporation is not the relevant corporation for which no other corporation is a majority stockholder for purposes of Treasury Regulation §1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority stockholder;

(c)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi)(D)), other than the Corporation, a Related Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi) and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or

(d)	The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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The above definition of “Change of Control” shall be interpreted by the Board, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code §409A and official guidance issued thereunder from time to time.

9.6 Code shall mean the Internal Revenue Code of 1986, as amended.

9.7 Committee shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Plan, to the extent such entity is carrying out its administrative functions under the Plan.

9.8 Corporation shall mean Future FinTech Group Inc., a Florida corporation, and any corporate successor to all or substantially all of the assets or voting stock of Future FinTech Group Inc. which shall by appropriate action adopt the Plan.

9.9 Disability shall mean, unless otherwise provided in the Award Agreement or in an employment, change of control or similar agreement in effect between the Participant and the Corporation or Related Corporation, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Corporation or a Related Corporation.

9.10 Effective Date shall mean the date the Plan is adopted by the Board.

9.11 Eligible Persons shall mean persons eligible to participate in the Plan, as described in Section 1.4.

9.12 Employee shall mean an employee of the Corporation (or any Related Corporation).

9.13 Exercise Price shall mean the per Share exercise price of an Option as determined under Article 2 of the Plan.

9.14 Fair Market Value per Share on the relevant date shall mean, if the Shares are duly listed on a national securities exchange or on The Nasdaq Stock Market, the closing price of the Stock on the relevant date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the relevant date, as determined by the Committee in good faith and in compliance with Code §409A.

9.15 Incentive Stock Option or ISO shall mean an Option that is intended to qualify as, and that satisfies the requires applicable to, an “incentive stock option” described in Code § 422(b).

9.16 Non-Statutory Stock Option or NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option.

9.17 Option shall mean a right to acquire Stock of the Corporation pursuant to a Non-Statutory Stock Option or Incentive Stock Option granted under Article 2 of the Plan.

9.18 Participant shall mean any Eligible Person who receives an Award under the Plan, and includes those former Eligible Persons who have certain post-termination rights under the terms of an Award granted under the Plan.

9.19 Performance-Based Exception means the exception for performance-based compensation from the tax deductibility limitations of Code §162(m).

9.20 Period of Restriction shall mean the period(s) during which the transfer of an Award or the Shares subject to an Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

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9.21 Plan shall mean the Future FinTech Group Inc. 2017 Omnibus Equity Plan, as set forth in this document.

9.22 Related Corporation shall mean any affiliate of the Corporation; provided, however, that with respect to any ISO and for purposes of the definition of 10% Stockholder, “Related Corporation” shall mean any Corporation during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Corporation or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Corporation.

9.23 Restricted Stock shall mean a grant of Shares granted under Article 4 of the Plan that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

9.24 Restricted Stock Unit or RSUs shall mean a right to receive Shares upon satisfaction of certain vesting requirements pursuant to Article 6 of the Plan.

9.25 Service shall mean the performance of services for the Corporation (or any Related Corporation) by a person in the capacity of an Employee, a non-Employee member of the board of directors, or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement.

9.26 Shares or Stock shall mean Shares of common stock of the Corporation, par value $0.001 per share.

9.27 Stock Appreciation Rights or SARs shall mean a right to receive the appreciation in the Fair Market Value of Shares, as granted under Article 3 of the Plan.

9.28 10% Stockholder shall mean the owner of stock (as determined under Code §424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Related Corporation).

ARTICLE 10

MISCELLANEOUS

10.1	EFFECTIVE DATE AND TERM OF PLAN.

(a)	Effective Date. The Plan shall become effective immediately upon its adoption by the Board, subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Options may be granted under the Option Grant Program at any time on or after the Effective Date. However, until the stockholders approve the Plan, no Options or SARs granted under the Plan may be exercised, no Restricted or Unrestricted Stock shall be issued under the Plan and no Award may be settled in Stock under the Plan. If stockholder approval is not obtained within twelve (12) months after the Effective Date, then all Awards shall be null and void.

(b)	Termination Date. The Plan shall terminate upon the earliest to occur of (i) the tenth (10th) anniversary of the Plan’s effective date, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued as fully-vested Shares. Should the Plan terminate on the tenth (10th) anniversary of the Effective Date, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the applicable Award Agreements.

10.2	AMENDMENT OF PLAN.

(a)	Amendment and Termination By the Board. Subject to Paragraph (b) below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. The Committee may amend any Award Agreement that it previously has authorized under the Plan and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice or constructively reprice any Award.

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(b)	Restrictions on Amendment and Termination. Notwithstanding the provisions of Paragraph (a) above, the following restrictions shall apply to the Board’s authority under Paragraph (a) above:

(i)	Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Participants who have outstanding Awards without the consent of such Participants;

(ii)	Stockholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code §422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Treasury Regulation §1.162-27(e)(4). Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such stockholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

10.3	CONTINUING SECURITIES LAW COMPLIANCE; LEGENDS.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. If at any time on or after the Effective Date, the Committee, in its discretion, shall determine that the requirements of any applicable federal or state securities laws should fail to be met, no Shares issuable under Awards and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Options or SAR at any time when it determines that allowing the exercise and issuance of Shares would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or SAR are extended during a period of suspension. With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear such restrictive legend(s) as the Corporation deems necessary or advisable under applicable law, including Federal and state securities laws. If any Award is made to a Participant who is subject to the Corporation’s policy regarding trading of its Stock by its officers and directors and Shares are scheduled to be delivered under the Plan to the Participant on a day (the “original distribution date”) that does not occur during a “window period” applicable to the Participant, as determined by the Corporation in accordance with such policy, then the Corporation can choose not to deliver such Shares on such original distribution date and instead to deliver such Shares on the first day of the next “window period” applicable to the Participant pursuant to such policy, but in no event later than the March 15 following the close of the calendar year in which such Shares were no longer subject to a substantial risk of forfeiture (within the meaning of Code §409A).

10.4	LIQUIDATION OF THE CORPORATION.

In the event of the complete liquidation or dissolution of the Corporation, any outstanding Awards granted under this Plan shall be deemed automatically canceled without any action on the part of the Corporation and without regard to or limitation by any other provision of the Plan.

A-15

10.5	NO EMPLOYMENT/SERVICE RIGHTS.

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Corporation employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s Service at any time for any reason, with or without Cause.

10.6	RULES OF CONSTRUCTION.

For all purposes of this Plan, except as otherwise expressly provided:

(a)	all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles;

(b)	all references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan except to the extent identified as references to sections or subsections of the Code;

(c)	the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision;

(d)	whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”;

(e)	whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified;

(f)	a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto; and

(g)	except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.7	UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

10.8	AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

10.9	SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.10	GOVERNING LAW.

To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

A-16

Annex B

ARTICLES OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF

FUTURE FINTECH GROUP INC.

Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned corporation hereby submits these Articles of Amendment (the “Amendment”) to the corporation’s Second Amended and Restated Articles of Incorporation:

1.	The name of the corporation is Future FinTech Group Inc. (the “Corporation”).

2.	Article 1.01 of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended and restated as follows:

1.01       Authorized Stock. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company shall have authority to issue is 60,000,000. The total number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), which the Company shall have authority to issue is 10,000,000.

3.	The Amendment does not provide for an exchange, reclassification or cancellation of issued shares.

4.	The Amendment was unanimously approved by the Board of Directors of the Corporation on __________________, 2017 and by shareholders holding a majority of the issued and outstanding shares of the Corporation’s capital stock on ___________________, 2017 in accordance with the Florida Business Corporation Act.

5.	The Amendment will be effective upon filing.

DATED as of __________________, 2017.

FUTURE FINTECH GROUP INC.

By
Hongke Xue, Chief Executive Officer

B-1

Exhibit A

Company Number: 1686539

FullMartHoldings Limited

CERTIFIED COPY OF EXTRACT OF RESOLUTION

ADOPTED BY THE DIRECTOR PURSUANT TO

THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF

THE COMPANY ON THE 2ND DAY OF AUGUST 2017

Amendment to Memorandum of Association

RESOLVED	that Clause 6.2 of the Memorandum of Association of the Company be deleted in their entirety and the following he substituted in lieu thereof:

6.2 The Company is authorised to issue a maximum or 25,000,000 shares of a single class each with a par value of US$0.002.

Dated this 3rd day of August, 2017

Vistra (BVI)

Limited Registered Agent

(Resolution dated 2nd August, 2017 was filed on 3rd August, 2017)

Ex A-1

BVI COMPANY NUMBER: 1686539

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

FullMart Holdings Limited

A COMPANY LIMITED BY SHARES

Incorporated on the 28th day of December, 2011

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

Ex A-2

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

MEMORANDUM OF ASSOCIATION

OF

FullMart Holdings Limited

A COMPANY LIMITED BY SHARES

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Memorandum of Association and the attached Articles of Association. if not inconsistent with the subject or context:

“Act” means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act;

“Articles” means the attached Articles of Association of the Company;

“Chairman of the Board’’ has the meanings specified in Regulation, 12;

“Distribution” in relation to a distribution by the Company to a Shareholder means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Shareholder. or the incurring of a debt to or for the benefit of a Shareholder, in relation to Shares held by a Shareholder, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend;

“Eligible Person” means individuals, corporations. trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Memorandum” means this Memorandum of Association of the Company:

“Registrar” means the Registrar of Corporate Affairs appointed under section 229 of the Act;

“Resolution of Directors” means either:

(a)	a resolution approved at a duly convened and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a majority of the directors present at the meeting who voted except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority: or

(b)	a resolution consented to in writing by all directors or by all members of a committee of directors of the Company. as the case may be:

Ex A-3

“Resolution of Shareholders” means either:

(a)	a resolution approved at a duly convened and constituted meeting of the Shareholders of the Company by the affirmative vote of a majority of in excess of 50 percent of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or

(b)	a resolution consented to in writing by a majority of in excess of 50 percent of the votes of Shares entitled to vote thereon;

“Seal” means any seal which has been duly adopted as the common seal of the Company;

“Securities” means Shares and debt obligations of every kind of the Company. and including without limitation options. warrants and rights to acquire Shares or debt obligations;

“Share” means a share issued or to be issued by the Company;

“Shareholder” means an Eligible Person whose name is entered in the register of members or the Company as the holder of one or more Shares or fractional Shares;

“Treasury Share” means a Share that was previously issued but was repurchased. redeemed or otherwise acquired by the Company and not cancelled; and

“Written” or any term of like import includes information generated. sent. received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

1.2.	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a “Regulation” is a reference to a regulation of the Articles;

(b)	a “Clause” is a reference to a clause of the Memorandum;

(c)	voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act, any re-enactment thereof; and

(e)	the singular includes the plural and vice versa.

1.3.	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and the Articles unless otherwise defined herein.

1.4.	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2.	NAME

The name of the Company is FullMart Holdings Limited (                            ).

3.	STATUS

The Company is a company limited by Shares.

Ex A-4

4.	REGISTERED OFFICE AND REGISTERED AGENT

4.1.	The first registered office of the Company is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.

4.2.	The first registered agent of the Company is Offshore Incorporations Limited of P.O. Box 957. Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

4.3.	The Company may by Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4.	Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

5.	CAPACITY AND POWERS

5.1.	Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

5.2.	For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6.	NUMBER AND CLASSES OF SHARES

6.1.	Shares in the company shall be issued in the currency of the United states of America.

6.2.	The Company is authorised to issue a maximum of 50,000 Shares of a single class each with a par value of US$1.00.

6.3.	The Company may issue fractional Shares and a fractional Share shall have the corresponding fractional rights, obligations and liabilities of a whole Share of the same class or series of Shares.

6.4.	Shares may be issued in one or more series of Shares as the directors may by Resolution of Directors determine from time to time.

7.	RIGHTS OF SHARES

7.1.	Each Share in the Company confers upon the Shareholder;

(a)	the right to one vote at a meeting of the Shareholders of the Company or on any Resolution of Shareholders;

(b)	the right to an equal share in any dividend paid by the Company; and

(c)	the right to an equal share in the distribution of the surplus assets of the Company on its liquidation.

7.2.	The Company may by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 3 of the Articles.

Ex A-5

8.	VARIATION OF RIGHTS

If at any time the Shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50 percent of the issued Shares in that class.

9.	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

10.	REGISTERED SHARES

10.1.	The Company shall issue Registered Shares only.

10.2.	The Company is not authorised to issue Bearer Shares, convert Registered Shares to Bearer Shares or exchange Registered Shares for Bearer Shares.

11.	TRANSFER OF SHARES

11.1.	Subject to Clause 13. the Company shall, on receipt of an instrument of transfer complying with Sub-Regulation 6.1 of the Articles, enter the name of the transferee of a Share in the register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in a Resolution of Directors.

11.2.	The directors may not resolve to refuse or delay the transfer of a Share unless the Shareholder has failed to pay an amount due in respect of the Share.

12.	AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

12.1.	Subject to Clause 8. the Company may amend the Memorandum or the Articles by Resolution of Shareholders or by Resolution of Directors, save that no amendment may be made by Resolution of Directors:

(a)	to restrict the rights or powers of the Shareholders to amend the Memorandum or the Articles;

(b)	to change the percentage of Shareholders required to pass a Resolution of Shareholders to amend the Memorandum or the Articles;

(c)	in circumstances where the Memorandum or the Articles cannot be amended by the Shareholders; or

(d)	to Clauses 7. 8. 9 or this Clause 12.

12.2.	Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment. or restated Memorandum and Articles. filed by the registered agent.

13.	PRIVATE COMPANY

The Company is a private company, and accordingly:

(a)	any invitation to the public to subscribe for any Shares or debentures of the Company is prohibited:

(b)	the number of the members of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company, were, while in such employment, and have continued after the determination of such employment to be, members of the Company) shall be limited to fifty PROVIDED that where two or more persons hold one or more Shares in the Company jointly they shall, for the purposes of this Clause 13, be treated as a single member:

Ex A-6

(c)	the right to transfer the Shares of the Company shall be restricted in manner herein prescribed: and

(d)	the Company shall not have power to issue Share Warrants to Bearer.

We, OFFSHORE INCORPORATIONS LIMITED of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola. British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 28th day of December, 2011.

Incorporator

(Sd.) Rexella D. Hodge

Authorised Signatory

OFFSHORE INCORPORATIONS LIMITED

Ex A-7

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

ARTICLES OF ASSOCIATION

OF

FullMart Holdings Limited

A COMPANY LIMITED BY SHARES

l.	REGISTERED SHARES

l. l.	Every Shareholder is entitled to a certificate signed by a director or officer of the Company, or any other person authorised by Resolution of Directors, or under the Seal specifying the number of Shares held by him and the signature of the director, officer or authorised person and the Seal may be facsimiles.

1.2.	Any Shareholder receiving a certificate shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by Resolution of Directors.

1.3.	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2.	SHARES

2.1.	Shares and other Securities may be issued at such times, to such Eligible Persons, for such consideration and on such terms as the directors may by Resolution of Directors determine.

2.2.	Section 46 of the Act (Pre-emptive rights) does not apply to the Company.

2.3.	A Share may be issued for consideration in any form. including money. a promissory note. or other written obligation to contribute money or property. real property. personal property (including goodwill and know-how). services rendered or a contract for future services.

2.4.	The consideration for a Share with par value shall not be less than the par value of the Share. If a Share with par value is issued for consideration less than the par value. the person to whom the Share is issued is liable to pay to the Company an amount equal to the difference between the issue price and the par value.

2.5.	No Shares may be issued for a consideration other than money. unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares;

Ex A-8

(b)	the determination of the directors of the reasonable present cash value of the non-money consideration for the issue; and

(c)	that. in the opinion of the directors, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6.	The consideration paid for any Share. whether a par value Share or a no par value Share. shall not be treated as a liability or debt of the Company for the purposes of

(a)	the solvency test in Regulations 3 and 18; and

(b)	sections 197 and 209 of the Act.

2.7.	The Company shall keep a register (the “register of members’’) containing:

(a)	the names and addresses of the Eligible Persons who hold Shares:

(b)	the number of each class and series of Shares held by each Shareholder:

(c)	the date on which the name of each Shareholder was entered in the register of members: and

(d)	the date on which any Eligible Person ceased to be a Shareholder.

2.8.	The register of members may be· any such form as the directors may approve. but if it is in magnetic. electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the directors Otherwise determine, the magnetic, electronic or other data storage form shall be the original register of members.

2.9.	A Share is deemed to be issued when the name of the Shareholder is entered in the register of members.

3.	REDEMPTION OF SHARES AND TREASURY SHARES

3.1.	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of Shareholders whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other Provision in the Memorandum or Articles to purchase; redeem or otherwise acquire the Shares without their consent.

3.2.	The Company may only offer to purchase, redeem or otherwise acquire Shares if the Resolution of Directors authorising the purchase, redemption or other acquisition contains a statement that the directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

3.3.	Sections 60 (Process for acquisition of own Shares). 61 (Offer to one or more shareholders) and 62 (Shares redeemed otherwise than at the option of company) of the Act shall not apply to the Company.

3.4.	Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

3.5.	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

3.6.	Treasury Shares may be transferred by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and the Articles) as the Company may by Resolution of Directors determine.

Ex A-9

3.7.	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, Shares having more than 50 percent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

4.	MORTGAGES AND CHARGES OF SHARES

4.1.	Shareholders may mortgage or charge their Shares.

4.2.	There shall be entered in the register of members at the written request of the Shareholder:

(a)	a statement that the Shares held by him are mortgaged or charged:

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the register of members.

4.3.	Where particulars of a mortgage or charge are entered in the register of members. such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf: or

(b)	upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of sue indemnities as the directors shall consider necessary or desirable.

4.4.	Whilst particulars of a mortgage or charge over Shares are entered in the register of members pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares.

without the written consent of the named mortgagee or chargee.

5.	FORFEITURE

5.1.	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note, other written obligation to contribute money or property or a contract for future services are deemed to be not fully paid.

5.2.	A written notice of call specifying the date for payment to be made shall be served on the Shareholder who defaults in making payment in respect of the Shares.

5.3.	The written notice of call referred to in Sub-Regulation 5.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

5.4.	Where a written notice of call has been issued pursuant to Sub-Regulation 5.3 and the requirements of the notice have not been complied with, the directors may, at any time before tender of payment. forfeit and cancel the Shares to which the notice relates.

5.5.	The Company is under no obligation to refund any moneys to the Shareholder whose Shares have been cancelled pursuant to Sub-Regulation 5.4 and that Shareholder shall be discharged from any further obligation to the Company.

Ex A-10

6.	TRANSFER OF SHARES

6.1.	Subject to the Memorandum. Shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration.

6.2.	The transfer of a Share is effective when the name of the transferee is entered on the register of members.

6.3.	If the directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed. they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate: and

(b)	that the transferee’s name should be entered in the register of members notwithstanding the absence of the instrument of transfer.

6.4.	Subject to the Memorandum. the personal representative of a deceased Shareholder may transfer a Share even though the personal representative is not a Shareholder at the time of the transfer.

7.	MEETINGS AND CONSENTS OF SHAREHOLDERS

7.1.	Any director of the Company may convene meetings of the Shareholders at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2.	Upon the written request of Shareholders entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting requested the directors shall convene a meeting of Shareholders.

7 .3.	The director convening a meeting shall give not less than 7 days’ notice of a meeting of Shareholders to:

(a)	those Shareholders whose names on the date the notice is given appear as Shareholders in the register of members of the Company and are entitled to vote at the meeting; and

(b)	the other directors.

7.4.	The director convening a meeting of Shareholders may fix as the record date for determining those Shareholders that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice. being a date not earlier than the date of the notice.

7.5.	A meeting of Shareholders held in contravention of the requirement to give notice is valid if Shareholders holding at least 90 percent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and. for this purpose. the presence of a Shareholder at the meeting shall constitute waiver in relation to all the Shares which that Shareholder holds.

7.6.	The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Shareholder or another director. or the fact that a Shareholder or another director has not received notice. does not invalidate the meeting.

7.7.	A Shareholder may be represented at a meeting of Shareholders by a proxy who may speak and vote on behalf of the Shareholder.

7.8.	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote. The notice of the meeting may specify an alternative or additional place or time at which the proxy shall be presented.

Ex A-11

7.9.	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Shareholder appointing the proxy.

[COMPANY NAME]

I/We being a Shareholder of the above Company HEREBY APPOINT of or failing him of to be my/our proxy to vote for me/us at the meeting of Shareholders to be held on the day of , 20 and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this day of , 20

Shareholder

7.10.	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Shareholders and may speak as a Shareholder;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one.

7. 11.	A Shareholder shall be deemed to be present at a meeting of Shareholders if he participates by telephone or other electronic means and all Shareholders participating in the meeting are able to hear each other.

7.2.	A meeting of Shareholders is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 percent of the votes of the Shares entitled to vote on Resolutions of Shareholders to be considered at the meeting. A quorum may comprise a single Shareholder or proxy and then such person may pass a Resolution of Shareholders and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Shareholders .

7.13.	If within two hours from the time appointed for the meeting a quorum is not present. the meeting. if convened upon the requisition of Shareholders. shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place or to such other time and place as the directors may determine. and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting. those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14.	At every meeting of Shareholders. the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting. the Shareholders present shall choose one of their number to be the chairman. If the Shareholders are unable to choose a chairman for any reason. then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Shareholder or representative of a Shareholder present shall take the chair.

7.15.	The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Ex A-12

7.16.	At any meeting of the Shareholders the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Shareholder present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17.	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Eligible Persons other than individuals the right of any individual to speak for or represent a Shareholder shall be determined by the law of the jurisdiction where, and by the documents by which, the Eligible Person is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any Shareholder or the Company.

7.18.	Any Eligible Person other than an individual which is a Shareholder may by resolution of its directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Shareholders or of any class of Shareholders, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Shareholder which he represents as that Shareholder could exercise if it were an individual.

7.19.	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Eligible Person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Eligible Person shall be disregarded.

7.20.	Directors of the Company may attend and speak at any meeting of Shareholders and at any separate meeting of the holders of any class or series of Shares.

7.21.	An action that may be taken by the Shareholders at a meeting may also be taken by a resolution consented to in writing, without the need for any notice, but if any Resolution of Shareholders is adopted otherwise than by the unanimous written consent of all Shareholders, a copy of such resolution shall forthwith be sent to all Shareholders nor consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Shareholders. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Shareholders holding a sufficient number of votes of Shares to constitute a Resolution of Shareholders have consented to the resolution by signed counterparts.

8.	DIRECTORS

8.1.	The first directors of the Company shall be appointed by the first registered agent within 6 months of the date of incorporation of the Company; and thereafter, the directors shall be elected by Resolution of Shareholders or by Resolution of Directors.

8.2.	No person shall be appointed as a director, or nominated as a reserve director, of the Company unless he has consented in writing to be a director or to be nominated as a reserve director.

8.3.	Subject to Sub-Regulation 8.1. the minimum number of directors shall be one and there shall be no maximum number.

8.4.	Each director holds office for the term, if any, fixed by the Resolution of Shareholders or the Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a director, the director serves indefinitely until his earlier death, resignation or removal.

8.5.	A director may be removed from office.

Ex A-13

(a)	with or without cause, by Resolution of Shareholders passed at a meeting of Shareholders called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by at least 75 percent of the Shareholders of the Company entitled to vote; or

(b)	with cause, by Resolution of Directors passed at a meeting of directors called for the purpose of removing the director or for purposes including the removal of the director.

8.6.	A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, disqualified from acting as a director under the Act.

8.7.	The directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors. Where the directors appoint a person as director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a director ceased to hold office.

8.8.	A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.

8.9.	Where the Company only has one Shareholder who is an individual and that Shareholder is also the sole director of the Company, the sole Shareholder/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company as a reserve director of the Company to act in the place of the sole director in the event of his death.

8.10.	The nomination of a person as a reserve director of the Company ceases to have effect if:

(a)	before the death of the sole Shareholder/director who nominated him,

(i)	he resigns as reserve director, or

(ii)	the sole Shareholder/director revokes the nomination in writing: or

(b)	the sole Shareholder/director who nominated him ceases to be able to be the sole Shareholder/director of the Company for any reason other than his death.

8.11.	The Company shall keep a register of directors containing:

(a)	the names and addresses of the persons who are directors of the Company or who have been nominated as reserve directors of the Company:

(b)	the date on which each person whose name is entered in the register was appointed as a director, or nominated as a reserve director, of the Company;

(c)	the date on which each person named as a director ceased to be a director of the Company;

(d)	the date on which the nomination of any person nominated as a reserve director ceased to have effect; and

(e)	such other information as may be prescribed by the Act.

8.12.	The register of directors may be kept in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of directors.

8.13.	The directors may, by Resolution of Directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

8.14.	A director is not required to hold a Share as a qualification to office.

Ex A-14

9.	POWERS OF DIRECTORS

9.1.	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the directors of the Company. The directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Shareholders.

9.2.	Each director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the director believes to be the best interests of the Company.

9.3.	If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

9.4.	Any director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the directors, with respect to the signing of consents or otherwise.

9.5.	The continuing directors may act notwithstanding any vacancy in their body.

9.6.	The directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

9.7.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

9.8.	For the purposes of Section 175 (Disposition of assets) of the Act, the directors may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

10.	PROCEEDINGS OF DIRECTORS

10.1.	Any one director of the Company may call a meeting of the directors by sending a written notice to each other director.

10.2.	The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the directors may determine to be necessary or desirable.

10.3.	A director is deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

10.4.	A director shall be given not less than 3 days’ notice of meetings of directors, but a meeting of directors held without 3 days’ notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

10.5.	A director may by a written instrument appoint an alternate who need not be a director and the alternate shall be entitled to attend meetings in the absence of the director who appointed him and to vote in place of the director until the appointment lapses or is terminated.

Ex A-15

10.6.	A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of directors, unless there are only 2 directors in which case the quorum is 2.

10.7.	If the Company has only one director the provisions herein contained for meetings of directors do not apply and such sole director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Shareholders. In lieu of minutes of a meeting the sole director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

10.8.	At meetings of directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the directors present shall choose one of their number to be chairman of the meeting.

10.9.	An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of directors consented to in writing by all directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

11.	COMMITTEES

11.1.	The directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

11.2.	The directors have no power to delegate to a committee of directors any of the following powers:

(a)	to amend the Memorandun or the Articles;

(b)	to designate committees of directors;

(c)	to delegate powers to a committee of directors;

(d)	to appoint or remove directors;

(e)	to appoint or remove an agent;

(f)	to approve a plan of merger, consolidation or arrangement;

(g)	to make a declaration of solvency or to approve a liquidation plan; or

(h)	to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

11.3.	Sub-Regulation 11.2(b) and (c) do not prevent a committee of directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

11.4.	The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

Ex A-16

11.5.	Where the directors delegate their powers to a committee of directors they remain responsible for the exercise of that power by the committee. unless they believed on reasonable grounds at all times before the exercise of the power that the committee would exercise the power in conformity with the duties imposed on directors of the Company under the Act.

12.	OFFICERS AND AGENTS

12.1.	The Company may by Resolution of Directors appoint officers of the Company al such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a president and one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

12.2.	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board to preside at meetings of directors and Shareholders, the president lo manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the president but otherwise to perform such duties as may be delegated to them by the president, the secretaries to maintain the register of members, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

12.3.	The emoluments of all officers shall be fixed by Resolution of Directors.

12.4.	The officers of the Company shall hold office until their successors are duly appointed, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

12.5.	The directors may, by Resolution of Directors, appoint any person, including a person who is a director, to be an agent of the Company.

12.6.	An agent of the Company shall have such-powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the following:

(a)	to amend the Memorandum or the Articles;

(b)	to change the registered office or agent;

(c)	to designate committees of directors;

(d)	to delegate powers to a committee of directors;

(e)	to appoint or remove directors;

(f)	to appoint or remove an agent;

(g)	to fix emoluments of directors;

(h)	to approve a plan of merger, consolidation or arrangement;

(i)	to make a declaration of solvency or to approve a liquidation plan;

(j)	to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due; or

(k)	to authorise the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

Ex A-17

12.7.	The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

12.8.	The directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

13.	CONFLICT OF INTERESTS

13.1.	A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other directors of the Company.

13.2.	For the purposes of Sub-Regulation 13.1, a disclosure to all other directors to the effect that a director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry into the transaction or disclosure of the interest, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

13.3.	A director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction:

(b)	attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction,

and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

14.	INDEMNIFICATION

14.1.	Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company: or

(b)	is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise.

14.2.	The indemnity in Sub-Regulation 14.1 only applies if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

14.3.	For the purposes of Sub-Regulation 14.2, a director acts in the best interests of the Company if he acts in the best interests of

(a)	the Company’s holding company; or

(b)	a Shareholder or Shareholders of the Company;

in either case. in the circumstances specified in Sub-Regulation 9.3 or the Act. as the case may be.

Ex A-18

14.4.	The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is. in the absence of fraud. sufficient for the purposes of the Articles. unless a question of law is involved.

14.5.	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself. create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

14.6.	Expenses, including legal fees, incurred by a director in defending any legal. administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1.

14.7.	Expenses, including legal fees, incurred by a former director in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the former director to repay the amount if it shall ultimately be determined that the former director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1 and upon such terms and conditions, if any, as the Company deems appropriate.

14.8.	The indemnification and advancement of expenses provided by, or granted pursuant to, this section is not exclusive of any other rights to which the person seeking indemnification or advancement of expenses may be entitled under any agreement, Resolution of Shareholders. resolution of disinterested directors or otherwise, both as acting in the person’s official capacity and as to acting in another capacity while serving as a director of the Company.

14.9.	If a person referred to in Sub-Regulation 14.1 has been successful in defence of any proceedings referred to in Sub-Regulation 14.1, the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

14.10.	The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in that capacity. whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

15.	RECORDS

15.1.	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles:

(b)	the register of members. or a copy of the register of members:

(c)	the register of directors. or a copy of the register of directors: and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Co rporate Affairs in the previous IO years.

15.2.	Until the directors determine otherwise by Resolution of Direcwrs the Company shaJI keep the original register of members and original register of directors at the office of its registered agent.

15.3.	If the Company maintains only a copy of the register of members or a copy of the register of directors at the office of its registered agent. it shall:

Ex A-19

(a)	within 15 days of any change in either register. notify the registered agent in writing of the change: and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original register of members or the original register of directors is kept.

15.4.	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands. as the directors may determine:

(a)	minutes of meetings and Resolutions of Shareholders and classes of Shareholders:

(b)	minutes of meetings and Resolutions of Directors and committees of directors: and

(c)	an impression of the Seal.

15.5.	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company. and the place at which the original records is changed. the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

15.6.	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act. 2001 (No. 5 of 200 I) as from time to time amended or re-enacted.

16.	REGISTER OF CHARGES

The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee fo the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company co create any future charge ranking in priority to or equally with the charge.

17.	SEAL

The Company shall have a Seal and may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof co be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested co by the signature of any one director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed. may be general or specific and may refer to any number of sealings. The directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as herein before described.

Ex A-20

18.	DISTRIBUTIONS BY WAY OF DIVIDEND

18.1.	The directors of the Company may, by Resolution of Directors. authorise a Distribution by way of dividend at a time and of an amount they think fit if they are satisfied. on reasonable grounds. that. immediately after the Distribution. the value of the Company"s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

18.2.	Dividends may be paid in money, Shares. or other property.

18.3.	Notice of any dividend that may have been declared shall be given to each Shareholder as specified in Sub-Regulation 20.1 and all dividends unclaimed for 3 years after having been declared may be forfeited by Resolution of Directors for the benefit of the Company.

18.4.	No dividend shall bear interest as against the Company and no dividend shall be paid on Treasury Shares.

19.	ACCOUNTS AND AUDIT

19.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will. at any time. enable the financial position of the Company to be determined with reasonable accuracy.

19.2	The Company may by Resolution of Shareholders call for the directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

19.3.	The Company may by Resolution of Shareholders call for the accounts to be examined by auditors.

19.4.	The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by Resolution of Shareholders or by Resolution of Directors.

19.5.	The auditors may be Shareholders, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

19.6.	The remuneration of the auditors of the Company may be fixed by Resolution of Directors.

19.7.	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Shareholders or otherwise given to Shareholders and shall state in a written report whether or not:

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts. and of the assets and liabilities of the Company at the end of that period: and

(b)	all the information and explanations required by the auditors have been obtained.

19.8.	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Shareholders at which the accounts are laid before the Company or shall be otherwise given to the Shareholders.

19.9.	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company. and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

19.10.	The auditors of the Company shall be entitled to receive notice of. and to attend any meetings or Shareholders at which the Company"s profit and loss account and balance sheet are to be presented.

Ex A-21

20.	NOTICES

20.1.	Any notice. information or written statement to be given by the Company to Shareholders may be given by personal service or by mail addressed to each Shareholder at the address shown in the register of members.

20.2.	Any summons. notice. order. document. process. informatio n or written statement to be served on the Company may be served by leaving it. or by sending it by registered mail addressed to the Company. at its registered office. or by leaving it with. or by sending it by registered mail to. the registered agent of the Company.

20.3.	Service of any summons, notice. order. document. process. information or written statement to be served on the Company may be proved by showing that the summons. notice. order. document. process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery withjn the period prescribed for service and was correctly addressed and the postage was prepaid.

21.	VOLUNTARY LIQUIDATION

The Company may by Resolution of Shareho lders or by Resolution of Directors appoint a voluntary liquidator.

22.	CONTINUATION

The Company may by Resolution of Shareholders or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

We, OFFSHORE INCORPORATIONS LIMITED of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands for, the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign these Articles of Association the 28th day of December. 2011.

Incorporator

(Sd.) Rexella D. Hodge

Authorised Signatory

OFFSHORE INCORPORATIONS LIMITED

Ex A-22

Exhibit B

Company Number: 1686548

SkyPeople Foods Holdings Limited

CERTIFIED COPY OF EXTRACT OF RESOLUTION

ADOPTED BY THE DIRECTOR PURSUANT TO

THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF

THE COMPANY ON THE 2ND DAY OF AUGUST 2017

Amendment to Memorandum of Association

RESOLVED	that Clause 6.2 of the Memorandum of Association of the Company be deleted in their entirety and the following he substituted in lieu thereof:

6.2 The Company is authorised to issue a maximum or 25,000,000 shares of a single class each with a par value of US$0.002.

Dated this 3rd day of August, 2017

Vistra (BVI)

Limited Registered Agent

(Resolution dated 2nd August, 2017 was filed on 3rd August, 2017)

Ex B-1

BVI COMPANY NUMBER: 1686548

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

SkyPeople Foods Holdings Limited

A COMPANY LIMITED BY SHARES

Incorporated on the 28th day of December, 2011

INCORPORATED IN THE BRITISH VIRGIN ISLANDS

Ex B-2

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

MEMORANDUM OF ASSOCIATION

OF

SkyPeople Foods Holdings Limited

A COMPANY LIMITED BY SHARES

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Memorandum of Association and the attached Articles of Association. if not inconsistent with the subject or context:

“Act” means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act;

“Articles” means the attached Articles of Association of the Company;

“Chairman of the Board’’ has the meanings specified in Regulation, 12;

“Distribution” in relation to a distribution by the Company to a Shareholder means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Shareholder. or the incurring of a debt to or for the benefit of a Shareholder, in relation to Shares held by a Shareholder, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend;

“Eligible Person” means individuals, corporations. trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

“Memorandum” means this Memorandum of Association of the Company:

“Registrar” means the Registrar of Corporate Affairs appointed under section 229 of the Act;

“Resolution of Directors” means either:

(a)	a resolution approved at a duly convened and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a majority of the directors present at the meeting who voted except that where a director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority: or

(b)	a resolution consented to in writing by all directors or by all members of a committee of directors of the Company. as the case may be:

Ex B-3

“Resolution of Shareholders” means either:

(a)	a resolution approved at a duly convened and constituted meeting of the Shareholders of the Company by the affirmative vote of a majority of in excess of 50 percent of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or

(b)	a resolution consented to in writing by a majority of in excess of 50 percent of the votes of Shares entitled to vote thereon;

“Seal” means any seal which has been duly adopted as the common seal of the Company;

“Securities” means Shares and debt obligations of every kind of the Company. and including without limitation options. warrants and rights to acquire Shares or debt obligations;

“Share” means a share issued or to be issued by the Company;

“Shareholder” means an Eligible Person whose name is entered in the register of members or the Company as the holder of one or more Shares or fractional Shares;

“Treasury Share” means a Share that was previously issued but was repurchased. redeemed or otherwise acquired by the Company and not cancelled; and

“Written” or any term of like import includes information generated. sent. received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

1.2.	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a “Regulation” is a reference to a regulation of the Articles;

(b)	a “Clause” is a reference to a clause of the Memorandum;

(c)	voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act, any re-enactment thereof; and

(e)	the singular includes the plural and vice versa.

1.3.	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and the Articles unless otherwise defined herein.

1.4.	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2.	NAME

The name of the Company is SkyPeople Foods Holdings Limited (                            ).

3.	STATUS

The Company is a company limited by Shares.

Ex B-4

4.	REGISTERED OFFICE AND REGISTERED AGENT

4.1.	The first registered office of the Company is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.

4.2.	The first registered agent of the Company is Offshore Incorporations Limited of P.O. Box 957. Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

4.3.	The Company may by Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4.	Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

5.	CAPACITY AND POWERS

5.1.	Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

5.2.	For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6.	NUMBER AND CLASSES OF SHARES

6.1.	Shares in the company shall be issued in the currency of the United states of America.

6.2.	The Company is authorised to issue a maximum of 50,000 Shares of a single class each with a par value of US$1.00.

6.3.	The Company may issue fractional Shares and a fractional Share shall have the corresponding fractional rights, obligations and liabilities of a whole Share of the same class or series of Shares.

6.4.	Shares may be issued in one or more series of Shares as the directors may by Resolution of Directors determine from time to time.

7.	RIGHTS OF SHARES

7.1.	Each Share in the Company confers upon the Shareholder;

(a)	the right to one vote at a meeting of the Shareholders of the Company or on any Resolution of Shareholders;

(b)	the right to an equal share in any dividend paid by the Company; and

(c)	the right to an equal share in the distribution of the surplus assets of the Company on its liquidation.

7.2.	The Company may by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 3 of the Articles.

Ex B-5

8.	VARIATION OF RIGHTS

If at any time the Shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50 percent of the issued Shares in that class.

9.	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

10.	REGISTERED SHARES

10.1.	The Company shall issue Registered Shares only.

10.2.	The Company is not authorised to issue Bearer Shares, convert Registered Shares to Bearer Shares or exchange Registered Shares for Bearer Shares.

11.	TRANSFER OF SHARES

11.1.	Subject to Clause 13. the Company shall, on receipt of an instrument of transfer complying with Sub-Regulation 6.1 of the Articles, enter the name of the transferee of a Share in the register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in a Resolution of Directors.

11.2.	The directors may not resolve to refuse or delay the transfer of a Share unless the Shareholder has failed to pay an amount due in respect of the Share.

12.	AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

12.1.	Subject to Clause 8. the Company may amend the Memorandum or the Articles by Resolution of Shareholders or by Resolution of Directors, save that no amendment may be made by Resolution of Directors:

(a)	to restrict the rights or powers of the Shareholders to amend the Memorandum or the Articles;

(b)	to change the percentage of Shareholders required to pass a Resolution of Shareholders to amend the Memorandum or the Articles;

(c)	in circumstances where the Memorandum or the Articles cannot be amended by the Shareholders; or

(d)	to Clauses 7. 8. 9 or this Clause 12.

12.2.	Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment. or restated Memorandum and Articles. filed by the registered agent.

13.	PRIVATE COMPANY

The Company is a private company, and accordingly:

(a)	any invitation to the public to subscribe for any Shares or debentures of the Company is prohibited:

(b)	the number of the members of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company, were, while in such employment, and have continued after the determination of such employment to be, members of the Company) shall be limited to fifty PROVIDED that where two or more persons hold one or more Shares in the Company jointly they shall, for the purposes of this Clause 13, be treated as a single member:

Ex B-6

(c)	the right to transfer the Shares of the Company shall be restricted in manner herein prescribed: and

(d)	the Company shall not have power to issue Share Warrants to Bearer.

We, OFFSHORE INCORPORATIONS LIMITED of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola. British Virgin Islands for the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign this Memorandum of Association the 28th day of December, 2011.

Incorporator

(Sd.) Rexella D. Hodge

Authorised Signatory

OFFSHORE INCORPORATIONS LIMITED

Ex B-7

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

ARTICLES OF ASSOCIATION

OF

SkyPeople Foods Holdings Limited

A COMPANY LIMITED BY SHARES

l.	REGISTERED SHARES

l. l.	Every Shareholder is entitled to a certificate signed by a director or officer of the Company, or any other person authorised by Resolution of Directors, or under the Seal specifying the number of Shares held by him and the signature of the director, officer or authorised person and the Seal may be facsimiles.

1.2.	Any Shareholder receiving a certificate shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by Resolution of Directors.

1.3.	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

2.	SHARES

2.1.	Shares and other Securities may be issued at such times, to such Eligible Persons, for such consideration and on such terms as the directors may by Resolution of Directors determine.

2.2.	Section 46 of the Act (Pre-emptive rights) does not apply to the Company.

2.3.	A Share may be issued for consideration in any form. including money. a promissory note. or other written obligation to contribute money or property. real property. personal property (including goodwill and know-how). services rendered or a contract for future services.

2.4.	The consideration for a Share with par value shall not be less than the par value of the Share. If a Share with par value is issued for consideration less than the par value. the person to whom the Share is issued is liable to pay to the Company an amount equal to the difference between the issue price and the par value.

2.5.	No Shares may be issued for a consideration other than money. unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares;

Ex B-8

(b)	the determination of the directors of the reasonable present cash value of the non-money consideration for the issue; and

(c)	that. in the opinion of the directors, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6.	The consideration paid for any Share. whether a par value Share or a no par value Share. shall not be treated as a liability or debt of the Company for the purposes of

(a)	the solvency test in Regulations 3 and 18; and

(b)	sections 197 and 209 of the Act.

2.7.	The Company shall keep a register (the “register of members’’) containing:

(a)	the names and addresses of the Eligible Persons who hold Shares:

(b)	the number of each class and series of Shares held by each Shareholder:

(c)	the date on which the name of each Shareholder was entered in the register of members: and

(d)	the date on which any Eligible Person ceased to be a Shareholder.

2.8.	The register of members may be· any such form as the directors may approve. but if it is in magnetic. electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the directors Otherwise determine, the magnetic, electronic or other data storage form shall be the original register of members.

2.9.	A Share is deemed to be issued when the name of the Shareholder is entered in the register of members.

3.	REDEMPTION OF SHARES AND TREASURY SHARES

3.1.	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of Shareholders whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other Provision in the Memorandum or Articles to purchase; redeem or otherwise acquire the Shares without their consent.

3.2.	The Company may only offer to purchase, redeem or otherwise acquire Shares if the Resolution of Directors authorising the purchase, redemption or other acquisition contains a statement that the directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

3.3.	Sections 60 (Process for acquisition of own Shares). 61 (Offer to one or more shareholders) and 62 (Shares redeemed otherwise than at the option of company) of the Act shall not apply to the Company.

3.4.	Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

3.5.	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

3.6.	Treasury Shares may be transferred by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and the Articles) as the Company may by Resolution of Directors determine.

Ex B-9

3.7.	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, Shares having more than 50 percent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

4.	MORTGAGES AND CHARGES OF SHARES

4.1.	Shareholders may mortgage or charge their Shares.

4.2.	There shall be entered in the register of members at the written request of the Shareholder:

(a)	a statement that the Shares held by him are mortgaged or charged:

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the register of members.

4.3.	Where particulars of a mortgage or charge are entered in the register of members. such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf: or

(b)	upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of sue indemnities as the directors shall consider necessary or desirable.

4.4.	Whilst particulars of a mortgage or charge over Shares are entered in the register of members pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares.

without the written consent of the named mortgagee or chargee.

5.	FORFEITURE

5.1.	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note, other written obligation to contribute money or property or a contract for future services are deemed to be not fully paid.

5.2.	A written notice of call specifying the date for payment to be made shall be served on the Shareholder who defaults in making payment in respect of the Shares.

5.3.	The written notice of call referred to in Sub-Regulation 5.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

5.4.	Where a written notice of call has been issued pursuant to Sub-Regulation 5.3 and the requirements of the notice have not been complied with, the directors may, at any time before tender of payment. forfeit and cancel the Shares to which the notice relates.

5.5.	The Company is under no obligation to refund any moneys to the Shareholder whose Shares have been cancelled pursuant to Sub-Regulation 5.4 and that Shareholder shall be discharged from any further obligation to the Company.

Ex B-10

6.	TRANSFER OF SHARES

6.1.	Subject to the Memorandum. Shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration.

6.2.	The transfer of a Share is effective when the name of the transferee is entered on the register of members.

6.3.	If the directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed. they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate: and

(b)	that the transferee’s name should be entered in the register of members notwithstanding the absence of the instrument of transfer.

6.4.	Subject to the Memorandum. the personal representative of a deceased Shareholder may transfer a Share even though the personal representative is not a Shareholder at the time of the transfer.

7.	MEETINGS AND CONSENTS OF SHAREHOLDERS

7.1.	Any director of the Company may convene meetings of the Shareholders at such times and in such manner and places within or outside the British Virgin Islands as the director considers necessary or desirable.

7.2.	Upon the written request of Shareholders entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting requested the directors shall convene a meeting of Shareholders.

7 .3.	The director convening a meeting shall give not less than 7 days’ notice of a meeting of Shareholders to:

(a)	those Shareholders whose names on the date the notice is given appear as Shareholders in the register of members of the Company and are entitled to vote at the meeting; and

(b)	the other directors.

7.4.	The director convening a meeting of Shareholders may fix as the record date for determining those Shareholders that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice. being a date not earlier than the date of the notice.

7.5.	A meeting of Shareholders held in contravention of the requirement to give notice is valid if Shareholders holding at least 90 percent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and. for this purpose. the presence of a Shareholder at the meeting shall constitute waiver in relation to all the Shares which that Shareholder holds.

7.6.	The inadvertent failure of a director who convenes a meeting to give notice of a meeting to a Shareholder or another director. or the fact that a Shareholder or another director has not received notice. does not invalidate the meeting.

7.7.	A Shareholder may be represented at a meeting of Shareholders by a proxy who may speak and vote on behalf of the Shareholder.

7.8.	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote. The notice of the meeting may specify an alternative or additional place or time at which the proxy shall be presented.

Ex B-11

7.9.	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Shareholder appointing the proxy.

[COMPANY NAME]

I/We being a Shareholder of the above Company HEREBY APPOINT of or failing him of to be my/our proxy to vote for me/us at the meeting of Shareholders to be held on the day of , 20 and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this day of , 20

Shareholder

7.10.	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Shareholders and may speak as a Shareholder;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one.

7. 11.	A Shareholder shall be deemed to be present at a meeting of Shareholders if he participates by telephone or other electronic means and all Shareholders participating in the meeting are able to hear each other.

7.2.	A meeting of Shareholders is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 percent of the votes of the Shares entitled to vote on Resolutions of Shareholders to be considered at the meeting. A quorum may comprise a single Shareholder or proxy and then such person may pass a Resolution of Shareholders and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Shareholders .

7.13.	If within two hours from the time appointed for the meeting a quorum is not present. the meeting. if convened upon the requisition of Shareholders. shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place or to such other time and place as the directors may determine. and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting. those present shall constitute a quorum but otherwise the meeting shall be dissolved.

7.14.	At every meeting of Shareholders. the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting. the Shareholders present shall choose one of their number to be the chairman. If the Shareholders are unable to choose a chairman for any reason. then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Shareholder or representative of a Shareholder present shall take the chair.

7.15.	The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Ex B-12

7.16.	At any meeting of the Shareholders the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Shareholder present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

7.17.	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Eligible Persons other than individuals the right of any individual to speak for or represent a Shareholder shall be determined by the law of the jurisdiction where, and by the documents by which, the Eligible Person is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any Shareholder or the Company.

7.18.	Any Eligible Person other than an individual which is a Shareholder may by resolution of its directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Shareholders or of any class of Shareholders, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Shareholder which he represents as that Shareholder could exercise if it were an individual.

7.19.	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Eligible Person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Eligible Person shall be disregarded.

7.20.	Directors of the Company may attend and speak at any meeting of Shareholders and at any separate meeting of the holders of any class or series of Shares.

7.21.	An action that may be taken by the Shareholders at a meeting may also be taken by a resolution consented to in writing, without the need for any notice, but if any Resolution of Shareholders is adopted otherwise than by the unanimous written consent of all Shareholders, a copy of such resolution shall forthwith be sent to all Shareholders nor consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Shareholders. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Shareholders holding a sufficient number of votes of Shares to constitute a Resolution of Shareholders have consented to the resolution by signed counterparts.

8.	DIRECTORS

8.1.	The first directors of the Company shall be appointed by the first registered agent within 6 months of the date of incorporation of the Company; and thereafter, the directors shall be elected by Resolution of Shareholders or by Resolution of Directors.

8.2.	No person shall be appointed as a director, or nominated as a reserve director, of the Company unless he has consented in writing to be a director or to be nominated as a reserve director.

8.3.	Subject to Sub-Regulation 8.1. the minimum number of directors shall be one and there shall be no maximum number.

8.4.	Each director holds office for the term, if any, fixed by the Resolution of Shareholders or the Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a director, the director serves indefinitely until his earlier death, resignation or removal.

8.5.	A director may be removed from office.

Ex B-13

(a)	with or without cause, by Resolution of Shareholders passed at a meeting of Shareholders called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by at least 75 percent of the Shareholders of the Company entitled to vote; or

(b)	with cause, by Resolution of Directors passed at a meeting of directors called for the purpose of removing the director or for purposes including the removal of the director.

8.6.	A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, disqualified from acting as a director under the Act.

8.7.	The directors may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors. Where the directors appoint a person as director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a director ceased to hold office.

8.8.	A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.

8.9.	Where the Company only has one Shareholder who is an individual and that Shareholder is also the sole director of the Company, the sole Shareholder/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company as a reserve director of the Company to act in the place of the sole director in the event of his death.

8.10.	The nomination of a person as a reserve director of the Company ceases to have effect if:

(a)	before the death of the sole Shareholder/director who nominated him,

(i)	he resigns as reserve director, or

(ii)	the sole Shareholder/director revokes the nomination in writing: or

(b)	the sole Shareholder/director who nominated him ceases to be able to be the sole Shareholder/director of the Company for any reason other than his death.

8.11.	The Company shall keep a register of directors containing:

(a)	the names and addresses of the persons who are directors of the Company or who have been nominated as reserve directors of the Company:

(b)	the date on which each person whose name is entered in the register was appointed as a director, or nominated as a reserve director, of the Company;

(c)	the date on which each person named as a director ceased to be a director of the Company;

(d)	the date on which the nomination of any person nominated as a reserve director ceased to have effect; and

(e)	such other information as may be prescribed by the Act.

8.12.	The register of directors may be kept in any such form as the directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of directors.

8.13.	The directors may, by Resolution of Directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

8.14.	A director is not required to hold a Share as a qualification to office.

Ex B-14

9.	POWERS OF DIRECTORS

9.1.	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the directors of the Company. The directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Shareholders.

9.2.	Each director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the director believes to be the best interests of the Company.

9.3.	If the Company is the wholly owned subsidiary of a holding company, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

9.4.	Any director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the directors, with respect to the signing of consents or otherwise.

9.5.	The continuing directors may act notwithstanding any vacancy in their body.

9.6.	The directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

9.7.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

9.8.	For the purposes of Section 175 (Disposition of assets) of the Act, the directors may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

10.	PROCEEDINGS OF DIRECTORS

10.1.	Any one director of the Company may call a meeting of the directors by sending a written notice to each other director.

10.2.	The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the directors may determine to be necessary or desirable.

10.3.	A director is deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

10.4.	A director shall be given not less than 3 days’ notice of meetings of directors, but a meeting of directors held without 3 days’ notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a director at a meeting shall constitute waiver by that director. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

10.5.	A director may by a written instrument appoint an alternate who need not be a director and the alternate shall be entitled to attend meetings in the absence of the director who appointed him and to vote in place of the director until the appointment lapses or is terminated.

Ex B-15

10.6.	A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of directors, unless there are only 2 directors in which case the quorum is 2.

10.7.	If the Company has only one director the provisions herein contained for meetings of directors do not apply and such sole director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Shareholders. In lieu of minutes of a meeting the sole director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

10.8.	At meetings of directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the directors present shall choose one of their number to be chairman of the meeting.

10.9.	An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of directors consented to in writing by all directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last director has consented to the resolution by signed counterparts.

11.	COMMITTEES

11.1.	The directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

11.2.	The directors have no power to delegate to a committee of directors any of the following powers:

(a)	to amend the Memorandun or the Articles;

(b)	to designate committees of directors;

(c)	to delegate powers to a committee of directors;

(d)	to appoint or remove directors;

(e)	to appoint or remove an agent;

(f)	to approve a plan of merger, consolidation or arrangement;

(g)	to make a declaration of solvency or to approve a liquidation plan; or

(h)	to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

11.3.	Sub-Regulation 11.2(b) and (c) do not prevent a committee of directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

11.4.	The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

Ex B-16

11.5.	Where the directors delegate their powers to a committee of directors they remain responsible for the exercise of that power by the committee. unless they believed on reasonable grounds at all times before the exercise of the power that the committee would exercise the power in conformity with the duties imposed on directors of the Company under the Act.

12.	OFFICERS AND AGENTS

12.1.	The Company may by Resolution of Directors appoint officers of the Company al such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a president and one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

12.2.	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board to preside at meetings of directors and Shareholders, the president lo manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the president but otherwise to perform such duties as may be delegated to them by the president, the secretaries to maintain the register of members, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

12.3.	The emoluments of all officers shall be fixed by Resolution of Directors.

12.4.	The officers of the Company shall hold office until their successors are duly appointed, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

12.5.	The directors may, by Resolution of Directors, appoint any person, including a person who is a director, to be an agent of the Company.

12.6.	An agent of the Company shall have such-powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the following:

(a)	to amend the Memorandum or the Articles;

(b)	to change the registered office or agent;

(c)	to designate committees of directors;

(d)	to delegate powers to a committee of directors;

(e)	to appoint or remove directors;

(f)	to appoint or remove an agent;

(g)	to fix emoluments of directors;

(h)	to approve a plan of merger, consolidation or arrangement;

(i)	to make a declaration of solvency or to approve a liquidation plan;

(j)	to make a determination that immediately after a proposed Distribution the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as they fall due; or

(k)	to authorise the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

Ex B-17

12.7.	The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

12.8.	The directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

13.	CONFLICT OF INTERESTS

13.1.	A director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other directors of the Company.

13.2.	For the purposes of Sub-Regulation 13.1, a disclosure to all other directors to the effect that a director is a member, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry into the transaction or disclosure of the interest, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

13.3.	A director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction:

(b)	attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction,

and, subject to compliance with the Act shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

14.	INDEMNIFICATION

14.1.	Subject to the limitations hereinafter provided the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a)	is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company: or

(b)	is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise.

14.2.	The indemnity in Sub-Regulation 14.1 only applies if the person acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful.

14.3.	For the purposes of Sub-Regulation 14.2, a director acts in the best interests of the Company if he acts in the best interests of

(a)	the Company’s holding company; or

(b)	a Shareholder or Shareholders of the Company;

in either case. in the circumstances specified in Sub-Regulation 9.3 or the Act. as the case may be.

Ex B-18

14.4.	The decision of the directors as to whether the person acted honestly and in good faith and with a view to the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is. in the absence of fraud. sufficient for the purposes of the Articles. unless a question of law is involved.

14.5.	The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself. create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

14.6.	Expenses, including legal fees, incurred by a director in defending any legal. administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1.

14.7.	Expenses, including legal fees, incurred by a former director in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the former director to repay the amount if it shall ultimately be determined that the former director is not entitled to be indemnified by the Company in accordance with Sub-Regulation 14.1 and upon such terms and conditions, if any, as the Company deems appropriate.

14.8.	The indemnification and advancement of expenses provided by, or granted pursuant to, this section is not exclusive of any other rights to which the person seeking indemnification or advancement of expenses may be entitled under any agreement, Resolution of Shareholders. resolution of disinterested directors or otherwise, both as acting in the person’s official capacity and as to acting in another capacity while serving as a director of the Company.

14.9.	If a person referred to in Sub-Regulation 14.1 has been successful in defence of any proceedings referred to in Sub-Regulation 14.1, the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

14.10.	The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in that capacity. whether or not the Company has or would have had the power to indemnify the person against the liability as provided in the Articles.

15.	RECORDS

15.1.	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles:

(b)	the register of members. or a copy of the register of members:

(c)	the register of directors. or a copy of the register of directors: and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Co rporate Affairs in the previous IO years.

15.2.	Until the directors determine otherwise by Resolution of Direcwrs the Company shaJI keep the original register of members and original register of directors at the office of its registered agent.

15.3.	If the Company maintains only a copy of the register of members or a copy of the register of directors at the office of its registered agent. it shall:

Ex B-19

(a)	within 15 days of any change in either register. notify the registered agent in writing of the change: and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original register of members or the original register of directors is kept.

15.4.	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands. as the directors may determine:

(a)	minutes of meetings and Resolutions of Shareholders and classes of Shareholders:

(b)	minutes of meetings and Resolutions of Directors and committees of directors: and

(c)	an impression of the Seal.

15.5.	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company. and the place at which the original records is changed. the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

15.6.	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act. 2001 (No. 5 of 200 I) as from time to time amended or re-enacted.

16.	REGISTER OF CHARGES

The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee fo the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company co create any future charge ranking in priority to or equally with the charge.

17.	SEAL

The Company shall have a Seal and may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof co be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested co by the signature of any one director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed. may be general or specific and may refer to any number of sealings. The directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as herein before described.

Ex B-20

18.	DISTRIBUTIONS BY WAY OF DIVIDEND

18.1.	The directors of the Company may, by Resolution of Directors. authorise a Distribution by way of dividend at a time and of an amount they think fit if they are satisfied. on reasonable grounds. that. immediately after the Distribution. the value of the Company"s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

18.2.	Dividends may be paid in money, Shares. or other property.

18.3.	Notice of any dividend that may have been declared shall be given to each Shareholder as specified in Sub-Regulation 20.1 and all dividends unclaimed for 3 years after having been declared may be forfeited by Resolution of Directors for the benefit of the Company.

18.4.	No dividend shall bear interest as against the Company and no dividend shall be paid on Treasury Shares.

19.	ACCOUNTS AND AUDIT

19.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will. at any time. enable the financial position of the Company to be determined with reasonable accuracy.

19.2	The Company may by Resolution of Shareholders call for the directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

19.3.	The Company may by Resolution of Shareholders call for the accounts to be examined by auditors.

19.4.	The first auditors shall be appointed by Resolution of Directors; subsequent auditors shall be appointed by Resolution of Shareholders or by Resolution of Directors.

19.5.	The auditors may be Shareholders, but no director or other officer shall be eligible to be an auditor of the Company during their continuance in office.

19.6.	The remuneration of the auditors of the Company may be fixed by Resolution of Directors.

19.7.	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Shareholders or otherwise given to Shareholders and shall state in a written report whether or not:

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts. and of the assets and liabilities of the Company at the end of that period: and

(b)	all the information and explanations required by the auditors have been obtained.

19.8.	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Shareholders at which the accounts are laid before the Company or shall be otherwise given to the Shareholders.

19.9.	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company. and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

19.10.	The auditors of the Company shall be entitled to receive notice of. and to attend any meetings or Shareholders at which the Company"s profit and loss account and balance sheet are to be presented.

Ex B-21

20.	NOTICES

20.1.	Any notice. information or written statement to be given by the Company to Shareholders may be given by personal service or by mail addressed to each Shareholder at the address shown in the register of members.

20.2.	Any summons. notice. order. document. process. informatio n or written statement to be served on the Company may be served by leaving it. or by sending it by registered mail addressed to the Company. at its registered office. or by leaving it with. or by sending it by registered mail to. the registered agent of the Company.

20.3.	Service of any summons, notice. order. document. process. information or written statement to be served on the Company may be proved by showing that the summons. notice. order. document. process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery withjn the period prescribed for service and was correctly addressed and the postage was prepaid.

21.	VOLUNTARY LIQUIDATION

The Company may by Resolution of Shareho lders or by Resolution of Directors appoint a voluntary liquidator.

22.	CONTINUATION

The Company may by Resolution of Shareholders or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

We, OFFSHORE INCORPORATIONS LIMITED of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands for, the purpose of incorporating a BVI Business Company under the laws of the British Virgin Islands hereby sign these Articles of Association the 28th day of December. 2011.

Incorporator

(Sd.) Rexella D. Hodge

Authorised Signatory

OFFSHORE INCORPORATIONS LIMITED

Ex B-22

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK *** EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

FUTURE FINTECH GROUP INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 17, 2017.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	X

The Board of Directors recommends that you vote FOR each of the director nominees listed below.

				5.	Approval of the Future FinTech Group Inc. 2017 Omnibus Equity Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. Election of Directors
Nominees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	NOTE: The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.
(01) Yongke Xue (02) Hongke Xue (03) Guolin Wang (04) Johnson Lau (05) Fuyou Li	☐	☐	☐	Please indicate if you plan to attend this meeting.		YES ☐	NO ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the following line:

The Board of Directors recommends you vote FOR Proposal 2:	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

2.	Ratification of appointment of Wang Certified Public Accountant, P.C., as independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the spin-offs of SkyPeople Foods Holdings Limited (BVI) and FullMart Holdings Limited (BVI).	FOR ☐	AGAINST ☐	ABSTAIN ☐	CONTROL NUMBER

4.	Approval of the amendment to the Second Amended and Restated Articles of Incorporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date	, 2017.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held December 18, 2017.

The Proxy Statement and our 2016 Annual Report to Stockholders
are available at http://www.cstproxy.com/futurefintechgroupinc/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FUTURE FINTECH GROUP INC.

The undersigned hereby appoints Hongke Xue and Hanjun Zheng, or either of them, as the undersigned’s true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Future FinTech Group Inc., to be held at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Monday, December 18, 2017 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned’s proxy be voted as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1, AND “FOR” THE PROPOSAL DESCRIBED IN ITEMS 2, 3, 4 AND 5 . THE PROXYHOLDERS, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be marked, dated and signed, on the reverse side